                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                 Investment Company Act file number 811-06654

                              BNY Hamilton Funds
              ---------------------------------------------------
              (Exact name of registrant as specified in charter)

                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                              BNY Hamilton Funds
                         3435 Stelzer Road, Suite 1000
                              Columbus, OH 43219
              ---------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-800-426-9363

                  Date of fiscal year end: December 31, 2005

                  Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report(s) to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

[LOGO] BNY
HAMILTON

                                 ANNUAL REPORT

                               DECEMBER 31, 2005


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   ENHANCED INCOME FUND

   MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   TREASURY MONEY FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2005. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

U.S. financial markets provided returns that were generally flat to moderately positive in 2005. A series of mixed, and frequently contradictory, indicators made it difficult to determine if economic growth would remain on track, and whether inflation would stay at tame levels. High energy prices sparked concerns about possible inflation, especially in the wake of Hurricanes Katrina and Rita along the Gulf Coast. But even as oil prices reached historical highs--levels they ultimately backed off from--inflation did not reach problematic levels. Consumer spending, which accounts for two-thirds of U.S. economic activity, appeared to be most in danger from rising petroleum and natural gas prices, but it remained at robust levels despite occasional dips in consumer confidence and concerns about a potential slowdown in the housing market. Corporate capital spending was also at reasonably strong levels, and showed signs of building momentum.

There were, however, some signs of a slowing economy and deceleration in corporate earnings growth. For the most part, this was viewed as part of the natural course of an economic cycle, in which rapid recovery in time gives way to more moderate, sustainable levels of growth in economic output and corporate earnings. Nonetheless, there were a few areas of doubt on the horizon. Despite improvement, job growth has been somewhat lackluster, and gains in real wages have been scarce. Continued high levels of productivity, however, were very encouraging.

For the one-year period, the S&P 500/(R)/ Index of large-capitalization U.S. stocks returned 4.92%. The Russell 2000/(R)/ Index of small-cap stocks posted a total return of 4.56% for the same period.

While global equity markets faced many of the same issues as the U.S., they were able to outperform the U.S. market, often by wide margins. Developed international markets experienced strong earnings growth, which helped to push their equity averages to multi-year highs. The top-performing country was Japan, riding on the strength of that nation's economic recovery. Developed markets in Europe also delivered very positive returns.

The U.S. dollar continued its significant rebound in value against major foreign currencies, somewhat muting the impact of many foreign markets' double-digit returns. Even after that factor is taken into account, many developed markets' returns still beat those in the U.S. The dollar's increase in value against the Euro, British Pound, and Japanese Yen has been largely welcomed by most observers in the U.S., who found the decline in the dollar during 2003-2004 somewhat unsettling. However, the dollar's bounceback does raise the price of U.S. goods exported abroad, which in time could have negative impact on the competitive position of U.S. companies in global markets.

For the year, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 14.02%, far outpacing major domestic equity indexes.

In the fixed-income markets, the Federal Reserve's activity once again dominated the headlines. The Federal Reserve continued its steady march of short-term interest rate increases--a string that dates back to June 2004--with eight additional hikes in 2005 that brought the federal funds target rate to 4.25% by year-end. Although at times speculation arose as to whether the Federal Reserve was ready to stop raising rates, at year-end there appeared to be growing consensus that one or two additional increases could be expected. Ben Bernanke, who is slated to replace longtime Federal Reserve Chairman Alan Greenspan early in the year, appears to share his predecessor's dedication to fighting inflation.

Short-term interest rates rose significantly as a result of the Federal Reserve's moves, but longer-term rates did not move on so steady a path. Longer-term yields did go up early in the year, as many anticipated higher rates of inflation would take hold. As it became clearer that a pick-up in core inflation was not on the horizon, though, yields on longer-term bonds began to retreat. The result by year-end was a slightly inverted Treasury yield curve, where rates for the shortest-maturity issues were actually higher than those for longer-term bonds.

This change in the yield curve was not entirely welcome, as an inverted curve profile has often been viewed as a harbinger of economic recession. This time, however, not all observers believe that is likely to be the case. One reason is that high demand for longer-term Treasury debt, often from foreign participants, has played a role in suppressing yields. (As bond prices go up, their yields decline.) Thus the lower longer-term yields may reflect supply/demand factors in the bond market, rather than pessimism among investors concerning the outlook for the economy.

While mortgage rates did back up moderately over the course of the year, they remained close to historically low levels. Nonetheless, the Federal Reserve's rate hikes continued to stir fears that higher mortgage rates could be looming, with negative impact on the residential real estate market that has done so much to support consumer spending.

Treasury securities underperformed major "spread" sectors, including corporate, mortgage-backed, asset-backed, and agency securities for the first half of the year, but the trend--which marked a continuation from 2004--shifted in the year's second half. For the year as a whole, only agency debt and Aaa-rated asset-backed securities outperformed Treasurys. Longer-maturity agency debt was the strongest-performing sector for the year.

On the corporate front, the most notable development may have been the downgrading of automakers Ford and General Motors, who saw their bonds fall to non-investment grade status. These bonds served as a drag on the investment-grade corporate market overall. The issues ultimately were removed from the investment grade indices and were added to high-yield benchmarks, at which point they staged a brief rally.

While there are still many areas of uncertainty in the U.S. and abroad, there is reason for some optimism with respect to the economy and the financial markets. Recent job figures have been moderately encouraging; such improvement is necessary to establish long-term economic health. While the damage caused by the Gulf Coast hurricanes and other natural disasters has been devastating to those involved, recovery efforts are underway and the economic impact of the devastation has not been as great as had been feared. Concerns about the war in Iraq remain, but more attention now seems to be focused on defining goals and achieving resolution there and in other pockets of geopolitical instability. It is certainly not possible to predict the exact path of future events here or around the globe; what you can count on is that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady.

Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

Fees and Expenses.....................      14

Portfolio Summaries...................      17

BNY Hamilton Enhanced Income Fund
  Schedule of Investments.............      21
  Statement of Assets and Liabilities.      25
  Statement of Operations.............      26
  Statements of Changes in Net Assets.      27
  Financial Highlights................      28

BNY Hamilton Money Fund
  Schedule of Investments.............      31
  Statement of Assets and Liabilities.      36
  Statement of Operations.............      37
  Statements of Changes in Net Assets.      38
  Financial Highlights................      40

BNY Hamilton New York Tax-Exempt Money Fund
  Schedule of Investments............. Page 44
  Statement of Assets and Liabilities.      52
  Statement of Operations.............      52
  Statements of Changes in Net Assets.      53
  Financial Highlights................      54

BNY Hamilton Treasury Money Fund
  Schedule of Investments.............      57
  Statement of Assets and Liabilities.      59
  Statement of Operations.............      60
  Statements of Changes in Net Assets.      61
  Financial Highlights................      63

Notes to Financial Statements.........      67

Report of Independent Registered
 Public Accounting Firm...............      75

Directors and Officers................      76

BNY Hamilton Enhanced Income Fund


 Investment Considerations--BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and, when redeemed, may be worth more or less than the original investment.

An Interview with Thomas Bosh, CFA, Vice President and Portfolio Manager

Q. What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: During the past year, the investment environment was characterized by a brisk economic expansion, an improving labor market, and a modest acceleration in the core inflation rate. The biggest impact on the short-term debt markets was the Federal Reserve's continued campaign of interest-rate hikes at a "measured pace." The Federal Reserve raised the federal funds target rate eight times, bringing the rate up to 4.25% from 2.25%. Interest rates between overnight and two years also increased; for example, the two-year Treasury yield rose to 4.40% from 3.10%, and the one-year LIBOR, which reflects the interest rate major international banks charge one another to borrow money, rose to 4.83% from 3.11%.

   As of the end of the year, the Federal Reserve was still signaling further rate increases, but indications were that it was nearing a neutral stance on monetary policy--one that is neither stimulative nor restrictive to economic growth. As the year progressed, short-term interest rates rose faster than longer-term rates, causing the yield curve to flatten. Tame inflation expectations and the perception that the Federal Reserve was nearing the end of its tightening cycle were factors keeping longer interest rates lower.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the twelve-month period ended December 31, 2005, the Fund posted a total return of 2.88% for Institutional Class Shares, 2.10% for Class A Shares, and 1.33% for Class C shares. For the same period, three-month LIBOR provided a total return of 3.14%.

   As of December 31, 2005, the Fund had a 30-day effective yield of 3.67% and a daily yield of 3.78% for Institutional Shares, a 30-day yield of 3.42% and a daily yield of 3.52% for Class A Shares, and a 30-day yield of 2.67% and a daily yield of 2.75% for Class C Shares.

   Strategies that emphasized shorter-duration profiles--that is, those that were less sensitive to interest-rate increases--on both a relative and absolute basis provided superior returns. Thus, money market funds offered the best returns within the investment-grade fixed-income spectrum.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

   The 3-month LIBOR (London InterBank Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-month LIBOR rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: We increased the Fund's floating-rate position as a defensive strategy in anticipation of rising interest rates. Coupons on these securities periodically reset in line with market interest rates. Consequently, as rates went up, so did the rate of interest paid by these holdings. The net effect of this positioning was positive for the Fund's performance.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund seeks to achieve superior returns to those available on money market funds by investing in issues with maturities that fall just outside of the money market range. This strategy leads us to invest in a variety of instruments in various sectors, while targeting the Fund's duration between nine months and one year.

   We shortened the Fund's duration, or sensitivity to rising interest rates, during the year as we anticipated that interest rates would continue to rise. By shortening the duration, we reduced the impact of rising interest rates on the market value of the Fund. This move also allowed the yield on the Fund to quickly respond to the changing interest-rate environment. We primarily used floating-rate securities to achieve this purpose.

   High credit quality was another investment theme for the Fund. At year-end, we had invested 98% of the Fund's assets in AAA-rated securities.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Currently the yield curve's profile is shifting between flat and inverted on a daily basis. In the past, such a condition was thought to indicate that a recession was on the horizon. That may not be the case this time, though, as the economy appears to exhibit solid growth with an improving employment picture.

   A degree of uncertainty may also enter the market as Ben Bernanke takes the reins of the Federal Reserve from Alan Greenspan on January 31, 2006. Bernanke has stated that his objective is to maintain vigilance over inflation, so it is possible that he will continue raising short-term interest rates.

   In this environment we strive to maintain a cautious approach, and thus anticipate positioning the Fund with a short to neutral target for duration.

                  Institutional Shares         Class A Shares            Class C Shares
                ------------------------- ------------------------- -------------------------
                               Average                   Average                   Average
                 Cumulative     Annual     Cumulative     Annual     Cumulative     Annual
    Period      Total Return Total Return Total Return Total Return Total Return Total Return
    ------      ------------ ------------ ------------ ------------ ------------ ------------
1 Year.........    2.88%        2.88%        2.10%        0.57%        1.33%        1.33%
3 Years........    5.58%        1.83%        4.79%        1.06%          N/A          N/A
Since Inception    7.30%        1.94%        6.28%        1.26%        1.83%        1.19%
    5/1/02--Institutional Shares
    5/2/02--Class A Shares
    6/18/04--Class C Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]




                      Enhanced
                     Income Fund
                 (Institutional Shares)   3-Month LIBOR Constant
                 ---------------------    ----------------------
      5/1/2002        $10,000                 $10,000
     6/30/2002         10,045                  10,016
     9/30/2002         10,105                  10,064
    12/31/2002         10,163                  10,114
     3/31/2003         10,268                  10,150
     6/30/2003         10,318                  10,186
     9/30/2003         10,311                  10,214
    12/31/2003         10,351                  10,245
     3/31/2004         10,391                  10,275
     6/30/2004         10,384                  10,296
     9/30/2004         10,430                  10,331
    12/31/2004         10,430                  10,378
     3/31/2005         10,489                  10,437
     6/30/2005         10,557                  10,513
     9/30/2005         10,637                  10,599
    12/31/2005         10,730                  10,704


This chart represents historical performance of a hypothetical investment of $10,000 in the Enhanced Income Fund (Institutional Shares) from 5/1/02 to 12/31/05.

Total return figures include changes in share prices and reinvestment of dividends and capital gains. Average Annual Total Return reflects the deduction of the maximum applicable sales charge of 1.50% for Class A shares. Cumulative Total Return does not reflect the deduction of the maximum applicable sales charge. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.25% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.25% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Inception date for this Fund is May 1, 2002.

The Merrill Lynch U.S. Dollar LIBOR 3-month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits. Investors cannot invest directly in any index.

BNY Hamilton Money Fund


 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The Federal Reserve continued to raise the federal funds target rate in an effort to keep inflationary pressures from building as the economic expansion progressed. The Federal Reserve raised the rate target by two full percentage points for the year, bringing it to 4.25%. Fear that Hurricanes Katrina and Rita would negatively impact the economy proved largely unfounded, as the economy continued to expand in the second half of the year.

Q: How did the Fund perform? What were the major factors accounting for its performance?
A: Hamilton Shares of the Fund posted a total return of 3.09%, Premier Shares returned 2.83%, and Classic Shares returned 2.57% for the twelve months ended December 31, 2005. Institutional Shares posted a return of 0.50% for the period from their inception on November 15, 2005 through December 31, 2005.

   The seven-day current and the 30-day effective yields for the period ended December 31, 2005 were 4.16% and 4.09%, respectively, for the Hamilton Shares, 3.91% and 3.84% for the Premier Shares, 3.66% and 3.59% for the Classic Shares, and 4.21% and 4.13% for the Institutional Shares since inception.

   The Fund's positive performance is largely attributable to our bias toward relative value in the Fund. With this approach, we shortened the average maturity of the Fund to 27 days by overweighing our exposure to the short end of the yield curve. This allowed us to take advantage of higher money market rates that came about as the result of continued Federal Reserve actions.

   We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The quality of our investments is a matter of great importance to us. As a result, the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Service. These indicate that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: In keeping with our relative value strategy and our aim to preserve capital while providing the potential for enhanced yield, we lowered the Fund's exposure to Treasury and agency securities, and increased our exposure to commercial paper and certificates of deposit. We also reduced the Fund's weighting in overnight issues as this category's relative yield advantage dissipated.

   The Fund remained broadly diversified, with exposure to various fixed- and variable-rate securities including commercial paper (64%), U.S. Government and agency securities (1%), bank debt (20%), and corporate debt (15%). The Fund's weighted average maturity was 27 days as of December 31, 2005.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: We believe that the Federal Reserve will continue raising rates in order to bring monetary policy to a neutral stance. At this point, we anticipate that the federal funds rate could increase by at least half a percentage point during 2006, and are positioning the Fund accordingly.

BNY Hamilton N.Y. Tax-Exempt Money Fund


 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A tax-exempt fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The Federal Reserve continued its tightening campaign by steadily increasing interest rates in 0.25% increments throughout the year. At the Federal Reserve's December meeting, the federal funds target rate was moved to 4.25%, marking the thirteenth consecutive increase since June 2004. This allowed money market investors to experience the highest yields seen since 2001. The Federal Reserve continues to be mindful of inflation, and has hinted that some further tightening--still at a measured pace--is likely in the first quarter of 2006.

   The overall yield curve flattened dramatically, as rising short-term rates were accompanied by much smaller increases--and at times, even declines--on yields for intermediate and longer-term issues. This turn of events was interpreted by many as a signal that the Federal Reserve could be close to the end of its tightening process.

Q: How did the Fund perform? What were the major factors accounting for its performance?
A: For the twelve months ended December 31, 2005, Hamilton Shares of the Fund posted a total return of 2.16%, Premier Shares returned 1.91%, and Classic Shares returned 1.66%. The Fund's seven-day current and 30-day effective yields as of December 31, 2005, were 3.10% and 2.83%, respectively, for the Hamilton Shares, 2.85% and 2.58% for the Premier Shares, and 2.60% and 2.33% for the Classic Shares.

   We kept the Fund's average maturity shorter than our benchmark level for most of the year; this was a primary factor in our performance over the period.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Early in the year, when it became evident that the Federal Reserve would continue on its course of raising short-term interest rates, we took advantage of what was then a steep municipal money market yield curve (that is, yields at the longer end of the money market range were notably higher than those for shorter maturities) by selectively adding longer-dated securities.

   As the year progressed, we allowed the Fund's average maturity to gradually drift downward, which was advantageous as rates rose. We maintained this posture for most of the remainder of the year, and it continued to benefit performance as the yield curve flattened.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook going forward?
A: At this point, it appears the Federal Reserve is likely to raise rates at least one more time, as long as the economy continues to grow at a steady pace. As the Federal Reserve concludes its activity, it may be beneficial to extend the Fund's average maturity and, as the yield curve steepens, we anticipate doing so. The exact timing of this move is not yet certain, however.

   We believe it's important for investors to be mindful not only of which funds are providing the highest net yields, but also of which are positioned to respond to the eventual change in Federal Reserve's tightening cycle. We strive to prepare the Fund for this change in conditions.

BNY Hamilton Treasury Money Fund


 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The Federal Reserve continued to raise the federal funds target rate in an effort to avoid inflationary pressures on the economic expansion. The Federal Reserve raised the rate target by two full percentage points for the year, bringing it to 4.25%. Fear that Hurricanes Katrina and Rita would negatively impact the economy proved largely unfounded as the economy continued to expand in the second half of the year. High energy prices were a concern, but they did not appear to have serious negative impact on economic growth, and did not spur higher inflation.

Q: How did the Fund perform? What were the major factors accounting for its performance?
A: Hamilton Shares of the BNY Hamilton Treasury Money Fund posted a total return of 2.90%, the Premier Shares returned 2.64%, and the Classic Shares returned 2.39% for the twelve months ended December 31, 2005. Institutional Shares posted a return of 0.48% for the period from their inception on November 15, 2005 through December 31, 2005. The seven-day current and 30-day effective yields for the period ended December 31, 2005 were 3.71% and 3.85%, respectively, for the Hamilton Shares, 3.46% and 3.60% for the Premier Shares, 3.21% and 3.35% for the Classic Shares, and 3.76% and 3.90% for the Institutional Shares from inception.

   The Fund's positive performance is largely attributable to our bias toward relative value in the Fund. Using this approach, we shortened the Fund's average maturity to 23 days by overweighting our exposure to the short end of the yield curve. This allowed us to take advantage of higher money-market rates that resulted from the Federal Reserve's continuing interest-rate hikes.

   We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Service. These ratings signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price; although there is no guarantee that it will do so.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The overnight area of the yield curve offers strong relative value, given the expectation of additional interest rate hikes from the Federal Reserve. Shortening the Fund's average maturity allowed it to benefit from these conditions. The Fund's weighted average maturity was 23 days as December 31, 2005.

   The Fund remained broadly diversified with exposure to various types of Treasury securities, including short-dated Treasury notes and bonds (4% of assets), Treasury bills (29%), and repurchase agreements (67%).

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: We believe that the Federal Reserve will continue raising rates in order to bring monetary policy to a neutral stance. At this point, we anticipate that the federal funds rate could increase by at least half a percentage point during 2006, and are positioning the Fund accordingly.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2005.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           BEGINNING  ENDING      ANNUALIZED
                                            ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                             VALUE    VALUE      BASED ON THE      DURING THE
                                           07/01/05  12/31/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
ENHANCED INCOME FUND--CLASS A SHARES
Actual                                     $1,000.00 $1,015.10      0.50%             $2.54
Hypothetical (5% return before expenses)   $1,000.00 $1,022.68      0.50%             $2.55
-------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--CLASS C SHARES
Actual                                     $1,000.00 $1,006.20      1.25%             $6.33
Hypothetical (5% return before expenses)   $1,000.00 $1,018.90      1.25%             $6.37
-------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND--INSTITUTIONAL SHARES
Actual                                     $1,000.00 $1,016.40      0.25%             $1.27
Hypothetical (5% return before expenses)   $1,000.00 $1,023.95      0.25%             $1.28
-------------------------------------------------------------------------------------------------
MONEY FUND--HAMILTON SHARES
Actual                                     $1,000.00 $1,018.20      0.19%             $0.96
Hypothetical (5% return before expenses)   $1,000.00 $1,024.25      0.19%             $0.97
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 BEGINNING     ENDING       ANNUALIZED
                                                  ACCOUNT     ACCOUNT      EXPENSE RATIO        EXPENSES PAID
                                                   VALUE       VALUE       BASED ON THE          DURING THE
                                                  07/01/05    12/31/05   SIX-MONTH PERIOD     SIX-MONTH PERIOD*
MONEY FUND--PREMIER SHARES
Actual                                           $1,000.00    $1,016.90        0.44%                $2.23
Hypothetical (5% return before expenses)         $1,000.00    $1,022.99        0.44%                $2.24
---------------------------------------------------------------------------------------------------------------
MONEY FUND--CLASSIC SHARES
Actual                                           $1,000.00    $1,015.60        0.69%                $3.50
Hypothetical (5% return before expenses)         $1,000.00    $1,021.73        0.69%                $3.51
                                                                            ANNUALIZED
                                                 BEGINNING     ENDING      EXPENSE RATIO
                                                  ACCOUNT     ACCOUNT   BASED ON THE PERIOD    EXPENSES PAID**
                                                   VALUE       VALUE    11/15/05/(A)/ THROUGH   11/15/05/(A)/
                                                11/15/05/(A)/ 12/31/05       12/31/05         THROUGH 12/31/05
MONEY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00    $1,005.00        0.14%                $0.18
Hypothetical (5% return before expenses)         $1,000.00    $1,006.12        0.14%                $0.18
                                                 BEGINNING     ENDING       ANNUALIZED
                                                  ACCOUNT     ACCOUNT      EXPENSE RATIO        EXPENSES PAID
                                                   VALUE       VALUE       BASED ON THE          DURING THE
                                                  07/01/05    12/31/05   SIX-MONTH PERIOD     SIX-MONTH PERIOD*
NEW YORK TAX-EXEMPT MONEY FUND--HAMILTON SHARES
Actual                                           $1,000.00    $1,012.00        0.25%                $1.27
Hypothetical (5% return before expenses)         $1,000.00    $1,023.94        0.25%                $1.28
---------------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--PREMIER SHARES
Actual                                           $1,000.00    $1,010.70        0.50%                $2.54
Hypothetical (5% return before expenses)         $1,000.00    $1,022.68        0.50%                $2.55
---------------------------------------------------------------------------------------------------------------
NEW YORK TAX-EXEMPT MONEY FUND--CLASSIC SHARES
Actual                                           $1,000.00    $1,009.40        0.75%                $3.81
Hypothetical (5% return before expenses)         $1,000.00    $1,021.42        0.75%                $3.83
---------------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--HAMILTON SHARES
Actual                                           $1,000.00    $1,017.20        0.20%                $1.02
Hypothetical (5% return before expenses)         $1,000.00    $1,024.19        0.20%                $1.02
---------------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--PREMIER SHARES
Actual                                           $1,000.00    $1,015.90        0.45%                $2.29
Hypothetical (5% return before expenses)         $1,000.00    $1,022.94        0.45%                $2.29
---------------------------------------------------------------------------------------------------------------
TREASURY MONEY FUND--CLASSIC SHARES
Actual                                           $1,000.00    $1,014.60        0.70%                $3.56
Hypothetical (5% return before expenses)         $1,000.00    $1,021.67        0.70%                $3.57
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      ANNUALIZED
                                           BEGINNING     ENDING      EXPENSE RATIO
                                            ACCOUNT     ACCOUNT   BASED ON THE PERIOD   EXPENSES PAID**
                                             VALUE       VALUE    11/15/05/(A)/ THROUGH  11/15/05/(A)/
                                          11/15/05/(A)/ 12/31/05       12/31/05         THROUGH 12/31/05
TREASURY MONEY FUND--INSTITUTIONAL SHARES
Actual                                     $1,000.00    $1,004.80        0.16%               $0.20
Hypothetical (5% return before expenses)   $1,000.00    $1,006.10        0.16%               $0.20
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (a)Commencement of offering of shares.
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).
 **Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 46 days in the period ended December 31, 2005, and divided by the 365 days in the Fund's current fiscal year (to reflect the actual period November 15, 2005 (commencement of offering of shares) to December 31, 2005.

         BNY Hamilton Enhanced Income Fund

         Portfolio Summaries

         Asset Group Diversification

         As of December 31, 2005

                                                              % of
                                                           Net Assets
                                                           ----------
           Asset-Backed Securities........................    37.1%
           Mortgage Obligations...........................    31.9
           Commercial Paper...............................    12.7
           United States Government Agencies & Obligations    11.1
           Money Market Fund..............................     5.1
           Corporate Bonds................................     2.2
           Liabilities in excess of other assets..........    (0.1)
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Money Fund

         Asset Group Diversification

         As of December 31, 2005

                                                              % of
                                                           Net Assets
                                                           ----------
           Commercial Paper...............................    64.2%
           Corporate Floating Rate Notes..................    15.0
           Certificates of Deposits.......................    13.8
           Master Notes...................................     4.6
           Time Deposits..................................     2.3
           United States Government Agencies & Obligations     0.3
           Liabilities in excess of other assets..........    (0.2)
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton New York Tax-Exempt Money Fund

         Asset Group Diversification

         As of December 31, 2005

                                                        % of
                                                     Net Assets
                                                     ----------
                 Variable Rate Municipal Obligations    97.6%
                 Money Market Fund..................     2.2
                 Other assets less liabilities......     0.2
                                                       -----
                 Total..............................   100.0%
                                                       -----

Portfolio composition is subject to change.

         BNY Hamilton Treasury Money Fund

         Asset Group Diversification

         As of December 31, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Repurchase Agreements................    67.4%
                United States Treasury Bills.........    29.0
                United States Treasury Notes.........     3.9
                Liabilities in excess of other assets    (0.3)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         December 31, 2005

Principal
 Amount                                   VALUE
----------                              ----------
           Asset-Backed
           Securities--37.1%
           Auto Floor Plan ABS--3.3%
$3,000,000 Ford Credit Floorplan Master
           Owner Trust,
           Series 2004-1, Class A
           4.41%, 7/15/09 FRN.......... $2,998,448
                                        ----------
           Automobile ABS--12.6%
   824,435 Capital One Prime Auto
           Receivables Trust,
           Series 2003-2, Class A3
           4.45%, 9/17/07 FRN..........    825,051
 1,703,374 Capital One Prime Auto
           Receivables Trust,
           Series 2005-1, Class A1
           3.95%, 9/15/06..............  1,702,585
   543,709 Harley-Davidson Motorcycle
           Trust, Series 2003-4,
           Class A1
           1.47%, 4/15/08..............    541,945
 1,583,241 Harley-Davidson Motorcycle
           Trust,
           Series 2004-2, Class A1
           2.18%, 1/15/09..............  1,570,544
   719,555 Honda Auto Receivables
           Owner Trust,
           Series 2004-2, Class A2
           2.52%, 2/15/07..............    718,655
 1,968,559 Honda Auto Receivables
           Owner Trust,
           Series 2004-3, Class A2
           2.48%, 5/18/07..............  1,961,594

Principal
 Amount                                     VALUE
----------                               -----------
           Asset-Backed Securities
           (Continued)
$2,235,978 Nissan Auto Lease Trust,
           Series 2003-A, Class A3A
           4.51%, 6/15/09 FRN........... $ 2,238,626
    97,496 USAA Auto Owner Trust,
           Series 2004-2, Class A2
           2.41%, 2/15/07...............      97,465
 1,623,574 USAA Auto Owner Trust,
           Series 2004-3, Class A2
           2.79%, 6/15/07...............   1,620,986
                                         -----------
                                          11,277,451
                                         -----------
           Credit Card ABS--1.7%
 1,500,000 Citibank Credit Card Issuance
           Trust,
           Series 2003-A2, Class A2
           2.70%, 1/15/08...............   1,499,770
                                         -----------
           Home Equity ABS--4.9%
 4,300,000 Argent Securities, Inc.,
           Series 2004-W5, Class AF4
           4.01%, 4/25/34...............   4,240,964
   129,418 Centex Home Equity,
           Series 2004-C, Class AF1
           2.82%, 1/25/19...............     129,095
                                         -----------
                                           4,370,059
                                         -----------
           Other ABS--14.6%
 1,888,675 CIT Equipment Collateral,
           Series 2003-EF1, Class A3
           4.53%, 1/20/08 FRN...........   1,890,771
 1,403,486 CNH Equipment Trust,
           Series 2004-A, Class A2
           2.42%, 3/15/07...............   1,400,751

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2005

Principal
 Amount                                    VALUE
----------                              -----------
           Asset-Backed Securities
           (Continued)
$2,000,000 GE Equipment Small Ticket
           LLC
           Series 2005-2A, Class A2
           4.84%, 2/22/08.............. $ 1,999,857
 2,000,000 John Deere Owner Trust,
           Series 2005-A, Class A2
           3.79%, 12/17/07.............   1,990,035
   311,490 Residential Asset Mortgage
           Products, Inc.,
           Series 2003-RS7, Class AI3
           3.68%, 9/25/27..............     310,618
 1,103,008 Residential Asset Mortgage
           Products, Inc.,
           Series 2003-RS7, Class AIIB
           4.72%, 8/25/33 FRN..........   1,105,524
   576,467 Residential Asset Securities
           Corp.,
           Series 2003-KS11, Class AIIB
           4.68%, 1/25/34 FRN..........     577,473
 3,875,000 Structured Asset Securities
           Corp.,
           Series 2004-17XS, Class A2
           4.45%, 9/25/34..............   3,855,438
                                        -----------
                                         13,130,467
                                        -----------
           Total Asset-Backed
           Securities
           (Cost $33,308,995)..........  33,276,195
                                        -----------
           Collateralized Mortgage
           Obligations--31.9%
           Federal Home Loan Mortgage Corp.--9.9%
   792,728 Series 2617, Class UA
           3.00%, 6/15/09..............     789,768

Principal
 Amount                                     VALUE
----------                               -----------
           Collateralized Mortgage
           Obligations (Continued)
$1,334,046 Series 2643, Class LA
           4.50%, 1/15/11............... $ 1,329,301
   812,731 Stated Final,
           Series SF2, Class GB
           2.02%, 12/15/08..............     810,432
 2,873,419 Stated Final,
           Series SF4, Class B
           2.37%, 12/15/09..............   2,781,245
 3,000,000 Structured Pass-Through
           Securities,
           Series 2677, Class LM
           4.00%, 4/15/13...............   2,955,423
   183,515 Structured Pass-Through
           Securities,
           Series H009, Class A2
           1.88%, 3/15/08...............     182,450
                                         -----------
                                           8,848,619
                                         -----------
           Federal National Mortgage
           Association--11.7%
 1,856,645 Series 2003-41, Class YN
           4.00%, 5/25/17...............   1,849,383
   839,356 Series 2004-1, Class GK
           3.00%, 12/25/12..............     829,605
 3,327,682 Series 2005-57, Class CK
           5.00%, 7/25/35...............   3,316,376
 2,072,481 Series 2005-98, Class G
           5.50%, 12/25/14..............   2,072,256
 2,500,000 Final Maturity Amortizing
           Notes, Series 2005-2, Class 1
           4.00%, 2/25/10...............   2,432,617
                                         -----------
                                          10,500,237
                                         -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2005

Principal
 Amount                                  VALUE
----------                            -----------
           Collateralized Mortgage
           Obligations (Continued)
           Whole Loan Collateral CMO--10.3%
$  757,046 Granite Mortgages PLC,
           (Great Britain)
           Series 2003-1, Class 1A2
           4.36%, 1/20/20 FRN........ $   758,630
 2,991,058 Residential Asset
           Securitization Trust,
           Series 2005-A14, Class A5
           5.50%, 12/25/35...........   2,962,239
 2,718,583 Structured Adjustable Rate
           Mortgage Loan,
           Series 2005-17, Class 4A2
           5.15%, 8/25/35............   2,657,437
 2,000,000 Structured Adjustable Rate
           Mortgage Loan,
           Series 2005-23, Class 1A1
           5.45%, 1/25/36............   1,995,625
   902,633 Washington Mutual, Inc.,
           Series 2004-AR7, Class A1
           2.34%, 7/25/34............     901,246
                                      -----------
                                        9,275,177
                                      -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $28,881,811)........  28,624,033
                                      -----------
           Commercial Paper--12.7%
           Commercial MBS--2.2%
 2,000,000 Mortgage Interest
           Networking Trust
           4.30%, 1/05/06............   1,999,500
                                      -----------
           Diversified Financial Services--10.5%
 2,000,000 Austra Corp.
           4.40%, 1/06/06............   1,999,260

Principal
 Amount                                    VALUE
----------                              -----------
           Commercial Paper (Continued)
$1,300,000 Bryant Park Funding LLC
           4.35%, 1/11/06.............. $ 1,298,713
 2,614,000 La Fayette Asset
           Securitization LLC
           4.34%, 1/10/06..............   2,611,700
 2,200,000 Saint Germain Holdings, Inc.
           4.34%, 1/09/06..............   2,198,372
 1,281,000 Tasman Funding, Inc.
           4.37%, 1/12/06..............   1,279,578
                                        -----------
                                          9,387,623
                                        -----------
           Total Commercial Paper
           (Cost $11,384,583)..........  11,387,123
                                        -----------
           United States Government
           Agencies & Obligations--11.1%
           Federal National Mortgage
           Association--11.1%
 5,000,000 2.50%, 6/15/06..............   4,954,020
 2,500,000 4.00%, 8/08/06..............   2,491,063
 2,500,000 4.05%, 8/14/06..............   2,491,480
                                        -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $9,971,993)...........   9,936,563
                                        -----------
           Corporate Bonds--2.2%
           Oil & Gas--2.2%
 2,000,000 ChevronTexaco Capital Co.
           (Canada)
           3.50%, 9/17/07
           (Cost $1,976,590)...........   1,960,052
                                        -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2005

Number of
 Shares                                       Value
---------                                  -----------
          Money Market Fund--5.1%
4,565,226 BNY Hamilton Money Fund
          (Institutional Shares), 4.21%(a)
          (Cost $4,565,226)............... $ 4,565,226
                                           -----------
          Total Investments
          (Cost $90,089,198)(b)--
          100.1%..........................  89,749,192
          Liabilities in excess of other
          assets--(0.1%)..................    (104,806)
                                           -----------
          Net Assets--100.0%.............. $89,644,386
                                           -----------

FRN Floating Rate Note. Coupon shown is in effect at December 31, 2005.
(a)Represents annualized 7 day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $90,093,654. At December 31, 2005, net unrealized depreciation was $344,462 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $43,709 and aggregate gross unrealized depreciation of $388,171.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Assets and Liabilities

         December 31, 2005

          Assets:
            Non-affiliated Investments at market value,
             (Cost $85,523,972)......................... $85,183,966
            Affiliated investments at market value,
             (Cost $4,565,226)..........................   4,565,226
            Cash........................................         303
            Receivables:
             Interest...................................     335,099
            Other assets................................       6,176
                                                         -----------
             Total Assets...............................  90,090,770
                                                         -----------
          Liabilities:
            Payables:
             Capital stock repurchased..................     265,213
             Dividends..................................      89,603
             Services provided by The Bank of
              New York..................................      16,373
            Accrued expenses and other liabilities......      75,195
                                                         -----------
             Total Liabilities..........................     446,384
                                                         -----------
          Net Assets:................................... $89,644,386
                                                         -----------
          Sources of Net Assets:
            Capital stock @ par......................... $    45,191
            Paid in capital.............................  94,007,531
            Undistributed net investment income.........      71,581
            Accumulated net realized loss on
             investments................................  (4,139,911)
            Net unrealized depreciation on
             investments................................    (340,006)
                                                         -----------
          Net Assets.................................... $89,644,386
                                                         -----------
          Class A Shares:
            Net assets.................................. $ 2,472,577
                                                         -----------
            Shares outstanding..........................   1,246,928
                                                         -----------
            Net asset value, offering price and
             repurchase price per share................. $      1.98
            Maximum sales charge--1.50% of public
             offering price.............................        0.03
                                                         -----------
            Maximum offering price...................... $      2.01
                                                         -----------
          Class C Shares:
            Net assets.................................. $    20,293
                                                         -----------
            Shares outstanding..........................      10,238
                                                         -----------
            Net asset value, offering price and
             repurchase price per share................. $      1.98
                                                         -----------



            Institutional Shares:
              Net assets............................... $ 87,151,516
                                                        ------------
              Shares outstanding.......................   43,933,360
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $       1.98
                                                        ------------
            Class A Shares authorized @ $.001 par
             value.....................................  400,000,000
            Class C Shares authorized @ $.001 par
             value.....................................  400,000,000
            Institutional Shares authorized @ $.001 par
             value.....................................  400,000,000

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Operations

         For the year ended December 31, 2005

Investment Income:
  Interest........................................................ $ 5,326,568
  Interest from affiliated fund...................................     175,475
                                                                   -----------
                                                                     5,502,043
                                                                   -----------
Expenses:
  Advisory........................................................     189,575
  Administration..................................................     157,277
  Transfer agent..................................................      55,610
  Registration and filings........................................      34,987
  Directors.......................................................      25,113
  Custodian.......................................................      21,974
  Legal...........................................................      15,816
  Audit...........................................................      13,175
  12b-1 fee--Class A Shares.......................................       9,450
         Class C Shares...........................................         514
  Insurance.......................................................       6,186
  Cash management.................................................       3,448
  Reports to shareholders.........................................       1,926
  Other...........................................................      26,169
                                                                   -----------
   Total Expenses.................................................     561,220
  Fees waived by The Bank of New York (Note 3)....................     (75,947)
  Earnings credit adjustment (Note 3).............................      (1,353)
                                                                   -----------
   Net Expenses...................................................     483,920
                                                                   -----------
   Net Investment Income..........................................   5,018,123
                                                                   -----------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments................................  (1,090,626)
  Increase in unrealized appreciation/depreciation on investments.     658,857
                                                                   -----------
  Net realized and unrealized loss on investments.................    (431,769)
                                                                   -----------
  Net increase in net assets resulting from operations............ $ 4,586,354
                                                                   -----------



See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statements of Changes in Net Assets

                                                                                                 Year Ended December 31,
                                                                                              ----------------------------
                                                                                                   2005           2004
                                                                                              -------------  -------------
Operations:
  Net investment income...................................................................... $   5,018,123  $   6,432,922
  Net realized loss on investments...........................................................    (1,090,626)      (931,599)
  Increase (decrease) in unrealized appreciation/depreciation on investments.................       658,857     (1,619,722)
                                                                                              -------------  -------------
   Net increase in net assets resulting from operations......................................     4,586,354      3,881,601
                                                                                              -------------  -------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares.......................................       (91,723)       (68,366)
                          Class C Shares.....................................................          (817)          (377)
                          Institutional Shares...............................................    (4,933,256)    (7,365,995)
                                                                                              -------------  -------------
                                                                                                 (5,025,796)    (7,434,738)
                                                                                              -------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................       484,084      9,626,670
                      Class C Shares.........................................................       127,714        113,141
                      Institutional Shares...................................................    94,529,894    383,365,980
  Proceeds from shares issued on reinvestment of dividends: Class A Shares...................        93,274         64,970
                                     Class C Shares..........................................           796            355
                                     Institutional Shares....................................     2,291,844      3,595,298
  Value of capital stock repurchased: Class A Shares.........................................    (6,063,250)    (5,026,241)
                       Class C Shares........................................................      (195,423)       (26,044)
                       Institutional Shares..................................................  (333,908,188)  (485,245,213)
                                                                                              -------------  -------------
  Net decrease in net assets resulting from capital stock transactions.......................  (242,639,255)   (93,531,084)
                                                                                              -------------  -------------
   Decrease in Net Assets....................................................................  (243,078,697)   (97,084,221)
Net Assets:
  Beginning of year..........................................................................   332,723,083    429,807,304
                                                                                              -------------  -------------
  End of year (includes undistributed net investment income of $71,581 at December 31, 2005). $  89,644,386  $ 332,723,083
                                                                                              -------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................       243,531      4,828,116
         Class C Shares......................................................................        64,415         56,881
         Institutional Shares................................................................    47,735,161    192,277,246
  Shares issued on reinvestment of dividends: Class A Shares.................................        47,056         32,614
                            Class C Shares...................................................           401            150
                            Institutional Shares.............................................     1,157,471      1,806,443
  Shares repurchased: Class A Shares.........................................................    (3,051,521)    (2,519,554)
              Class C Shares.................................................................       (98,527)       (13,082)
              Institutional Shares...........................................................  (168,620,392)  (243,713,497)
                                                                                              -------------  -------------
   Net decrease..............................................................................  (122,522,405)   (47,244,683)
  Shares outstanding, beginning of year......................................................   167,712,931    214,957,614
                                                                                              -------------  -------------
  Shares outstanding, end of year............................................................    45,190,526    167,712,931
                                                                                              -------------  -------------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Financial Highlights

                                                                    Class A Shares
                                                       --------------------------------------
                                                             Year Ended         For the Period
                                                            December 31,         May 2, 2002*
                                                       ----------------------       through
                                                        2005    2004    2003   December 31, 2002
                                                       ------  ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $ 1.99  $ 2.00  $ 2.00       $ 2.00
                                                       ------  ------  ------       ------
Gain (loss) from investment operations
Net investment income/(a)/............................   0.05    0.03    0.03         0.02
Net realized and unrealized gain (loss) on investments  (0.01)  (0.01)     --         0.01
                                                       ------  ------  ------       ------
 Total from investment operations.....................   0.04    0.02    0.03         0.03
                                                       ------  ------  ------       ------
Dividends
Dividends from net investment income..................  (0.05)  (0.03)  (0.03)       (0.03)
                                                       ------  ------  ------       ------
Net asset value at end of year........................ $ 1.98  $ 1.99  $ 2.00       $ 2.00
                                                       ------  ------  ------       ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.   2.10%   1.02%   1.60%        1.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $2,473  $7,966  $3,332       $5,505
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   0.50%   0.50%   0.50%        0.50%**
 Expenses, prior to waiver from The Bank of New York..   0.54%   0.52%   0.54%        0.60%**
 Net investment income, net of waiver from The Bank of
   New York...........................................   2.92%   1.30%   1.37%        1.72%**
Portfolio turnover rate...............................     51%    105%     87%          40%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                          Class C Shares
                                                                --------------------------------
                                                                                   For the Period
                                                                                   June 18, 2004*
                                                                   Year Ended          through
                                                                December 31, 2005 December 31, 2004
                                                                ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $ 1.99            $ 1.99
                                                                     ------            ------
Gain from investment operations
Net investment income/(a)/.....................................        0.03              0.01
                                                                     ------            ------
Dividends
Dividends from net investment income...........................       (0.04)            (0.01)
                                                                     ------            ------
Net asset value at end of year.................................      $ 1.98            $ 1.99
                                                                     ------            ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/..........        1.33%             0.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $   20            $   87
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............        1.25%             1.25%**
 Expenses, prior to waiver from The Bank of New York...........        1.29%             1.26%**
 Net investment income, net of waiver from The Bank of New York        2.83%             0.66%**
Portfolio turnover rate........................................          51%              105%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                    Institutional Shares
                                                       -------------------------------------------
                                                                Year Ended           For the Period
                                                               December 31,           May 1, 2002*
                                                       ---------------------------       through
                                                         2005     2004      2003    December 31, 2002
                                                       -------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $  1.98  $   2.00  $   2.00      $   2.00
                                                       -------  --------  --------      --------
Gain (loss) from investment operations
Net investment income/(a)/............................    0.05      0.03      0.03          0.03
Net realized and unrealized gain (loss) on investments    0.01     (0.02)     0.01            --
                                                       -------  --------  --------      --------
 Total from investment operations.....................    0.06      0.01      0.04          0.03
                                                       -------  --------  --------      --------
Dividends
Dividends from net investment income..................   (0.06)    (0.03)    (0.04)        (0.03)
                                                       -------  --------  --------      --------
Net asset value at end of year........................ $  1.98  $   1.98  $   2.00      $   2.00
                                                       -------  --------  --------      --------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.    2.88%     0.76%     1.86%         1.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $87,151  $324,670  $426,475      $230,467
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....    0.25%     0.25%     0.25%         0.25%**
 Expenses, prior to waiver from The Bank of New York..    0.29%     0.27%     0.29%         0.38%**
 Net investment income, net of waiver from The Bank of
   New York...........................................    2.90%     1.51%     1.56%         1.97%**
Portfolio turnover rate...............................      51%      105%       87%           40%

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

         Schedule of Investments

         December 31, 2005

 PRINCIPAL
  AMOUNT                                    VALUE
------------                             -----------
             Commercial Paper--64.2%
             Asset-Backed Securities--56.5%
$100,000,000 Adirondack Corp.
             4.46%, 3/21/06............. $99,021,278
  23,237,000 Amstel Funding Corp.
             4.10%, 1/23/06.............  23,178,778
  50,000,000 Amsterdam Funding Corp.
             4.28%, 1/05/06.............  49,976,222
 100,000,000 Antalis U.S. Funding Corp.
             4.46%, 1/03/06.............  99,975,222
  33,186,000 Barton Capital LLC
             4.16%, 1/09/06.............  33,155,321
 100,000,000 Barton Capital LLC
             4.10%-4.20%, 1/17/06.......  99,815,556
  50,000,000 Beethoven Funding Corp.
             4.26%, 1/06/06.............  49,970,417
 100,000,000 Beethoven Funding Corp.
             4.28%, 1/25/06.............  99,714,667
  50,000,000 Beethoven Funding Corp.
             4.33%, 2/01/06.............  49,813,569
 100,000,000 Bryant Park Funding LLC
             4.31%, 1/17/06.............  99,808,444
  25,000,000 Cancara Asset
             Securitization LLC
             4.32%, 2/15/06 FRN.........  24,999,167
  85,000,000 Compass Securitization
             LLC 4.26%, 1/05/06.........  84,959,767
  47,600,000 CRC Funding LLC
             4.35%, 1/03/06.............  47,588,497
  50,000,000 CRC Funding LLC
             4.33%, 2/07/06.............  49,777,486
  47,200,000 CRC Funding LLC
             4.33%, 2/08/06.............  46,984,270
  93,615,000 Edison Asset Securitization
             LLC
             4.33%, 2/13/06.............  93,130,828

 PRINCIPAL
  AMOUNT                                     VALUE
------------                              ------------
             Commercial Paper (Continued)
$ 50,000,000 Eiffel Funding LLC
             4.36%, 2/13/06.............. $ 49,739,611
  46,775,000 Erasmus Capital Corp.
             4.36%, 1/23/06..............   46,650,371
  50,000,000 Fairway Finance Corp.
             4.15%, 1/17/06..............   49,907,778
  50,000,000 G Street Finance
             (Delaware) Corp.
             4.42%, 2/13/06..............   49,736,028
 100,000,000 G Street Finance
             (Delaware) Corp.
             4.43%, 2/21/06..............   99,372,417
  69,000,000 Galaxy Funding, Inc.
             4.35%, 2/13/06..............   68,641,488
  50,000,000 Galleon Capital LLC
             4.31%, 1/18/06..............   49,898,236
 100,000,000 Grampian Funding LLC
             4.20%, 4/11/06..............   98,833,333
  47,061,000 Grenadier Funding Ltd.
             4.31%, 1/27/06..............   46,914,510
  50,000,000 Grenadier Funding Ltd.
             4.37%, 2/16/06..............   49,720,806
  50,000,000 Greyhawk Funding LLC
             4.14%, 4/03/06..............   49,471,639
  49,142,000 Jupiter Securitization Corp.
             4.17%, 1/05/06..............   49,119,340
  50,000,000 Jupiter Securitization Corp.
             4.34%, 2/10/06..............   49,758,889
  44,992,000 Klio I Funding Corp.
             4.36%, 1/24/06..............   44,866,672
  44,412,000 Klio III Funding Corp.
             4.36%, 1/24/06..............   44,288,288
 150,000,000 Long Lane Master
             Trust IV, Series A
             4.39%, 3/08/06..............  148,792,749

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2005

 PRINCIPAL
  AMOUNT                                  VALUE
------------                           ------------
             Commercial Paper (Continued)
$ 32,290,000 McKinley Funding Corp.
             4.36%, 1/26/06........... $ 32,192,457
 100,000,000 Millstone Funding Corp.
             4.23%, 1/18/06...........   99,800,250
  26,570,000 Mont Blanc Capital Corp.
             4.34%, 2/14/06...........   26,429,061
 100,000,000 North Sea Funding LLC
             4.36%, 1/25/06...........   99,709,333
  72,609,000 North Sea Funding LLC
             4.44%, 3/15/06...........   71,955,277
 100,000,000 Ormond Quay Funding PLC
             4.30%, 1/09/06...........   99,904,444
  60,000,000 Ormond Quay Funding PLC
             4.33%, 1/27/06...........   59,812,367
 100,000,000 Ormond Quay Funding PLC
             4.33%, 4/25/06 FRN.......   99,995,127
 100,000,000 Paradigm Funding LLC
             4.28%, 1/09/06...........   99,904,889
 100,000,000 Paradigm Funding LLC
             4.34%, 1/26/06 FRN.......  100,000,000
 113,044,000 Park Avenue Receivables
             Co., LLC
             4.17%-4.28%, 1/05/06.....  112,990,744
  50,000,000 Perry Global Funding Ltd.
             4.17%, 1/05/06...........   49,976,833
  29,500,000 Perry Global Funding Ltd.
             4.35%, 2/13/06...........   29,346,723
 100,000,000 Perry Global Funding Ltd.
             4.36%, 2/14/06...........   99,467,111
  49,500,000 Premier Asset
             Collateralized Entity LLC
             4.41%, 2/23/06...........   49,178,621

 PRINCIPAL
  AMOUNT                                     VALUE
------------                              ------------
             Commercial Paper (Continued)
$100,000,000 Quatro-PmX Funding Corp.
             4.27%, 1/12/06.............. $ 99,869,528
  50,000,000 Quatro-PmX Funding Corp.
             4.36%, 1/23/06..............   49,866,778
  50,000,000 Raffles Place Funding Corp.
             4.36%, 2/08/06..............   49,769,889
 130,905,000 Saint Germain Holdings, Inc.
             4.32%, 1/03/06..............  130,873,897
  50,000,000 Saint Germain Holdings, Inc.
             4.37%, 2/21/06..............   49,690,458
  50,000,000 Starbird Funding Corp.
             4.25%, 1/05/06..............   49,976,389
  50,000,000 Starbird Funding Corp.
             4.40%, 2/27/06..............   49,651,667
  49,000,000 Surrey Funding Corp.
             4.25%, 1/05/06..............   48,976,861
  22,500,000 Surrey Funding Corp.
             4.31%, 1/30/06..............   22,421,881
  42,172,000 Sydney Capital Corp.
             4.28%, 1/05/06..............   42,151,945
  50,000,000 Sydney Capital Corp.
             4.28%, 1/06/06..............   49,970,278
  39,250,000 Sydney Capital Corp.
             4.41%, 3/10/06..............   38,923,048
  97,750,000 Tango Finance Corp.
             4.12%, 2/10/06..............   97,302,522
  50,000,000 Tasman Funding, Inc.
             4.33%, 1/20/06..............   49,885,736
  83,556,000 Tasman Funding, Inc.
             4.37%, 2/03/06..............   83,221,289
  79,803,000 Three Pillars Funding LLC
             4.28%, 1/03/06..............   79,784,025
  50,000,000 Three Pillars Funding LLC
             4.37%, 1/06/06..............   49,969,653

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2005

 PRINCIPAL
  AMOUNT                                   VALUE
------------                           --------------
             Commercial Paper (Continued)
$ 50,000,000 Variable Funding Capital
             Corp.
             4.09%, 1/17/06........... $   49,909,111
  61,672,000 Victory Receivables Corp.
             4.26%, 1/05/06...........     61,642,809
  50,000,000 Waterfront Funding Corp.
             4.26%, 1/04/06...........     49,982,250
  84,864,000 Zenith Funding Corp.
             4.31%, 2/02/06...........     84,573,711
 100,000,000 Zenith Funding Corp.
             4.35%, 2/02/06...........     99,613,778
                                       --------------
                                        4,566,272,384
                                       --------------
             Diversified Financial Services--5.8%
  40,027,000 Atlas Capital Funding
             Corp. 4.23%, 1/12/06.....     39,975,265
  50,000,000 Austra Corp.
             4.30%, 1/09/06...........     49,952,222
 100,000,000 Austra Corp.
             4.35%, 1/24/06...........     99,722,084
 100,000,000 Austra Corp.
             4.43%, 3/15/06...........     99,101,694
  49,202,000 La Fayette Assets
             Securitization LLC
             4.30%, 1/10/06...........     49,149,108
 100,000,000 La Fayette Assets
             Securitization LLC
             4.37%, 1/17/06...........     99,805,778
  33,530,000 La Fayette Assets
             Securitization LLC
             4.35%, 1/23/06...........     33,440,866
                                       --------------
                                          471,147,017
                                       --------------

 PRINCIPAL
  AMOUNT                                     VALUE
------------                             --------------
             Commercial Paper (Continued)
             Foreign Banks, Branches, and
             Agencies--1.9%
$ 50,000,000 Danske Corp.
             4.34%, 2/22/06............. $   49,686,556
 100,000,000 Westpac Trust Securities
             NZ Ltd.
             4.38%, 3/09/06.............     99,185,763
                                         --------------
                                            148,872,319
                                         --------------
             Total Commercial Paper
             (Cost $5,186,291,720)......  5,186,291,720
                                         --------------
             Corporate Bonds--15.0%
             Banks--2.4%
 100,000,000 American Express Bank
             4.40%, 11/22/06 FRN........    100,054,828
  20,500,000 M&I Bank
             4.43%, 5/26/06 FRN.........     20,502,727
  50,000,000 Mercantile Safe Deposit &
             Trust Co.
             4.33%, 11/20/06 FRN........     50,000,000
  25,000,000 National City Bank
             4.29%, 2/09/06 FRN.........     24,999,941
                                         --------------
                                            195,557,496
                                         --------------
             Diversified Financial Services--12.6%
  50,000,000 Atlas Capital Funding Corp.
             4.29%, 8/04/06 FRN.........     49,994,988
  50,000,000 Compass Securitization LLC
             4.30%, 3/09/06, FRN........     49,999,163
  50,000,000 Links Finance LLC
             4.32%, 9/12/06 FRN.........     49,994,174
  84,000,000 Morgan Stanley
             4.36%, 11/09/06 FRN........     84,044,147

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2005

 PRINCIPAL
  AMOUNT                                   VALUE
------------                            -----------
             Corporate Bonds (Continued)
$ 50,000,000 Premier Asset
             Collateralized Entity LLC
             4.34%, 5/25/06 FRN........ $50,000,000
  75,000,000 Premier Asset
             Collateralized Entity LLC
             4.34%, 9/25/06 FRN........  74,992,565
  50,000,000 Rathgar Capital
             4.32%, 5/22/06............  50,000,000
 100,000,000 Rathgar Capital
             4.29%, 10/10/06 FRN.......  99,992,337
 100,000,000 Sedna Finance, Inc.
             4.33%, 10/23/06 FRN.......  99,995,981
  70,000,000 Sigma Finance, Inc.
             4.16%, 4/13/06 FRN........  70,007,193
  20,000,000 Stanfield Victoria Funding
             LLC
             4.33%, 10/20/06 FRN.......  19,996,664
 100,000,000 Stanfield Victoria Funding
             LLC
             4.34%, 10/25/06...........  99,990,237
  26,000,000 Tango Finance Corp.
             4.33%, 10/25/06 FRN.......  25,995,777
  30,000,000 Tango Finance Corp.
             4.34%, 11/01/06 FRN.......  29,997,481
  30,000,000 Whistlejacket Capital Ltd.
             4.34%, 9/29/06 FRN........  29,995,140
  25,000,000 Whistlejacket Capital Ltd.
             4.33%, 11/22/06 FRN.......  24,997,768
  30,000,000 Whistlejacket Capital Ltd.
             4.33%, 11/27/06 FRN.......  29,995,997
  25,000,000 White Pine Finance LLC
             4.33%, 4/25/06 FRN........  24,998,747

 PRINCIPAL
  AMOUNT                                VALUE
------------                        --------------
             Corporate Bonds (Continued)
$ 50,000,000 White Pine Finance LLC
             4.32%, 10/16/06 FRN... $   49,993,416
                                    --------------
                                     1,014,981,775
                                    --------------
             Total Corporate Bonds
             (Cost $1,210,539,271).  1,210,539,271
                                    --------------
             Certificates Of
             Deposit--13.8%
             Banks--11.4%
  40,000,000 Bank of Montreal
             4.23%, 1/06/06 FRN....     39,999,746
  30,000,000 Calyon, NY
             4.23%, 1/23/06........     30,000,000
  17,000,000 Calyon, NY
             4.33%, 2/27/06 FRN....     16,998,595
  50,000,000 HBOS Treasury Services
             PLC
             4.10%, 1/23/06........     50,000,000
  50,000,000 HBOS Treasury Services
             PLC
             4.31%, 2/21/06........     50,000,000
  50,000,000 HSBC Bank USA
             4.03%, 1/09/06........     50,000,000
 100,000,000 Lloyds TSB Bank NY
             4.00%, 1/03/06........    100,000,000
  50,000,000 M&I Bank
             4.09%, 1/17/06........     50,000,000
  50,000,000 Nordeutsche Landesbank
             4.34%, 5/26/06 FRN....     50,000,000
  40,000,000 Rabobank Nederland
             4.28%, 2/16/06 FRN....     39,997,836
  50,000,000 Royal Bank of Scotland
             4.25%, 6/05/06 FRN....     49,996,826

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2005

 PRINCIPAL
  AMOUNT                                VALUE
------------                        --------------
             Certificates Of Deposit
             (Continued)
$ 50,000,000 Suntrust Atlanta
             4.20%, 2/22/06........ $   50,000,000
  40,000,000 Suntrust Atlanta
             4.43%, 6/12/06 FRN....     40,000,000
 100,000,000 Svenska Handelsbanken,
             Inc.
             4.34%, 2/13/06........    100,000,000
  50,000,000 UBS AG
             3.90%, 6/30/06........     50,001,203
  50,000,000 Wells Fargo Bank
             4.32%, 1/31/06........     50,000,000
  50,000,000 Wilmington Trust Co.
             4.05%, 1/05/06........     50,000,000
  50,000,000 Wilmington Trust Co.
             4.08%, 1/09/06........     50,000,000
                                    --------------
                                       916,994,206
                                    --------------
             Diversified Financial Services--1.2%
 100,000,000 American Express
             Centurion Bank
             4.30%, 1/17/06........    100,000,000
                                    --------------
             Foreign Banks, Branches, and
             Agencies--1.2%
 100,000,000 DEPFA Bank PLC
             4.31%, 2/17/06........    100,000,000
                                    --------------
             Total Certificates of
             Deposit
             (Cost $1,116,994,206).  1,116,994,206
                                    --------------
             Time Deposits--2.3%
             Banks--2.3%
 150,000,000 ABN Amro Bank
             4.13%, 01/03/06.......    150,000,000

 PRINCIPAL
  AMOUNT                                     VALUE
------------                            --------------
             Time Deposits (Continued)
$ 35,126,000 Branch Banking & Trust
             Co.
             4.00%, 01/03/06........... $   35,126,000
                                        --------------
             Total Time Deposits
             (Cost $185,126,000).......    185,126,000
                                        --------------
             United States Government
             Agencies & Obligations--0.3%
             Federal Farm Credit Bank--0.3%
  20,000,000 2.99%, 1/11/06
             (Cost $19,999,978)........     19,999,978
                                        --------------
             Master Notes--4.6%
 375,000,000 IXIS Commercial Paper
             Master Note,
             4.30% (Collateral - ABS,
             0.00%, 10/15/08; CMO,
             0.00%, 5/03/30-6/12/36;
             aggregate market value
             plus accrued interest
             $382,682,750)
             (Cost $375,000,000).......    375,000,000
                                        --------------
             Total Investments
             (Cost $8,093,951,175)(a)--
             100.2%....................  8,093,951,175
             Liabilities in excess of
             other assets--(0.2%)......    (17,743,683)
                                        --------------
             Net Assets--100.0%........ $8,076,207,492
                                        --------------

ABSAsset-Backed Securities.
CMOCollateralized Mortgage Obligations.
FRNFloating Rate Note. Coupon shown is in effect at December 31, 2005.
(a)The cost stated also approximates the aggregate cost for Federal income tax purpose.

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Assets and Liabilities

         December 31, 2005

           Assets:
             Investments at market value,
              (Cost $8,093,951,175)................. $8,093,951,175
             Cash...................................         32,896
             Receivables:
              Interest..............................     11,563,306
             Other assets...........................        160,372
                                                     --------------
              Total Assets..........................  8,105,707,749
                                                     --------------
           Liabilities:
             Payables:
              Dividends.............................     26,797,858
              Services provided by The Bank of
               New York.............................      1,827,676
             Accrued expenses and other liabilities.        874,723
                                                     --------------
              Total Liabilities.....................     29,500,257
                                                     --------------
           Net Assets:.............................. $8,076,207,492
                                                     --------------
           Sources of Net Assets:
             Capital stock @ par.................... $    8,077,371
             Paid in capital........................  8,069,288,993
             Undistributed net investment income....         88,665
             Accumulated net realized loss on
              investments...........................     (1,247,537)
                                                     --------------
           Net Assets............................... $8,076,207,492
                                                     --------------
           Hamilton Shares:
             Net assets............................. $4,813,508,123
                                                     --------------
             Shares outstanding.....................  4,814,077,901
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Premier Shares:
             Net assets............................. $2,052,333,978
                                                     --------------
             Shares outstanding.....................  2,052,779,625
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Classic Shares:
             Net assets............................. $1,163,077,157
                                                     --------------
             Shares outstanding.....................  1,163,223,969
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------



           Institutional Shares:
             Net assets............................... $   47,288,214
                                                       --------------
             Shares outstanding.......................     47,289,091
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Retail Shares:
             Net assets............................... $           10
                                                       --------------
             Shares outstanding.......................             10
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Agency Shares:
             Net assets............................... $           10
                                                       --------------
             Shares outstanding.......................             10
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Hamilton Shares authorized @ $.001 par
            value.....................................  7,000,000,000
           Premier Shares authorized @ $.001 par
            value.....................................  4,000,000,000
           Classic Shares authorized @ $.001 par
            value.....................................  3,000,000,000
           Institutional Shares authorized @ $.001 par
            value.....................................  3,000,000,000
           Retail Shares authorized @ $.001 par
            value.....................................  3,000,000,000
           Agency Shares authorized @ $.001 par
            value.....................................  3,000,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Operations

         For the year ended December 31, 2005

     Investment Income:
       Interest............................................. $223,205,757
                                                             ------------
     Expenses:
       Advisory.............................................    6,368,790
       Servicing fee-- Premier Shares.......................    5,352,103
                Classic Shares..............................    2,701,380
                Hamilton Shares.............................      302,161
       Administration.......................................    4,938,923
       12b-1 fee--Classic Shares............................    2,623,071
       Legal................................................      350,807
       Custodian............................................      332,724
       Transfer agent.......................................      174,865
       Insurance............................................      132,396
       Registration and filings.............................       73,909
       Cash management......................................       65,799
       Reports to Shareholders..............................       54,618
       Audit................................................       41,021
       Directors............................................       33,104
       Other................................................      284,814
                                                             ------------
        Total Expenses......................................   23,830,485
                                                             ------------
        Net Investment Income...............................  199,375,272
                                                             ------------
     Realized Loss on Investments:
       Net realized loss on investments.....................   (1,247,537)
                                                             ------------
       Net increase in net assets resulting from operations. $198,127,735
                                                             ------------


See notes to financial statements.

         BNY Hamilton Money Fund

         Statements of Changes in Net Assets

                                                                                              Year Ended December 31,
                                                                                        ----------------------------------
                                                                                              2005              2004
                                                                                        ----------------  ----------------
Operations:
  Net investment income................................................................ $    199,375,272  $     68,273,696
  Net realized gain(loss) on investments...............................................       (1,247,537)           16,977
                                                                                        ----------------  ----------------
   Net increase in net assets resulting from operations................................      198,127,735        68,290,673
                                                                                        ----------------  ----------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares................................     (113,947,889)      (42,961,592)
                          Premier Shares...............................................      (58,081,356)      (18,703,192)
                          Classic Shares...............................................      (27,129,541)       (6,614,390)
                          Institutional Shares.........................................         (216,486)               --
                                                                                        ----------------  ----------------
                                                                                            (199,375,272)      (68,279,174)
                                                                                        ----------------  ----------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares....................................   43,466,180,158    27,132,918,709
                      Premier Shares...................................................   18,195,217,584    10,421,214,437
                      Classic Shares...................................................   27,336,210,913    16,256,527,104
                      Institutional Shares.............................................      353,823,071                --
                      Retail Shares....................................................               10                --
                      Agency Shares....................................................               10                --
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares............       16,624,522         6,353,523
                                     Premier Shares....................................       15,086,642         4,656,505
                                    Classic Shares.....................................       24,312,778         5,312,406
  Value of capital stock repurchased: Hamilton Shares..................................  (42,518,477,994)  (26,606,903,538)
                       Premier Shares..................................................  (18,230,224,745)  (10,245,911,710)
                       Classic Shares..................................................  (27,234,123,648)  (16,242,621,976)
                       Institutional Shares............................................     (306,533,980)               --
                                                                                        ----------------  ----------------
  Net increase in net assets resulting from capital stock transactions.................    1,118,095,321       731,545,460
                                                                                        ----------------  ----------------
   Increase in Net Assets..............................................................    1,116,847,784       731,556,959
Net Assets:
  Beginning of year....................................................................    6,959,359,708     6,227,802,749
                                                                                        ----------------  ----------------
  End of year (includes undistributed net investment income of $88,665 at
   December 31, 2005 and $71,688 at December 31, 2004)................................. $  8,076,207,492  $  6,959,359,708
                                                                                        ----------------  ----------------

See notes to financial statements.

         BNY Hamilton Money Fund

                                                                           Year Ended December 31,
                                                                      --------------------------------
                                                                            2005             2004
                                                                      ---------------  ---------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.......................................  43,466,180,157   27,132,918,656
         Premier Shares..............................................  18,195,217,584   10,421,214,437
         Classic Shares..............................................  27,336,210,902   16,256,521,104
         Institutional Shares........................................     353,823,071               --
         Retail Shares...............................................              10               --
         Agency Shares...............................................              10               --
  Shares issued on reinvestment of dividends: Hamilton Shares........      16,624,522        6,353,523
                            Premier Shares...........................      15,086,642        4,656,505
                            Classic Shares...........................      24,312,778        5,312,406
  Shares repurchased: Hamilton Shares................................ (42,518,477,994) (26,606,903,538)
              Premier Shares......................................... (18,230,224,745) (10,245,911,694)
              Classic Shares......................................... (27,234,123,286) (16,242,621,976)
              Institutional Shares...................................    (306,533,980)              --
                                                                      ---------------  ---------------
   Net increase......................................................   1,118,095,671      731,539,423
Shares outstanding, beginning of year................................   6,959,274,935    6,227,735,512
                                                                      ---------------  ---------------
Shares outstanding, end of year......................................   8,077,370,606    6,959,274,935
                                                                      ---------------  ---------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights


                                                                 Hamilton Shares
                                           ----------------------------------------------------------
                                                             Year Ended December 31,
                                           ----------------------------------------------------------
                                              2005        2004        2003        2002        2001
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of year...... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                           ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income/(a)/................      0.031       0.012       0.010       0.016       0.040
                                           ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment income......     (0.031)     (0.012)     (0.010)     (0.016)     (0.040)
                                           ----------  ----------  ----------  ----------  ----------
Net asset value at end of year............ $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                           ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................       3.09%       1.19%       0.99%       1.66%       4.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $4,813,508  $3,849,873  $3,317,497  $3,241,771  $4,004,182
Ratio to average net assets of:...........
 Expenses.................................       0.20%       0.21%       0.23%       0.23%       0.23%
 Net investment income....................       3.11%       1.19%       0.99%       1.65%       4.01%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                                 Premier Shares
                                           ----------------------------------------------------------
                                                             Year Ended December 31,
                                           ----------------------------------------------------------
                                              2005        2004        2003        2002        2001
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of year...... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                           ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income/(a)/................      0.028       0.009       0.007       0.014       0.038
                                           ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment income......     (0.028)     (0.009)     (0.007)     (0.014)     (0.038)
                                           ----------  ----------  ----------  ----------  ----------
Net asset value at end of year............ $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                           ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................       2.83%       0.93%       0.74%       1.40%       3.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $2,052,334  $2,072,615  $1,892,653  $2,242,856  $1,813,475
Ratio to average net assets of:...........
 Expenses.................................       0.45%       0.46%       0.48%       0.48%       0.48%
 Net investment income....................       2.79%       0.92%       0.74%       1.39%       3.69%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                                 Classic Shares
                                           ----------------------------------------------------------
                                                             Year Ended December 31,
                                           ----------------------------------------------------------
                                              2005        2004        2003        2002        2001
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of year...... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                           ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income/(a)/................      0.026       0.007       0.005       0.011       0.035
                                           ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment income......     (0.026)     (0.007)     (0.005)     (0.011)     (0.035)
                                           ----------  ----------  ----------  ----------  ----------
Net asset value at end of year............ $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                           ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................       2.57%       0.68%       0.49%       1.15%       3.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $1,163,077  $1,036,872  $1,017,653  $1,085,726  $1,125,853
Ratio to average net assets of:...........
 Expenses.................................       0.70%       0.71%       0.73%       0.73%       0.73%
 Net investment income....................       2.59%       0.68%       0.49%       1.14%       3.51%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Money Fund

                                           Institutional Shares   Retail Shares      Agency Shares
                                           -------------------- ------------------ ------------------
                                              For the period      For the period     For the period
                                            November 15, 2005*  November 15, 2005* November 15, 2005*
                                                 through             through            through
                                            December 31, 2005   December 31, 2005  December 31, 2005
                                           -------------------- ------------------ ------------------
PER SHARE DATA:
Net asset value at beginning of period....       $  1.00              $1.00              $1.00
                                                 -------              -----              -----
Gain from investment operations
Net investment income.....................         0.005/(a)/            --                 --
                                                 -------              -----              -----
Dividends
Dividends from net investment income......        (0.005)                --                 --
                                                 -------              -----              -----
Net asset value at end of year............       $  1.00              $1.00              $1.00
                                                 -------              -----              -----
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................          0.50%                --                 --
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).       $47,288              $  10              $  10
Ratio to average net assets of:
 Expenses.................................          0.14%**              --                 --
 Net investment income....................          4.08%**              --                 --

* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         December 31, 2005


                                                       MOODY'S
PRINCIPAL                                                /S&P    INTEREST MATURITY
 AMOUNT                                                RATINGS*    RATE     DATE      VALUE
----------                                            ---------- -------- -------- -----------
           Short-Term Municipal Bonds--97.6%
           Education--2.4%
$1,400,000 Albany, New York, Individual Development
           Agency Civic Facility Revenue University
           Albany Foundation Student, Series C, AMBAC
           Insured+(a)...............................  Aaa/AAA    3.550%  11/01/32 $ 1,400,000
 1,000,000 New York State Dormitory Authority
           Revenue (Cornell University), Series B(a).  Aa1/AA+    3.450   7/01/30    1,000,000
 1,000,000 New York State Dormitory Authority
           Revenue, Non-State Supported Debt
           (Columbia University)(a)..................  Aaa/AAA    3.450   7/01/28    1,000,000
 1,000,000 New York State Dormitory Authority
           Revenue, Series A, FSA Insured+...........   NR/AAA    2.750   7/01/06    1,000,000
 1,000,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, FGIC Insured+.................  Aaa/AAA    5.500   5/15/06    1,009,774
                                                                                   -----------
                                                                                     5,409,774
                                                                                   -----------
           General Obligations--8.7%
 1,000,000 Nassau County, New York, Series S, AMBAC
           Insured+(a)...............................  Aaa/AAA    5.125   3/01/13    1,033,555
 1,800,000 New York, New York, Series H-SubSeries
           H-4, AMBAC Insured+(a)....................  Aaa/AAA    3.560   8/01/15    1,800,000
 3,300,000 New York, New York, Series H-SubSeries
           H-6, MBIA Insured+(a).....................  Aaa/AAA    3.450   8/01/12    3,300,000
   300,000 New York, New York, SubSeries A-10, MBIA
           Insured+(a)...............................  Aa2/AA+    3.770   8/01/17      300,000
 1,700,000 New York, New York, SubSeries A-6(a)......  Aaa/AAA    3.360   8/01/19    1,700,000
 1,000,000 New York, New York, SubSeries A-9(a)......  Aa2/AA+    3.520   8/01/18    1,000,000
 8,000,000 New York, New York, SubSeries C-3(a)......   Aa2/AA    2.900   8/01/20    8,000,000
   450,000 New York, New York, SubSeries E-5(a)......  Aa2/AA-    3.430   8/01/17      450,000
   500,000 New York, New York, SubSeries E-5(a)......  Aa2/AA+    3.430   8/01/19      500,000
 1,000,000 Suffolk County, New York, Tax Anticipation
           Notes, Series II.......................... MIG1/SP-1+  4.500   9/07/06    1,009,671
                                                                                   -----------
                                                                                    19,093,226
                                                                                   -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2005

                                                      MOODY'S
PRINCIPAL                                               /S&P   INTEREST MATURITY
 AMOUNT                                               RATINGS*   RATE     DATE     VALUE
----------                                            -------- -------- -------- ----------
           Short-Term Municipal Bonds (Continued)
           Healthcare--1.4%
$  500,000 New York State Dormitory Authority
           Revenue, (Mental Health), SubSeries D-2C,
           MBIA Insured+(a).......................... Aaa/AAA   3.520%  2/15/31  $  500,000
 2,000,000 New York State Dormitory Authority
           Revenue, (Mental Health), SubSeries
           D-2F(a)................................... A2/AA-    3.540   2/15/31   2,000,000
   120,000 New York State Dormitory Authority
           Revenue, (Millard Fillmore Hospital), FHA,
           AMBAC Insured+............................ Aaa/AAA   5.000   2/01/06     120,221
   500,000 New York State Dormitory Authority
           Revenue, (Presbyterian Hospital), FHA,
           AMBAC Insured+............................ Aaa/AAA   5.250   2/15/06     501,484
                                                                                 ----------
                                                                                  3,121,705
                                                                                 ----------
           Housing--12.8%
 3,000,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue, (Marseilles
           Apartments)(a)............................  NR/AA    3.450   12/01/34  3,000,000
   900,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue, (Tribeca
           Towers), Series A(a)...................... NR/AAA    3.410   11/15/19    900,000
 6,500,000 New York State Housing Finance Agency
           Revenue, (101 West End)(a)................ Aaa/NR    3.520   5/15/31   6,500,000
   900,000 New York State Housing Finance Agency
           Revenue, (750 6th Ave.), Series A(a)...... Aaa/NR    3.610   5/15/31     900,000
 1,500,000 New York State Housing Finance Agency
           Revenue, (East 39th St.), Series A(a)..... Aaa/NR    3.610   11/15/31  1,500,000
   900,000 New York State Housing Finance Agency
           Revenue, (Gethsemane Apartments),
           Series A(a)............................... Aaa/NR    3.600   5/15/33     900,000
 1,800,000 New York State Housing Finance Agency
           Revenue, (Normandie CT I Project)(a)...... Aaa/AA+   3.520   5/15/15   1,800,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2005

                                                      MOODY'S
PRINCIPAL                                               /S&P   INTEREST MATURITY
 AMOUNT                                               RATINGS*   RATE     DATE      VALUE
----------                                            -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$5,800,000 New York State Housing Finance Agency
           Revenue, (River Terrace Housing),
           Series A(a)............................... Aaa/NR    3.560%  5/15/34  $ 5,800,000
 1,000,000 New York State Housing Finance Agency
           Revenue, (Tribeca), Series A(a)........... Aaa/NR    3.410   11/15/29   1,000,000
   800,000 New York State Housing Finance Agency
           Revenue, Series A(a)...................... Aa2/NR    3.370   11/01/10     800,000
 1,000,000 New York State Housing Finance Agency
           Revenue, Series A(a)...................... Aaa/NR    3.410   5/01/29    1,000,000
 4,000,000 New York State Housing Finance Agency
           Revenue, Series I(a)...................... NR/AA+    3.560   3/15/31    4,000,000
                                                                                 -----------
                                                                                  28,100,000
                                                                                 -----------
           Industrial Development--7.1%
 4,000,000 Babylon, New York, Industrial Development
           Agency Resource Revenue, (Ogden Martin
           Project), FSA Insured+(a)................. Aaa/AAA   3.450   1/01/19    4,000,000
 2,500,000 Nassau County, New York, Industrial
           Development Agency Civic Facility Revenue,
           (Cold Spring Harbor Lab)(a)...............  NR/A+    3.700   1/01/34    2,500,000
   700,000 New York, New York, City Industrial
           Development Agency Civic Facility Revenue,
           (American Civil Project)(a)............... Aa2/AA-   3.700   6/01/35      700,000
   700,000 New York, New York, City Industrial
           Development Agency Civic Facility Revenue,
           (Lycee Francais Project), Series B(a)..... Aa2/AA-   3.700   6/01/32      700,000
 4,200,000 Tompkins County, New York, Industrial
           Development Agency Revenue Civic Facility,
           (Cornell University), Series A(a)......... Aa1/AA+   3.450   7/01/30    4,200,000
 1,500,000 Tompkins County, New York, Industrial
           Development Agency Revenue, (Ithaca
           College), XLCA Insured+(a)................ Aaa/NR    3.560   7/01/34    1,500,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2005

                                                         MOODY'S
PRINCIPAL                                                  /S&P   INTEREST MATURITY
 AMOUNT                                                  RATINGS*   RATE     DATE      VALUE
----------                                               -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$2,000,000 Troy, New York, Industrial Development
           Agency Civic Facility Revenue, (Rensselaer
           Polytech), Series E(a).......................  A1/A+    3.520%  4/01/37  $ 2,000,000
                                                                                    -----------
                                                                                     15,600,000
                                                                                    -----------
           Other--2.2%
 2,000,000 New York City Trust for Cultural Resources,
           (Alvin Ailey Dance Foundation)(a)............ Aaa/AA+   3.440   7/01/33    2,000,000
 2,800,000 New York City Trust for Cultural Resources,
           (American Museum of Natural History), Series
           A, MBIA Insured+(a).......................... Aaa/AAA   3.450   4/01/21    2,800,000
                                                                                    -----------
                                                                                      4,800,000
                                                                                    -----------
           PreRefunded/Escrow/U.S.Guarantee--1.5%
 2,300,000 Islip, New York, Community Development
           Agency, (New York Institute of
           Technology)(a)............................... NR/AAA    7.500   3/01/26    2,363,966
 1,000,000 New York State Dormitory Authority
           Revenue, (State University Educational
           Facities)(a)................................. A3/AA-    5.500   5/15/26    1,029,959
                                                                                    -----------
                                                                                      3,393,925
                                                                                    -----------
           Special Tax--32.4%
 2,000,000 Buffalo, New York, Fiscal Stability Authority
           Anticipation Notes, Series A-1............... MIG1/NR   4.000   5/15/06    2,009,032
 5,000,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series B, FSA
           Insured+(a).................................. NR/AAA    3.460   11/01/22   5,000,000
 4,500,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series D-1, AMBAC
           Insured+(a).................................. NR/AAA    3.520   11/01/34   4,500,000
 2,200,000 Nassau County, New York, Interim Finance
           Authority, Sales Tax Secured, Series B, FSA
           Insured+(a).................................. Aaa/AAA   3.330   11/15/22   2,200,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2005

                                                        MOODY'S
PRINCIPAL                                                 /S&P   INTEREST MATURITY
 AMOUNT                                                 RATINGS*   RATE     DATE     VALUE
----------                                              -------- -------- -------- ----------
           Short-Term Municipal Bonds (Continued)
$  345,000 New York City Transitional Finance Authority
           Revenue..................................... Aa1/AAA   5.250%  2/01/06  $  345,917
 5,000,000 New York City Transitional Finance Authority
           Revenue, Adjustable-Future Tax, Sector D,
           Series A-1(a)............................... Aa1/AAA   3.550   11/15/28  5,000,000
 4,600,000 New York City Transitional Finance Authority
           Revenue, Series 1, SubSeries 1B(a).......... Aa2/AAA   3.550   11/01/22  4,600,000
   500,000 New York City Transitional Finance
           Authority, New York City Recovery, Series
           3-SubSeries 3H(a)........................... Aa2/AA+   3.750   11/01/22    500,000
 3,000,000 New York City Transitional Finance Authority
           Revenue, Series C(a)........................ Aa1/AAA   3.540   2/01/32   3,000,000
 1,000,000 New York City Transitional Finance Authority
           Revenue, Series C(a)........................ Aa1/AAA   3.750   5/01/28   1,000,000
 4,700,000 New York City Transitional Finance Authority
           Revenue, SubSeries 2D(a).................... Aa2/AAA   3.540   11/01/22  4,700,000
 6,000,000 New York City Transitional Finance Authority
           Revenue, SubSeries C-5(a)................... Aa1/AAA   3.750   8/01/31   6,000,000
 1,000,000 New York State Dormitory Authority Lease
           Revenue, MBIA Insured+...................... Aaa/AAA   4.750   7/01/06   1,007,733
 5,000,000 New York State Local Government Assistance
           Corp., Series 3V, FGIC Insured+(a).......... Aaa/AAA   3.530   4/01/24   5,000,000
 4,600,000 New York State Local Government Assistance
           Corp., Series 4V, FSA Insured+(a)........... Aaa/AAA   3.530   4/01/22   4,600,000
 4,000,000 New York State Local Government Assistance
           Corp., Series B(a).......................... Aa3/AA-   3.450   4/01/25   4,000,000
 3,800,000 New York State Local Government Assistance
           Corp., Series C(a).......................... Aaa/AA+   3.450   4/01/25   3,800,000
 6,000,000 New York State Local Government Assistance
           Corp., Series D(a).......................... Aa2/AA    3.500   4/01/25   6,000,000
 1,000,000 New York State Thruway Authority State
           Personal Income Tax Revenue, Series A.......  NR/AA    3.000   3/15/06   1,000,889

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2005

                                                          MOODY'S
PRINCIPAL                                                   /S&P   INTEREST MATURITY
 AMOUNT                                                   RATINGS*   RATE     DATE      VALUE
----------                                                -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$6,950,000 New York State Urban Development Corp.,
           State Facility and Equipment, SubSeries A-3-C,
           CIFG Insured+(a).............................. NR/AAA    3.520%  3/15/33  $ 6,949,999
                                                                                     -----------
                                                                                      71,213,570
                                                                                     -----------
           State Appropriation--4.8%
 9,500,000 Jay Street Development Corp., New York
           Courts Facility Lease Revenue, Series A-1(a).. Aaa/AA+   3.470   5/01/22    9,500,000
 1,000,000 New York State Thruway Authority General
           Revenue, Series E............................. Aa3/AA-   5.500   1/01/06    1,000,000
                                                                                     -----------
                                                                                      10,500,000
                                                                                     -----------
           Transportation--7.9%
   400,000 Grand Central, New York, District
           Management Association, Inc................... Aa3/NR    3.000   1/01/06      400,000
 1,700,000 Niagara Falls, New York, Bridge Commission
           Toll Revenue, Series A, FGIC Insured+(a)...... Aaa/AAA   3.450   10/01/19   1,700,000
 4,000,000 Port Authority NY and NJ, Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 2(a)...................................  A2/A-    3.720   5/01/19    4,000,000
 1,200,000 Port Authority NY and NJ, Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 5(a)...................................  A2/A+    3.750   8/01/24    1,200,000
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B(a).................. Aa3/AA-   3.490   1/01/33    2,000,000
 1,900,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, AMBAC
           Insured+(a)................................... Aaa/AAA   3.470   1/01/32    1,900,000
 4,600,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series F(a).................. Aa2/AA-   3.550   11/01/32   4,600,000
 1,500,000 Triborough Bridge & Tunnel Authority,
           Special Obligation Revenue, Series C, FSA
           Insured+(a)................................... Aaa/AAA   3.470   1/01/31    1,500,000
                                                                                     -----------
                                                                                      17,300,000
                                                                                     -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2005

                                                        MOODY'S
PRINCIPAL                                                 /S&P   INTEREST MATURITY
 AMOUNT                                                 RATINGS*   RATE     DATE     VALUE
----------                                              -------- -------- -------- ----------
           Short-Term Municipal Bonds (Continued)
           Utilities--16.4%
$2,000,000 Erie County, Water Authority, New York,
           Water System Revenue, Series A, AMBAC
           Insured+(a)................................. Aaa/AAA   3.450%  12/01/16 $2,000,000
 1,250,000 Erie County, Water Authority, New York,
           Water System Revenue, Series B, AMBAC
           Insured+(a)................................. Aaa/AAA   3.450   12/01/16  1,250,000
   795,000 Great Neck North Water Authority, New
           York, Water System Revenue, Series A, FGIC
           Insured+(a)................................. Aaa/AAA   3.520   1/01/20     795,000
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series F, FSA
           Insured+(a)................................. Aaa/AAA   3.520   12/01/29  1,000,000
 4,209,000 Long Island Power Authority, New York
           Electric System Revenue, Sub-Series 1A(a)... Aaa/AA+   3.560   5/01/33   4,209,000
 3,950,000 Long Island Power Authority, New York
           Electric System Revenue, Sub-Series 1B(a)... Aa2/AA    3.700   5/01/33   3,950,000
   800,000 Long Island Power Authority, New York
           Electric System Revenue, Variable-Series E,
           FSA Insured+(a)............................. Aaa/AAA   3.500   12/01/29    800,000
   600,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series C, FGIC Insured+(a).................. Aaa/AAA   3.720   6/15/22     600,000
 2,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series C, FGIC Insured+(a).................. Aaa/AAA   3.720   6/15/23   2,000,000
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue, (Orange & Rockland Project), Series
           A, FGIC Insured+(a)......................... Aaa/AAA   3.450   10/01/14  4,500,000
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue, (Orange & Rockland Utilities),
           Series A, AMBAC Insured+(a)................. Aaa/AAA   3.450   8/01/15   4,500,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2005

                                                           MOODY'S
PRINCIPAL                                                    /S&P   INTEREST  MATURITY
 AMOUNT                                                    RATINGS*   RATE      DATE      VALUE
----------                                                 -------- --------  -------- ------------
           Short-Term Municipal Bonds (Continued)
$1,500,000 New York State Environmental Facility Corp.,
           Solid Waste Disposal Revenue(a)................ Aaa/AAA   3.720%   7/01/19  $  1,500,000
 4,000,000 Suffolk County, New York, Industrial
           Development Agency Revenue, Southwest
           Sewer System, XCLA Insured+.................... Aaa/AAA   4.000    2/01/06     4,004,617
 4,900,000 Suffolk County, New York, Water
           Authority(a)................................... NR/AA-    3.490    1/01/08     4,900,000
                                                                                       ------------
                                                                                         36,008,617
                                                                                       ------------
           Total Short-Term Municipal Bonds
           (Cost $214,540,817)............................                              214,540,817
                                                                                       ------------
           Money Market Funds--2.2%
 2,828,494 Federated Prime Obligations Fund (Institutional
           Shares)........................................            4.16(b)             2,828,494
 2,000,000 Federated Treasury Fund (Institutional
           Shares)........................................            3.84(b)             2,000,000
                                                                                       ------------
           Total Money Market Funds
           (Cost $4,828,494)..............................                                4,828,494
                                                                                       ------------
           Total Investments
           (Cost $219,369,311)(c)--99.8%..................                              219,369,311
           Other assets less liabilities--0.2%............                                  357,209
                                                                                       ------------
           Net Assets--100.0%.............................                             $219,726,520
                                                                                       ------------

AMBAC American Municipal Bond Assurance.
CIFG  CDC IXIS Financial Guaranty.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not rated.
XLCA  XL Capital Assurance Inc.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
*     Unaudited.
(a) Seven day or less variable rate demand note, rate shown is interest rate in effect at December 31, 2005. Maturity date represents ultimate maturity.
(b)   Represents annualized 7-day yield at December 31, 2005.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Assets and Liabilities

         December 31, 2005

           Assets:
             Investments at market value,
              (Cost $219,369,311)................... $  219,369,311
             Cash...................................             62
             Receivables:
              Interest..............................        972,584
             Other assets...........................         12,119
                                                     --------------
              Total Assets..........................    220,354,076
                                                     --------------
           Liabilities:
             Payables:
              Dividends.............................        500,625
              Services provided by The Bank of
               New York.............................         66,572
             Accrued expenses and other liabilities.         60,359
                                                     --------------
              Total Liabilities.....................        627,556
                                                     --------------
           Net Assets:.............................. $  219,726,520
                                                     --------------
           Sources of Net Assets:
             Capital stock @ par.................... $      219,727
             Paid in capital........................    219,509,886
             Accumulated net realized loss on
              investments...........................         (3,093)
                                                     --------------
           Net Assets............................... $  219,726,520
                                                     --------------
           Hamilton Shares:
             Net assets............................. $   66,809,712
                                                     --------------
             Shares outstanding.....................     66,809,009
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Premier Shares:
             Net assets............................. $  141,351,008
                                                     --------------
             Shares outstanding.....................    141,353,060
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Classic Shares:
             Net assets............................. $   11,565,800
                                                     --------------
             Shares outstanding.....................     11,564,795
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Hamilton Shares authorized @ $.001 par
            value...................................  2,000,000,000
           Premier Shares authorized @ $.001 par
            value...................................  2,000,000,000
           Classic Shares authorized @ $.001 par
            value...................................  2,000,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

            Investment Income:
              Interest.................................. $6,222,272
                                                         ----------
            Expenses:
              Servicing fee--Premier Shares.............    456,125
                       Classic Shares...................     28,901
              Advisory..................................    263,637
              Administration............................    214,008
              Transfer agent............................     43,487
              Registration and filings..................     36,685
              Custodian.................................     33,544
              12b-1 fee--Classic Shares.................     28,901
              Directors.................................     25,177
              Legal.....................................     16,203
              Audit.....................................     14,257
              Insurance.................................      4,340
              Cash management...........................      4,045
              Reports to shareholders...................      3,105
              Other.....................................     44,402
                                                         ----------
               Total Expenses...........................  1,216,817
              Fees waived by The Bank of New York
               (Note 3).................................    (37,180)
              Earnings credit adjustment (Note 3).......     (3,708)
                                                         ----------
               Net Expenses.............................  1,175,929
                                                         ----------
               Net Investment Income....................  5,046,343
                                                         ----------
            Realized Gain on Investments:
              Net realized gain on investments..........         94
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $5,046,437
                                                         ----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statements of Changes in Net Assets

                                                                                            Year Ended December 31,
                                                                                        ------------------------------
                                                                                              2005            2004
                                                                                        ---------------  -------------
Operations:
  Net investment income................................................................ $     5,046,343  $   2,009,794
  Net realized gain on investments.....................................................              94             --
                                                                                        ---------------  -------------
   Net increase in net assets resulting from operations................................       5,046,437      2,009,794
                                                                                        ---------------  -------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares................................      (1,490,029)      (807,907)
                          Premier Shares...............................................      (3,370,220)    (1,133,352)
                          Classic Shares...............................................        (186,094)       (68,535)
                                                                                        ---------------  -------------
                                                                                             (5,046,343)    (2,009,794)
                                                                                        ---------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares....................................     748,466,191    475,380,431
                      Premier Shares...................................................   1,681,381,730    860,693,263
                      Classic Shares...................................................     172,004,612    361,390,719
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares............         832,341        359,295
                                     Premier Shares....................................       1,217,892        272,036
                                     Classic Shares....................................         174,542         56,860
  Value of capital stock repurchased: Hamilton Shares..................................    (755,175,818)  (533,963,521)
                       Premier Shares..................................................  (1,741,577,636)  (773,641,571)
                       Classic Shares..................................................    (175,466,589)  (351,015,797)
                                                                                        ---------------  -------------
  Net increase (decrease) in net assets resulting from capital stock transactions......     (68,142,735)    39,531,715
                                                                                        ---------------  -------------
   Increase (decrease) in Net Assets...................................................     (68,142,641)    39,531,715
Net Assets:
  Beginning of year....................................................................     287,869,161    248,337,446
                                                                                        ---------------  -------------
  End of year.......................................................................... $   219,726,520  $ 287,869,161
                                                                                        ---------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.........................................................     748,466,191    475,380,431
         Premier Shares................................................................   1,681,381,730    860,693,263
         Classic Shares................................................................     172,004,558    361,389,800
  Shares issued on reinvestment of dividends: Hamilton Shares..........................         832,341        359,295
                            Premier Shares.............................................       1,217,892        272,036
                            Classic Shares.............................................         174,542         56,860
  Shares repurchased: Hamilton Shares..................................................    (755,175,818)  (533,963,521)
              Premier Shares...........................................................  (1,741,577,636)  (773,641,571)
              Classic Shares...........................................................    (175,466,589)  (351,015,797)
                                                                                        ---------------  -------------
   Net increase (decrease).............................................................     (68,142,789)    39,530,796
  Shares outstanding, beginning of year................................................     287,869,653    248,338,857
                                                                                        ---------------  -------------
  Shares outstanding, end of year......................................................     219,726,864    287,869,653
                                                                                        ---------------  -------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Financial Highlights

                                                                     Hamilton Shares
                                                      ------------------------------------------
                                                              Year Ended           For the Period
                                                             December 31,          March 28, 2002*
                                                      --------------------------       Through
                                                        2005     2004     2003    December 31, 2002
                                                      -------  -------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period............... $  1.00  $  1.00  $   1.00       $  1.00
                                                      -------  -------  --------       -------
Gain from investment operations
Net investment income/(a)/...........................   0.021    0.009     0.007         0.010
                                                      -------  -------  --------       -------
Dividends
Dividends from net investment income.................  (0.021)  (0.009)   (0.007)       (0.010)
                                                      -------  -------  --------       -------
Net asset value at end of year....................... $  1.00  $  1.00  $   1.00       $  1.00
                                                      -------  -------  --------       -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/    2.16%    0.94%     0.74%         0.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $66,810  $72,687  $130,911       $48,714
Ratio to average net assets of:......................
 Expenses, net of waiver from The Bank of New York...    0.25%    0.25%     0.25%         0.25%**
 Expenses, prior to waiver from The Bank of New York.    0.27%    0.30%     0.35%         0.48%**
 Net investment income, net of waiver from The Bank
   of New York.......................................    2.14%    0.90%     0.75%         1.21%**

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                Premier Shares
                                               ---------------------------------------------
                                                                               For The Period
                                                  Year Ended December 31,    February 25, 2002*
                                               ----------------------------       Through
                                                 2005      2004      2003    December 31, 2002
                                               --------  --------  --------  ------------------
PER SHARE DATA:
Net asset value at beginning of period........ $   1.00  $   1.00  $   1.00       $  1.00
                                               --------  --------  --------       -------
Gain from investment operations
Net investment income/(a)/....................    0.019     0.007     0.005         0.009
                                               --------  --------  --------       -------
Dividends
Dividends from net investment income..........   (0.019)   (0.007)   (0.005)       (0.009)
                                               --------  --------  --------       -------
Net asset value at end of year................ $   1.00  $   1.00  $   1.00       $  1.00
                                               --------  --------  --------       -------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..................................     1.91%     0.69%     0.49%         0.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)..... $141,351  $200,329  $113,005       $84,368
Ratio to average net assets of:...............
 Expenses, net of waiver from The Bank of
   New York...................................     0.50%     0.50%     0.50%         0.50%**
 Expenses, prior to waiver from The Bank of
   New York...................................     0.51%     0.54%     0.60%         0.77%**
 Net investment income, net of waiver from The
   Bank of New York...........................     1.85%     0.74%     0.48%         1.01%**

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                      Classic Shares
                                                       -----------------------------------------
                                                                                   For The Period
                                                        Year Ended December 31,    April 1, 2002*
                                                       -------------------------       Through
                                                         2005     2004     2003   December 31, 2002
                                                       -------  -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $  1.00  $  1.00  $  1.00       $  1.00
                                                       -------  -------  -------       -------
Gain from investment operations
Net investment income/(a)/............................   0.016    0.005    0.003         0.006
                                                       -------  -------  -------       -------
Dividends
Dividends from net investment income..................  (0.016)  (0.005)  (0.003)       (0.006)
                                                       -------  -------  -------       -------
Net asset value at end of year........................ $  1.00  $  1.00  $  1.00       $  1.00
                                                       -------  -------  -------       -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.    1.66%    0.46%    0.29%         0.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $11,566  $14,853  $ 4,421       $ 5,330
Ratio to average net assets of:.......................
 Expenses, net of waiver from The Bank of New York....    0.75%    0.74%    0.69%         0.75%**
 Expenses, prior to waiver from The Bank of
   New York...........................................    0.77%    0.77%    0.79%         0.96%**
 Net investment income, net of waiver from The Bank of
   New York...........................................    1.61%    0.63%    0.29%         0.68%**

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         December 31, 2005


 PRINCIPAL
  AMOUNT                                    VALUE
------------                             ------------
             United States Government
             Agencies &
             Obligations--32.9%
             United States Treasury Bills+--29.0%
$200,000,000 2.38%, 1/05/06............. $199,946,888
 100,000,000 3.84%, 1/26/06.............   99,733,333
  50,000,000 3.91%, 2/16/06.............   49,750,450
  50,000,000 3.90%, 2/23/06.............   49,712,917
  50,000,000 3.89%, 3/02/06.............   49,675,417
  50,000,000 3.93%, 3/09/06.............   49,634,292
 150,000,000 3.86%-3.92%, 4/06/06.......  148,463,837
  50,000,000 3.98%, 4/13/06.............   49,436,875
  50,000,000 4.04%, 5/04/06.............   49,309,833
                                         ------------
                                          745,663,842
                                         ------------
             United States Treasury Notes--3.9%
  70,000,000 2.25%, 4/30/06.............   69,741,097
  30,000,000 2.50%, 5/31/06.............   29,885,865
                                         ------------
                                           99,626,962
                                         ------------
             Total United States
             Government Agencies &
             Obligations
             (Cost $845,290,804)........  845,290,804
                                         ------------
             Repurchase
             Agreements--67.4%
             Repurchase Agreement with Barclays
             Capital, Inc.--7.8%
 200,000,000 3.35%, dated 12/30/2005,
             due 1/03/06, repurchase
             price $200,074,444
             (Collateral--UST Strips,
             0.00%, 1/15/06-5/15/30;
             aggregate market value plus
             accrued interest
             $204,000,000)..............  200,000,000
                                         ------------

 PRINCIPAL
  AMOUNT                                    VALUE
------------                             ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with
             Citigroup--2.9%
$ 75,000,000 3.10%, dated 12/30/2005,
             due 1/03/06, repurchase
             price $75,025,833
             (Collateral--UST Strips,
             0.00%, 11/15/18-8/15/26;
             aggregate market value plus
             accrued interest
             $76,500,249)............... $ 75,000,000
                                         ------------
             Repurchase Agreement with Deutsche
             Bank AG--7.8%
 200,587,000 3.50%, dated 12/30/2005,
             due 1/03/06, repurchase
             price $200,665,006
             (Collateral--TIP, 3.00%,
             7/15/12; UST Bond,
             6.625%, 2/15/27; UST
             Notes, 3.125%-3.625%,
             4/30/07-9/15/08; UST
             Strips, 0.00%, 9/15/08-
             2/15/19; aggregate market
             value plus accrued interest
             $204,599,472)..............  200,587,000
                                         ------------
             Repurchase Agreement with Goldman
             Sachs Group, Inc.--24.5%
 630,000,000 3.30%, dated 12/30/2005,
             due 1/03/06, repurchase
             price $630,231,000
             (Collateral--UST Bill,
             0.00%, 1/05/06; UST
             Bond, 8.75%, 5/15/17;
             UST Note, 3.375%,
             10/15/09; aggregate market
             value plus accrued interest
             $642,600,066)..............  630,000,000
                                         ------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         December 31, 2005

 PRINCIPAL
  AMOUNT                                    VALUE
------------                           --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Morgan
             Stanley--24.4%
$625,000,000 3.45%, dated 12/30/2005,
             due 1/03/06, repurchase
             price $625,239,583
             (Collateral--UST Strips,
             0.00%, 11/15/22-
             8/15/25; aggregate
             market value plus accrued
             interest $637,500,397)... $  625,000,000
                                       --------------
             Total Repurchase
             Agreements
             (Cost $1,730,587,000)....  1,730,587,000
                                       --------------
             Total Investments
             (Cost $2,575,877,804)(a)
             --100.3%.................  2,575,877,804
             Liabilities in excess of
             other assets--(0.3%).....     (7,851,946)
                                       --------------
             Net Assets--100.0%....... $2,568,025,858
                                       --------------

+ Coupon rate shown is the discounted rate at time of purchase for United States Treasury Bills.
TIPTreasury Inflation Protected Security.
(a)The cost stated also approximates the aggregate cost for federal income tax purposes.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Assets and Liabilities

         December 31, 2005

           Assets:
             Investments at market value, including
              repurchase agreements of
              $1,730,587,000
              (Cost $2,575,877,804)................. $2,575,877,804
             Cash...................................            651
             Receivables:
              Interest..............................        660,119
             Other assets...........................         49,489
                                                     --------------
              Total Assets..........................  2,576,588,063
                                                     --------------
           Liabilities:
             Payables:
              Dividends.............................      7,507,931
              Services provided by The Bank of
               New York.............................        785,307
             Accrued expenses and other liabilities.        268,967
                                                     --------------
              Total Liabilities.....................      8,562,205
                                                     --------------
           Net Assets:.............................. $2,568,025,858
                                                     --------------
           Sources of Net Assets:
             Capital stock @ par.................... $    2,568,086
             Paid in capital........................  2,565,588,308
             Undistributed net investment income....         36,102
             Accumulated net realized loss on
              investments...........................       (166,638)
                                                     --------------
           Net Assets............................... $2,568,025,858
                                                     --------------
           Hamilton Shares:
             Net assets............................. $  474,417,816
                                                     --------------
             Shares outstanding.....................    474,432,682
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Premier Shares:
             Net assets............................. $1,723,171,196
                                                     --------------
             Shares outstanding.....................  1,723,276,594
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------



           Classic Shares:
             Net assets............................... $  356,438,354
                                                       --------------
             Shares outstanding.......................    356,378,303
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Institutional Shares:
             Net assets............................... $   13,998,472
                                                       --------------
             Shares outstanding.......................     13,998,472
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Retail Shares :
             Net assets............................... $           10
                                                       --------------
             Shares outstanding.......................             10
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Agency Shares :
             Net assets............................... $           10
                                                       --------------
             Shares outstanding.......................             10
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Hamilton Shares authorized @ $.001 par
            value.....................................  2,000,000,000
           Premier Shares authorized @ $.001 par
            value.....................................  3,000,000,000
           Classic Shares authorized @ $.001 par
            value.....................................  2,000,000,000
           Institutional Shares authorized @ $.001 par
            value.....................................  3,000,000,000
           Retail Shares authorized @ $.001 par
            value.....................................  3,000,000,000
           Agency Shares authorized @ $.001 par
            value.....................................  3,000,000,000

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Operations

         For the year ended December 31, 2005

      Investment Income:
        Interest............................................. $69,587,132
                                                              -----------
      Expenses:
        Servicing fee--Premier Shares........................   4,052,171
                 Classic Shares..............................     828,882
                 Hamilton Shares.............................      25,398
        Advisory.............................................   2,142,353
        Administration.......................................   1,719,609
        12b-1 fee--Classic Shares............................     805,288
        Custodian............................................     133,967
        Legal................................................      87,256
        Transfer agent.......................................      58,788
        Registration and filings.............................      51,258
        Insurance............................................      46,689
        Reports to shareholders..............................      40,923
        Audit................................................      32,728
        Cash management......................................      29,964
        Directors............................................      27,635
        Other................................................     121,881
                                                              -----------
         Total Expenses......................................  10,204,790
        Earnings credit adjustment (Note 3)..................      (5,372)
                                                              -----------
         Net Expenses........................................  10,199,418
                                                              -----------
         Net Investment Income...............................  59,387,714
                                                              -----------
      Realized Loss on Investments:
        Net realized loss on investments.....................    (166,638)
                                                              -----------
        Net increase in net assets resulting from operations. $59,221,076
                                                              -----------


See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statements of Changes in Net Assets

                                                                                           Year Ended December 31,
                                                                                      ---------------------------------
                                                                                            2005              2004
                                                                                      ----------------  ---------------
Operations:
  Net investment income.............................................................. $     59,387,714  $    17,221,717
  Net realized gain(loss) on investments.............................................         (166,638)           1,113
                                                                                      ----------------  ---------------
   Net increase in net assets resulting from operations..............................       59,221,076       17,222,830
                                                                                      ----------------  ---------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares..............................       (9,875,485)      (3,894,779)
                          Premier Shares.............................................      (41,694,512)     (11,464,906)
                          Classic Shares.............................................       (7,749,648)      (1,868,374)
                          Institutional Shares.......................................          (68,069)              --
                                                                                      ----------------  ---------------
                                                                                           (59,387,714)     (17,228,059)
                                                                                      ----------------  ---------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares..................................    4,123,081,317    2,963,790,708
                      Premier Shares.................................................   21,363,750,620    9,558,370,375
                      Classic Shares.................................................    6,886,807,093    4,596,480,853
                      Institutional Shares...........................................       38,923,354               --
                      Retail Shares..................................................               10               --
                      Agency Shares..................................................               10               --
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares..........        3,694,281        1,582,977
                                    Premier Shares...................................        4,135,162        1,262,331
                                    Classic Shares...................................        6,993,608        1,508,075
  Value of capital stock repurchased: Hamilton Shares................................   (4,093,953,137)  (2,820,645,365)
                       Premier Shares................................................  (21,116,741,059)  (9,367,490,366)
                       Classic Shares................................................   (6,834,799,070)  (4,653,836,417)
                       Institutional Shares..........................................      (24,924,882)              --
                                                                                      ----------------  ---------------
  Net increase in net assets resulting from capital stock transactions...............      356,967,307      281,023,171
                                                                                      ----------------  ---------------
   Increase in Net Assets............................................................      356,800,669      281,017,942
Net Assets:
  Beginning of year..................................................................    2,211,225,189    1,930,207,247
                                                                                      ----------------  ---------------
  End of year (includes undistributed net investment income of $36,102 at
   December 31, 2005 and $34,989 at December 31, 2004)............................... $  2,568,025,858  $ 2,211,225,189
                                                                                      ----------------  ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                                          Year Ended December 31,
                                                                      -------------------------------
                                                                            2005            2004
                                                                      ---------------  --------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.......................................   4,123,081,317   2,963,790,708
         Premier Shares..............................................  21,363,750,620   9,558,370,375
         Classic Shares..............................................   6,886,749,548   4,596,468,970
         Institutional Shares........................................      38,923,354              --
         Retail Shares...............................................              10              --
         Agency Shares...............................................              10              --
  Shares issued on reinvestment of dividends: Hamilton Shares........       3,694,281       1,582,977
                            Premier Shares...........................       4,135,162       1,262,331
                            Classic Shares...........................       6,993,608       1,508,075
  Shares repurchased: Hamilton Shares................................  (4,093,953,120) (2,820,643,728)
              Premier Shares......................................... (21,116,741,059) (9,367,490,366)
              Classic Shares.........................................  (6,834,799,070) (4,653,836,417)
              Institutional Shares...................................     (24,924,882)             --
                                                                      ---------------  --------------
   Net increase......................................................     356,909,779     281,012,925
  Shares outstanding, beginning of year..............................   2,211,176,292   1,930,163,367
                                                                      ---------------  --------------
  Shares outstanding, end of year....................................   2,568,086,071   2,211,176,292
                                                                      ---------------  --------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Financial Highlights


                                                                       Hamilton Shares
                                                      ------------------------------------------------
                                                                   Year Ended December 31,
                                                      ------------------------------------------------
                                                        2005      2004      2003      2002      2001
                                                      --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year................. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      --------  --------  --------  --------  --------
Gain from investment operations
Net investment income/(a)/...........................    0.029     0.011     0.009     0.015     0.039
                                                      --------  --------  --------  --------  --------
Dividends
Dividends from net investment income.................   (0.029)   (0.011)   (0.009)   (0.015)   (0.039)
                                                      --------  --------  --------  --------  --------
Net asset value at end of year....................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net asset value/(b)/     2.90%     1.07%     0.91%     1.54%     3.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $474,418  $441,619  $296,892  $288,414  $202,303
Ratio to average net assets of:......................
 Expenses............................................     0.21%     0.23%     0.24%     0.23%     0.24%
 Net investment income...............................     2.88%     1.12%     0.91%     1.51%     4.02%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                                 Premier Shares
                                           ----------------------------------------------------------
                                                             Year Ended December 31,
                                           ----------------------------------------------------------
                                              2005        2004        2003        2002        2001
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of year...... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                           ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income/(a)/................      0.026       0.008       0.007       0.013       0.036
                                           ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment income......     (0.026)     (0.008)     (0.007)     (0.013)     (0.036)
                                           ----------  ----------  ----------  ----------  ----------
Net asset value at end of year............ $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                           ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................       2.64%       0.82%       0.66%       1.29%       3.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $1,723,171  $1,472,147  $1,280,008  $1,511,644  $1,064,661
Ratio to average net assets of:
 Expenses.................................       0.46%       0.48%       0.49%       0.48%       0.49%
 Net investment income....................       2.64%       0.81%       0.65%       1.27%       3.49%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                                       Classic Shares
                                                      ------------------------------------------------
                                                                   Year Ended December 31,
                                                      ------------------------------------------------
                                                        2005      2004      2003      2002      2001
                                                      --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year................. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      --------  --------  --------  --------  --------
Gain from investment operations
Net investment income/(a)/...........................    0.024     0.006     0.004     0.010     0.034
                                                      --------  --------  --------  --------  --------
Dividends
Dividends from net investment income.................   (0.024)   (0.006)   (0.004)   (0.010)   (0.034)
                                                      --------  --------  --------  --------  --------
Net asset value at end of year....................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                      --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net asset value/(b)/     2.39%     0.59%     0.43%     1.03%     3.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $356,438  $297,459  $353,307  $288,290  $289,014
Ratio to average net assets of:
 Expenses............................................     0.71%     0.71%     0.72%     0.73%     0.74%
 Net investment income...............................     2.41%     0.57%     0.42%     1.03%     3.33%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                     Institutional Shares   Retail Shares      Agency Shares
                                     -------------------- ------------------ ------------------
                                        For the period      For the period     For the period
                                      November 15, 2005*  November 15, 2005* November 15, 2005*
                                           through             through            through
                                      December 31, 2005   December 31, 2005  December 31, 2005
                                     -------------------- ------------------ ------------------
PER SHARE DATA:
Net asset value at beginning of
  period............................       $  1.00              $1.00              $1.00
                                           -------              -----              -----
Gain from investment operations
Net investment income...............         0.005/(a)/            --                 --
                                           -------              -----              -----
Dividends
Dividends from net investment
  income............................        (0.005)                --                 --
                                           -------              -----              -----
Net asset value at end of year......       $  1.00              $1.00              $1.00
                                           -------              -----              -----
TOTAL RETURN:
Total investment return based on net
  asset value/(b)/..................          0.50%                --                 --
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of year
  (000's omitted)...................       $13,999              $  10              $  10
Ratio to average net assets of:
 Expenses...........................          0.16%**              --                 --
 Net investment income..............          3.85%**              --                 --

* Commencement of offering of shares. As of December 31, 2005, there was no activity in the Retail and Agency Shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements

1. Organization and Business

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-one separate series. The four series presented in these financial statements are the BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act.

  The Enhanced Income Fund offers the following three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The Money Fund and the Treasury Money Fund offer the following six classes of shares: Hamilton Shares, Premier Shares, Classic Shares. Institutional Shares, Retail Shares and Agency Shares. The New York Tax-Exempt Money Fund offer the following three classes of Shares: Hamilton Shares, Premier Shares and Classic Shares. As of December 31, 2005, there were no Retail Shares or Agency Shares outstanding.

  Class A Shares are sold with a front-end sales charge of up to 1.50% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Hamilton Shares, Premier Shares, Classic Shares, Institutional Shares Retail Shares and Agency Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Enhanced Income Fund--To generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity (the Fund is not a money market fund);

.. Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments;

.. New York Tax-Exempt Money Fund--To provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital;

.. Treasury Money Fund--To provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  For the Enhanced Income Fund, the determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less in the Enhanced Income Fund and securities included in the Money Fund, the New York Tax-Exempt Money Fund and the Treasury Money Fund are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Interest income, including amortization of discounts and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is paid monthly at a rate of 0.07% on each Fund's daily average net assets for the Money and Treasury Money Funds. The Advisor's fee is 0.10% for the New York Tax Exempt Money and Enhanced Income Funds on each Funds first $2 billion of average daily net assets; 0.095% on the next $3 billion of average daily net assets; 0.09% on the next $5 billion; and 0.085% on average daily net assets in excess of $10 billion.

  From July 1, 2005 through November 14, 2005, the Money and Treasury Money Funds accrued daily and paid monthly at a rate of 0.10% on each Fund's average daily net assets up to $2 billion; 0.095% on the next $3 billion of average daily net assets; 0.09% on the next $5 billion; and 0.085% on average daily net assets in excess of $10 billion.

  From January 1, 2005 through June 30, 2005, each Fund accrued daily and paid monthly at a rate of 0.10% of average daily net assets.

  Effective July 1, 2005, The Bank of New York serves as the Fund's administrator (the "Administrator"). Prior to July 1, 2005, BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acted as the Funds' administrator and assisted in supervising the operations of the Funds. The Bank of New York is not an affiliated party of BNY Hamilton Distributors, Inc.

  The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement. Prior to July 1, 2005, The Bank of New York served as the sub-administrator.

  Effective July 1, 2005, the Administrator's fee is payable monthly at a rate of .07% on each Fund's average daily net assets. Prior to July 1, 2005, the Administrator's fee was payable monthly at a rate of .09% on each Fund's first

$3 billion of the average daily net assets and at a rate of .075% on each Fund's average daily net assets in excess of $3 billion.

  During the year ended December 31, 2005, The Bank of New York received the following amounts under the administration and sub-administration agreements:

                                                    Amount
                                                  ----------
                   Enhanced Income Fund.......... $  120,591
                   Money Fund....................  3,688,814
                   New York Tax-Exempt Money Fund    164,314
                   Treasury Money Fund...........  1,306,437

  In addition to acting as Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2005 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2005, the Money Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

         Class A Class C Institutional
         Shares  Shares     Shares
         ------- ------- -------------
Enhanced
 Income
 Fund...  .50%    1.25%       .25%

                                   Hamilton Premier Classic
                                    Shares  Shares  Shares
                                   -------- ------- -------
                     New York Tax-
                      Exempt Money
                      Fund........   .25%     .50%    .75%

  The Money Fund and Treasury Money Fund did not have any expense waivers for the year ended December 31, 2005.

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Classic Shares, Retail Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to .25%, ..50%, .25% and 1.00% of the annual average daily net assets of the Classic Shares, Retail Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Enhanced Income Fund that it has received front-end sales charges of $204 from the sale of Class A Shares and received contingent deferred sales charges of $535 imposed upon redemptions of Class C Shares during the year ended December 31, 2005.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan in respect of the Money Fund, the New York Tax-Exempt Money Fund and the Treasury Money Fund for all classes (except the Institutional Shares of each of those Funds and the Hamilton Shares of the New York Tax-Exempt Money Fund). The Bank of New York (as a "Service Organization") has entered into a Shareholder Service Agreement with respect to these Shares. Service Organizations perform shareholder support services and certain other related services and administrative assistance. Effective November 15, 2005, shareholder servicing fees are accrued daily and paid monthly at the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Money Fund and Treasury Money
                  Fund
                     Hamilton Shares..........       .05%
                     Premier Shares...........       .30%
                     Classic Shares...........       .30%
                     Retail Shares............       .30%
                     Agency Shares............       .15%

                 New York Tax-Exempt Money
                  Fund
                     Premier Shares...........       .25%
                     Classic Shares...........       .25%


  Prior to November 15, 2005, the shareholder servicing fees for the Money Fund and Treasury Money Fund were accrued daily and payable monthly at an annual rate of .25% of the Premier Shares and Classic Shares average daily net assets.

4. Portfolio Securities

  For the year ended December 31, 2005, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                      Enhanced Income Fund
                    ------------------------
                     Purchases     Sales
                    ----------- ------------
US Gov't Securities $29,772,049 $ 80,768,576
All Others.........  54,069,325  231,782,795

5. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2005 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                     Capital Loss
                     Carryforward Expiration
                     ------------ ----------
Enhanced Income Fund    205,618      2011
                      1,689,718      2012
                      2,085,448      2013
Money Fund..........    836,464      2013
New York Tax-Exempt
 Money Fund.........      1,681      2007
                          1,412      2010
Treasury Money Fund.    166,638      2013

  During the year ended December 31, 2005, the New York Tax-Exempt Money Fund utilized capital loss carryforwards of $94 to offset realized gains and $936 of prior years' capital loss carryforward expired.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Enhanced Income Fund and Money Fund deferred post-October losses in the amount of $159,127 and $411,073 during 2005, respectively.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

                                          *Distributions paid from:
                                     ------------------------------------
                                                     Net        Total
                                                  long term    taxable
                                       Ordinary    capital  distributions
                                        Income      gains       paid
                                     ------------ --------- -------------
      Enhanced Income Fund.......... $  5,025,796    --     $  5,025,796
      Money Fund....................  199,375,272    --      199,375,272
      New York Tax-Exempt Money Fund      199,009    --          199,009
      Treasury Money Fund...........   59,387,714    --       59,387,714

*The following tax-exempt income distributions paid by the New York Tax-Exempt
 Money Fund amounted to $4,847,334.

  The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

                                           *Distributions Paid From:
                                      -----------------------------------
                                                     Net        Total
                                                  long term    taxable
                                       Ordinary    capital  distributions
                                        Income      gains       paid
                                      ----------- --------- -------------
       Enhanced Income Fund.......... $ 7,434,738    --      $ 7,434,738
       Money Fund....................  68,279,174    --       68,279,174
       New York Tax-Exempt Money Fund      97,036    --           97,036
       Treasury Money Fund...........  17,228,059    --       17,228,059

*The following tax-exempt income distributions paid by the New York Tax-Exempt
 Money Fund amounted to $1,912,758.

  As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                     Undistributed Undistributed             Accumulated     Unrealized          Total
                       ordinary      long-term   Accumulated capital and   appreciation/      accumulated
                        income     capital gains  earnings   other losses  (depreciation)  earnings/(deficit)
                     ------------- ------------- ----------- ------------  --------------  ------------------
Enhanced Income Fund       $76,037            --     $76,037  $(4,139,911)      $(344,462)        $(4,408,336)
Money Fund..........        88,665            --      88,665   (1,247,537)             --          (1,158,872)
New York Tax-Exempt
 Money Fund.........            --            --          --       (3,093)             --              (3,093)
Treasury Money Fund.        36,102            --      36,102     (166,638)             --            (130,536)

6. Written Option Activity

  For the year ended December 31, 2005, the Enhanced Income Fund did not have any written options activity.

7. Reclassification Of Capital Accounts

  At December 31, 2005, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of the amortization of premiums, reclassification of distributions, paydown gains/(losses), and the expiration of unused capital loss carryforwards. Net investment income, net realized gains, and net assets were not affected by these changes.

                                                   Undistributed
                                    Undistributed  capital gains/
                                    net investment  (accumulated  Paid in
                                        Income        losses)     capital
                                    -------------- -------------- -------
     Enhanced Income Fund..........    $225,829      $(225,829)        --
     Money Fund....................      16,977        (16,977)        --
     New York Tax-Exempt Money Fund          --            936      $(936)
     Treasury Money Fund...........       1,113         (1,113)        --

8. Concentration Of Risk

  The New York Tax-Exempt Money Fund invest substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

9. Change of Independent Registered Public Accounting Firm

  On February 16, 2005, Ernst & Young LLP ("E&Y") resigned as the independent registered public accounting firm for the Funds. On February 16, 2005, the Company retained Tait, Weller & Baker LLP ("Tait") as the independent registered public accounting firm for the Funds. The retention of Tait as the independent registered public accounting firm of the Funds has been approved by the Company's Audit Committee and Board of Directors.

  The reports of E&Y on the financial statements of the Funds for the fiscal years prior to February 16, 2005 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

  In connection with its audits for the periods prior to February 16, 2005, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements for such years.

         Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

    We have audited the accompanying statement of assets and liabilities of BNY Hamilton Enhanced Income Fund, BNY Hamilton Money Fund, BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Treasury Money Fund, each a series of BNY Hamilton Funds, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2005, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the periods within the four year period ended December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial statements and financial highlights.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton Enhanced Income Fund, BNY Hamilton Money Fund, BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Treasury Money Fund as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 10, 2006

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their date of birth, position with the company and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------

Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  8/01/34           Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1/24/52                           Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  6/02/49                           Officer, Crompton Corp., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director        Chief Executive Officer, Arroyo Video, 2004 to
  8/06/56                           Present; Executive Vice President and Chief
                                    Financial Officer, Insight Communications,
                                    1990 to 2003; Chief Operating Officer, Insight
                                    Communications, 1998 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  5/21/48                           Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  11/14/39                          Bank of New York, 1994 to 2003.

                                                          Principal Occupations
        Officers               Position                   During Past Five Years
        --------               --------                   ----------------------
Kevin J. Bannon.......... President and       Executive Vice President and Chief Investment
  7/13/52                 Chief Executive     Officer, The Bank of New York, 1993 to
                          Officer             Present.

Guy Nordahl.............. Treasurer and       Vice President, The Bank of New York, 1999
  8/27/65                 Principal Financial to Present.
                          Officer

Ellen Kaltman............ Chief Compliance    Managing Director, Compliance, The Bank of
  11/17/48                Officer             New York, 1999 to Present.

Kim R. Smallman**........ Secretary           Counsel, Legal Services, BISYS Fund Services
  11/15/71                                    Ohio, Inc., 2002 to Present; Attorney, Private
                                              Practice, 2000 to 2002.

Alaina V. Metz***........ Assistant Secretary Chief Administrator, Administration Services
  4/07/67                                     of BISYS Fund Services Ohio, Inc., 1995 to
                                              Present.

Daniel J. Igo**.......... Assistant Secretary Senior Paralegal, Legal Services, BISYS Fund
  9/25/70                                     Services, Ohio, Inc., 2004 to Present.
                                              Co-manager and Senior Paralegal, Mutual
                                              Fund and Securities Regulation, State Street
                                              Research and Management Co., 2003 to 2004,
                                              Senior Legal Product Manager, Columbia
                                              Management Group, Inc., 2002 to 2003,
                                              Senior Client Service Manager, Clearsky, 2000
                                              to 2002.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Kim Smallman and Daniel Igo is c/o BISYS, 100 Summer Street,
   Suite 1500, Boston, Massachusetts, 02110.
***The address of Alaina Metz is c/o BISYS, 3435 Stelzer Road, Columbus, Ohio,
   43219.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor and Sub-Administrator
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund or Enhanced Income Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  A copy of the code of ethics that applies to the Funds' principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available free of charge, upon request by calling (800) 426-9363.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY Hamilton Distributors, Inc.
3435 Stelzer Road
Columbus, OH 43219

                                                               BNY-AR-MNY 12/05

[LOGO] BNY
       HAMILTON

                                 ANNUAL REPORT


                               DECEMBER 31, 2005


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   CORE BOND FUND

   HIGH YIELD FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE TAX-EXEMPT FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter


Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2005. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

U.S. financial markets provided returns that were generally flat to moderately positive in 2005. A series of mixed, and frequently contradictory, indicators made it difficult to determine if economic growth would remain on track, and whether inflation would stay at tame levels. High energy prices sparked concerns about possible inflation, especially in the wake of Hurricanes Katrina and Rita along the Gulf Coast. But even as oil prices reached historical highs--levels they ultimately backed off from--inflation did not reach problematic levels. Consumer spending, which accounts for two-thirds of U.S. economic activity, appeared to be most in danger from rising petroleum and natural gas prices, but it remained at robust levels despite occasional dips in consumer confidence and concerns about a potential slowdown in the housing market. Corporate capital spending was also at reasonably strong levels, and showed signs of building momentum.

There were, however, some signs of a slowing economy and deceleration in corporate earnings growth. For the most part, this was viewed as part of the natural course of an economic cycle, in which rapid recovery in time gives way to more moderate, sustainable levels of growth in economic output and corporate earnings. Nonetheless, there were a few areas of doubt on the horizon. Despite improvement, job growth has been somewhat lackluster, and gains in real wages have been scarce. Continued high levels of productivity, however, were very encouraging.

For the one-year period, the S&P 500/(R)/ Index of large-capitalization U.S. stocks returned 4.92%. The Russell 2000/(R)/ Index of small-cap stocks posted a total return of 4.56% for the same period.

While global equity markets faced many of the same issues as the U.S., they were able to outperform the U.S. market, often by wide margins. Developed international markets experienced strong earnings growth, which helped to push their equity averages to multi-year highs. The top-performing country was Japan, riding on the strength of that nation's economic recovery. Developed markets in Europe also delivered very positive returns.

The U.S. dollar continued its significant rebound in value against major foreign currencies, somewhat muting the impact of many foreign markets' double-digit returns. Even after that factor is taken into account, many developed markets' returns still beat those in the U.S. The dollar's increase in value against the Euro, British Pound, and Japanese Yen has been largely welcomed by most observers in the U.S., who found the decline in the dollar during 2003-2004 somewhat unsettling. However, the dollar's bounceback does raise the price of U.S. goods exported abroad, which in time could have negative impact on the competitive position of U.S. companies in global markets.

For the year, the MSCI EAFE/(R)/ (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 14.02%, far outpacing major domestic equity indexes.

In the fixed-income markets, the Federal Reserve's activity once again dominated the headlines. The Federal Reserve continued its steady march of short-term interest rate increases--a string that dates back to June 2004--with eight additional hikes in 2005 that brought the federal funds target rate to 4.25% by year-end. Although at times speculation arose as to whether the Federal Reserve was ready to stop raising rates, at year-end there appeared to be growing consensus that one or two additional increases could be expected. Ben Bernanke, who is slated to replace longtime Federal Reserve Chairman Alan Greenspan early in the year, appears to share his predecessor's dedication to fighting inflation.

Short-term interest rates rose significantly as a result of the Federal Reserve's moves, but longer-term rates did not move on so steady a path. Longer-term yields did go up early in the year, as many anticipated higher rates of inflation would take hold. As it became clearer that a pick-up in core inflation was not on the horizon, though, yields on longer-term bonds began to retreat. The result by year-end was a slightly inverted Treasury yield curve, where rates for the shortest-maturity issues were actually higher than those for longer-term bonds.

This change in the yield curve was not entirely welcome, as an inverted curve profile has often been viewed as a harbinger of economic recession. This time, however, not all observers believe that is likely to be the case. One reason is that high demand for longer-term Treasury debt, often from foreign participants, has played a role in suppressing yields. (As bond prices go up, their yields decline.) Thus the lower longer-term yields may reflect supply/demand factors in the bond market, rather than pessimism among investors concerning the outlook for the economy.

While mortgage rates did back up moderately over the course of the year, they remained close to historically low levels. Nonetheless, the Federal Reserve's rate hikes continued to stir fears that higher mortgage rates could be looming, with negative impact on the residential real estate market that has done so much to support consumer spending.

Treasury securities underperformed major "spread" sectors, including corporate, mortgage-backed, asset-backed, and agency securities for the first half of the year, but the trend--which marked a continuation from 2004--shifted in the year's second half. For the year as a whole, only agency debt and Aaa-rated asset-backed securities outperformed Treasurys. Longer-maturity agency debt was the strongest-performing sector for the year.

On the corporate front, the most notable development may have been the downgrading of automakers Ford and General Motors, who saw their bonds fall to non-investment grade status. These bonds served as a drag on the investment-grade corporate market overall. The issues ultimately were removed from the investment grade indices and were added to high-yield benchmarks, at which point they staged a brief rally.

While there are still many areas of uncertainty in the U.S. and abroad, there is reason for some optimism with respect to the economy and the financial markets. Recent job figures have been moderately encouraging; such improvement is necessary to establish long-term economic health. While the damage caused by the Gulf Coast hurricanes and other natural disasters has been devastating to those involved, recovery efforts are underway and the economic impact of the devastation has not been as great as had been feared. Concerns about the war in Iraq remain, but more attention now seems to be focused on defining goals and achieving resolution there and in other pockets of geopolitical instability. It is certainly not possible to predict the exact path of future events here or around the globe; what you can count on is that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady.

Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

Fees and Expenses.....................      27

Portfolio Summaries...................      29

BNY Hamilton Core Bond Fund
  Schedule of Investments.............      35
  Statement of Assets and Liabilities.      46
  Statement of Operations.............      46
  Statements of Changes in Net Assets.      47
  Financial Highlights................      48

BNY Hamilton High Yield Fund
  Schedule of Investments.............      51
  Statement of Assets and Liabilities.      63
  Statement of Operations.............      63
  Statements of Changes in Net Assets.      64
  Financial Highlights................      65

BNY Hamilton Intermediate Government Fund
  Schedule of Investments.............      68
  Statement of Assets and Liabilities.      74
  Statement of Operations.............      74
  Statements of Changes in Net Assets.      75
  Financial Highlights................      76

BNY Hamilton Intermediate New York
 Tax-Exempt Grade Fund
  Schedule of Investments............. Page  78
  Statement of Assets and Liabilities.       86
  Statement of Operations.............       86
  Statements of Changes in Net Assets.       87
  Financial Highlights................       88

BNY Hamilton Intermediate Tax-Exempt Fund
  Schedule of Investments.............       91
  State Diversification...............       99
  Statement of Assets and Liabilities.      100
  Statement of Operations.............      100
  Statements of Changes in Net Assets.      101
  Financial Highlights................      102

BNY Hamilton U.S. Bond Market Index Fund
  Schedule of Investments.............      104
  Statement of Assets and Liabilities.      115
  Statement of Operations.............      115
  Statements of Changes in Net Assets.      116
  Financial Highlights................      117

Notes to Financial Statements.........      119

Report of Independent Registered
 Public Accounting Firm...............      129

Directors and Officers................      130

BNY Hamilton Core Bond Fund (formerly Intermediate Investment Grade Fund)

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

An Interview with Patrick K. Byrne, Vice President and Portfolio Manager

Q. What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Shorter-term interest rates moved higher over the course of the year as the Federal Reserve continued raising the federal funds target rate. As of year-end, the Federal Reserve had raised short-term interest rates at 13 consecutive meetings since June 2004, bringing the federal funds rate to 4.25%.

   Nonetheless, yields on 10- and 30-year maturities remained below their level when the Federal Reserve began its tightening campaign. Among the reasons for this were strong foreign demand for longer-term debt, pension asset-liability management, and tight supply among longer-dated issues.

   The spread, or difference in yield, between two-year and 30-year Treasurys, narrowed considerably during the year's fourth quarter, leaving the yield curve with a very flat profile--and even slightly inverted between two- and 10-year maturities. Although conventional thinking is that a yield curve inversion is often a harbinger of an economic recession, we believe that may not be the case this time. The degree and extent of an inversion are important factors to consider, and at this point both are minor. That said, this development does raise some concerns about future economic growth.

   Ben S. Bernanke was nominated to be Federal Reserve Chairman in October. Like the man he is replacing, Alan Greenspan, Bernanke is likely to act on the belief that price stability is a central goal of the Federal Reserve, and that keeping inflation low and stable goes a long way toward maximizing the economy's long-term performance.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund provided a total return of 1.57% for Institutional Class Shares and 1.32% for Class A Shares for the twelve months ended December 31, 2005. In comparison, the Lehman Brothers/(R)/ Intermediate Government/Credit Index returned 1.58% and the Lehman Brothers(R) Aggregate Bond Index returned 2.43% for the same period.

   The Fund's performance closely tracked that of the Lehman Brothers(R) Intermediate Government/Credit Index and underperformed the Lehman Brothers(R) Aggregate Bond Index. Areas that had negative impact on the Fund's returns included our holdings among non-Treasury, or "spread," sectors particularly bonds issued by troubled U.S. automakers General Motors and Ford.

   Positive contributors to Fund performance were our underweighting in shorter-duration issues, which were affected by rising short-term yields, and our positioning in anticipation of the flattening of the yield curve. Our exposure to higher-quality securitized issues, such as collateralized mortgage-backed securities, asset-backed securities, and hybrid adjustable rate mortgages, also helped to improve the Fund's performance.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The corporate market weakened throughout the year and ended as the worst performing sector. As mentioned before, the auto sector was the most difficult for the year and was the worst performer. As of December 2005 both GM and Ford are below investment grade.

   In the securitized sector performance was mixed on the year. Contributing positively to performance was the Fund's underweight in mortgage-backed securities, which underperformed. Commercial mortgage-backed securities, asset-backed securities and hybrid adjustable-rate mortgages were over-weighted in the Fund and had positive excess returns. This exposure was volatile but positive to performance year-to-date.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: For more than two years, we positioned the Fund to take advantage of a flattening yield curve. This has benefited performance as the Federal Reserve raised short-term rates and as the yield curve flattened over the course of the year. But the Federal Reserve is now likely getting closer to being finished with raising rates. Given this, and the fact that the yield curve is now extremely flat to slightly inverted, we have recently started to reduce the Fund's long-term exposure in favor of intermediate maturities.

   Going into 2005, we positioned the Fund more defensively with respect to credit, reducing its exposure from a strong overweighting. Credit spreads--that is, the differences in yield between higher- and lower-quality debt--were extremely tight, and the market appeared to be priced to perfection. Our move proved to be beneficial during the year, though our exposure to lower-rated bonds (particularly those from the auto sector) hurt performance. We anticipate this negative trend in credit will continue in the early stages of 2006, so we have begun to again decrease the Fund's exposure to corporate issues.

   The Fund had maintained an overweighting in the high-quality and higher-yielding securitized sectors, primarily in the Non-Agency Mortgage-Related, Commercial Mortgage-Backed, and Asset-Backed sectors. We believe bonds from these sectors will continue to add value in the short-maturity area. Also, longer-dated (10-year maturity) commercial mortgage-backed securities cheapened over the course of the year. They thus currently offer value versus agency and corporate holdings, so we moved the Fund to an overweighted position in these bonds.

   Throughout changes in the interest-rate environment, the Fund will continue to emphasize Mortgage holdings that perform well in a range of market environments.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see on the investment landscape? How can you--and individual investors--prepare for them?
A: Going into 2006, there appeared to be some uncertainty in the fixed-income markets and the economy in general. Much of this was tied to concerns that the Federal Reserve may over-tighten, bringing corporate profits under pressure while energy costs remain high, the housing market slows down, and consumer spending decelerates. Indeed, the impact of any slowdown in the housing and consumer markets could be strong, and a "housing bust" would not be necessary to decrease consumer spending and slow the economy. Merely a slowdown in the appreciation of home prices, which could reduce the rate of home-equity extraction, could produce a challenging reduction in spending. How interest rates all along the yield curve might react to such a development would be critical to fixed-income performance. A strong case can be made for a steepening of the curve as the Federal Reserve nears an end to its long string of rate increases. Uncertainty and volatility are likely to increase as economic data indicate that such a pause is warranted.

   In coming months we anticipate keeping the Fund positioned defensively both with regard to sector allocation and individual security selection. Among investment-grade bonds, spread sectors generated only nominal excess returns relative to Treasurys during 2005 compared with previous years. We believe this dynamic will persist into the first quarter of 2006. In such an environment, individual security selection across the Corporate, Agency, and Securitized markets will play a large role in performance. As the Federal Reserve's last rate hike approaches, we intend to shift the Fund's interest-rate positioning more meaningfully from a barbell, with investments focused at the two ends of the yield spectrum, to a bullet structure, which targets maturities at intervals all along the yield curve. The former structure took advantage of the flattening curve, while the latter could benefit from a steepening environment.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     1.57%        1.57%          1.32%        -2.99%
        5 Years.    26.49%        4.81%         25.03%         3.66%
        10 Years    63.00%        5.01%         59.53%         4.33%

Note: Returns for BNY Hamilton Funds are after fees.

                           [CHART]

                                 Lehman Bros/(R)/
                Core Bond Fund  Intermediate
                (Institutional   Government/      Lehman Bros./(R)/
                   Shares)      Credit Index    Aggregate Bond Index
                --------------  ------------    --------------------
12/31/1995         $10,000        $10,000              $10,000
12/31/1996          10,182         10,405               10,363
12/31/1997          11,015         11,223               11,367
12/31/1998          11,958         12,168               12,353
12/31/1999          11,782         12,215               12,250
12/31/2000          12,886         13,449               13,675
12/31/2001          13,816         14,657               14,826
12/31/2002          14,932         16,096               16,349
12/31/2003          15,445         16,788               17,021
12/31/2004          16,048         17,298               17,760
12/31/2005          16,300         17,571               18,191


This chart represents historical performance of a hypothetical investment of $10,000 in the Core Bond Fund (Institutional Shares) from 12/31/95 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE OF 4.25% FOR CLASS A SHARES. CUMULATIVE TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes Institutional performance of common trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Lehman Brothers(R) Intermediate Government/Credit Bond Index is an unmanaged index composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues will maintain maturities within a range of one to ten years. An investor cannot invest directly into an index.

Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. An investor cannot invest directly into an index.

BNY Hamilton High Yield Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. High yield bond funds are more prone to volatility than other bond funds.

 Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price may decline.

An Interview with Michael McEachern, CFA, Senior Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Two negative forces were primarily at work in the High Yield marketplace during 2005. First, short-term interest rates rose in response to the Federal Reserve's continued tightening activity. Second, the difference, or spread, in yield between high-yield and investment grade debt widened as the market anticipated--and then saw--downgrades among major automakers and a number of high-profile defaults in a variety of sectors.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: For the twelve months ended December 31, 2005, the Fund returned 2.08% for Institutional Class Shares and 1.82% for Class A Shares. For the same period, the Merrill Lynch BB-B Non-Distressed Index, which is an unmanaged index of higher-quality lower-rated bonds, returned 3.43%.

   The Fund's return trailed that of its benchmark index largely because of the rally in domestic automakers during mid 2005. We deliberately avoided bonds from General Motors when they entered the index because we lacked confidence in the company's management, competitive market position and product mix, and because its sizable pension and insurance obligations caused it to fail our credit screens.

   Our higher-quality bias in High Yield gives the Fund a greater correlation with general interest-rate trends than is seen at the lower rungs of the market. Therefore, the Fund was hurt somewhat by the rise in short-term rates.

   These negative impacts were counteracted somewhat by the Fund's underweighting in transportation issues, which helped performance late in 2005. Our defensive posture with respect to security selection and industry concentration also contributed positively to performance for the year as a whole.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Among the Fund's best performers for 2005 were three large telecommunications holdings that were boosted to investment grade as a result of merger and acquisition activity. Nextel, which was on its way toward achieving investment grade status on its own, was acquired by Sprint. AT&T merged with SBC, and MCI was acquired by Verizon, which outlasted Qwest after a long battle. As a result of these upgrades--which take the holdings out of our investment universe--the Fund's exposure to the Telecom sector will drop significantly.

   In many ways, 2005 will be remembered as the year of the automakers in the High Yield market. Their issues rallied strongly, with much of the gains taking place immediately after their addition to the index. Our conscious decision to avoid the sector, particularly General Motors, was consistent with our philosophy but caused us to lose ground relative to the benchmark.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We continued to follow our disciplined investment process and were not willing to compromise to reach for higher income. In 2005, the largest defaults were in the Airline (Delta, Northwest), Auto (Delphi), and Energy (Calpine) sectors. We had previously identified these issuers as troubled and had not held them in the Fund for nearly two years. While being early in this decision did depress our relative returns somewhat in 2004 and early 2005, in the longer run our resolve paid off.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see on the investment landscape? How can you--and individual investors--prepare for them?
A: While we expect the fundamental conditions underlying the High Yield market to remain constructive in 2006, we are very aware of the risks that exist. Valuations are still high compared to historical levels. Also, event risk returned in 2005 and we believe it could continue to be a factor this year.

   In 2005, investor sentiment started to change. As large amounts of cash flowed to private equity and hedge fund investors and activist equity managers campaigned for higher stock prices, companies were encouraged to engage in stockholder-friendly actions. As a result, stock buybacks, borrowing to pay dividends, acquisitions, and leveraged buyouts all became much more prevalent.

   Given the low level of absolute interest rates and still-narrow spreads between investment grade and high yield issues, the penalty that an issuer pays for being downgraded as a result of increased leverage is now relatively low. In such an environment, security selection--our area of emphasis--could continue to be a driving factor in producing stable returns.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........     2.08%        2.08%          1.82%        -2.50%
    Since Inception
      (5/01/03)....    17.45%        6.21%         16.69%         4.25%

Note: Returns for BNY Hamilton Funds are after fees.

                              [CHART]

                   High Yield Fund        Merrill Lynch/(R)/ BB-B
                (Institutional Shares)    Non-Distressed Index
                ----------------------    -----------------------
    05/01/2003        $10,000                   $10,000
    06/30/2003         10,120                    10,693
    09/30/2003         10,217                    10,883
    12/31/2003         10,647                    11,451
    03/31/2004         10,876                    11,728
    06/30/2004         10,714                    11,585
    09/30/2004         11,210                    12,157
    12/31/2004         11,506                    12,581
    03/31/2005         11,300                    12,423
    06/30/2005         11,581                    12,805
    09/30/2005         11,636                    12,911
    12/31/2005         11,745                    13,012



This chart represents historical performance of a hypothetical investment of $10,000 in the High Yield Fund (Institutional Shares) from 5/1/03 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE OF 4.25% FOR CLASS A SHARES. CUMULATIVE TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor will waive management fees, and if, necessary, reimburse expenses of the Institutional Shares to the extent that total annual operating expenses are greater than 0.89% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. Inception date for this Fund is 5/1/03.

The Merrill Lynch(R) BB-B Non-Distressed Index is a sub-index of the Merrill Lynch High Yield Master Index, a market-value-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than Baa3/BBB, but are not in default. The Merrill Lynch(R) BB-B Non-Distressed Index is composed of BB and B compositely rated bonds with an Option Adjusted Spread (OAS) of less than 1,000 basis points relative to duration matched Treasuries. The index does not have any fees or expenses. An investor cannot invest directly in an index.

BNY Hamilton Intermediate Government Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The yield curve flattened significantly during the year, as the Federal
   Reserve continued to raise rates at the short end, while longer-term rates rose to a much lesser degree--and at some points in the year even declined. The difference in yield between two-year and 30-year Treasurys narrowed by more than 1.5 percentage points, which was significant.

   Treasurys outperformed non-Treasury securities (also known as "spread product") for the year, with the exception of agency bonds and Aaa rated asset-backed securities. Investment-grade corporate bonds were especially weak.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the twelve months ended December 31, 2005, the Fund outperformed its benchmark, returning 2.51% for Institutional Class Shares and 2.25% for Class A Shares. Over the same period, the Lehman Brothers/(R)/ Intermediate Government Bond Index returned 1.69%.

   The major factor in this wide margin of outperformance was the Fund's successful positioning in anticipation of the flattening yield curve. The Fund held a significant weighting of Treasurys and agency bonds with maturities beyond 20 years.

   Duration management also contributed positively to results. We shortened the Fund's duration, or sensitivity to interest-rate hikes, during the second half of the year as interest rates rose. A significant position in agency bonds, which outperformed Treasurys, also helped the Fund's relative and absolute returns.

   Portfolio composition and ratings are subject to change.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Long-maturity agency securities were the portfolio's best performers; they benefited both as the yield curve flattened and as the difference, or spread, between yields on Treasury and non-Treasury debt tightened.

   Mortgage securities were a drag on performance, though we mitigated the impact of this weakness by selecting securities backed by seasoned premium mortgage pools, which offer attractive yields and are less prone to prepayment.

Q: What areas of opportunity and uncertainty do you see on the investment landscape? How can you--and individual investors--prepare for them?
A: The nearly flat U.S. Treasury yield curve implies that there is significant risk that the Federal Reserve could "overshoot" in its efforts to stave off inflation by raising short-term interest rates. If that were to happen, future rate decreases might be necessary to offset the resulting economic weakness. We don't believe this overshooting will occur, however, and believe that the yield curve will return to a more normal, steeper profile as the Federal Reserve approaches the end of its tightening phase.

   Our key strategies for the coming year are as follows: First, keep the Fund's duration about 5% short of that of the peer group average in order to protect against a continued upward shift in the yield curve. We also intend to reduce some of the Fund's allocation to the longest-maturity issues, and move those assets to the intermediate segment of the yield curve. That range could benefit from the yield curve's return to a steeper posture. Third, we want to keep our significant weighting in mortgage and agency securities, and add to these holdings as their yield spread relative to Treasurys widens.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     2.51%        2.51%          2.25%        -2.10%
        5 Years.    27.24%        4.94%         25.53%         3.75%
        10 Years    67.73%        5.31%         63.94%         4.61%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]



                 Intermediate Govt. Fund     Lehman Bros./(R)/ Intermediate
                   (Institutional Shares)          Government Index
                 -----------------------     ------------------------------
 12/31/1995              $10,000                       $10,000
 12/31/1996               10,316                        10,406
 12/31/1997               11,126                        11,210
 12/31/1998               11,960                        12,159
 12/31/1999               11,872                        12,220
 12/31/2000               13,183                        13,499
 12/31/2001               14,104                        14,637
 12/31/2002               15,569                        16,047
 12/31/2003               15,858                        16,415
 12/31/2004               16,362                        16,794
 12/31/2005               16,773                        17,078

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Government Fund (Institutional Shares) from 12/31/95 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF
DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE OF 4.25% FOR CLASS A SHARES. CUMULATIVE TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE
DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The Advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower.

The Lehman Brothers(R) Intermediate Government Index is an unmanaged index of intermediate-term government bonds. Investors cannot invest directly in any index.

BNY Hamilton Intermediate New York Tax-Exempt Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: There were several factors influencing the fixed income markets during 2005.
   The main driver undoubtedly was the Federal Reserve, which raised the federal funds target rate eight times during the year in 25 basis point increments. That brought the target rate to 4.25% at year-end.

   The markets were torn between concerns about rising inflation and prospects for a slowdown in economic growth. During the year's third quarter, both of these worries were magnified by the devastation of Hurricanes Katrina and Rita, which not only caused energy prices to spike sharply higher but also threatened the economic health of a large part of the country. In the end, inflation proved not to be problematic; after their post-hurricane peaks, energy costs fell notably by year-end. Through the year's difficulties, the economy was able to maintain forward momentum.

   New York State and New York City have enjoyed an increasingly robust recovery from the financial and economic havoc wrought by a national recession, a steep stock market slide, and the terrorist attack on the World Trade Center. New York City in particular has been successful in addressing its worst fiscal crisis since the 1970s by employing tax increases, spending restraint, and non-recurring measures such as deficit borrowing to keep its budget in balance. The booming New York City real estate market and a rejuvenated Wall Street played key roles in producing a large operating surplus in fiscal year 2005.

   The municipal bond yield curve flattened throughout the year, meaning there was a relatively small difference in the yields of short- and long-maturity issues. The pick-up in yield between one- and 20-year bonds was just 1.18 percentage points at year-end, down from 2.37 at the end of 2004. Overall, short-term rates moved higher much faster than rates on bonds maturing in 10 or more years.

   New issuance of municipal debt reached record levels in 2005. Total issuance was $408.2 billion, 13.4% ahead of 2004's pace. As a result of lower-than-expected interest rates, refunding issuance ($226.5 billion) was up 48% from 2004. This was the driving factor behind the record volume, as it represented 32% of the year's total issuance (up from 25% in 2004). New money issuance was slightly below 2004's levels.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund's total return was 2.01% for Institutional Class Shares, 1.76% for
   Class A Shares, and 0.99% for Class C Shares for the twelve months ended December 31, 2005. For the same period, the Lehman Brothers/(R)/ Five-Year and Seven-Year General Obligation Bond Indexes returned 1.09% and 1.80%, respectively.

   Our solid relative performance for the year can be attributed primarily to the Fund's diversified maturity structure relative to those of its benchmarks. The Fund holds bonds across the maturity spectrum, while the benchmarks center on bonds maturing between four and eight years. The best-performing bond maturities throughout the year were 10 years and longer. At year-end, approximately 40% of the Fund's assets had maturities in that range. Except for near-cash equivalents, the weakest performing area was the shorter end of the yield curve.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: As mentioned above, interest rates on bonds maturing in 10 or more years were much less volatile than those for shorter maturity issues. Reflecting this, our longer-dated positions provided the best combination of price and income returns.

   The New York State municipal bond market had a good year in 2005. Reflecting improvement in the economy, tax revenues, and liquidity, the State's two largest issuers, New York State and New York City, enjoyed rating upgrades by Moody's Investors Service and/or Standard & Poor's. State General Obligation and Annual Appropriation debt represents 22% of the outstanding debt of issuers in the state, while New York City General Obligation debt represents about 15% of the New York market. In addition, the ratings of a number of other large issuers, including New York State Local Government Assistance Corp., New York City Transitional Finance Authority, Triborough Bridge and Tunnel Authority, and the Long Island Power Authority, were revised upward. All of these issuers are core holdings in this Fund.

   Refunding activity also had a positive effect on the Fund's performance, as several of the Fund's holdings were refunded during the year. This increased their market values relative to unrefunded positions with similar characteristics.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We began 2005 expecting the Federal Reserve to continue raising short-term interest rates. We also anticipated that longer rates would increase, but to a lesser degree. Our strategy early in the year was to position the portfolio with a defensive bias, with concentrations in bonds maturing in less than five years as well as bonds maturing out beyond 10 years.

   This strategy gave us the flexibility to move cash equivalent positions out further on the yield curve as rates moved higher later in the year. It also let us begin to move away from the barbell-type strategy we employed over the past few years. By year-end, we had extended the Fund's average maturity and duration to 5.20 years and 4.37 years, up from 5.01 years and 4.19 years, respectively.

   Another defensive measure during this rising interest-rate period was maintaining full-coupon premium bond positions. Both the maturity and coupon structures of the holdings helped to produce above-average performance during the year.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see on the investment landscape? How can you--and individual investors--prepare for them?
A: The year ahead should be an interesting one for the fixed-income markets as Ben Bernanke takes the reins of the Federal Reserve. Although we believe most of the Federal Reserve's tightening activity is behind us, we do expect one or two more moves in the months ahead.

   Over the past few months, we have moved the Fund's duration from a short bias to a more neutral stance. We will maintain this strategy for the foreseeable future, based on our outlook that economic expansion will continue but at a slower rate, and that core inflation will remain subdued.

   Despite upgrades in credit ratings, we anticipate that New York State and New York City will continue to face the challenges of a highly cyclical economy and volatile finances.

                            Institutional         Class A            Class C
                                Shares             Shares             Shares
                          ------------------ ------------------ ------------------
                                     Average            Average            Average
                          Cumulative Annual  Cumulative Annual  Cumulative Annual
                            Total     Total    Total     Total    Total     Total
         Period             Return   Return    Return   Return    Return   Return
         ------           ---------- ------- ---------- ------- ---------- -------
1 Year...................    2.01%    2.01%     1.76%   -2.57%    0.99%     0.99%
5 Years..................   23.53%    4.32%    21.99%    3.16%      N/A       N/A
10 Years.................   53.49%    4.38%    50.31%    3.71%      N/A       N/A
Since Inception..........   80.79%    4.52%    77.06%    4.02%    2.00%     1.48%
 8/24/04 - Class C Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

               Intermediate NY        Lehman Bros/(R)/         Lehman Bros/(R)/
               Tax-Exempt Fund           5 Yr G.O.                7 Yr G.O.
            (Institutional Shares)    Muni Bond Index          Muni Bond Index
            ----------------------    ----------------       -----------------
12/31/1995       $10,000                  $10,000                 $10,000
12/31/1996        10,347                   10,462                  10,458
12/31/1997        11,009                   11,141                  11,261
12/31/1998        11,592                   11,792                  11,977
12/31/1999        11,435                   11,876                  11,957
12/31/2000        12,426                   12,788                  13,044
12/31/2001        13,018                   13,554                  13,692
12/31/2002        14,163                   14,774                  15,060
12/31/2003        14,700                   15,393                  15,902
12/31/2004        15,046                   15,847                  16,461
12/31/2005        15,349                   16,020                  16,757


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate New York Tax-Exempt Fund (Institutional Shares) from 12/31/95 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF
DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE OF 4.25% FOR CLASS A SHARES. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF A 1% CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES, WHICH MAY APPLY IF SHARES ARE REDEEMED WITHIN 12 MONTHS AFTER PURCHASE. CUMULATIVE TOTAL RETURN DOES NOT REFLECT THE DEDUCTION
OF THE MAXIMUM APPLICABLE SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The Advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower.

The Lehman Brothers(R) 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities on this index include ratings categories of A and Aaa. Total returns are calculated twice monthly as well as for one-month, three-month, and twelve-month periods. Total returns are also calculated as of the beginning of the index inception on December 31, 1979. Investors cannot invest directly in any index.

The Lehman Brothers(R) 7-Year General Obligations Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market on those municipal bonds with maturities of seven years. The securities on this index include ratings categories of A and Aaa. Total returns are calculated twice monthly as well as for one-month, three-month, and twelve-month periods. Total returns are also calculated as of the beginning of the index inception on December 31, 1979. Investors cannot invest directly in any index.

BNY Hamilton Intermediate Tax-Exempt Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Jeffrey Noss, Vice President and Portfolio Manager

Q. What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Obviously 2005 was a year with many cross-currents. The economy proved to be resilient with positive sustainable growth, and tame core inflation rates. Corporate America, for the most part, was very profitable. But these facts were overwhelmed by active tightening by the Federal Reserve, rising commodity prices, a series of unprecedented natural disasters, and the ongoing uncertainty of the war in Iraq. In this environment, both the stock and bond markets produced substandard results as compared with historical averages.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: For the twelve months ended December 31, 2005, the Fund posted a total return of 1.42% for Institutional Class Shares and 1.17% for Class A Shares. In comparison, the Lehman Brothers/(R)/ Five-Year and Seven-Year Municipal Bond Indexes returned 1.09% and 1.80%, respectively, for the same period.

   The Fund's very high credit quality and somewhat lower yield, combined with a somewhat less aggressive barbell structure (investing in bonds maturing in five years or less on one end of the barbell, and those maturing in ten years or more on the other) than may have been ideal, cut slightly into the Fund's returns. Nonetheless, active management of the Fund's position on the yield curve contributed positively to performance.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Essentially, we were able to achieve excess performance at the shortest and longest portions of the yield curve. Only bonds with maturities of 20 years or longer saw positive price movement over the preceding year. One-year bonds also fared relatively well, though. Their price decline was modest, but their yield levels rose dramatically--adding significantly to total return--as the Federal Reserve continued to raise short-term interest rates.

   Conversely, bonds around the five-year portion of the municipal yield curve underperformed significantly. Five-year municipal paper saw the steepest price declines, averaging about 3.25%. Neither the sectors nor the individual bonds the Fund held had noticeable under- or outperformance relative to their benchmarks.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Over the year, we increased our holdings in bonds with maturities of 15 years and longer by 35%. Simultaneously, we reduced our holdings in bonds in the three- to five-year range by 20%. We believe these shifts likely produced excess return for the Fund.

   Redemption requirements did not allow us to build higher cash positions. As a result, the Fund was not able to benefit as much as possible from higher short-term rates and positive total returns at the shortest end of the yield curve.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see on the investment landscape? How can you--and individual investors--prepare for them?
A: After record new issue volume of $408 billion in 2005, along with stronger balance sheets for many municipal credits, we believe 2006 should be a technically strong year. New issuance is likely to be lower and well-manageable, and credit trends appear to be stable. Also, the Federal Reserve, which dominated the landscape in 2005, will likely have a minimal impact on investment strategy in 2006. Clearly the macroeconomic issues we discussed earlier will still create some uncertainty in the months to come but, overall, investors seem likely to become more comfortable with the fixed income markets.

   With inflation under control, we have positioned the Fund to be essentially neutral with respect to its benchmark. By year-end, it is possible that the now-flat, or even inverted, yield curve will become more positively sloped. This would allow intermediate maturities to provide excess return; we will closely track this possibility.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     1.42%        1.42%          1.17%        -3.13%
        5 Years.    22.76%        4.19%         21.36%         3.05%
        10 Years    52.32%        4.30%         49.18%         3.63%

Note: Returns for BNY Hamilton Funds are after fees.

                              [CHART]

               Intermediate Tax-      Lehman Bros/(R)/      Lehman Bros/(R)/
                 Exempt Fund           5 Yr G.O. Muni       7 Yr G.O. Muni
            (Institutional Shares)      Bond Index           Bond Index
            ---------------------     ---------------       ---------------
12/31/1995           $10,000              $10,000              $10,000
12/31/1996            10,369               10,462               10,458
12/31/1997            11,000               11,141               11,261
12/31/1998            11,591               11,792               11,977
12/31/1999            11,352               11,876               11,957
12/31/2000            12,408               12,788               13,044
12/31/2001            12,976               13,554               13,692
12/31/2002            14,175               14,774               15,060
12/31/2003            14,691               15,393               15,902
12/31/2004            15,019               15,847               16,461
12/31/2005            15,232               16,020               16,757


This chart represents historical performance of a hypothetical investment of a $10,000 in the Intermediate Tax-Exempt Fund (Institutional Shares) from 12/31/95 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE OF 4.25% FOR CLASS A SHARES. CUMULATIVE TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes Institutional performance of common trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Lehman Brothers(R) 5 Year General Obligation Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities on this index include ratings categories of A and Aaa. Total returns are calculated twice monthly as well as for one-month, three-month, and twelve-month periods. Total returns are also calculated as of the beginning of the index inception on December 31, 1979. Investors cannot invest directly in any index.

The Lehman Brothers(R) 7-Year General Obligations Municipal Bond Index is an unmanaged index which measures the total return performance for the municipal bond market on those municipal bonds with maturities of seven years. The securities on this index include ratings categories of A and Aaa. Total returns are calculated twice monthly as well as for one-month, three-month, and twelve-month periods. Total returns are also calculated as of the beginning of the index inception on December 31, 1979. Investors cannot invest directly in any index.

BNY Hamilton U.S. Bond Market Index Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The performance of the Fund is expected to be lower than that of the Lehman Brothers Aggregate Bond Index because of Fund fees and expenses.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: The yield curve flattened significantly during the year. Rates at the short end of the maturity spectrum--which are more responsive to interest-rate hikes from the Federal Reserve--rose significantly, while those at the longer end rose more slowly and even declined. The yield spread between two-year and 30-year Treasurys narrowed by more than 1.5 percentage points over the year.

   With the exception of agency debt and Aaa rated asset-backed securities, non-Treasury securities (also known as "spread product") underperformed Treasurys during the year. Investment-grade corporates were dragged down heavily by poor performance in the Auto sector. The major rating agencies downgraded both Ford and General Motors to non-investment grade status, with the result that both were dropped from the Lehman benchmarks by year-end.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers/(R)/ Aggregate Bond Index. The Fund returned 2.10% for Institutional Class Shares and 1.85% for Investor Class Shares for the twelve months ended December 31, 2005. For the same period, the Lehman Brothers/(R)/ Aggregate Bond Index returned 2.43%.

   Because the Fund follows an index approach and does not make active investment moves, the Fund's performance relative to its benchmark largely reflects the costs of managing and operating the Fund--costs that a hypothetical index does not incur.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Long-maturity agency securities were the best performers for the year, as they benefited both from the flattening of the yield curve and the narrowing of yield spreads between Treasurys and other debt securities. Asset-backed securities also offered positive performance relative to Treasurys.

   Mortgages and corporate bonds were a drag on performance. In the Corporate sector, lower-quality securities performed especially poorly.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: The Fund's composition will vary according to any changes that may take place in the Lehman Brothers/(R)/ Aggregate Bond Index it seeks to track. A notable change during the year was the removal of Ford and GM from the Index.

   Portfolio composition and ratings are subject to change.

Q: What areas of opportunity and uncertainty do you see on the investment landscape? How can you--and individual investors--prepare for them?
A: As an indexed portfolio, the Fund does not seek to make active investment decisions in anticipation of or response to economic and market conditions. The Fund will continue to attempt to match the performance of the Lehman Brothers/(R)/ Aggregate Bond Index by holding fixed income securities in proportions required to reproduce as closely as possible the sector, yield curve, and credit quality characteristics of that Index.

                       Institutional Shares           Investor Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
    Period          Total Return  Total Return  Total Return  Total Return
    ------          ------------ -------------- ------------ --------------
    1 Year.........     2.10%        2.10%          1.85%        1.85%
    3 Year.........    10.36%        3.34%          9.58%        3.10%
    5 Year.........    31.08%        5.56%            N/A          N/A
    Since Inception    43.39%        6.55%         11.77%        3.47%
       4/28/00--Institutional Shares
       9/27/02--Investor Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  U.S. Bond
                Mkt Index Fund      Lehman Bros./(R)/ Aggregate
            (Institutional Shares)        Bond Index
             --------------------   ---------------------------
04/28/2000      $10,000                   $10,000
06/30/2000       10,168                    10,203
09/30/2000       10,470                    10,511
12/31/2000       10,921                    10,954
03/31/2001       11,221                    11,285
06/30/2001       11,275                    11,348
09/30/2001       11,788                    11,872
12/31/2001       11,802                    11,876
03/31/2002       11,801                    11,888
06/30/2002       12,207                    12,328
09/30/2002       12,785                    12,894
12/31/2002       12,994                    13,096
03/31/2003       13,153                    13,278
06/30/2003       13,487                    13,610
09/30/2003       13,453                    13,590
12/31/2003       13,472                    13,634
03/31/2004       13,831                    13,996
06/30/2004       13,487                    13,655
09/30/2004       13,916                    14,091
12/31/2004       14,044                    14,226
03/31/2005       13,967                    14,157
06/30/2005       14,387                    14,583
09/30/2005       14,272                    14,486
12/31/2005       14,339                    14,571




This chart represents historical performance of a hypothetical investment of $10,000 in the U.S. Bond Index Fund (Institutional Shares) from 4/28/00 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor and sub-administrator have contractually agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets. The Advisor and sub-administrator will waive management fees, and if, necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is April 28, 2000.

The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index of fixed income securities. Investors cannot invest directly in any index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2005.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         07/01/05  12/31/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
CORE BOND FUND--CLASS A SHARES
Actual                                   $1,000.00 $  993.80      0.93%             $4.66
Hypothetical (5% return before expenses) $1,000.00 $1,020.53      0.93%             $4.72
-----------------------------------------------------------------------------------------------
CORE BOND FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $  995.00      0.68%             $3.41
Hypothetical (5% return before expenses) $1,000.00 $1,021.79      0.68%             $3.45
-----------------------------------------------------------------------------------------------
HIGH YIELD--CLASS A SHARES
Actual                                   $1,000.00 $1,012.90      1.05%             $5.31
Hypothetical (5% return before expenses) $1,000.00 $1,019.92      1.05%             $5.33
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           BEGINNING  ENDING      ANNUALIZED
                                                            ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                             VALUE    VALUE      BASED ON THE      DURING THE
                                                           07/01/05  12/31/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
HIGH YIELD--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,014.20      0.80%             $4.05
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.19      0.80%             $4.06
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--CLASS A SHARES
Actual                                                     $1,000.00 $1,000.10      0.90%             $4.54
Hypothetical (5% return before expenses)                   $1,000.00 $1,020.67      0.90%             $4.58
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,001.40      0.65%             $3.28
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.93      0.65%             $3.31
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORKTAX-EXEMPT FUND--CLASS A SHARES
Actual                                                     $1,000.00 $1,000.80      0.84%             $4.24
Hypothetical (5% return before expenses)                   $1,000.00 $1,020.97      0.84%             $4.28
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORKTAX-EXEMPT FUND--CLASS C SHARES
Actual                                                     $1,000.00 $  997.00      1.59%             $7.99
Hypothetical (5% return before expenses)                   $1,000.00 $1,017.21      1.59%             $8.07
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE NEW YORKTAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,002.10      0.59%             $2.98
Hypothetical (5% return before expenses)                   $1,000.00 $1,022.23      0.59%             $3.01
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--CLASS A SHARES
Actual                                                     $1,000.00 $  999.20      0.93%             $4.69
Hypothetical (5% return before expenses)                   $1,000.00 $1,020.52      0.93%             $4.74
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,000.40      0.68%             $3.43
Hypothetical (5% return before expenses)                   $1,000.00 $1,021.78      0.68%             $3.47
-----------------------------------------------------------------------------------------------------------------
U.S. BOND MARKET INDEX--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $  996.70      0.35%             $1.76
Hypothetical (5% return before expenses)                   $1,000.00 $1,023.44      0.35%             $1.79
-----------------------------------------------------------------------------------------------------------------
U.S. BOND MARKET INDEX--INVESTOR SHARES
Actual                                                     $1,000.00 $  995.50      0.60%             $3.01
Hypothetical (5% return before expenses)                   $1,000.00 $1,022.19      0.60%             $3.05
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Core Bond Fund

         Portfolio Summaries

         Asset Group Diversification

         As of December 31, 2005

                                                              % of
                                                           Net Assets
                                                           ----------
           Mortgage-Backed Securities.....................    45.6%
           Corporate Bonds................................    24.9
           United States Government Agencies & Obligations    15.6
           Mortgage Obligations...........................    13.2
           Asset-Backed Securities........................     5.1
           Trust Preferred Bonds..........................     0.6
           Foreign Government Agencies & Obligations......     0.3
           Liabilities in excess of other assets..........    (5.3)
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton High Yield Fund

         Asset Group Diversification

         As of December 31, 2005

                                                              % of
                                                           Net Assets
                                                           ----------
           Corporate Bonds................................    89.4%
           United States Government Agencies & Obligations     6.3
           Money Market Fund..............................     2.5
           Convertible Bonds..............................     0.1
           Trust Preferred Bonds..........................     0.1
           Other assets less liabilities..................     1.6
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Intermediate Government Fund

         Asset Group Diversification

         As of December 31, 2005

                                                              % of
                                                           Net Assets
                                                           ----------
           United States Government Agencies & Obligations    56.0%
           Mortgage-Backed Securities.....................    24.5
           Money Market Fund..............................    11.5
           Mortgage Obligations...........................     7.0
           Other assets less liabilities..................     1.0
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Industry Diversification

         As of December 31, 2005

                                                      % of
                                                   Net Assets
                                                   ----------
                   Special Tax....................    21.4%
                   State Appropriation............    15.1
                   Utilities......................    14.1
                   General Obligations............    12.1
                   PreRefunded/Escrowed Securities     8.5
                   Transportation.................     7.3
                   Housing........................     6.6
                   Healthcare.....................     5.2
                   Education......................     3.5
                   Industrial Development.........     2.8
                   Other..........................     1.6
                   Money Market Fund..............     0.7
                   Other assets less liabilities..     1.1
                                                     -----
                   Total..........................   100.0%
                                                     -----

Portfolio composition is subject to change.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Industry Diversification

         As of December 31, 2005

                                                     % of
                                                  Net Assets
                                                  ----------
                    General Obligations..........    27.9%
                    Education....................    21.5
                    PreRefunded Securities.......    12.8
                    Utilities....................     9.7
                    Transportation...............     7.3
                    Housing......................     5.3
                    Special Tax..................     4.8
                    State Appropriation..........     4.7
                    Other........................     3.9
                    Waste Management.............     0.4
                    Other assets less liabilities     1.7
                                                    -----
                    Total........................   100.0%
                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton U.S. Bond Market Index Fund

         Asset Group Diversification

         As of December 31, 2005

                                                              % of
                                                           Net Assets
                                                           ----------
           United States Government Agencies & Obligations    43.3%
           Mortgage-Backed Securities.....................    24.6
           Corporate Bonds................................    23.2
           Commercial Mortgage-Backed Securities..........     3.6
           Foreign Government Agencies & Obligations......     2.1
           Asset-Backed Securities........................     2.0
           Money Market Fund..............................     0.4
           Trust Preferred Bonds..........................     0.2
           Other assets less liabilities..................     0.6
                                                             -----
           Total..........................................   100.0%
                                                             -----

Portfolio composition is subject to change.

         BNY Hamilton Core Bond Fund

         Schedule of Investments

         December 31, 2005


 Principal
  Amount                              Value
-----------                        -----------
            Mortgage-Backed
            Securities--36.8%
            Federal Home Loan Mortgage Corp.--34.6%
$    15,614 Pool #160074
            10.00%, 4/01/09....... $    16,551
     89,342 Pool #180006
            9.25%, 8/01/11........      95,455
      1,487 Gold Pool #E20261
            7.50%, 9/01/11........       1,553
    286,089 Gold Pool #E00678
            6.50%, 6/01/14........     294,019
 10,224,588 Gold Pool #E01386
            5.00%, 6/01/18........  10,137,275
  2,584,142 Gold Pool #E01425
            4.50%, 8/01/18........   2,520,362
  1,877,178 Gold Pool #E98903
            4.50%, 8/01/18........   1,830,847
  3,603,154 Gold Pool #E99778
            4.50%, 9/01/18........   3,514,224
  1,327,541 Gold Pool #B10824
            4.50%, 11/01/18.......   1,294,776
  4,007,647 Gold Pool #B14178
            4.00%, 5/01/19........   3,824,084
  2,216,749 Gold Pool #B15346
            4.50%, 6/01/19........   2,160,404
  1,483,031 Gold Pool #B18685
            4.50%, 1/01/20........   1,443,147
  3,911,269 Gold Pool #G18044
            4.50%, 3/01/20........   3,806,082
  2,550,875 Gold Pool #J02698
            5.50%, 11/01/20.......   2,567,146
      5,654 Gold Pool #G00800
            7.00%, 11/01/26.......       5,904
    270,058 Gold Pool #G00767
            7.50%, 8/01/27........     284,191

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed Securities
           (Continued)
$   75,872 Gold Pool #C29166
           7.00%, 7/01/29... $   79,076
   270,192 Gold Pool #C00896
           7.50%, 12/01/29..    283,791
    92,173 Gold Pool #G01131
           7.50%, 9/01/30...     96,751
   173,904 Gold Pool #C01095
           7.00%, 11/01/30..    181,171
    24,599 Gold Pool #C44362
           7.50%, 11/01/30..     25,821
    50,529 Gold Pool #C46812
           7.50%, 1/01/31...     53,039
     5,401 Gold Pool #C55047
           7.50%, 7/01/31...      5,668
   217,936 Gold Pool #C60567
           7.00%, 11/01/31..    227,054
 1,417,520 Gold Pool #C01329
           7.00%, 3/01/32...  1,476,826
   683,441 Gold Pool #C01345
           7.00%, 4/01/32...    711,772
   613,471 Gold Pool #C01351
           6.50%, 5/01/32...    629,806
 3,016,859 Gold Pool #G01443
           6.50%, 8/01/32...  3,097,190
   476,780 Gold Pool #C75331
           6.50%, 8/01/32...    489,476
 4,042,585 Gold Pool #C01385
           6.50%, 8/01/32...  4,150,229
 1,443,249 Gold Pool #C01403
           6.00%, 9/01/32...  1,460,161
   283,043 Gold Pool #C01396
           6.50%, 9/01/32...    290,580
 1,674,845 Gold Pool #C01404
           6.50%, 10/01/32..  1,719,442

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2005

 Principal
  Amount                          Value
-----------                    -----------
            Mortgage-Backed Securities
            (Continued)
$     2,719 Gold Pool #C72811
            6.00%, 11/01/32... $     2,751
      9,068 Gold Pool #C01435
            6.00%, 12/01/32...       9,174
    850,682 Gold Pool # C75536
            6.00%, 1/01/33....     860,650
        214 Gold Pool #C75905
            6.50%, 1/01/33....         219
    489,350 Gold Pool #C01500
            6.50%, 1/01/33....     502,380
  3,006,060 Gold Pool #C01511
            6.00%, 3/01/33....   3,041,285
  1,129,090 Gold Pool #C77416
            6.00%, 3/01/33....   1,142,320
  5,740,310 Gold Pool #G01513
            6.00%, 3/01/33....   5,807,575
    738,736 Gold Pool #C01647
            4.50%, 10/01/33...     697,794
  2,486,887 Gold Pool #A13973
            5.50%, 10/01/33...   2,470,151
    135,899 Pool #A15024
            6.00%, 10/01/33...     137,416
  5,758,987 Gold Pool #A15479
            5.50%, 11/01/33...   5,720,232
  1,214,279 Gold Pool #A15851
            5.50%, 12/01/33...   1,206,107
  3,190,500 Gold Pool #A17572
            4.50%, 1/01/34....   3,008,298
      8,615 Gold Pool #A23982
            5.50%, 6/01/34....       8,544
 14,752,153 Gold Pool #C01847
            5.50%, 6/01/34....  14,631,183

 Principal
  Amount                                Value
-----------                          ------------
            Mortgage-Backed Securities
            (Continued)
$ 4,303,838 Gold Pool #A24720
            5.50%, 7/01/34.......... $  4,268,545
  4,153,182 Gold Pool #A25473
            6.00%, 8/01/34..........    4,195,046
     25,540 Gold Pool #A26522
            5.50%, 9/01/34..........       25,331
  2,754,605 Pool #A31234
            5.50%, 1/01/35..........    2,732,017
  3,132,946 Gold Pool #A45093
            5.50%, 5/01/35..........    3,104,880
  4,040,289 Gold Pool #G08067
            5.00%, 7/01/35..........    3,911,505
  6,744,326 Gold Pool #A46630
            5.00%, 8/01/35..........    6,529,351
  3,633,930 Gold Pool#A37876
            5.00%, 9/01/35..........    3,519,234
    619,732 Gold Pool #A47283
            5.00%, 10/01/35.........      600,172
 25,000,000 Gold Pool TBA
            5.00%, 1/15/36..........   24,195,300
                                     ------------
                                      141,101,333
                                     ------------
            Federal National Mortgage Association--1.5%
     27,924 Pool #219238
            8.50%, 2/01/09..........       28,313
    394,078 Pool #190770
            7.00%, 4/01/09..........      399,548
    108,185 Pool #527268
            7.00%, 11/01/14.........      112,447
    711,579 Pool #253942
            6.00%, 9/01/16..........      727,391
  1,131,268 Pool #647532
            5.50%, 5/01/17..........    1,139,087

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2005

Principal
 Amount                       Value
----------                  ----------
           Mortgage-Backed Securities
           (Continued)
$1,606,324 Pool #555384
           5.50%, 4/01/18.. $1,616,988
 1,085,415 Pool #694970
           5.50%, 4/01/18..  1,092,621
     2,637 Pool #535497
           6.50%, 8/01/30..      2,715
     1,485 Pool #549914
           8.50%, 9/01/30..      1,607
   890,311 Pool #545994
           7.00%, 10/01/32.    929,095
                            ----------
                             6,049,812
                            ----------
           Government National Mortgage
           Association--0.7%
     2,089 Pool #13416
           8.00%, 9/15/06..      2,108
     2,221 Pool #13688
           8.00%, 11/15/06.      2,242
     1,888 Pool #12766
           8.00%, 12/15/06.      1,906
     1,816 Pool #16080
           7.50%, 4/15/07..      1,849
    68,556 Pool #21598
           8.00%, 2/15/08..     70,649
    12,166 Pool #27246
           9.00%, 12/15/08.     12,696
     6,424 Pool #31570
           9.50%, 6/15/09..      6,813
     4,334 Pool #34366
           9.50%, 9/15/09..      4,597
     6,365 Pool #33765
           9.50%, 10/15/09.      6,751
    11,021 Pool #34704
           9.50%, 10/15/09.     11,689

Principal
 Amount                             Value
----------                       ------------
           Mortgage-Backed Securities
           (Continued)
$   58,230 Pool #171774
           9.00%, 9/15/16....... $     63,032
     4,503 Pool #290313
           9.50%, 5/15/20.......        4,983
     1,962 Pool #336019
           7.50%, 9/15/22.......        2,079
   145,273 Pool #319650
           7.00%, 11/15/22......      152,653
    76,396 Pool #349306
           8.00%, 2/15/23.......       81,783
    41,201 Pool #376445
           6.50%, 4/15/24.......       43,134
    47,776 Pool #384069
           7.50%, 4/15/24.......       50,489
   140,117 Pool #362262
           7.50%, 4/15/24.......      148,074
    12,024 Pool #780689
           6.50%, 12/15/27......       12,592
   706,439 Pool #464686
           6.50%, 7/15/28.......      739,701
    32,197 Pool #511772
           8.00%, 11/15/30......       34,470
    67,970 Pool #485393
           7.00%, 4/15/31.......       71,362
   157,925 Pool #550475
           7.00%, 5/15/31.......      165,805
 1,053,798 Pool #781336
           6.00%, 10/15/31......    1,080,074
                                 ------------
                                    2,771,531
                                 ------------
           Total Mortgage-Backed
           Securities
           (Cost $151,471,693)..  149,922,676
                                 ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2005

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds--24.9%
           Aerospace/Defense--0.2%
$  773,000 General Dynamics Corp.
           4.25%, 5/15/13.............. $  739,402
                                        ----------
           Auto Manufacturers--0.3%
 1,162,000 Daimler Chrysler NA
           Holdings Corp.
           7.20%, 9/01/09..............  1,228,867
                                        ----------
           Banks--0.6%
   593,000 Bank of America Corp.
           7.40%, 1/15/11..............    653,204
 2,035,000 Wells Fargo & Co.
           4.625%, 4/15/14.............  1,976,325
                                        ----------
                                         2,629,529
                                        ----------
           Beverages--0.4%
 1,495,000 PepsiCo, Inc.
           3.20%, 5/15/07..............  1,466,103
                                        ----------
           Building Materials--0.2%
   913,000 Masco Corp.
           4.80%, 6/15/15..............    851,067
                                        ----------
           Commercial Services--0.3%
 1,233,000 Cendant Corp.
           7.375%, 1/15/13.............  1,377,536
                                        ----------
           Computers--0.3%
 1,050,000 IBM Corp.
           7.00%, 10/30/25.............  1,242,796
                                        ----------
           Computers--Software and Peripherals--0.0%
 1,643,000 Metromedia Fiber Network,
           Inc.
           10.00%, 12/15/09(a).........         --
                                        ----------
           Cosmetics/Personal Care--0.4%
   510,000 Procter & Gamble Co.
           6.875%, 9/15/09.............    545,033

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
$1,264,000 Procter & Gamble Co.
           4.95%, 8/15/14................ $1,266,901
                                          ----------
                                           1,811,934
                                          ----------
           Diversified Financial Services--8.0%
 1,223,000 American General Finance
           Corp., Series H
           5.375%, 10/01/12..............  1,229,218
   948,000 Capital One Bank
           5.75%, 9/15/10................    970,607
   596,000 Caterpillar Financial Services
           Corp.
           4.30%, 6/01/10................    580,120
   563,000 CIT Group, Inc.
           3.375%, 4/01/09...............    535,684
 3,195,000 Citigroup, Inc.
           3.50%, 2/01/08................  3,110,521
 1,159,000 Countrywide Home Loans,
           Inc.
           2.875%, 2/15/07...............  1,132,126
 2,999,000 Ford Motor Credit Co.
           7.875%, 6/15/10...............  2,698,776
 1,545,000 General Electric Capital Corp.
           4.125%, 9/01/09...............  1,504,019
   802,000 General Electric Capital Corp.
           4.875%, 10/21/10..............    800,223
 1,053,000 General Electric Capital Corp.
           6.75%, 3/15/32................  1,236,065
 3,500,000 General Motors Acceptance
           Corp.
           5.625%, 5/15/09...............  3,113,922
 2,722,000 Goldman Sachs Group, Inc.
           5.00%, 10/01/14...............  2,666,626
 1,123,000 John Deere Capital Corp.
           3.90%, 1/15/08................  1,101,008

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2005

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
$3,037,000 Merrill Lynch & Co., Inc.
           4.125%, 1/15/09............. $ 2,976,366
 1,130,000 Merrill Lynch & Co., Inc.
           5.85%, 3/02/09 FRN..........   1,094,179
 2,552,000 Morgan Stanley
           4.00%, 1/15/10..............   2,454,850
   733,000 Morgan Stanley
           5.05%, 1/21/11..............     733,217
   408,000 SLM Corp.
           3.95%, 8/15/08..............     398,055
   998,000 SLM Corp.
           5.375%, 1/15/13.............   1,011,865
 3,200,000 Washington Mutual Finance
           Corp.
           6.25%, 5/15/06..............   3,217,462
                                        -----------
                                         32,564,909
                                        -----------
           Electric--1.9%
 2,053,000 Carolina Power and Light Co.
           5.125%, 9/15/13.............   2,047,551
 1,505,000 Consolidated Edison Co.
           of New York
           5.375%, 12/15/15............   1,526,833
   982,000 Dominion Resources, Inc.
           4.125%, 2/15/08.............     963,789
 1,191,000 Dominion Resources, Inc.
           Series E
           6.75%, 12/15/32.............   1,281,780
   848,000 Exelon Corp.
           4.90%, 6/15/15..............     809,317
 1,079,000 Florida Power & Light Co.
           5.65%, 2/01/35..............   1,091,932
                                        -----------
                                          7,721,202
                                        -----------

Principal
 Amount                                 Value
----------                           -----------
           Corporate Bonds (Continued)
           Environmental Control--0.2%
$  988,000 Waste Management, Inc.
           5.00%, 3/15/14........... $   968,427
                                     -----------
           Food--0.5%
 1,021,000 General Mills, Inc.
           2.625%, 10/24/06.........     999,799
 1,170,000 Safeway, Inc.
           4.95%, 8/16/10...........   1,139,436
                                     -----------
                                       2,139,235
                                     -----------
           Forest Products & Paper--0.4%
 1,442,000 International Paper Co.
           5.85%, 10/30/12..........   1,463,156
                                     -----------
           Gas--0.2%
   607,000 Sempra Energy
           6.00%, 2/01/13...........     627,569
                                     -----------
           Insurance--0.3%
 1,063,000 MetLife, Inc.
           6.50%, 12/15/32..........   1,174,815
                                     -----------
           Media--2.6%
 2,378,000 Comcast Corp.
           7.05%, 3/15/33...........   2,567,253
   904,000 News America Holdings
           9.25%, 2/01/13...........   1,097,932
 4,939,000 Time Warner, Inc.
           6.75%, 4/15/11...........   5,186,389
 1,750,000 Walt Disney Co.
           5.375%, 6/01/07..........   1,761,046
                                     -----------
                                      10,612,620
                                     -----------
           Oil & Gas--1.1%
   705,000 ChevronTexaco Capital Co.
           (Canada)
           3.375%, 2/15/08..........     685,890

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2005

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$2,021,000 Conoco Funding Co.
           (Canada)
           6.35%, 10/15/11............. $2,165,455
   659,000 Pemex Project Funding
           Master Trust
           9.125%, 10/13/10............    758,509
   903,000 Valero Energy Corp.
           6.875%, 4/15/12.............    983,940
                                        ----------
                                         4,593,794
                                        ----------
           Pharmaceuticals--0.4%
   366,000 Abbott Laboratories
           5.625%, 7/01/06.............    367,700
 1,459,000 GlaxoSmithKline PLC
           (Great Britain)
           2.375%, 4/16/07.............  1,415,300
                                        ----------
                                         1,783,000
                                        ----------
           Real Estate--0.2%
   882,000 EOP Operating LP
           4.75%, 3/15/14..............    833,481
                                        ----------
           Retail--1.4%
 1,140,000 Home Depot, Inc.
           4.625%, 8/15/10.............  1,132,707
 1,484,000 Lowe's Cos., Inc.
           5.00%, 10/15/15.............  1,485,238
 2,562,000 Wal-Mart Stores, Inc.
           4.125%, 2/15/11.............  2,475,354
   604,000 Wal-Mart Stores, Inc.
           5.25%, 9/01/35..............    586,288
                                        ----------
                                         5,679,587
                                        ----------
           Telecommunications--4.4%
 1,784,000 AT&T Wireless Services, Inc.
           7.875%, 3/01/11.............  2,001,748

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
$1,401,000 Global Crossing Ltd.
           8.70%, 8/01/07(a)........... $        --
 1,930,000 NEXTLINK
           Communications, Inc.
           10.75%, 11/15/08(a).........          --
 1,793,000 SBC Communications, Inc.
           5.10%, 9/15/14..............   1,751,549
 1,819,000 SBC Communications, Inc.
           6.15%, 9/15/34..............   1,827,116
   902,000 Sprint Capital Corp.
           6.125%, 11/15/08............     927,537
 1,076,000 Sprint Capital Corp.
           8.75%, 3/15/32..............   1,427,938
 4,195,000 Verizon Global Funding
           Corp.
           7.25%, 12/01/10.............   4,552,116
 1,403,000 Verizon Global Funding
           Corp.
           7.75%, 12/01/30.............   1,667,686
   600,000 Verizon Global Funding
           Corp.
           5.85%, 9/15/35..............     578,203
 2,110,000 Verizon Virginia, Inc.
           Series A
           4.625%, 3/15/13.............   1,954,421
 1,354,000 Vodafone Group PLC
           (Great Britain)
           3.95%, 1/30/08..............   1,330,319
 1,406,000 Williams Communication
           Group, Inc.
           10.875%, 10/01/09(a)........          --
                                        -----------
                                         18,018,633
                                        -----------
           Transportation--0.6%
   771,000 Burlington Northern Santa Fe
           Corp.
           7.95%, 8/15/30..............   1,008,867

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2005

 Principal
  Amount                               Value
-----------                         ------------
            Corporate Bonds (Continued)
$ 1,326,000 Union Pacific Corp.
            4.875%, 1/15/15........ $  1,293,378
                                    ------------
                                       2,302,245
                                    ------------
            Total Corporate Bonds
            (Cost $106,466,146)....  101,829,907
                                    ------------
            United States Government
            Agencies & Obligations--15.6%
            Federal Home Loan Mortgage Corp.--2.1%
  4,000,000 4.875%, 3/15/07........    4,004,484
  4,736,000 4.25%, 5/23/08.........    4,667,906
                                    ------------
                                       8,672,390
                                    ------------
            Federal National Mortgage
            Association--3.7%
  1,632,000 4.375%, 10/15/06.......    1,627,806
  1,188,000 3.125%, 12/15/07.......    1,152,606
  1,322,000 6.00%, 5/15/08.........    1,359,012
    492,000 6.125%, 3/15/12........      526,504
  5,971,000 5.125%, 1/02/14........    5,980,691
  2,003,000 5.00%, 4/15/15.........    2,033,211
  1,903,000 6.25%, 5/15/29.........    2,241,713
                                    ------------
                                      14,921,543
                                    ------------
            United States Treasury Bonds--3.7%
 10,315,000 7.125%, 2/15/23........   13,343,423
    970,000 6.125%, 8/15/29........    1,181,543
    501,000 5.375%, 2/15/31........      562,764
                                    ------------
                                      15,087,730
                                    ------------
            United States Treasury Notes--6.1%
    304,000 2.625%, 5/15/08........      292,030
     54,000 3.75%, 5/15/08.........       53,232

Principal
 Amount                                Value
----------                          -----------
           United States Government
           Agencies & Obligations
           (Continued)
$  370,000 4.375%, 11/15/08........ $   370,058
 1,069,000 6.00%, 8/15/09..........   1,126,626
 1,037,000 3.50%, 11/15/09.........   1,005,040
 7,179,000 4.125%, 8/15/10.........   7,108,329
 4,000,000 4.50%, 11/15/10.........   4,021,564
 4,282,000 4.25%, 8/15/14..........   4,235,163
 3,440,000 4.25%, 11/15/14.........   3,399,955
 3,208,000 4.50%, 11/15/15.........   3,234,315
                                    -----------
                                     24,846,312
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $63,339,704)......  63,527,975
                                    -----------
           Collateralized Mortgage
           Obligations--13.2%
           Federal Home Loan Mortgage Corp.--1.9%
   630,658 Series 1678CA
           6.00%, 2/15/09..........     637,156
   115,218 Series H010 A2
           2.028%, 4/15/10.........     115,218
 2,796,190 Series R002, Class AH
           4.75%, 7/15/15..........   2,763,753
 1,451,000 Series 2985, Class JP
           4.50%, 10/15/15.........   1,437,277
 2,923,684 Series 2726AG
           4.50%, 9/15/22..........   2,907,675
                                    -----------
                                      7,861,079
                                    -----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2005

 Principal
  Amount                                    Value
-----------                              -----------
            Collateralized Mortgage
            Obligations (Continued)
            Government National
            Mortgage Association--0.3%
$ 1,210,887 Series 2005-76, Class A
            3.96%, 5/16/30.............. $ 1,175,910
                                         -----------
            Whole Loan Collateral CMO--11.0%
  3,943,015 American Home Mortgage
            Investment Trust
            Series 2004-1, Class 1A
            4.73%, 4/25/44 FRN..........   3,945,285
    714,494 Banc of America Mortgage
            Securities, Inc.
            Series 2004-I, Class 2A2
            4.71%, 10/25/34 FRN.........     706,523
      6,699 Bear Stearns Adjustable Rate
            Mortgage Trust
            Series 2004-4, Class A2
            3.51%, 6/25/34..............       6,685
    782,614 Bear Stearns Adjustable Rate
            Mortgage Trust
            Series 2005-9, Class A1
            4.63%, 10/25/35 FRN.........     767,505
 12,826,968 Bear Stearns ALT-A Trust
            Series 2005-7, Class 11A1
            4.65%, 8/25/35 FRN..........  12,636,787
  2,983,681 GMAC Mortgage Corp.
            Loan Trust
            Series 2004-J2, Class A2
            4.88%, 6/25/34 FRN..........   2,984,187
    593,294 Residential Accredit
            Loans, Inc.
            Series 2002-QA6, Class NB1
            4.96%, 12/26/34.............     590,799

Principal
 Amount                                 Value
----------                            ----------
           Collateralized Mortgage
           Obligations (Continued)
$  357,187 Residential Accredit
           Loans, Inc.
           Series 2002-QS5, Class A9
           5.00%, 1/25/33............ $  355,206
 1,438,909 Residential Accredit
           Loans, Inc.
           Series 2004-QA5, Class A1
           4.23%, 12/25/34...........  1,426,870
 1,492,300 Structured Adjustable Rate
           Mortgage Loan
           Series 2004-14, Class 1A
           5.10%, 10/25/34...........  1,494,899
 2,303,835 Structured Adjustable Rate
           Mortgage Loan
           Series 2005-22, Class 1A2
           5.25%, 12/25/35...........  2,296,995
   530,692 Structured Asset
           Securities Corp.
           Series 2003-8, Class 2A6
           5.00%, 4/25/33............    514,704
 2,410,396 Structured Asset
           Securities Corp.
           Series 2005-10, Class 5A8
           5.25%, 12/25/34...........  2,393,549
 2,000,000 Washington Mutual,
           Series 2003-AR9, Class 1A4
           3.70%, 9/25/33............  1,935,480
 3,086,248 Washington Mutual,
           Series 2004-AR7, Class B2
           3.95%, 7/25/34............  2,941,932
 2,992,782 Washington Mutual,
           Series 2004-AR9, Class B3
           4.33%, 8/25/34............  2,837,721

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2005

Principal
 Amount                                   Value
----------                             -----------
           Collateralized Mortgage
           Obligations (Continued)
$1,493,494 Wells Fargo Mortgage Backed
           Securities Trust
           Series 2004-R, Class B3
           4.40%, 9/25/34 FRN......... $ 1,414,245
 2,819,523 Wells Fargo Mortgage Backed
           Securities Trust
           Series 2005-AR3, Class 1A2
           4.18%, 3/25/35.............   2,754,068
 2,707,083 Wells Fargo Mortgage Backed
           Securities Trust
           Series 2005-AR8, Class 2A1
           4.49%, 6/25/35.............   2,678,719
                                       -----------
                                        44,682,159
                                       -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $54,302,424).........  53,719,148
                                       -----------
           Commercial Mortgage-Backed
           Securities--8.8%
 2,779,000 Banc of America Commercial
           Mortgage, Inc.
           Series 2004-4, Class A3
           4.13%, 7/10/42.............   2,698,681
 2,514,000 Banc of America Commercial
           Mortgage, Inc.
           Series 2005-3, Class A4
           4.67%, 7/10/43.............   2,422,664
   830,031 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 1999-WF2, Class A1
           6.80%, 7/15/31.............     840,545

Principal
 Amount                                  Value
----------                             ----------
           Commercial Mortgage-Backed
           Securities (Continued)
$3,463,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36............ $3,678,707
 2,659,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2003-T10, Class A2
           4.74%, 3/13/40.............  2,599,490
 1,981,814 Bear Stearns Commercial
           Mortgage Securities
           Series 2005-T20, Class A1
           4.94%, 10/12/42............  1,979,528
 3,402,000 Bear Stearns Commercial
           Mortgage Securities
           Series 2005-T200, Class A4A
           5.30%, 10/12/42............  3,418,315
 2,072,862 Citigroup/Deutsche Bank
           Commercial Mortgage Trust
           Series 2005-CD1, Class A1
           5.05%, 7/15/44.............  2,075,989
 2,920,000 Citigroup/Deutsche Bank
           Commercial Mortgage Trust
           Series 2005-CD1, Class A4
           5.23%, 7/15/44.............  2,950,434
 2,338,000 GE Capital Commercial
           Mortgage Corp.
           Series 2003-C1, Class A2
           4.09%, 1/10/38.............  2,278,094
 4,046,000 LB-UBS Commercial
           Mortgage Trust
           Series 2004-C7, Class A6
           4.79%, 10/15/29............  3,938,550

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2005

Principal
 Amount                                    Value
----------                              -----------
           Commercial Mortgage-Backed
           Securities (Continued)
$2,541,000 LB-UBS Commercial
           Mortgage Trust
           Series 2005-C7, Class A2
           5.10%, 11/15/30............. $ 2,543,189
 4,350,000 Morgan Stanley Dean Witter
           Capital I,
           Series 2001-TOP1, Class A4
           6.66%, 2/15/33..............   4,630,629
                                        -----------
           Total Commercial
           Mortgage-Backed
           Securities
           (Cost $36,072,206)..........  36,054,815
                                        -----------
           Asset-Backed
           Securities--5.1%
           Automobile ABS--2.2%
   841,854 BMW Owners Trust,
           Series 2004-A, Class A3
           2.67%, 3/25/08..............     833,546
 2,550,000 Chase Manhattan Auto
           Owner Trust,
           Series 2003-A, Class A4
           2.06%, 12/15/09.............   2,492,696
 1,656,373 Daimler Chyrsler Auto Trust,
           Series 2002-B, Class A4
           3.53%, 12/06/07.............   1,650,454
 3,014,000 Ford Credit Auto Owner
           Trust
           Series 2005-A, Class A3
           3.48%, 11/15/08.............   2,975,901

Principal
 Amount                                     Value
----------                               -----------
           Asset-Backed Securities
           (Continued)
$  957,330 Volkswagen Auto Loan
           Enhanced Trust,
           Series 2003-1, Class A3
           1.49%, 5/21/07............... $   952,211
                                         -----------
                                           8,904,808
                                         -----------
           Credit Card ABS--2.9%
 3,537,000 Citibank Credit Card Issuance
           Trust,
           Series 2000-A3, Class A3
           6.88%, 11/16/09..............   3,667,746
   250,000 Citibank Credit Card
           Issuance Trust,
           Series 2002-A1, Class A1
           4.95%, 2/09/09...............     250,247
 1,596,000 Citibank Credit Card
           Issuance Trust,
           Series 2004-A1, Class A1
           2.55%, 1/20/09...............   1,558,770
 6,225,000 Discover Card Master Trust I,
           Series 1996-3, Class A
           6.05%, 8/18/08...............   6,235,707
                                         -----------
                                          11,712,470
                                         -----------
           Total Asset-Backed
           Securities
           (Cost $20,635,951)...........  20,617,278
                                         -----------
           Trust Preferred Bonds--0.6%
           Banks--0.4%
 1,637,000 Bank of America Corp.
           Capital Trust V
           5.625%, 3/08/35..............   1,614,910
                                         -----------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         December 31, 2005

Principal
 Amount                                Value
----------                           ----------
           Trust Preferred Bonds
           (Continued)
           Diversified Financial Services--0.2%
$1,003,000 Goldman Sachs Group, Inc.
           6.345%, 2/15/34.......... $1,053,685
                                     ----------
           Total Trust Preferred
           Bonds
           (Cost $2,706,298)........  2,668,595
                                     ----------
           Foreign Government Agencies
           & Obligations--0.3%
 1,116,000 United Mexican States
           (Mexico)
           6.375%, 1/16/13
           (Cost $1,133,175)........  1,185,750
                                     ----------

Number of
 Shares                                      Value
---------                                ------------
          Warrants--0.0%
          Telecommunications--0.0%
   639    Abovenet, Inc.,
          expiring 9/08/08.............. $         --
   752    Abovenet, Inc.,
          expiring 9/08/10..............           --
                                         ------------
          Total Warrants
          (Cost $0).....................           --
                                         ------------
          Total Investments
          (Cost $436,127,597)(b)--
          105.3%........................  429,526,144
          Liabilities in excess of other
          assets--(5.3%)................  (21,591,714)
                                         ------------
          Net Assets--100.0%............ $407,934,430
                                         ------------

FRNFloating Rate Note. Coupon shown was in effect at December 31, 2005. Date represents ultimate maturity date.
TBATo be announced.
(a)Issue is currently in default.
(b)The cost of investments for Federal income tax purposes is $437,719,891. At December 31, 2005, net unrealized depreciation was $8,193,747 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $1,988,273 and aggregate gross unrealized depreciation of $10,182,020.

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         Statement of Assets and Liabilities

         December 31, 2005

          Assets:
            Non-affiliated investments at market value,
             (Cost $436,127,597)........................ $429,526,144
            Cash........................................       30,658
            Receivables:
             Interest...................................    3,487,242
             Investments sold...........................        2,652
            Other assets................................       12,650
                                                         ------------
             Total Assets...............................  433,059,346
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................   24,116,320
             Dividends..................................      494,677
             Services provided by The Bank of
              New York..................................      217,499
             Capital stock repurchased..................      174,264
            Accrued expenses and other liabilities......      122,156
                                                         ------------
             Total Liabilities..........................   25,124,916
                                                         ------------
          Net Assets:................................... $407,934,430
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $     40,863
            Paid in capital.............................  419,944,804
            Accumulated distributions in excess of net
             investments................................   (1,552,910)
            Accumulated net realized loss on
             investments................................   (3,896,874)
            Net unrealized depreciation on
             investments................................   (6,601,453)
                                                         ------------
          Net Assets.................................... $407,934,430
                                                         ------------
          Class A Shares:
            Net assets.................................. $  3,450,757
                                                         ------------
            Shares outstanding..........................      345,450
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       9.99
            Maximum sales charge--4.25% of public
             offering price.............................         0.44
                                                         ------------
            Maximum offering price...................... $      10.43
                                                         ------------
          Institutional Shares:
            Net assets.................................. $404,483,673
                                                         ------------
            Shares outstanding..........................   40,517,800
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       9.98
                                                         ------------
          Class A Shares authorized @ $.001 par value...  200,000,000
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

          Investment Income:
            Interest (net of foreign withholding taxes
             of $284).................................. $ 19,824,411
            Interest from affiliated fund..............      148,405
                                                        ------------
                                                          19,972,816
                                                        ------------
          Expenses:
            Advisory...................................    2,205,014
            Administration.............................      478,195
            Transfer agent.............................      114,704
            Custodian..................................       56,013
            Registration and filings...................       29,807
            Directors..................................       25,376
            Reports to shareholders....................       24,260
            Audit......................................       17,310
            Legal......................................       12,948
            12b-1 fee--Class A Shares..................       10,289
                      Class C Shares...................           69
            Insurance..................................        9,035
            Cash management............................        3,522
            Other......................................       32,357
                                                        ------------
             Total Expenses............................    3,018,899
                                                        ------------
             Net Investment Income.....................   16,953,917
                                                        ------------
          Realized and Unrealized Loss on
           Investments:
            Net realized loss on investments...........   (1,460,265)
            Decrease in unrealized appreciation/
             depreciation on investments...............   (8,611,385)
                                                        ------------
            Net realized and unrealized loss on
             investments...............................  (10,071,650)
                                                        ------------
            Net increase in net assets resulting from
             operations................................ $  6,882,267
                                                        ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         Statements of Changes in Net Assets

                                                                          Year Ended December 31,
                                                                        ---------------------------
                                                                             2005          2004
                                                                        -------------  ------------
Operations:
  Net investment income................................................ $  16,953,917  $ 16,875,001
  Net realized gain (loss) on investments..............................    (1,460,265)    1,486,786
  Decrease in unrealized appreciation/depreciation on investments......    (8,611,385)     (379,411)
                                                                        -------------  ------------
   Net increase in net assets resulting from operations................     6,882,267    17,982,376
                                                                        -------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.................      (163,292)     (237,846)
                                   Class C Shares......................          (182)         (402)
                                   Institutional Shares................   (18,448,965)  (18,964,018)
  Distributions from capital gains: Class A Shares.....................            --        (8,530)
                            Institutional Shares.......................            --      (739,722)
                                                                        -------------  ------------
                                                                          (18,612,439)  (19,950,518)
                                                                        -------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.....................     2,087,049     2,566,872
                             Class C Shares............................           104       108,627
                               Institutional Shares....................    58,387,553    95,621,901
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares.........................       119,799       201,172
                            Class C Shares.............................            --           337
                           Institutional Shares........................     3,281,168     3,367,171
  Value of capital stock repurchased: Class A Shares...................    (3,335,520)   (5,728,974)
                              Class C Shares...........................      (108,966)           --
                              Institutional Shares.....................  (106,255,928)  (98,417,707)
                                                                        -------------  ------------
  Net decrease in net assets resulting from capital stock transactions.   (45,824,741)   (2,280,601)
                                                                        -------------  ------------
   Decrease in Net Assets..............................................   (57,554,913)   (4,248,743)
Net Assets:
  Beginning of year....................................................   465,489,343   469,738,086
                                                                        -------------  ------------
  End of year.......................................................... $ 407,934,430  $465,489,343
                                                                        -------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares..........................................       206,492       249,973
            Class C Shares.............................................            --        10,569
            Institutional Shares.......................................     5,762,068     9,303,152
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares...................................        11,827        19,609
                   Class C Shares......................................            --            33
                    Institutional Shares...............................       324,308       329,781
  Shares repurchased: Class A Shares...................................      (330,699)     (562,797)
                  Class C Shares.......................................       (10,602)           --
                  Institutional Shares.................................   (10,504,016)   (9,592,924)
                                                                        -------------  ------------
   Net decrease........................................................    (4,540,622)     (242,604)
  Shares outstanding, beginning of year................................    45,403,872    45,646,476
                                                                        -------------  ------------
  Shares outstanding, end of year......................................    40,863,250    45,403,872
                                                                        -------------  ------------

See notes to financial statements.

         BNY Hamilton Core Bond Fund

         Financial Highlights


                                                                   Class A Shares
                                                       --------------------------------------
                                                               Year Ended December 31,
                                                       --------------------------------------
                                                        2005    2004    2003    2002   2001(a)
                                                       ------  ------  ------  ------  -------
PER SHARE DATA:
Net asset value at beginning of year.................. $10.26  $10.30  $10.51  $10.24  $10.12
                                                       ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income/(b)/............................   0.36    0.34    0.35    0.49    0.56
Net realized and unrealized gain (loss) on investments  (0.23)   0.03   (0.01)   0.29    0.13
                                                       ------  ------  ------  ------  ------
 Total from investment operations.....................   0.13    0.37    0.34    0.78    0.69
                                                       ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income..................  (0.40)  (0.39)  (0.43)  (0.51)  (0.57)
Distributions from capital gains......................     --   (0.02)  (0.12)     --      --
                                                       ------  ------  ------  ------  ------
 Total dividends and distributions....................  (0.40)  (0.41)  (0.55)  (0.51)  (0.57)
                                                       ------  ------  ------  ------  ------
Net asset value at end of year........................ $ 9.99  $10.26  $10.30  $10.51  $10.24
                                                       ------  ------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset value/(c)/.   1.32%   3.65%   3.29%   7.82%   6.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $3,451  $4,696  $7,733  $9,429  $6,002
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   0.93%   0.99%   1.04%   1.04%   1.03%
 Expenses, prior to waiver from The Bank of New York..   0.93%   0.99%   1.04%   1.05%   1.04%
 Net investment income, net of waiver from The Bank of
   New York...........................................   3.59%   3.32%   3.32%   4.77%   5.43%
Portfolio turnover rate...............................     94%     72%    110%     98%    106%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Core Bond Fund

                                                                   Class C Shares
                                                       -----------------------------------
                                                         For the period      For the period
                                                              ended        October 13 , 2004*
                                                       January 23, 2005***      through
                                                           (Unaudited)     December 31, 2004
                                                       ------------------- ------------------
PER SHARE DATA:
Net asset value at beginning of period................       $10.26              $10.29
                                                             ------              ------
Gain (loss) from investment operations
Net investment income/(a)/............................         0.01                0.05
Net realized and unrealized gain (loss) on investments         0.04               (0.02)
                                                             ------              ------
 Total from investment operations.....................         0.05                0.03
                                                             ------              ------
Dividends
Dividends from net investment income..................        (0.03)              (0.06)
                                                             ------              ------
Net asset value at end of period......................       $10.28              $10.26
                                                             ------              ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.         0.36%               0.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........       $   29              $  109
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....         1.69%**             1.69%**
 Expenses, prior to waiver from The Bank of New York..         1.69%**             1.70%**
 Net investment income, net of waiver from The Bank of
   New York...........................................         2.11%**             2.69%**
Portfolio turnover rate...............................           31%                 72%

*  Commencement of offering of shares.
** Annualized.
***On January 24, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Core Bond Fund

                                                                    Institutional Shares
                                                      ------------------------------------------------
                                                                   Year Ended December 31,
                                                      ------------------------------------------------
                                                        2005      2004      2003      2002     2001(a)
                                                      --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year................. $  10.25  $  10.29  $  10.51  $  10.24  $  10.12
                                                      --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income/(b)/...........................     0.39      0.37      0.37      0.52      0.58
Net realized and unrealized gain (loss) on
  investments........................................    (0.23)     0.03     (0.02)     0.28      0.14
                                                      --------  --------  --------  --------  --------
 Total from investment operations....................     0.16      0.40      0.35      0.80      0.72
                                                      --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment income.................    (0.43)    (0.42)    (0.45)    (0.53)    (0.60)
Distributions from capital gains.....................       --     (0.02)    (0.12)       --        --
                                                      --------  --------  --------  --------  --------
 Total dividends and distributions...................    (0.43)    (0.44)    (0.57)    (0.53)    (0.60)
                                                      --------  --------  --------  --------  --------
Net asset value at end of year....................... $   9.98  $  10.25  $  10.29  $  10.51  $  10.24
                                                      --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net asset value/(c)/     1.57%     3.91%     3.43%     8.08%     7.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $404,483  $460,684  $462,005  $472,896  $436,985
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York..........................................     0.68%     0.73%     0.79%     0.79%     0.78%
 Expenses, prior to waiver from The Bank of
   New York..........................................     0.68%     0.73%     0.79%     0.80%     0.79%
 Net investment income, net of waiver from The
   Bank of New York..................................     3.85%     3.58%     3.57%     5.02%     5.69%
Portfolio turnover rate..............................       94%       72%      110%       98%      106%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         December 31, 2005


Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds--89.4%
           Advertising--1.0%
$  380,000 Lamar Media Corp.*
           6.625%, 8/15/15........... $  383,325
   563,000 RH Donnelley Finance
           Corp.*
           10.875%, 12/15/12.........    637,598
   640,000 R.H. Donnelley Finance
           Corp.
           10.875%, 12/15/12.........    724,799
                                      ----------
                                       1,745,722
                                      ----------
           Aerospace/Defense--2.6%
 3,540,000 L-3 Communications Corp.
           7.625%, 6/15/12...........  3,743,550
 1,030,000 L-3 Communications Corp.*
           6.375%, 10/15/15..........  1,032,575
                                      ----------
                                       4,776,125
                                      ----------
           Apparel--0.1%
   250,000 Quiksilver, Inc.*
           6.875%, 4/15/15...........    241,875
                                      ----------
           Auto Parts & Equipment--0.2%
   350,000 Goodyear Tire & Rubber
           Co.*
           9.00%, 7/01/15............    346,500
                                      ----------
           Beverages--0.1%
   265,000 Constellation Brands, Inc.
           8.625%, 8/01/06...........    270,300
                                      ----------
           Building Materials--0.3%
   275,000 Ainsworth Lumber Co., Ltd.
           (Canada)
           7.25%, 10/01/12...........    248,875

Principal
 Amount                                Value
---------                            ----------
          Corporate Bonds (Continued)
$225,000  US Concrete, Inc.
          8.375%, 4/01/14........... $  225,563
                                     ----------
                                        474,438
                                     ----------
          Chemicals--3.7%
 105,000  Arco Chemical Co.
          10.25%, 11/01/10..........    116,025
 715,000  Equistar Chemicals LP
          10.125%, 9/01/08..........    779,349
 485,000  Equistar Chemicals LP
          10.625%, 5/01/11..........    535,925
  65,000  Hercules, Inc.
          11.125%, 11/15/07.........     71,988
 235,000  Hercules, Inc.
          6.50%, 6/30/29............    175,663
 430,000  Huntsman International LLC
          9.875%, 3/01/09...........    455,800
 652,000  Huntsman LLC
          11.625%, 10/15/10.........    745,725
 145,000  Huntsman LLC
          11.50%, 7/15/12...........    164,938
 145,000  Lyondell Chemical Co.
          11.125%, 7/15/12..........    162,944
 975,000  Lyondell Chemical Co.
          Series A
          9.625%, 5/01/07...........  1,022,530
 645,000  Millennium America, Inc.
          7.00%, 11/15/06...........    659,513
 460,000  Millennium America, Inc.
          9.25%, 6/15/08............    498,525
 625,000  Nalco Co.
          7.75%, 11/15/11...........    645,313
 280,000  NewMarket Corp.
          8.875%, 5/01/10...........    294,700

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  336,000 Rockwood Specialties Group,
           Inc.
           10.625%, 5/15/11............ $  370,020
   100,000 Rockwood Specialties Group,
           Inc.
           7.50%, 11/15/14.............    100,125
                                        ----------
                                         6,799,083
                                        ----------
           Coal--0.5%
   880,000 Peabody Energy Corp.
           Series B
           6.875%, 3/15/13.............    919,600
                                        ----------
           Commercial Services--2.8%
   335,000 Alderwoods Group, Inc.
           7.75%, 9/15/12..............    348,400
   375,000 Ashtead Holdings PLC
           (Great Britain)*
           8.625%, 8/01/15.............    396,563
 1,215,000 Corrections Corp. of America
           7.50%, 5/01/11..............  1,263,600
   200,000 Corrections Corp. of America
           6.25%, 3/15/13..............    199,000
   265,000 Geo Group, Inc.
           8.25%, 7/15/13..............    260,363
   500,000 Hertz Corp.*
           8.875%, 1/01/14.............    511,875
   500,000 Hertz Corp.*
           10.50%, 1/01/16.............    517,500
 1,300,000 Service Corp. International
           7.70%, 4/15/09..............  1,371,499
   245,000 United Rentals North
           America, Inc.
           6.50%, 2/15/12..............    239,794
                                        ----------
                                         5,108,594
                                        ----------

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
          Computers--0.8%
$105,000  Activant Solutions, Inc.
          10.50%, 6/15/11.............. $  115,500
 780,000  Seagate Technology HDD
          Holdings (Cayman Islands)
          8.00%, 5/15/09...............    822,900
 220,000  Sungard Data Systems, Inc.*
          9.125%, 8/15/13..............    228,800
 220,000  Sungard Data Systems, Inc.*
          8.52%, 8/15/13 FRN...........    228,800
                                        ----------
                                         1,396,000
                                        ----------
          Diversified Financial Services--1.7%
 186,958  AES Ironwood LLC
          8.86%, 11/30/25..............    207,524
 100,000  AES Red Oak LLC
          Series B
          9.20%, 11/30/29..............    113,000
 860,000  American Real Estate Partners
          LP*
          7.125%, 2/15/13..............    864,299
 365,000  BCP Crystal Holdings Corp.
          9.625%, 6/15/14..............    407,888
 205,000  CCM Merger, Inc.*
          8.00%, 8/01/13...............    197,825
 440,000  Galaxy Entertainment Finance
          Co., Ltd.
          9.875%, 12/15/12.............    448,800
 180,000  Galaxy Entertainment Finance
          Co., Ltd.*
          9.66%, 12/15/10..............    183,600
 442,000  Rainbow National Services
          LLC*
          8.75%, 9/01/12...............    472,940

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                                Value
----------                           ----------
           Corporate Bonds (Continued)
$  295,000 Rainbow National Services
           LLC*
           10.375%, 9/01/14......... $  331,875
                                     ----------
                                      3,227,751
                                     ----------
           Electric--12.5%
   975,000 Allegheny Energy Supply
           7.80%, 3/15/11...........  1,067,625
   980,000 Allegheny Energy Supply*
           8.25%, 4/15/12...........  1,109,850
   230,000 Aquila, Inc.
           9.95%, 2/01/11...........    254,725
   630,000 Aquila, Inc.*
           14.875%, 7/01/12.........    847,350
 1,375,000 Edison Mission Energy
           10.00%, 8/15/08..........  1,512,500
   600,000 Edison Mission Energy
           9.875%, 4/15/11..........    702,750
 1,105,000 FirstEnergy Corp.
           Series C
           7.375%, 11/15/31.........  1,307,968
   389,560 FPL Energy National Wind*
           6.125%, 3/25/19..........    382,024
   174,200 FPL Energy Wind Funding
           LLC*
           6.88%, 6/27/17...........    174,853
   692,510 Homer City Funding LLC
           8.73%, 10/01/26..........    810,237
   315,000 Inergy LP
           6.875%, 12/15/14.........    288,225
   340,000 Ipalco Enterprises, Inc.
           8.375%, 11/14/08.........    357,850
   140,000 Midwest Generation LLC
           8.75%, 5/01/34...........    154,875

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$  200,000 Midwest Generation LLC
           Series A
           8.30%, 7/02/09............ $  208,625
   969,800 Midwest Generation LLC
           Series B
           8.56%, 1/02/16............  1,055,264
   850,000 Mirant North America LLC*
           7.375%, 12/31/13..........    863,813
   310,000 MSW Energy Holdings LLC
           8.50%, 9/01/10............    331,700
   190,000 MSW Energy Holdings II
           LLC Series B
           7.375%, 9/01/10...........    196,175
    90,000 Nevada Power Co.
           8.25%, 6/01/11............    100,125
    50,000 Nevada Power Co.
           9.00%, 8/15/13............     55,313
 1,185,000 NRG Energy, Inc.
           8.00%, 12/15/13...........  1,327,200
   290,000 PSEG Energy Holdings LLC
           7.75%, 4/16/07............    301,600
 1,280,000 PSEG Energy Holdings LLC
           8.625%, 2/15/08...........  1,337,600
   725,000 PSEG Energy Holdings LLC
           10.00%, 10/01/09..........    801,125
   304,000 Sierra Pacific Resources
           7.80%, 6/15/12............    323,344
   345,000 Sierra Pacific Resources*
           6.75%, 8/15/17............    345,000
   475,000 Sithe Independence Funding
           Corp.
           Series A
           9.00%, 12/30/13...........    513,922
   525,000 TECO Energy, Inc.
           7.20%, 5/01/11............    556,500

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                                        Value
----------                                  -----------
           Corporate Bonds (Continued)
$  199,329 Tenaska Alabama Partners
           LP*
           7.00%, 6/30/21.................. $   201,528
 1,670,000 Texas Genco LLC*
           6.875%, 12/15/14................   1,816,124
 1,755,000 The AES Corp.*
           8.75%, 5/15/13(a)...............   1,919,530
 1,170,000 TXU Corp.*
           Series O
           4.80%, 11/15/09.................   1,131,240
   705,000 TXU Corp.
           Series P
           5.55%, 11/15/14.................     673,159
                                            -----------
                                             23,029,719
                                            -----------
           Electrical Components & Equipment--0.6%
   530,000 General Cable Corp.
           9.50%, 11/15/10.................     564,450
   265,000 Legrand Holding SA (France)
           10.50%, 2/15/13.................     300,775
   175,000 Legrand SA (France)
           8.50%, 2/15/25..................     211,313
                                            -----------
                                              1,076,538
                                            -----------
           Electronics--1.2%
 1,625,000 Fisher Scientific International,
           Inc., Series WI
           6.75%, 8/15/14..................   1,702,188
   425,000 Fisher Scientific International,
           Inc.*
           6.125%, 7/01/15.................     427,125
    90,000 Sanmina-SCI Corp.
           10.375%, 1/15/10................      99,900
                                            -----------
                                              2,229,213
                                            -----------

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Energy--Alternate Sources--0.1%
$  176,816 Salton SEA Funding
           Series C
           7.84%, 5/30/10............. $  184,889
                                       ----------
           Entertainment--2.8%
 1,010,000 Ameristar Casinos, Inc.
           10.75%, 2/15/09............  1,075,650
   645,000 Capitol Records, Inc.*
           8.375%, 8/15/09............    682,088
   325,000 Chumash Casino & Resort
           Enterprise*
           9.52%, 7/15/10(a)..........    346,938
   695,000 Isle of Capri Casinos, Inc.
           9.00%, 3/15/12.............    738,437
   425,000 Penn National Gaming, Inc.
           8.875%, 3/15/10............    448,375
   210,000 Seneca Gaming Corp.*
           7.25%, 5/01/12.............    212,363
   880,000 Station Casinos, Inc.
           6.00%, 4/01/12.............    882,200
   685,000 Warner Music Group
           7.375%, 4/15/14............    683,287
   195,000 WMG Holdings Corp.
           Series WI
           9.50%, 12/15/14(b).........    137,475
                                       ----------
                                        5,206,813
                                       ----------
           Environmental Control--0.2%
   290,000 Casella Waste Systems, Inc.
           9.75%, 2/01/13.............    306,675
                                       ----------
           Food--2.2%
   685,000 Dean Foods Co.
           8.15%, 8/01/07.............    707,263
 1,160,000 Del Monte Corp.
           8.625%, 12/15/12...........  1,238,299

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
$210,000  Pilgrim's Pride Corp.
          9.625%, 9/15/11............. $  224,700
 740,000  Smithfield Foods, Inc.
          Series B
          8.00%, 10/15/09.............    784,400
 255,000  Smithfield Foods, Inc.
          Series B
          7.75%, 5/15/13..............    270,938
 275,000  Stater Brothers Holdings
          8.125%, 6/15/12.............    273,625
 240,000  Swift & Co.
          10.125%, 10/01/09...........    249,000
 374,000  United Agri Products, Inc.
          8.25%, 12/15/11.............    394,570
                                       ----------
                                        4,142,795
                                       ----------
          Forest Products & Paper--0.3%
 130,000  Appleton Papers, Inc.
          8.125%, 6/15/11.............    127,075
 160,000  Appleton Papers, Inc.
          Series B
          9.75%, 6/15/14..............    150,400
 250,000  Georgia-Pacific Corp.
          9.50%, 12/01/11.............    264,688
                                       ----------
                                          542,163
                                       ----------
          Gas--0.7%
 135,000  Colorado Interstate Gas Co.
          5.95%, 3/15/15..............    131,069
 540,000  Colorado Interstate Gas Co.*
          6.80%, 11/15/15.............    554,458
 670,000  Ferrellgas Escrow LLC
          6.75%, 5/01/14..............    636,500
                                       ----------
                                        1,322,027
                                       ----------
          Healthcare-Services--5.1%
 155,000  Coventry Health Care, Inc.
          5.875%, 1/15/12.............    157,325

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$  380,000 Coventry Health Care, Inc.
           8.125%, 2/15/12........... $  405,650
   120,000 Coventry Health Care, Inc.
           6.125%, 1/15/15...........    123,600
 1,595,000 DaVita, Inc.
           6.625%, 3/15/13...........  1,630,887
 1,690,000 HCA, Inc.
           5.50%, 12/01/09...........  1,677,554
   730,000 HCA, Inc.
           8.75%, 9/01/10............    811,028
   985,000 HCA, Inc.
           7.875%, 2/01/11...........  1,063,955
   510,000 HCA, Inc.
           6.25%, 2/15/13............    512,913
   525,000 HCA, Inc.
           7.50%, 11/15/95...........    504,421
 1,144,000 Pacificare Health Systems
           10.75%, 6/01/09...........  1,226,939
   185,000 Select Medical Corp.
           7.625%, 2/01/15...........    178,988
 1,170,000 Triad Hospitals, Inc.
           7.00%, 5/15/12............  1,200,713
                                      ----------
                                       9,493,973
                                      ----------
           Holding Companies--Diversified--0.8%
   505,000 Leucadia National Corp.
           7.00%, 8/15/13............    505,000
   150,000 Leucadia National Corp.
           8.65%, 1/15/27............    156,000
   775,000 Nell AF SARL (Luxembourg)*
           8.375%, 8/15/15...........    771,125
                                      ----------
                                       1,432,125
                                      ----------
           Home Builders--0.0%
    30,000 D.R. Horton, Inc.
           8.00%, 2/01/09............     32,122
                                      ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Insurance--0.5%
$  395,000 Hanover Insurance Group,
           Inc.
           7.625%, 10/15/25........... $  407,059
   310,000 Markel Capital Trust I
           Series B
           8.71%, 1/01/46.............    333,691
   150,000 UnumProvident Corp.
           7.625%, 3/01/11............    161,949
                                       ----------
                                          902,699
                                       ----------
           Lodging--5.5%
   190,000 Aztar Corp.
           9.00%, 8/15/11.............    202,113
 1,060,000 Boyd Gaming Corp.
           8.75%, 4/15/12.............  1,142,150
 1,245,000 Caesars Entertainment, Inc.
           9.375%, 2/15/07............  1,299,468
 1,195,000 Caesars Entertainment, Inc.
           8.875%, 9/15/08............  1,295,081
   145,000 Caesars Entertainment, Inc.
           7.875%, 3/15/10............    156,600
   900,000 Caesars Entertainment, Inc.
           8.125%, 5/15/11............    997,875
    95,000 Gaylord Entertainment Co.
           8.00%, 11/15/13............     99,988
    40,000 La Quinta Corp.
           7.00%, 8/15/07.............     41,450
   135,000 Mandalay Resort Group
           9.50%, 8/01/08.............    146,981
   915,000 Mandalay Resort Group
           Series B
           10.25%, 8/01/07............    980,194

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$  970,000 MGM Mirage
           9.75%, 6/01/07............. $ 1,026,988
 2,090,000 MGM Mirage
           8.50%, 9/15/10.............   2,275,487
   470,000 MGM Mirage*
           6.625%, 7/15/15............     471,175
                                       -----------
                                        10,135,550
                                       -----------
           Machinery--Diversified--0.4%
   290,000 Chart Industries, Inc.*
           9.125%, 10/15/15...........     297,250
   495,000 NMHG Holding Co.
           10.00%, 5/15/09............     529,650
                                       -----------
                                           826,900
                                       -----------
           Media--9.1%
    55,000 Block Communications, Inc.*
           8.25%, 12/15/15............      54,725
   175,000 BSkyB Finance PLC (United
           Kingdom)
           6.50%, 10/15/35............     174,955
   265,000 Cablevision Systems Corp.
           8.00%, 4/15/12.............     249,100
 1,049,168 CanWest Media, Inc.
           (Canada)
           8.00%, 9/15/12.............   1,076,708
   675,000 Corus Entertainment, Inc.
           (Canada)
           8.75%, 3/01/12.............     734,063
    75,000 COX Enterprises, Inc.*
           8.00%, 2/15/07.............      76,886
   785,000 CSC Holdings, Inc.
           7.25%, 7/15/08.............     786,963
    90,000 CSC Holdings, Inc.
           8.125%, 8/15/09............      91,350

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  145,000 CSC Holdings, Inc.
           Series B
           8.125%, 7/15/09............ $  147,175
   200,000 CSC Holdings, Inc.*
           7.00%, 4/15/12.............    190,000
 1,355,000 Dex Media East LLC
           9.875%, 11/15/09...........  1,471,868
   145,000 Dex Media East LLC
           12.125%, 11/15/12..........    170,375
   340,000 Dex Media West LLC
           Series B
           9.875%, 8/15/13............    379,100
 2,085,000 DirecTV Holdings/
           Finance Co.
           8.375%, 3/15/13............  2,251,799
 1,120,000 DirecTV Holdings/
           Finance Co.
           6.375%, 6/15/15............  1,100,399
    95,000 Echostar DBS Corp.
           9.125%, 1/15/09............     99,631
   200,000 Gray Television, Inc.
           9.25%, 12/15/11............    214,500
   585,000 Houghton Mifflin Co.
           8.25%, 2/01/11.............    606,938
 1,145,000 Kabel Deutschland GmbH
           (Germany)*
           10.625%, 7/01/14...........  1,210,837
   325,000 LIN Television Corp.
           Series B
           6.50%, 5/15/13.............    313,219
   320,000 Morris Publishing Group LLC
           7.00%, 8/01/13.............    303,600
   240,000 Primedia, Inc.
           8.875%, 5/15/11............    222,600

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
$  450,000 Primedia, Inc.
           8.00%, 5/15/13.............. $   383,063
   445,000 Quebecor Media, Inc.
           (Canada)
           11.125%, 7/15/11............     483,938
   600,000 Radio One, Inc. Series B
           8.875%, 7/01/11.............     636,000
   560,000 Reader's Digest Association,
           Inc.
           6.50%, 3/01/11..............     550,200
 1,325,000 Rogers Cable, Inc. (Canada)
           7.875%, 5/01/12.............   1,429,343
   300,000 Rogers Cable, Inc. (Canada)
           8.75%, 5/01/32..............     346,500
   930,000 Shaw Communications, Inc.
           (Canada)
           8.25%, 4/11/10..............   1,003,238
                                        -----------
                                         16,759,073
                                        -----------
           Miscellaneous Manufacturing--0.3%
   445,000 Koppers, Inc.
           9.875%, 10/15/13............     485,050
    35,000 Tyco International Group SA
           6.375%, 10/15/11............      36,395
                                        -----------
                                            521,445
                                        -----------
           Office & Business Equipment--1.4%
 1,200,000 Xerox Corp.
           9.75%, 1/15/09..............   1,333,500
   600,000 Xerox Corp.
           7.125%, 6/15/10.............     627,750
   575,000 Xerox Corp.
           6.875%, 8/15/11.............     598,000
                                        -----------
                                          2,559,250
                                        -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds (Continued)
           Oil & Gas--10.2%
$1,710,000 Amerada Hess Corp.
           6.65%, 8/15/11.......... $1,839,640
 1,370,000 Chesapeake Energy Corp.
           7.50%, 9/15/13..........  1,462,475
 2,725,000 Chesapeake Energy Corp.
           7.50%, 6/15/14..........  2,902,124
   925,000 Chesapeake Energy Corp.*
           6.50%, 8/15/17..........    934,250
   350,000 Compton Petroleum Corp.
           7.625%, 12/01/13........    359,625
   120,000 Denbury Resources, Inc.
           7.50%, 12/15/15.........    122,100
   680,000 Encore Acquisition Co.
           6.00%, 7/15/15..........    629,000
   105,000 Encore Acquisition Co.
           7.25%, 12/01/17.........    104,475
   685,000 Enterprise Products
           Operating LP
           7.50%, 2/01/11..........    746,017
   180,000 Enterprise Products
           Operating LP
           Series B
           6.65%, 10/15/34.........    186,466
 2,555,000 Enterprise Products
           Operating LP
           Sr. Notes, Series B
           5.60%, 10/15/14.........  2,557,388
   615,000 EXCO Resources, Inc.
           Series WI
           7.25%, 1/15/11..........    627,300
   680,000 Forest Oil Corp.
           8.00%, 6/15/08..........    712,300
   505,000 Forest Oil Corp.
           8.00%, 12/15/11.........    554,238

Principal
 Amount                                  Value
----------                            -----------
           Corporate Bonds (Continued)
$2,090,000 Kerr-McGee Corp.
           6.875%, 9/15/11........... $ 2,243,617
 1,355,000 Kerr-McGee Corp.
           6.95%, 7/01/24............   1,443,999
   445,000 Premcor Refining Group,
           Inc.
           9.25%, 2/01/10............     482,326
   305,000 Tesoro Corp.*
           6.625%, 11/01/15..........     309,575
   460,000 Western Oil Sands, Inc.
           (Canada)
           8.375%, 5/01/12...........     519,225
                                      -----------
                                       18,736,140
                                      -----------
           Oil & Gas Services--0.6%
   250,000 Compagnie Generale De
           Geophysique SA (France)
           7.50%, 5/15/15............     260,000
   115,000 Grant Prideco, Inc.*
           6.125%, 8/15/15...........     115,288
    15,000 Hanover Compressor Co.
           8.625%, 12/15/10..........      15,938
   234,000 Hanover Equipment Trust
           2001, Series A
           8.50%, 9/01/08............     243,653
   410,000 Hanover Equipment Trust II
           2001, Series B
           8.75%, 9/01/11............     435,624
                                      -----------
                                        1,070,503
                                      -----------
           Packaging & Containers--1.5%
   379,000 Ball Corp.
           6.875%, 12/15/12..........     393,213
   545,000 Crown Americas LLC
           7.625%, 11/15/13..........     568,163

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$ 80,000  Crown Cork & Seal Co., Inc.
          8.00%, 4/15/23............. $   77,200
  35,000  Crown Cork & Seal Co., Inc.
          7.375%, 12/15/26...........     32,200
 300,000  Owens-Brockway Glass
          Container, Inc.
          8.875%, 2/15/09............    314,625
 855,000  Owens-Brockway Glass
          Container, Inc.
          8.75%, 11/15/12............    923,399
 530,000  Silgan Holdings, Inc.
          6.75%, 11/15/13............    530,000
                                      ----------
                                       2,838,800
                                      ----------
          Pharmaceuticals--0.2%
 435,000  Omnicare, Inc.
          6.875%, 12/15/15...........    443,700
                                      ----------
          Pipelines--4.7%
 140,000  Atlas Pipeline Partners LP*
          8.125%, 12/15/15...........    141,925
 925,000  Dynegy Holdings, Inc.*
          10.125%, 7/15/13...........  1,049,875
 595,000  El Paso Natural Gas Co.
          8.375%, 6/15/32............    674,990
 385,000  El Paso Natural Gas Co.
          Series A
          7.625%, 8/01/10............    406,783
 235,000  Markwest Energy
          Partners LP*
          6.875%, 11/01/14...........    217,375
 285,000  Southern Natural Gas Co.
          6.125%, 9/15/08............    286,450
 440,000  Southern Natural Gas Co.
          8.00%, 3/01/32.............    484,666

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  320,000 Targa Resources, Inc.
           8.50%, 11/01/13............ $  329,600
   180,000 Tennessee Gas Pipeline Co.
           7.50%, 4/01/17.............    193,646
   175,000 Tennessee Gas Pipeline Co.
           8.375%, 6/15/32............    199,431
 1,640,000 Williams Cos., Inc.
           7.125%, 9/01/11............  1,711,749
 1,145,000 Williams Cos., Inc.
           8.125%, 3/15/12............  1,253,775
    85,000 Williams Cos., Inc.
           7.75%, 6/15/31.............     90,100
 1,449,000 Williams Cos., Inc.
           8.75%, 3/15/32.............  1,688,085
                                       ----------
                                        8,728,450
                                       ----------
           Real Estate--0.4%
   373,000 CB Richard Ellis Services,
           Inc.
           9.75%, 5/15/10.............    408,435
   225,000 CB Richard Ellis Services,
           Inc.
           11.25%, 6/15/11............    243,000
                                       ----------
                                          651,435
                                       ----------
           Real Estate Investments Trusts--2.1%
   710,000 Host Marriott LP
           Series G
           9.25%, 10/01/07............    752,600
   700,000 Host Marriott LP
           Series I
           9.50%, 1/15/07.............    728,000
   720,000 Omega Healthcare Investors,
           Inc.
           7.00%, 4/01/14.............    726,300

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
$295,000  Omega Healthcare Investors,
          Inc.*
          7.00%, 1/15/16.............. $  293,894
 430,000  Rouse Co.
          8.00%, 4/30/09..............    457,938
 280,000  Rouse Co.
          7.20%, 9/15/12..............    294,191
 140,000  Ventas Realty LP
          6.75%, 6/01/10..............    144,200
 195,000  Ventas Realty LP
          6.625%, 10/15/14............    200,363
 180,000  Ventas Realty LP
          7.125%, 6/01/15.............    189,900
 135,000  Ventas Realty LP
          6.50%, 6/01/16..............    136,350
                                       ----------
                                        3,923,736
                                       ----------
          Retail--1.0%
 485,000  AmeriGas Partners LP
          7.25%, 5/20/15..............    497,125
 105,000  AmeriGas Partners LP
          Series D
          10.00%, 4/15/06.............    106,575
 100,000  Carrols Corp.
          9.00%, 1/15/13..............     97,750
 150,000  Harry & David Holdings, Inc.
          9.00%, 3/01/13..............    151,125
  50,000  J.C. Penney Corp., Inc.
          8.00%, 3/01/10..............     55,012
 135,000  J.C. Penney Corp., Inc.
          9.00%, 8/01/12..............    159,511
 225,000  Pantry, Inc.
          7.75%, 2/15/14..............    226,125

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$   75,000 Rite Aid Corp.
           8.125%, 5/01/10.............. $   76,688
    85,000 Rite Aid Corp.
           9.50%, 2/15/11...............     90,100
   325,000 Rite Aid Corp.
           7.50%, 1/15/15...............    308,750
    45,000 United Auto Group, Inc.
           9.625%, 3/15/12..............     47,588
                                         ----------
                                          1,816,349
                                         ----------
           Semiconductors--1.0%
   435,000 Advanced Micro Devices,
           Inc.
           7.75%, 11/01/12..............    441,525
   785,000 Freescale Semiconductor, Inc.
           6.875%, 7/15/11..............    828,175
   230,000 Freescale Semiconductor, Inc.
           7.125%, 7/15/14..............    246,100
   265,000 Freescale Semiconductor, Inc.
           6.90%, 7/15/09 FRN...........    273,613
                                         ----------
                                          1,789,413
                                         ----------
           Telecommunications--9.9%
 1,075,000 Citizens Communications
           Co.
           7.625%, 8/15/08..............  1,126,063
 1,290,000 Citizens Communications
           Co.
           9.25%, 5/15/11...............  1,428,675
   390,000 Citizens Communications
           Co.
           6.25%, 1/15/13...............    379,275
   567,000 Inmarsat Finance PLC
           (Great Britain)
           7.625%, 6/30/12..............    587,554

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds (Continued)
$  315,000 Inmarsat Finance PLC
           (Great Britain)
           10.375% 11/15/12 (a).... $  264,206
 1,720,000 Intelsat Ltd. (Bermuda)*
           8.25%, 1/15/13..........  1,745,799
 1,310,000 MCI, Inc.
           6.91%, 5/01/07..........  1,323,100
 1,085,000 MCI, Inc.
           7.69%, 5/01/09..........  1,122,975
 1,840,000 MCI, Inc.
           8.735%, 5/01/14.........  2,040,099
   415,000 NTL Cable PLC
           (Great Britain)
           8.75%, 4/15/14..........    435,750
   520,000 PanAmSat Corp.
           6.375%, 1/15/08.........    522,600
   672,000 PanAmSat Corp.
           9.00%, 8/15/14..........    707,280
   215,000 Qwest Communications
           International, Inc.
           7.25%, 2/15/11..........    220,375
   385,000 Qwest Communications
           International, Inc.
           7.84%, 2/15/09 FRN......    392,219
 1,255,000 Qwest Corp.
           7.875%, 9/01/11.........  1,358,538
    90,000 Qwest Corp.
           8.875%, 3/15/12.........    101,925
   410,000 Qwest Corp.
           8.875%, 6/01/31.........    430,500
   500,000 Qwest Corp.*
           7.74%, 6/15/13 FRN......    541,875
   355,000 Qwest Corp.*
           7.625%, 6/15/15.........    381,625

Principal
 Amount                                    Value
----------                              ------------
           Corporate Bonds (Continued)
$  155,000 Rogers Cantel, Inc. (Canada)
           7.50%, 3/15/15.............. $    168,175
   325,000 Rogers Cantel, Inc. (Canada)
           9.75%, 6/01/16..............      394,063
   280,000 Rogers Wireless
           Communications, Inc.
           (Canada)
           7.25%, 12/15/12.............      295,750
 1,785,000 Rogers Wireless
           Communications, Inc.
           (Canada)
           6.375%, 3/01/14.............    1,798,387
   170,000 Rogers Wireless
           Communications, Inc.
           (Canada)
           7.62%, 12/15/10 FRN.........      176,375
   345,000 Valor Telecommunication
           Enterprises LLC
           7.75%, 2/15/15..............      362,250
                                        ------------
                                          18,305,433
                                        ------------
           Transportation--0.3%
   560,000 CHC Helicopter Corp.
           (Canada)
           7.375%, 5/01/14.............      569,100
                                        ------------
           Total Corporate Bonds
           (Cost $165,029,714).........  164,883,016
                                        ------------
           United States Government
           Agencies & Obligations--6.3%
           United States Treasury Bond--1.1%
 1,780,000 5.375%, 2/15/31.............    1,999,997
                                        ------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2005

Principal
 Amount                                     Value
----------                               -----------
           United States Government
           Agencies & Obligations
           (Continued)
           United States Treasury Note--5.2%
$9,495,000 4.50%, 11/15/15.............. $ 9,575,860
                                         -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $11,467,229)...........  11,575,857
                                         -----------
           Convertible Bond--0.1%
           Chemicals--0.1%
   325,000 Hercules, Inc.
           6.50%, 6/30/29
           (Cost $267,186)..............     245,375
                                         -----------
           Trust Preferred Bond--0.1%
           Insurance--0.1%
   225,000 AFC Capital Trust I, Series B
           8.21%, 2/03/27
           (Cost $214,799)..............     239,216
                                         -----------

 Number
of Shares                                     Value
---------                                  ------------
          Money Market Fund--2.5%
4,677,174 BNY Hamilton Money Fund
          (Institutional Shares), 4.21%(c)
          (Cost $4,677,174)............... $  4,677,174
                                           ------------
          Total Investments
          (Cost $181,656,102)(d)--
          98.4%...........................  181,620,638
          Other assets less
          liabilities--1.6%...............    2,917,861
                                           ------------
          Net Assets--100.0%.............. $184,538,499
                                           ------------

* Security exempt from registration under Rule 144A of the Securities Act of 1933.
FRNFloating Rate Note. Coupon shown was in effect at December 31, 2005. Date represents ultimate maturity date.
(a)Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2005.
(b)Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon becomes effective.
(c)Represents annualized 7 day yield at December 31, 2005.
(d)The cost of investments for Federal income tax purposes is $183,310,691. At December 31, 2005, net unrealized depreciation was $1,690,053 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,349,685 and aggregate gross unrealized depreciation of $3,039,738.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statement of Assets and Liabilities

         December 31, 2005

        Assets:
          Non-affiliated investments at market value,
           (Cost $176,978,928)........................... $176,943,464
          Affiliated investments at market value,
           (Cost $4,677,174).............................    4,677,174
          Cash...........................................       12,514
          Receivables:
           Interest......................................    3,224,199
           Capital stock sold............................      175,370
          Other assets...................................        8,481
                                                          ------------
           Total Assets..................................  185,041,202
                                                          ------------
        Liabilities:
          Payables:
           Dividends.....................................      325,972
           Services provided by The Bank of
            New York.....................................       42,373
           Capital stock repurchased.....................        4,768
          Accrued expenses and other liabilities.........      129,590
                                                          ------------
           Total Liabilities.............................      502,703
                                                          ------------
        Net Assets:...................................... $184,538,499
                                                          ------------
        Sources of Net Assets:
          Capital stock @ par............................ $     18,719
          Paid in capital................................  189,397,417
          Accumulated distributions in excess of net
           investment income.............................   (1,647,879)
          Accumulated net realized loss on
           investments...................................   (3,194,294)
          Net unrealized depreciation on investments.....      (35,464)
                                                          ------------
        Net Assets....................................... $184,538,499
                                                          ------------
        Class A Shares:
          Net assets..................................... $  1,331,874
                                                          ------------
          Shares outstanding.............................      135,128
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.86
          Maximum sales charge--4.25% of public
           offering price................................         0.44
                                                          ------------
          Maximum offering price......................... $      10.30
                                                          ------------
        INSTITUTIONAL SHARES:
          Net assets..................................... $183,206,625
                                                          ------------
          Shares outstanding.............................   18,584,095
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.86
                                                          ------------
        Class A Shares authorized @ $.001 par value......  200,000,000
        Institutional Shares authorized @ $.001 par
         value...........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

           Investment Income:
             Interest (net of foreign withholding taxes
              of $914).................................. $11,403,031
             Interest from affiliated fund..............     157,165
                                                         -----------
              Total Income..............................  11,560,196
                                                         -----------
           Expenses:
             Advisory...................................     988,144
             Administration.............................     199,017
             Transfer agent.............................     103,919
             Registration and filings...................      32,910
             Directors..................................      25,040
             Custodian..................................      24,466
             Audit......................................      13,653
             Reports to shareholders....................      12,960
             Insurance..................................       3,072
             12b-1 fee--Class A Shares..................       2,994
                        Class C Shares..................         171
             Cash management............................       2,521
             Legal......................................       2,228
             Other......................................      40,133
                                                         -----------
              Total Expenses............................   1,451,228
             Earnings credit adjustment (Note3).........      (4,884)
                                                         -----------
              Net Expenses..............................   1,446,344
                                                         -----------
              Net Investment Income.....................  10,113,852
                                                         -----------
           Realized and Unrealized Loss
            on Investments:
             Net realized loss on investments...........  (2,276,217)
             Decrease in unrealized appreciation/
              depreciation on investments...............  (4,369,391)
                                                         -----------
             Net realized and unrealized loss on
              investments...............................  (6,645,608)
                                                         -----------
             Net increase in net assets resulting from
              operations................................ $ 3,468,244
                                                         -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statements of Changes in Net Assets

                                                                    Year Ended December 31,
                                                                  --------------------------
                                                                      2005          2004
                                                                  ------------  ------------
Operations:
 Net investment income........................................... $ 10,113,852  $  7,907,994
 Net realized gain (loss) on investments.........................   (2,276,217)    1,612,717
 Increase (decrease) in unrealized
   appreciation/depreciation on investments......................   (4,369,391)    1,269,425
                                                                  ------------  ------------
   Net increase in net assets resulting from
    operations...................................................    3,468,244    10,790,136
                                                                  ------------  ------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Class A
   Shares........................................................      (76,190)      (77,073)
                                    Class C Shares...............         (960)         (893)
                                   Institutional
   Shares........................................................  (11,654,172)   (9,023,374)
 Distributions from capital gains: Class A Shares................       (3,579)         (188)
                             Class C Shares......................           --            (6)
                            Institutional Shares.................     (535,881)      (27,196)
                                                                  ------------  ------------
                                                                   (12,270,782)   (9,128,730)
                                                                  ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares................      366,341       381,831
                            Class C Shares.......................       37,546        72,005
                             Institutional Shares................   80,249,625    96,124,534
 Proceeds from shares issued on reinvestment
   of dividends and distributions: Class A Shares................       28,199        30,911
                            Class C Shares.......................          877           838
                          Institutional Shares...................    2,143,925     1,283,439
 Value of capital stock repurchased: Class A
   Shares........................................................     (120,995)     (772,096)
                             Class C Shares......................      (75,092)      (36,000)
                             Institutional Shares................  (57,029,190)  (35,173,553)
                                                                  ------------  ------------
 Net increase in net assets resulting from
   capital stock transactions....................................   25,601,236    61,911,909
                                                                  ------------  ------------
   Increase in Net Assets........................................   16,798,698    63,573,315
Net Assets:
 Beginning of year...............................................  167,739,801   104,166,486
                                                                  ------------  ------------
 End of year..................................................... $184,538,499  $167,739,801
                                                                  ------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares.....................................       36,623        37,803
           Class C Shares........................................        3,739         7,143
           Institutional Shares..................................    7,977,433     9,375,963
 Shares issued on reinvestment of dividends and
   distributions: Class A Shares.................................        2,814         3,033

                                                    Class
   C Shares......................................................           87            82

                                                    Institutional
   Shares........................................................      213,808       125,867
 Shares repurchased: Class A Shares..............................      (11,988)      (76,350)
                 Class C Shares..................................       (7,479)       (3,571)
                 Institutional Shares............................   (5,696,262)   (3,447,170)
                                                                  ------------  ------------
   Net increase..................................................    2,518,775     6,022,800
 Shares outstanding, beginning of year...........................   16,200,448    10,177,648
                                                                  ------------  ------------
 Shares outstanding, end of year.................................   18,719,223    16,200,448
                                                                  ------------  ------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Financial Highlights

                                                                  Class A Shares
                                                       --------------------------------------
                                                                                For the period
                                                       Year Ended December 31,   May 1, 2003*
                                                       ------------------           through
                                                        2005        2004       December 31, 2003
                                                        ------    ------       -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $10.35    $10.23             $10.00
                                                        ------    ------            ------
Gain (loss) from investment operations
Net investment income/(a)/............................   0.54      0.56               0.33
Net realized and unrealized gain (loss) on investments  (0.36)     0.21               0.27
                                                        ------    ------            ------
 Total from investment operations.....................   0.18      0.77               0.60
                                                        ------    ------            ------
Dividends and distributions
Dividends from net investment income..................  (0.64)    (0.65)             (0.37)
Dividends from capital gains..........................  (0.03)       --/(1)/            --
                                                        ------    ------            ------
 Total dividends and distributions....................  (0.67)    (0.65)             (0.37)
                                                        ------    ------            ------
Net asset value at end of year........................ $ 9.86    $10.35             $10.23
                                                        ------    ------            ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.   1.82%     7.80%              6.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)..................................... $1,332    $1,115             $1,465
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York........................................   1.06%     1.14%              1.14%**
 Expenses, prior to waiver from The
   Bank of New York...................................   1.06%     1.23%              1.49%**
 Net investment income, net of waiver from The Bank of
   New York...........................................   5.45%     5.49%              5.60%**
Portfolio turnover rate...............................     88%       72%                42%

* Commencement of investment operations.
**Annualized.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                 Class C Shares
                                                       -----------------------------
                                                        For the period   For the period
                                                            ended        July 27, 2004*
                                                       June 14, 2005***      through
                                                         (Unaudited)    December 31, 2004
                                                       ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................      $10.36           $10.08
                                                            ------           ------
Gain (loss) from investment operations
Net investment income/(a)/............................        0.22             0.21
Net realized and unrealized gain (loss) on investments       (0.27)            0.30
                                                            ------           ------
 Total from investment operations.....................       (0.05)            0.51
                                                            ------           ------
Dividends and distributions
Dividends from net investment income..................       (0.27)           (0.23)
Distributions from capital gains......................          --               --/(1)/
                                                            ------           ------
 Total dividends and distributions....................       (0.27)           (0.23)
                                                            ------           ------
Net asset value at end of period......................      $10.04           $10.36
                                                            ------           ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.       (0.58)%           5.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........      $   38           $   38
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....        1.82%**          1.89%**
 Expenses, prior to waiver from The Bank of New York..        1.82%**          1.90%**
 Net investment income, net of waiver from The Bank of
   New York...........................................        4.68%**          4.72%**
Portfolio turnover rate...............................          37%              72%

*  Commencement of offering of shares.
** Annualized.
***On June 15, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                 Institutional Shares
                                                       --------------------------------------
                                                                                For the period
                                                       Year Ended December 31,   May 1, 2003*
                                                       ------------------           through
                                                         2005        2004      December 31, 2003
                                                       --------  --------      -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $  10.35  $  10.23          $  10.00
                                                       --------  --------          --------
Gain (loss) from investment operations
Net investment income/(a)/............................     0.57      0.59              0.36
Net realized and unrealized gain (loss) on investments    (0.37)     0.20              0.25
                                                       --------  --------          --------
 Total from investment operations.....................     0.20      0.79              0.61
                                                       --------  --------          --------
Dividends and distributions
Dividends from net investment income..................    (0.66)    (0.67)            (0.38)
Dividends from capital gains..........................    (0.03)       --/(1)/           --
                                                       --------  --------          --------
 Total dividends and distributions....................    (0.69)    (0.67)            (0.38)
                                                       --------  --------          --------
Net asset value at end of year........................ $   9.86  $  10.35          $  10.23
                                                       --------  --------          --------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.     2.08%     8.08%             6.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $183,206  $166,587          $102,701
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....     0.81%     0.89%             0.89%**
 Expenses, prior to waiver from The Bank of New
   York...............................................     0.81%     0.96%             1.22%**
 Net investment income, net of waiver from The Bank of
   New York...........................................     5.70%     5.75%             5.69%**
Portfolio turnover rate...............................       88%       72%               42%

* Commencement of investment operations.
**Annualized.
(1)Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         December 31, 2005

Principal
 Amount                                 Value
----------                           -----------
           United States Government
           Agencies & Obligations--56.0%
           Federal Home Loan Mortgage Corp.--10.2%
$9,500,000 5.75%, 4/15/08........... $ 9,704,563
 2,200,000 6.25%, 7/15/32...........   2,618,469
                                     -----------
                                      12,323,032
                                     -----------
           Federal National Mortgage
           Association--16.0%
 8,350,000 5.50%, 2/15/06...........   8,357,782
 6,050,000 4.375%, 3/15/13..........   5,891,054
   725,000 5.125%, 1/02/14..........     726,177
 2,375,000 6.25%, 5/15/29...........   2,797,724
 1,300,000 6.625%, 11/15/30.........   1,602,942
                                     -----------
                                      19,375,679
                                     -----------
           Tennessee Valley Authority--0.6%
   650,000 6.15%, 1/15/38...........     766,871
                                     -----------
           United States Treasury
           Bonds--6.3%
 3,750,000 7.25%, 5/15/16...........   4,604,591
 2,025,000 6.125%, 11/15/27.........   2,443,606
   500,000 5.25%, 2/15/29...........     545,606
                                     -----------
                                       7,593,803
                                     -----------
           United States Treasury Notes--22.9%
 3,350,000 6.875%, 5/15/06..........   3,380,226
 3,025,000 6.625%, 5/15/07..........   3,112,913
 2,950,000 2.75%, 8/15/07...........   2,873,716
 8,650,000 5.75%, 8/15/10...........   9,151,094
 6,425,000 5.00%, 8/15/11...........   6,631,550
 1,100,000 3.875%, 2/15/13..........   1,066,184
 1,650,000 4.25%, 8/15/15...........   1,628,666
                                     -----------
                                      27,844,349
                                     -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $66,709,096).......  67,903,734
                                     -----------

Principal
 Amount                             Value
---------                          --------
          Mortgage-backed
          Securities--24.5%
          Federal Home Loan Mortgage Corp.--12.7%
$ 59,502  Gold Pool #M70034
          7.50%, 6/01/08.......... $ 61,266
  30,792  Gold Pool #E00227
          6.00%, 7/01/08..........   31,296
  80,661  Gold Pool #E49415
          6.50%, 7/01/08..........   82,420
   3,400  Pool #184275
          8.25%, 9/01/08..........    3,514
 127,969  Gold Pool #M80707
          5.50%, 10/01/08.........  128,408
   1,683  Pool #160062
          9.50%, 10/01/08.........    1,765
   1,730  Pool #160065
          9.50%, 11/01/08.........    1,814
   1,824  Pool #160066
          9.75%, 11/01/08.........    1,908
  17,327  Pool #251974
          8.50%, 4/01/09..........   17,746
  38,193  Pool #185964
          8.50%, 2/01/10..........   38,543
  24,193  Gold Pool #E20201
          7.50%, 10/01/10.........   25,271
 119,767  Gold Pool #G10439
          6.50%, 1/01/11..........  123,002
  20,711  Gold Pool #E00417
          7.00%, 2/01/11..........   21,493
  93,085  Gold Pool #G90011
          8.50%, 8/17/11..........   94,958
  59,913  Gold Pool #E00461
          7.50%, 12/01/11.........   62,922
 161,172  Gold Pool #C90017
          6.50%, 4/01/13..........  166,937

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2005

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed Securities
           (Continued)
$   79,252 Gold Pool #D90113
           6.50%, 6/01/13.... $   82,087
    44,956 Gold Pool #G11072
           7.50%, 12/01/15...     47,213
    48,008 Gold Pool #G30052
           7.50%, 6/01/16....     50,566
   203,784 Gold Pool #50377
           6.50%, 1/01/17....    209,423
   131,247 Gold Pool #G30080
           7.50%, 8/01/17....    138,145
   314,869 Gold Pool #C90185
           7.50%, 9/01/17....    331,418
   195,970 Gold Pool #D92715
           6.00%, 11/01/18...    199,841
   879,556 Gold Pool #C90241
           6.50%, 12/01/18...    910,101
     8,555 Pool #555045
           8.00%, 5/01/19....      8,548
   847,178 Gold Pool #C90290
           7.00%, 8/01/19....    885,653
    36,398 Gold Pool #A01217
           8.50%, 4/01/20....     39,043
   676,755 Gold Pool #C90484.
           6.00%, 10/01/21...    689,514
 1,707,866 Gold Pool #C90492
           6.00%, 11/01/21...  1,740,066
   556,138 Gold Pool #C90503
           6.00%, 12/01/21...    566,623
    67,241 Gold Pool #C00098
           8.00%, 2/01/22....     71,863
    96,921 Gold Pool # D24970
           8.00%, 3/01/22....    103,584
   125,985 Gold Pool #G80140
           7.00%, 12/17/22...    131,750

Principal
 Amount                          Value
----------                    -----------
           Mortgage-Backed Securities
           (Continued)
$   67,292 Gold Pool #D36389
           8.00%, 1/01/23.... $    71,897
    55,351 Gold Pool #G00356
           7.00%, 6/01/25....      57,798
    11,422 Gold Pool #D67014
           7.50%, 1/01/26....      12,019
   164,349 Gold Pool #G01480
           7.50%, 12/01/26...     172,991
   206,219 Gold Pool #C00490
           8.00%, 1/01/27....     220,384
   141,989 Gold Pool #C20273
           6.00%, 6/01/28....     143,828
    14,797 Gold Pool #C00664
           7.50%, 9/01/28....      15,553
     8,745 Pool #420171
           5.75%, 2/01/30 FRN       8,843
   251,299 Gold Pool #G01130
           8.00%, 2/01/30....     268,705
   513,572 Gold Pool #C69955
           6.50%, 8/01/32....     527,247
 4,929,447 Gold Pool #A15088
           5.50%, 10/01/33...   4,896,274
 1,984,919 Gold Pool #A47056
           5.00%, 9/01/35....   1,921,650
                              -----------
                               15,385,890
                              -----------
           Federal National Mortgage
           Association--9.5%
    26,934 Pool #195152
           7.00%, 1/01/08....      27,308
    27,913 Pool #81860
           8.00%, 4/01/09....      28,143
    56,935 Pool #278437
           7.50%, 5/01/09....      59,008

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2005

Principal
 Amount                      Value
----------                 ----------
           Mortgage-Backed Securities
           (Continued)
$   60,339 Pool #535630
           6.00%, 12/01/10 $   61,635
   199,340 Pool #406590
           6.25%, 11/01/12    203,854
   123,242 Pool #482513
           5.50%, 1/01/14.    124,246
   122,417 Pool #323956
           7.50%, 12/01/14    128,711
   171,523 Pool #535634
           5.50%, 8/01/15.    172,922
   625,016 Pool #6222
           9.00%, 4/01/16.    659,157
   685,174 Pool #711995
           4.00%, 9/01/18.    655,505
 1,323,896 Pool #252210
           6.50%, 2/01/19.  1,371,337
   157,950 Pool #252711
           7.00%, 9/01/19.    165,478
   148,713 Pool #604312
           6.50%, 6/01/21.    153,996
   395,759 Pool #254044
           6.50%, 10/01/21    409,061
    31,357 Pool #124118
           9.00%, 3/01/22.     33,976
   593,078 Pool #254354
           7.00%, 5/01/22.    620,803
    19,784 Pool #159860
           7.50%, 6/01/22.     20,786
   155,878 Pool #164906
           6.87%, 7/01/22.    162,387
    50,810 Pool #50748
           7.50%, 6/01/23.     53,374

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed Securities
          (Continued)
$186,533  Pool # 255052
          4.00%, 11/01/23.... $172,325
 152,502  Pool #334595
          7.50%, 11/01/23....  161,754
 157,643  Pool #326382
          7.00%, 3/01/24.....  164,616
 220,417  Pool #255232
          4.50%, 5/01/24.....  210,849
 252,756  Pool #300404
          7.00%, 5/01/24.....  264,253
   7,115  Pool #64195
          7.69%, 11/01/24 FRN    7,173
  71,888  Pool #70319
          7.81%, 12/01/24 FRN   75,685
 145,142  Pool #308497
          8.00%, 5/01/25.....  154,965
  23,525  Pool #320514
          6.50%, 9/01/25.....   24,241
 461,254  Pool #335054
          6.00%, 1/01/26.....  473,268
 112,937  Pool #446431
          8.50%, 10/01/26....  122,374
 124,628  Pool #415330
          8.00%, 12/01/26....  133,123
 676,348  Pool #504474
          5.42%, 1/01/27 FRN.  688,039
 102,932  Pool #496045
          8.00%, 1/01/28.....  110,013
  50,272  Pool #251498
          6.50%, 2/01/28.....   51,801
  39,417  Pool #403470
          6.00%, 5/01/28.....   40,280

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2005

Principal
 Amount                          Value
---------                     -----------
          Mortgage-Backed Securities
          (Continued)
$ 32,853  Pool #441759
          6.00%, 9/01/28..... $    33,271
 672,879  Pool #755598
          5.00%, 11/01/28....     652,470
  62,217  Pool #449154
          6.00%, 12/01/28....      63,008
  86,184  Pool #457916
          7.50%, 12/01/28....      90,966
 358,173  Pool #252334
          6.50%, 2/01/29.....     375,037
  88,221  Pool #252518
          7.00%, 5/01/29.....      92,790
  46,858  Pool #252570
          6.50%, 7/01/29.....      48,255
  30,966  Pool #535182
          8.00%, 10/01/29....      33,239
 133,369  Pool #569042
          7.50%, 11/01/29....     140,084
 101,514  Pool #530528
          5.10%, 4/01/30 FRN.     104,627
 199,153  Pool #601649
          6.00%, 9/01/31.....     204,119
 223,935  Pool #587839
          6.00%, 10/01/31....     226,575
 121,486  Pool #615519
          6.00%, 11/01/31....     122,918
 592,111  Pool #254484
          6.50%, 12/01/31....     609,945
  36,125  Pool #645256
          6.50%, 7/01/32.....      37,127
 783,489  Pool #555255
          6.169%, 4/01/40 FRN     799,669
                              -----------
                               11,600,546
                              -----------

Principal
 Amount                               Value
---------                            --------
          Mortgage-Backed Securities
          (Continued)
          Government National
          Mortgage Association--2.3%
$  1,004  Pool #10419
          8.00%, 9/15/06............ $  1,013
     651  Pool #12590
          8.00%, 9/15/06............      657
   2,829  Pool #14295
          8.00%, 1/15/07............    2,893
  54,977  Pool #367439
          5.50%, 12/15/08...........   55,596
  94,955  Pool #360837
          6.50%, 3/15/09............   97,670
 240,692  Pool #456880
          6.50%, 5/15/13............  248,672
  73,012  Pool #476328
          7.00%, 6/15/13............   76,200
 103,012  Pool# 483935
          5.50%, 12/15/13...........  104,581
  73,386  Pool #2815
          6.00%, 9/20/14............   75,086
  83,137  Pool #3005
          7.50%, 11/20/15...........   87,263
 100,892  Pool #3018
          7.50%, 12/20/15...........  105,900
 462,880  Pool #569502
          5.00%, 1/15/17............  462,002
 111,914  Pool #583202
          5.50%, 3/15/17............  113,573
   3,351  Pool #204365
          9.00%, 3/15/17............    3,636
  84,941  Pool #247223
          9.00%, 4/15/18............   92,320

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2005

Principal
 Amount                        Value
---------                     --------
          Mortgage-Backed Securities
          (Continued)
$  1,275  Pool #177793
          9.50%, 5/15/19..... $  1,409
  53,026  Pool #512821
          6.50%, 6/15/19.....   55,368
   2,495  Pool #284645
          8.50%, 2/15/20.....    2,711
 284,252  Pool #304288
          7.68%, 1/15/22.....  301,644
  35,425  Pool #8061
          4.13%, 10/20/22 FRN   35,280
   3,336  Pool #319650
          7.00%, 11/15/22....    3,505
  49,860  Pool #356770
          7.50%, 4/15/23.....   52,786
   7,382  Pool #350532
          6.50%, 6/15/23.....    7,731
 119,609  Pool #351405
          6.50%, 1/15/24.....  125,222
  10,828  Pool #359470
          7.00%, 1/15/24.....   11,401
  24,101  Pool #376445
          6.50%, 4/15/24.....   25,232
   7,458  Pool #386348
          7.50%, 6/15/24.....    7,881
 159,675  Pool #780035
          6.50%, 7/15/24.....  167,168
 142,428  Pool #2080
          7.50%, 9/20/25.....  149,586
  65,835  Pool #780459
          7.00%, 11/15/26....   69,304
  54,934  Pool #2345
          8.50%, 12/20/26....   59,190
  13,434  Pool #464704
          8.00%, 7/15/28.....   14,388

Principal
 Amount                                  Value
----------                            -----------
           Mortgage-Backed Securities
           (Continued)
$   60,267 Pool #564751
           6.00%, 8/15/31............ $    61,770
    81,384 Pool #3330
           4.50%, 12/20/32...........      77,571
                                      -----------
                                        2,756,209
                                      -----------
           Total Mortgage-Backed
           Securities
           (Cost $29,960,779)........  29,742,645
                                      -----------
           Collateralized Mortgage
           Obligations--7.0%
           Federal Home Loan Mortgage
           Corp.--1.6%
    49,027 Series 1176-H
           8.00%, 12/15/06...........      49,005
 1,175,000 Series 1627-PJ
           6.00%, 3/15/23............   1,188,633
   557,938 Series 1602-H
           6.50%, 10/15/23...........     563,571
   123,671 Series 2123-PE
           6.00%, 12/15/27...........     124,840
                                      -----------
                                        1,926,049
                                      -----------
           Federal National Mortgage
           Association--5.3%
   343,550 Series 1988-15A
           9.00%, 6/25/18............     364,767
   232,650 Series 1992-136PK
           6.00%, 8/25/22............     236,673
    56,715 Series 1992-172M
           7.00%, 9/25/22............      58,989
   897,639 Series 1993-149M
           7.00%, 8/25/23............     935,176

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2005

Principal
 Amount                                 Value
----------                            ----------
           Collateralized Mortgage
           Obligations (Continued)
$3,204,964 Series 1993-178PK
           6.50%, 9/25/23............ $3,305,261
 1,242,000 Series 1993-203PL
           6.50%, 10/25/23...........  1,280,559
    48,527 Series 1993-253H PO
           0.00%, 11/25/23...........     41,256
   197,708 Series 1993-255E
           7.10%, 12/25/23...........    212,738
                                      ----------
                                       6,435,419
                                      ----------
           Government National
           Mortgage Association--0.1%
   158,767 Series 1999-13PC
           6.00%, 3/20/28............    158,826
                                      ----------
           Total Collateralized
           Mortgage Obligations
           (Cost $8,338,573).........  8,520,294
                                      ----------

Number of
 Shares                                       Value
----------                                 ------------
           Money Market Fund--11.5%
13,953,462 BNY Hamilton Treasury
           Money Fund
           (Institutional Shares)
           3.76%(a)
           (Cost $13,953,462)............. $ 13,953,462
                                           ------------
           Total Investments
           (Cost $118,961,910)(b)--
           99.0%..........................  120,120,135
           Other assets less liabilities--
           1.0%...........................    1,250,003
                                           ------------
           Net Assets--100.0%............. $121,370,138
                                           ------------

FRN Floating rate note. Coupon shown was in effect at December 31, 2005. Date represents ultimate maturity.
PO Principal Only.
(a)Represents annualized 7 day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $120,783,284. At December 31, 2005, net unrealized depreciation was $663,149 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $1,860,675 and aggregated gross unrealized depreciation of $2,523,824.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statement of Assets and Liabilities

         December 31, 2005


        Assets:
          Non-affiliated investments at market value,
           (Cost $105,008,448)........................... $106,166,673
          Affiliated investments at market value,
           (Cost $13,953,462)............................   13,953,462
          Receivables:
           Interest......................................    1,244,814
           Capital stock sold............................      255,000
           Investments sold..............................        2,358
          Other assets...................................       11,461
                                                          ------------
           Total Assets..................................  121,633,768
                                                          ------------
        Liabilities:
          Payables:
           Dividends.....................................      154,226
           Services provided by The Bank of
            New York.....................................       50,186
           Capital stock repurchased.....................        8,067
          Accrued expenses and other liabilities.........       51,151
                                                          ------------
           Total Liabilities.............................      263,630
                                                          ------------
        Net Assets:...................................... $121,370,138
                                                          ------------
        Sources Of Net Assets:
          Capital stock @ par............................ $     12,215
          Paid in capital................................  122,838,364
          Accumulated distributions in excess of net
           investment income.............................   (1,863,352)
          Accumulated net realized loss on
           investments...................................     (775,314)
          Net unrealized appreciation on
           investments...................................    1,158,225
                                                          ------------
        Net Assets....................................... $121,370,138
                                                          ------------
        Class A Shares:
          Net assets..................................... $  7,161,561
                                                          ------------
          Shares outstanding.............................      721,391
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.93
          Maximum sales charge--4.25% of public
           offering price................................         0.44
                                                          ------------
          Maximum offering price......................... $      10.37
                                                          ------------
        Institutional Shares:
          Net assets..................................... $114,208,577
                                                          ------------
          Shares outstanding.............................   11,493,876
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       9.94
                                                          ------------
        Class A Shares authorized @ $.001 par value......  200,000,000
        Institutional Shares authorized @ $.001 par
         value...........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

           Investment Income:
             Interest.................................. $ 5,072,546
             Interest from affiliated fund.............     439,540
                                                        -----------
                                                          5,512,086
                                                        -----------
           Expenses:
             Advisory..................................     608,411
             Administration............................     136,747
             Transfer agent............................      57,491
             Registration and filings..................      29,318
             Custodian.................................      28,829
             Directors.................................      24,969
             12b-1 fee--Class A Shares.................      20,322
             Audit.....................................      13,545
             Reports to shareholders...................       4,746
             Legal.....................................       4,675
             Insurance.................................       2,341
             Cash management...........................       1,119
             Other.....................................      31,702
                                                        -----------
              Total Expenses...........................     964,215
           Fees waived by the Bank of New York
            (Note 3)...................................    (152,788)
           Earnings credit adjustment (Note 3).........        (178)
                                                        -----------
              Net Expenses.............................     811,249
                                                        -----------
              Net Investment Income....................   4,700,837
                                                        -----------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized gain on investments..........     457,705
             Decrease in unrealized appreciation/
              depreciation on investments..............  (2,170,328)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................  (1,712,623)
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $ 2,988,214
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statements of Changes in Net Assets


                                                                                     Year Ended December 31,
                                                                                   --------------------------
                                                                                       2005          2004
                                                                                   ------------  ------------
Operations:
  Net investment income........................................................... $  4,700,837  $  4,415,585
  Net realized gain on investments................................................      457,705       173,495
  Decrease in unrealized appreciation/depreciation on investments.................   (2,170,328)     (882,152)
                                                                                   ------------  ------------
   Net increase in net assets resulting from operations...........................    2,988,214     3,706,928
                                                                                   ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares............................     (350,172)     (515,133)
                                   Institutional Shares...........................   (5,192,696)   (4,830,887)
                                                                                   ------------  ------------
                                                                                     (5,542,868)   (5,346,020)
                                                                                   ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares................................    4,030,074     3,082,185
                             Institutional Shares.................................   46,082,291    33,394,601
  Proceeds from shares issued on reinvestment of dividends: Class A Shares........      317,264       461,430
                                                 Institutional Shares.............    2,710,570     2,608,906
  Value of capital stock repurchased: Class A Shares..............................   (7,516,016)   (7,715,636)
                               Institutional Shares...............................  (44,167,913)  (35,203,990)
                                                                                   ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock transactions.    1,456,270    (3,372,504)
                                                                                   ------------  ------------
   Decrease in Net Assets.........................................................   (1,098,384)   (5,011,596)
Net Assets:
  Beginning of year...............................................................  122,468,522   127,480,118
                                                                                   ------------  ------------
  End of year..................................................................... $121,370,138  $122,468,522
                                                                                   ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.....................................................      400,055       301,842
            Institutional Shares..................................................    4,586,301     3,280,241
  Shares issued on reinvestment of dividends: Class A Shares......................       31,589        45,253
                                      Institutional Shares........................      269,818       255,807
  Shares repurchased: Class A Shares..............................................     (746,628)     (761,357)
                  Institutional Shares............................................   (4,398,008)   (3,456,058)
                                                                                   ------------  ------------
   Net increase (decrease)........................................................      143,127      (334,272)
  Shares outstanding, beginning of year...........................................   12,072,140    12,406,412
                                                                                   ------------  ------------
  Shares outstanding, end of year.................................................   12,215,267    12,072,140
                                                                                   ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Financial Highlights

                                                                     Class A Shares
                                                       ------------------------------------------
                                                                 Year Ended December 31,
                                                       ------------------------------------------
                                                        2005     2004     2003     2002   2001(a)
                                                       ------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year.................. $10.14  $ 10.27  $ 10.51  $  9.98  $  9.85
                                                       ------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income/(b)/............................   0.36     0.35     0.33     0.43     0.49
Net realized and unrealized gain (loss) on investments  (0.14)   (0.06)   (0.17)    0.57     0.15
                                                       ------  -------  -------  -------  -------
 Total from investment operations.....................   0.22     0.29     0.16     1.00     0.64
                                                       ------  -------  -------  -------  -------
Dividends
Dividends from net investment income..................  (0.43)   (0.42)   (0.40)   (0.47)   (0.51)
                                                       ------  -------  -------  -------  -------
Net asset value at end of year........................ $ 9.93  $ 10.14  $ 10.27  $ 10.51  $  9.98
                                                       ------  -------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net asset value/(c)/.   2.25%    2.92%    1.50%   10.22%    6.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)..................................... $7,161  $10,505  $14,896  $16,196  $13,278
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   0.90%    0.98%    1.04%    1.04%    1.04%
 Expenses, prior to waiver from The Bank of New York..   1.03%    1.11%    1.14%    1.14%    1.18%
 Net investment income, net of waiver from The Bank of
   New York...........................................   3.62%    3.39%    3.13%    4.20%    4.89%
Portfolio turnover rate...............................     29%       8%      87%      41%      44%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                                       Institutional Shares
                                                         -----------------------------------------------
                                                                     Year Ended December 31,
                                                         -----------------------------------------------
                                                           2005      2004      2003      2002    2001(a)
                                                         --------  --------  --------  --------  -------
PER SHARE DATA:                                                                               .
Net asset value at beginning of year.................... $  10.15  $  10.28  $  10.51  $   9.99  $  9.85
                                                         --------  --------  --------  --------  -------
Gain (loss) from investment operations
Net investment income/(b)/..............................     0.39      0.37      0.35      0.46     0.51
Net realized and unrealized gain (loss) on investments..    (0.14)    (0.05)    (0.16)     0.55     0.17
                                                         --------  --------  --------  --------  -------
  Total from investment operations......................     0.25      0.32      0.19      1.01     0.68
                                                         --------  --------  --------  --------  -------
Dividends
Dividends from net investment income....................    (0.46)    (0.45)    (0.42)    (0.49)   (0.54)
                                                         --------  --------  --------  --------  -------
Net asset value at end of year.......................... $   9.94  $  10.15  $  10.28  $  10.51  $  9.99
                                                         --------  --------  --------  --------  -------
TOTAL RETURN:
Total investment return based on net asset value/(c)/...     2.51%     3.18%     1.86%    10.39%    6.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
 (000's omitted)........................................ $114,209  $111,963  $112,584  $116,056  $86,160
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York.....     0.65%     0.72%     0.79%     0.79%    0.79%
  Expenses, prior to waiver from The Bank of New York...     0.78%     0.86%     0.89%     0.89%    0.93%
  Net investment income, net of waiver from The Bank of
   New York.............................................     3.88%     3.65%     3.39%     4.45%    5.15%
Portfolio turnover rate.................................       29%        8%       87%       41%      44%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         December 31, 2005


                                                   Moody's
Principal                                            /S&P   Interest Maturity
 Amount                                            Ratings*   Rate     Date      Value
----------                                         -------- -------- -------- -----------
           Municipal Bonds--98.2%
           Education--4.4%
$1,000,000 Dutchess County, New York,
           Industrial Development Agency
           (Bard College Civic Facilities)........  A3/NR    5.750%  8/01/08  $ 1,056,840
 1,500,000 New York State Dormitory Authority,
           New York University, Series A,
           AMBAC Insured+......................... Aaa/AAA   5.500   7/01/09    1,604,730
 1,500,000 New York State Dormitory Authority
           Revenue, New York University, FGIC
           Insured+............................... Aaa/AAA   5.000   7/01/21    1,592,775
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology,
           AMBAC Insured+......................... Aaa/AAA   5.000   7/01/13      528,270
   260,000 New York State Urban Development Corp.,
           Cornell Center......................... A2/AA-    5.900   1/01/07      260,018
                                                                              -----------
                                                                                5,042,633
                                                                              -----------
           General Obligations--12.1%
   200,000 Bethlehem, New York, AMBAC Insured+.... Aaa/AAA   7.100   11/01/07     213,172
 1,000,000 Katonah-Lewisboro, New York,
           Union Free School District, Series B,
           FGIC Insured+.......................... Aaa/NR    5.000   9/15/15    1,100,540
 1,000,000 New York, New York.....................  A1/A+    5.000   8/01/14    1,035,370
   500,000 New York, New York, Series A...........  A1/A+    6.250   8/01/08      515,355
   525,000 New York, New York, Series C...........  A1/A+    5.500   8/15/08      552,011
    50,000 New York, New York, Series E...........  A1/A+    7.500   2/01/07       50,164
 1,000,000 New York, New York, Series G...........  A1/A+    5.000   8/01/06    1,010,560
    65,000 New York, New York, Series I...........  A1/A+    5.750   3/15/08       66,290
 1,000,000 New York, New York, Series M,
           FSA Insured+........................... Aaa/AAA   5.000   4/01/18    1,069,460
 1,000,000 New York State, Series A...............  A1/AA    4.000   3/15/08    1,013,830
 2,750,000 New York State, Series A...............  A1/AA    5.250   3/15/15    2,976,353
 1,500,000 Onondaga County, New York, Series A.... Aa2/AA+   5.000   5/01/17    1,591,770
 1,000,000 Orange County, New York, Series A...... Aa1/NR    5.000   7/15/19    1,077,830
 1,000,000 Orange County, New York, Series A...... Aa1/NR    5.000   7/15/20    1,074,550
   500,000 Rockland County, New York, Series A.... A1/AA-    5.000   10/01/15     534,660
                                                                              -----------
                                                                               13,881,915
                                                                              -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2005

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date     Value
----------                                            -------- -------- -------- ----------
           Municipal Bonds (Continued)
           Healthcare--5.2%
$3,250,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+................... Aaa/AAA   5.000%  7/01/20  $3,453,840
   915,000 New York State Medical Care Facilities
           Finance Agency Revenue, Series A.......... Aa1/NR    6.375   11/15/20    935,395
 1,100,000 Westchester County, New York,
           Healthcare Corp., Series B................ Aaa/AAA   5.125   11/01/15  1,166,924
   400,000 Westchester County, New York,
           Healthcare Corp., Series B................ Aaa/AAA   5.250   11/01/11    430,748
                                                                                 ----------
                                                                                  5,986,907
                                                                                 ----------
           Housing--5.6%
   295,000 New York State Housing Finance Agency,
           Multi-Family Mortgage, Series A........... Aaa/AA    7.000   8/15/22     295,649
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 70............. Aa1/NR    5.375   10/01/17  1,027,170
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 80............. Aa1/NR    5.100   10/01/17  1,029,900
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 95............. Aa1/NR    5.500   10/01/17  1,043,150
 2,000,000 New York State Urban Development Corp..... Aaa/AAA   5.500   7/01/16   2,062,640
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program...................... Aa3/AA    5.000   12/01/18  1,058,360
                                                                                 ----------
                                                                                  6,516,869
                                                                                 ----------
           Industrial Development--2.8%
 2,175,000 Hempstead Township, New York, Industrial
           Development Agency (American Refinery Fuel
           Co. Project), MBIA Insured+............... Aaa/AAA   5.000   12/01/07  2,240,011
 1,000,000 Hempstead Township, New York, Industrial
           Development Agency (American Refinery Fuel
           Co. Project), MBIA Insured+............... Aaa/AAA   5.000   12/01/09  1,032,730
                                                                                 ----------
                                                                                  3,272,741
                                                                                 ----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2005


                                                         Moody's
Principal                                                  /S&P   Interest  Maturity
 Amount                                                  Ratings*   Rate      Date     Value
----------                                               -------- --------  -------- ----------
           Municipal Bonds (Continued)
           Other--2.6%
$1,000,000 Liberty, New York Development Corp.
           Revenue (Goldman Sachs Headquarters)......... Aa3/A+    5.000%   10/01/15 $1,082,140
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+   5.125    8/01/12   1,900,602
                                                                                     ----------
                                                                                      2,982,742
                                                                                     ----------
           Pre-Refunded/Escrowed Securities--8.5%
 1,000,000 Erie County, New York, Water Authority,
           Waterworks Revenue, Series A,
           AMBAC Insured+............................... Aaa/AAA   3.430(a) 12/01/06    971,030
 1,000,000 Metropolitan Transportation Authority New
           York, Transportation Facilities Revenue,
           Series B-2, MBIA Insured+, ETM............... Aaa/AAA   5.000    7/01/17   1,044,290
 1,000,000 New York State Dormitory Authority Lease
           Revenue, Series A............................  A2/A+    5.375    5/15/13   1,111,640
   860,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B.. NR/AA-    5.250    2/15/14     946,430
   600,000 New York State Dormitory Authority
           Revenue, New York Public Library, Series A,
           MBIA Insured+, ETM........................... Aaa/AAA   3.640(a) 7/01/10     510,948
   390,000 New York State Environmental Facilities
           Corp., Series C, ETM......................... Aaa/AAA   5.250    6/15/12     410,479
   135,000 New York State Housing Finance Agency,
           State University Construction, ETM........... Aaa/AAA   6.500    11/01/06    137,213
    15,000 New York State Thruway Authority,
           Highway and Bridges Trust Fund, Series A..... NR/AAA    5.000    4/01/09      15,905
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge
           Trust Fund, Series B, MBIA Insured+.......... Aaa/AAA   5.250    10/01/11  1,090,420
   990,000 New York State Urban Development Corp.,
           Personal Income Tax Facility, Series A.......  A1/AA    5.375    3/15/17   1,089,475

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2005


                                                    Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                             Ratings*   Rate     Date     Value
----------                                          -------- -------- -------- ----------
           Municipal Bonds (Continued)
$  750,000 Suffolk County, New York, Series B,
           FGIC Insured+........................... Aaa/AAA   5.000%  10/01/10 $  801,540
   500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, ETM.......... Aa2/AAA   5.500   1/01/07     511,160
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y, ETM.......... Aa2/AAA   6.000   1/01/12   1,101,540
                                                                               ----------
                                                                                9,742,070
                                                                               ----------
           Special Tax--20.4%
 1,500,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A............ A1/AA-    5.000   11/15/06  1,522,740
 2,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A,
           FGIC Insured+........................... Aaa/AAA   5.250   11/15/15  2,159,960
 1,850,000 Municipal Assistance Corp. for New York,
           Series G................................ Aaa/AAA   6.000   7/01/07   1,923,760
 1,000,000 Nassau County, New York, Interim Finance
           Authority, MBIA Insured+................ Aaa/AAA   5.000   11/15/16  1,084,270
 1,000,000 Nassau County, New York, Interim Finance
           Authority Sales Tax, Series A,
           AMBAC Insured+.......................... Aaa/AAA   5.000   11/15/17  1,075,330
 1,500,000 Nassau County, New York, Interim Finance
           Authority, Series B, AMBAC Insured+..... Aaa/AAA   5.000   11/15/16  1,608,780
 2,000,000 New York, New York, City Transitional
           Finance Authority, Series A............. Aa1/AAA   5.500   11/15/17  2,195,040
   930,000 New York, New York, City Transitional
           Finance Authority, Series B,
           MBIA-IBC Insured+....................... Aaa/AAA   4.750   11/15/15    960,820
 1,000,000 New York, New York, City Transitional
           Finance Authority, Series C............. Aa1/AAA   5.375   2/01/13   1,084,840
 1,000,000 New York, New York, City Transitional
           Finance Authority, Series C............. Aa1/AAA   5.375   2/15/14   1,085,470

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2005

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Dormitory Authority
           Revenue, State Personal Income Tax,
           Series A...................................  NR/AA    5.000%  3/15/16  $ 1,066,440
 1,000,000 New York State Local Government Assistance
           Corp., Series A............................  A1/AA    5.400   4/01/13    1,033,080
 1,500,000 New York State Local Government Assistance
           Corp., Series A............................  A1/AA    5.400   4/01/15    1,551,495
 2,000,000 New York State Local Government Assistance
           Corp., Series A-1.......................... Aaa/AAA   5.000   4/01/13    2,164,620
 1,000,000 New York State Local Government Assistance
           Corp., Series C............................  A1/AA    6.000   4/01/08    1,056,530
 1,000,000 New York State Thruway Authority Income
           Tax Revenue, Series A......................  A1/AA    2.000   3/15/06      996,560
 1,000,000 South Orangetown, New York, Central School
           District, Tax Anticipation Notes...........  NR/NR    3.750   6/30/06    1,002,410
                                                                                  -----------
                                                                                   23,572,145
                                                                                  -----------
           State Appropriation--15.2%
 1,000,000 New York State Dormitory Authority
           Revenue.................................... NR/AA-    5.000   7/01/18    1,063,770
 1,000,000 New York State Dormitory Authority
           Revenue, FGIC Insured+..................... NR/AAA    5.000   7/01/18    1,076,182
   250,000 New York State Dormitory Authority
           Revenue, Albany County..................... A3/AA-    5.500   4/01/08      260,893
 2,370,000 New York State Dormitory Authority
           Revenue, City University Construction,
           Series A, FGIC-TCRS Insured+............... Aaa/AAA   5.750   7/01/18    2,715,711
   140,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B NR/AA-    5.250   2/15/18      150,423
 1,500,000 New York State Dormitory Authority
           Revenue, Series B, VRN..................... A2/AA-    5.250   11/15/23   1,607,130
   800,000 New York State Dormitory Authority
           Revenue, State University, MBIA-IBC
           Insured+................................... Aaa/AAA   5.000   5/15/15      834,920

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2005

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date      Value
----------                                                 -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  500,000 New York State Dormitory Authority
           Revenue, State University Dormitory Facilities,
           Series A....................................... A1/AA-    5.500%  7/01/10  $   538,950
   500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, CAPMAC-ITC
           Insured+....................................... Aaa/AAA   5.250   5/15/15      550,105
 1,500,000 New York State Dormitory Authority
           Revenue, State University Educational
           Facilities, Series A, MBIA-IBC Insured+........ Aaa/AAA   5.875   5/15/11    1,670,235
 1,105,000 New York State Dormitory Authority
           Revenue, Upstate Community College,
           AMBAC Insured+................................. Aaa/AAA   5.000   3/15/12    1,165,609
   485,000 New York State Thruway Authority, Highway
           and Bridges Trust Fund, Series A............... NR/AAA    5.000   4/01/09      512,640
   750,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund........................................... A2/AA-    5.625   4/01/07      769,223
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund........................................... A2/AA-    6.000   4/01/07      516,465
 1,000,000 New York State Thruway Authority, Highway
           and Bridge, General Purpose, Series B, FSA
           Insured+....................................... Aaa/AAA   4.750   4/01/19    1,041,640
 3,000,000 New York State Urban Development Corp.,
           Correctional Facilities Service Contract,
           Series A....................................... A2/AA-    5.000   1/01/08    3,090,990
                                                                                      -----------
                                                                                       17,564,886
                                                                                      -----------
           Transportation--7.3%
 1,000,000 New York State Thruway Authority General
           Revenue, Series F, AMBAC Insured+.............. Aaa/AAA   5.000   1/01/19    1,070,290
 2,000,000 Port Authority of New York & New Jersey,
           Series 125..................................... Aaa/AAA   5.000   10/15/19   2,129,360
 1,000,000 Port Authority of New York & New Jersey,
           Series 128..................................... Aaa/AAA   5.000   11/01/18   1,068,440
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A...................... Aa2/AA-   5.250   1/01/16    1,079,960
   775,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B...................... Aa2/AA-   5.250   11/15/17     839,472

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2005

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- ------------
           Municipal Bonds (Continued)
$2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B.................... AA2/AA-   5.250%  11/15/16 $  2,172,540
                                                                                    ------------
                                                                                       8,360,062
                                                                                    ------------
           Utilities--14.1%
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A............  A3/A-    5.000   6/01/06     1,007,650
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A, AMBAC
           Insured+..................................... Aaa/AAA   5.500   12/01/10    1,088,830
 2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B............  A3/A-    5.250   6/01/14     2,177,599
 1,500,000 New York State Environmental Facilites Corp.,
           Clean Water Revolving Funds, New York City
           Municipal Water Project, Series D............ Aaa/AAA   5.250   6/15/14     1,664,415
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A... Aaa/AAA   7.000   6/15/12       150,458
     5,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C... Aa2/A+    7.200   3/15/11         5,034
 1,000,000 New York State Environmental Facilities
           Corp., Series B.............................. Aaa/AAA   5.250   6/15/17     1,078,770
   775,000 New York State Environmental Facilities
           Corp., Series B.............................. Aaa/AAA   5.250   6/15/19       836,047
 1,000,000 New York State Environmental Facilities
           Corp., Sub-Series E.......................... Aa1/AA    5.375   6/15/15     1,092,300
   110,000 New York State Environmental Facilities
           Corp., Unrefunded Balance, Series C.......... Aaa/AAA   5.250   6/15/12       115,617
 2,500,000 New York State Power Authority, Series A..... Aa2/AA-   5.000   11/15/17    2,676,774
   750,000 New York State Power Authority, Series A..... Aa2/AA-   5.500   11/15/10      757,695
 1,450,000 New York State Power Authority, Series A..... Aa2/AA-   5.250   11/15/16    1,575,092
 1,500,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+............ Aaa/AAA   4.000   6/01/14     1,521,945
   500,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+............ Aaa/AAA   5.100   6/01/07       512,810
                                                                                    ------------
                                                                                      16,261,036
                                                                                    ------------
           Total Municipal Bonds
           (Cost $111,127,141)..........................                             113,184,006
                                                                                    ------------


See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2005

Number of                                                               Interest
 Shares                                                                   Rate        Value
---------                                                               --------   ------------
          Tax-exempt Money Market Fund--0.7%
 832,364  BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares)
          (Cost $832,364)..............................................  3.100%(b) $    832,364
                                                                                   ------------
          Total Investments
          (Cost $111,959,505)(c)--98.9%................................             114,016,370
          Other assets less liabilities--1.1%..........................               1,318,048
                                                                                   ------------
          Net Assets--100.0%...........................................            $115,334,418
                                                                                   ------------

AMBAC     American Municipal Bond Assurance Corp.
CAPMAC-ITCCapital Markets Assurance Corp.--Insured Trust Certificate.
ETM       Escrowed to maturity.
FGIC      Financial Guaranty Insurance Company.
FGIC-TCRS Financial Guaranty Insurance Company--Transferable Custodial Receipts.
FSA       Federal Security Association.
MBIA      Municipal Bond Investor Assurance.
MBIA-IBC  Municipal Bond Investor Assurance--Insured Bond Certificate.
NR        Not Rated.
VRN Variable Rate Note. Coupon show is in effect at December 31, 2005. Date represents ultimate maturity date.
*         Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2005.
(b)       Represents annualized 7 day yield at December 31, 2005.
(c) The cost of investments for Federal income tax purposes is $111,959,429. At December 31, 2005, net unrealized appreciation was $2,056,941 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,354,965 and aggregate gross unrealized depreciation of $298,024.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statement of Assets and Liabilities

         December 31, 2005

         Assets:
           Non-affiliated investments at market value,
            (Cost $111,127,141)........................... $113,184,006
           Affiliated investments at market value,
            (Cost $832,364)...............................      832,364
           Receivables:
            Interest......................................    1,505,228
            Capital stock sold............................          500
           Other assets...................................       12,220
                                                           ------------
            Total Assets..................................  115,534,318
                                                           ------------
         Liabilities:
           Payables:
            Dividends.....................................      105,111
            Services provided by The Bank of New
             York.........................................       42,812
           Accrued expenses and other liabilities.........       51,977
                                                           ------------
            Total Liabilities.............................      199,900
                                                           ------------
         Net Assets:...................................... $115,334,418
                                                           ------------
         Sources of Net Assets:
           Capital stock @ par............................ $     10,736
           Paid in capital................................  113,234,987
           Undistributed net investment income............           76
           Accumulated net realized gain on investments...       31,754
           Net unrealized appreciation on investments.....    2,056,865
                                                           ------------
         Net Assets....................................... $115,334,418
                                                           ------------
         Class A Shares:
           Net assets..................................... $ 20,164,323
                                                           ------------
           Shares outstanding.............................    1,875,775
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.75
           Maximum sales charge--4.25% of public offering
            price.........................................         0.48
                                                           ------------
           Maximum offering price......................... $      11.23
                                                           ------------
         Class C Shares:
           Net assets..................................... $     10,165
                                                           ------------
           Shares outstanding.............................          946
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.75
                                                           ------------
         Institutional Shares:
           Net assets..................................... $ 95,159,930
                                                           ------------
           Shares outstanding.............................    8,858,786
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.74
                                                           ------------
         Class A Shares authorized @ $.001 par value......  200,000,000
         Class C Shares authorized @ $.001 par value......  200,000,000
         Institutional Shares authorized @ $.001 par
          value...........................................  200,000,000

                            Statement of Operations

                     For the Year ended December 31, 2005

        Investment Income:
          Interest......................................... $ 4,356,475
          Interest from affiliated fund....................      38,004
                                                            -----------
                                                              4,394,479
                                                            -----------
        Expenses:
          Advisory.........................................     570,924
          Administration...................................     128,191
          Transfer agent...................................      56,747
          12b-1 fee--Class A Shares........................      53,433
                    Class C Shares.........................         101
          Registration and filings.........................      29,165
          Directors........................................      24,962
          Custodian........................................      14,671
          Audit............................................      13,510
          Legal............................................       4,937
          Reports to shareholders..........................       3,753
          Insurance........................................       2,326
          Cash management..................................       1,259
          Other............................................      25,829
                                                            -----------
           Total Expenses..................................     929,808
          Fees waived by The Bank of New York
           (Note 3)........................................    (202,318)
          Earnings credit adjustment (Note 3)..............        (237)
                                                            -----------
           Net Expenses....................................     727,253
                                                            -----------
           Net Investment Income...........................   3,667,226
                                                            -----------
        Realized and Unrealized Gain(Loss) on
         Investments:
          Net realized gain on investments.................     122,079
          Decrease in unrealized appreciation/depreciation
           on investments..................................  (1,617,169)
                                                            -----------
          Net realized and unrealized loss on investments..  (1,495,090)
                                                            -----------
          Net increase in net assets resulting from
           operations...................................... $ 2,172,136
                                                            -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                          Year Ended December 31,
                                                                        --------------------------
                                                                            2005          2004
                                                                        ------------  ------------
Operations:
  Net investment income................................................ $  3,667,226  $  3,375,946
  Net realized gain on investments.....................................      122,079       278,089
  Decrease in unrealized appreciation/depreciation on investments......   (1,617,169)   (1,026,861)
                                                                        ------------  ------------
   Net increase in net assets resulting from operations................    2,172,136     2,627,174
                                                                        ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.................     (642,248)     (718,563)
                                      Class C Shares...................         (228)          (79)
                                     Institutional Shares..............   (3,024,712)   (2,657,218)
  Distributions from capital gains: Class A Shares.....................      (24,667)      (55,106)
                             Class C Shares............................          (12)          (21)
                              Institutional Shares.....................     (113,667)     (211,045)
                                                                        ------------  ------------
                                                                          (3,805,534)   (3,642,032)
                                                                        ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.....................    1,257,160       932,580
                             Class C Shares............................           --        20,001
                             Institutional Shares......................   23,277,073    32,044,288
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares.........................      504,197       593,405
                            Class C Shares.............................          239            73
                            Institutional Shares.......................      433,383       547,837
  Value of capital stock repurchased: Class A Shares...................   (4,140,146)   (4,750,383)
                                 Class C Shares........................           --       (10,000)
                                 Institutional Shares..................  (15,924,303)  (15,283,900)
                                                                        ------------  ------------
  Net increase in net assets resulting from capital stock transactions.    5,407,603    14,093,901
                                                                        ------------  ------------
   Increase in Net Assets..............................................    3,774,205    13,079,043
Net Assets:
  Beginning of year....................................................  111,560,213    98,481,170
                                                                        ------------  ------------
  End of year (includes undistributed net investment income of $76 at
   December 31, 2005 and $668 at December 31, 2004).................... $115,334,418  $111,560,213
                                                                        ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares..........................................      116,329        85,267
            Class C Shares.............................................           --         1,833
            Institutional Shares.......................................    2,146,822     2,937,126
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares...................................       46,593        54,343
                   Class C Shares......................................           23             7
                  Institutional Shares.................................       40,158        50,254
  Shares repurchased: Class A Shares...................................     (382,473)     (438,177)
                  Class C Shares.......................................           --          (917)
                  Institutional Shares.................................   (1,470,700)   (1,400,946)
                                                                        ------------  ------------
   Net increase........................................................      496,752     1,288,790
  Shares outstanding, beginning of year................................   10,238,755     8,949,965
                                                                        ------------  ------------
  Shares outstanding, end of year......................................   10,735,507    10,238,755
                                                                        ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Financial Highlights

                                                                     Class A Shares
                                                       ------------------------------------------
                                                                 Year Ended December 31,
                                                       ------------------------------------------
                                                         2005     2004     2003     2002   2001(a)
                                                       -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 10.90  $ 11.01  $ 11.02  $ 10.56  $10.55
                                                       -------  -------  -------  -------  ------
Gain (loss) from investment operations
Net investment income/(b)/............................    0.33     0.32     0.35     0.36    0.38
Net realized and unrealized gain (loss) on investments   (0.14)   (0.08)    0.04     0.51    0.09
                                                       -------  -------  -------  -------  ------
 Total from investment operations.....................    0.19     0.24     0.39     0.87    0.47
                                                       -------  -------  -------  -------  ------
Dividends and distributions
Dividends from net investment income..................   (0.33)   (0.32)   (0.35)   (0.37)  (0.38)
Distributions from capital gains......................   (0.01)   (0.03)   (0.05)   (0.04)  (0.08)
                                                       -------  -------  -------  -------  ------
 Total dividends and distributions....................   (0.34)   (0.35)   (0.40)   (0.41)  (0.46)
                                                       -------  -------  -------  -------  ------
Net asset value at end of year........................ $ 10.75  $ 10.90  $ 11.01  $ 11.02  $10.56
                                                       -------  -------  -------  -------  ------
TOTAL RETURN:
Total investment return based on net asset value/(c)/.    1.76%    2.19%    3.57%    8.42%   4.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $20,164  $22,844  $26,354  $29,758  $7,099
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York...............................................    0.84%    0.94%    1.04%    1.04%   1.04%
 Expenses, prior to waiver from The Bank of New
   York...............................................    1.02%    1.11%    1.17%    1.22%   1.34%
 Net investment income, net of waiver from The Bank
   of New York........................................    3.00%    2.93%    3.15%    3.33%   3.59%
Portfolio turnover rate...............................      16%      11%      10%      13%     17%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                               Class C Shares
                                                       ---------------------------
                                                                     For the period
                                                        Year Ended  August 24, 2004*
                                                       December 31,      through
                                                           2005     December 31, 2004
                                                       ------------ -----------------
PER SHARE DATA:
Net asset value at beginning of period................    $10.90         $10.91
                                                          ------         ------
Gain (loss) from investment operations
Net investment income/(a)/............................      0.24           0.09
Net realized and unrealized gain (loss) on investments     (0.14)            --
                                                          ------         ------
 Total from investment operations.....................      0.10           0.09
                                                          ------         ------
Dividends and distributions
Dividends from net investment income..................     (0.24)         (0.08)
Distributions from capital gains......................     (0.01)         (0.02)
                                                          ------         ------
 Total dividends and distributions....................     (0.25)         (0.10)
                                                          ------         ------
Net asset value at end of year........................    $10.75         $10.90
                                                          ------         ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.      0.99%          1.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).............    $   10         $   10
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....      1.59%          1.59%**
 Expenses, prior to waiver from The Bank of New York..      1.78%          1.79%**
 Net investment income, net of waiver from The Bank of
   New York...........................................      2.25%          2.24%**
Portfolio turnover rate...............................        16%            11%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                  Institutional Shares
                                                      -------------------------------------------
                                                                Year Ended December 31,
                                                      -------------------------------------------
                                                        2005     2004     2003     2002   2001(a)
                                                      -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year................. $ 10.89  $ 11.00  $ 11.02  $ 10.55  $ 10.54
                                                      -------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income/(b)/...........................    0.35     0.35     0.37     0.39     0.41
Net realized and unrealized gain (loss) on
  investments........................................   (0.14)   (0.08)    0.03     0.52     0.09
                                                      -------  -------  -------  -------  -------
 Total from investment operations....................    0.21     0.27     0.40     0.91     0.50
                                                      -------  -------  -------  -------  -------
Dividends and distributions
Dividends from net investment income.................   (0.35)   (0.35)   (0.37)   (0.40)   (0.41)
Distributions from capital gains.....................   (0.01)   (0.03)   (0.05)   (0.04)   (0.08)
                                                      -------  -------  -------  -------  -------
 Total dividends and distributions...................   (0.36)   (0.38)   (0.42)   (0.44)   (0.49)
                                                      -------  -------  -------  -------  -------
Net asset value at end of year....................... $ 10.74  $ 10.89  $ 11.00  $ 11.02  $ 10.55
                                                      -------  -------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net asset value/(c)/    2.01%    2.35%    3.71%    8.79%    4.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $95,160  $88,706  $72,127  $55,992  $44,164
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York..............................................    0.59%    0.68%    0.79%    0.79%    0.79%
 Expenses, prior to waiver from The Bank of New
   York..............................................    0.77%    0.85%    0.93%    0.97%    1.10%
 Net investment income, net of waiver from The
   Bank of New York..................................    3.26%    3.19%    3.39%    3.58%    3.83%
Portfolio turnover rate..............................      16%      11%      10%      13%      17%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         December 31, 2005


                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date     Value
----------                                                 -------- -------- -------- ----------
           Municipal Bonds--98.3%
           Education--21.5%
$2,000,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............... Aaa/AAA   4.750%  6/01/16  $2,093,120
 1,260,000 Connecticut State Health & Educational
           Facility Authority Revenue, (Connecticut State
           University), Series H, FSA Insured+............ Aaa/AAA   5.000   11/01/14  1,374,799
 2,500,000 District of Columbia (Georgetown University),
           Series A, MBIA Insured+........................ Aaa/AAA   6.000   4/01/18   2,680,900
 5,000,000 Illinois Educational Facility Authority
           Revenues, (University of Chicago), Series B-1,
           VRDN........................................... Aa1/AA    3.450   7/01/36   4,994,050
 1,105,000 Indiana State Financial Authority Revenue,
           (Collegiate Project)........................... Aa2/AA    3.750   5/01/10   1,115,674
 1,000,000 Indiana State Financial Authority Revenue,
           (Collegiate Project)........................... Aa2/AA    5.000   5/01/15   1,082,080
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+.................................. Aaa/AAA   5.000   8/01/11   1,523,981
 2,825,000 Metropolitan Govt. Nashville and Davidson
           County, Tennessee, H & E Facility (Vanderbilt
           University).................................... Aa2/AA    5.000   10/01/19  2,983,511
 1,000,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Carleton College)........... Aa2/NR    5.300   11/01/13  1,036,030
 1,410,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Macalester College),
           Series 6B...................................... Aa3/NR    5.000   3/01/14   1,526,057
 2,050,000 New Jersey State Educational Facility Authority
           Revenue (Institues of Technology), Series B,
           AMBAC Insured+................................. Aaa/AAA   5.000   7/01/21   2,173,349
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Rowan University), Series C, FGIC
           Insured+....................................... Aaa/AAA   5.250   7/01/13   1,087,570
 1,140,000 New York State Dormitory Authority
           Revenue (Barnard College), AMBAC
           Insured+....................................... Aaa/AAA   5.250   7/01/16   1,184,802

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2005

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A....... Aaa/AAA   5.250%  7/01/21  $ 2,152,580
 1,000,000 New York State Dormitory Authority
           Revenue (Cornell University).................. Aa1/AA+   5.400   7/01/14    1,033,520
 1,000,000 Private Colleges & Universities Authority
           (Emory University Project), Series A.......... Aa2/AA    5.500   11/01/06   1,018,670
 1,500,000 Rio Grande City, Texas, Consolidated
           Independent School District, PSF-GTD.......... NR/AAA    5.000   8/15/26    1,573,530
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+...................... Aaa/AAA   5.500   10/01/14   1,106,440
 1,000,000 Swarthmore Borough Authority, Pennsylvania
           (Swarthmore College).......................... Aa1/AA+   5.000   9/15/08    1,042,910
 1,000,000 Swarthmore Borough Authority, Pennsylvania
           (Swarthmore College).......................... Aa1/AA+   5.250   9/15/09    1,064,000
   280,000 Texas A & M University Revenue................ Aa1/AA+   5.000   5/15/08      286,054
 2,260,000 Texas A & M University Revenue, Series A...... Aa1/AA+   5.375   5/15/15    2,443,353
 2,000,000 Texas Technical University Revenue, Series 9,
           AMBAC Insured+................................ Aaa/AAA   5.000   2/15/12    2,149,180
 5,000,000 University of Illinois, Auxiliary Facilities
           System, Series A, MBIA Insured+............... Aaa/AAA   5.000   4/01/26    5,252,849
 2,405,000 University of Maryland Systems Auxiliary
           Facilities & Tuition Revenue, Series A........ Aa2/AA    5.000   4/01/17    2,573,711
 4,000,000 University of Nebraska, Lincoln Student Fees &
           Facilities, Series B.......................... Aa2/AA-   5.000   7/01/28    4,139,680
 1,000,000 University of North Carolina, Series A........ Aa1/AA+   5.000   12/01/12   1,083,450
 1,665,000 University of Virginia, Series B.............. Aaa/AAA   5.000   6/01/18    1,783,065
                                                                                     -----------
                                                                                      53,558,915
                                                                                     -----------
           General Obligations--27.9%
 1,000,000 Aldine, Texas, Independent School District,
           PSF-GTD....................................... Aaa/AAA   5.375   2/15/09    1,021,300
 1,800,000 Anchorage, Alaska, Series A, MBIA
           Insured+...................................... Aaa/AAA   5.500   6/01/20    1,992,564

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2005

                                                            Moody's
Principal                                                     /S&P   Interest Maturity
 Amount                                                     Ratings*   Rate     Date     Value
----------                                                  -------- -------- -------- ----------
           Municipal Bonds (Continued)
$3,000,000 Austin, Texas................................... Aa2/AA+   5.000%  9/01/17  $3,182,430
 1,000,000 Bushland, Texas, Independent School District,
           PSF-GTD......................................... NR/AAA    5.000   2/15/28   1,035,690
 5,000,000 California State Economic Recovery,
           Series A........................................ Aa3/AA-   5.000   7/01/15   5,413,600
 2,800,000 Charlotte, North Carolina, Series C............. Aaa/AAA   5.000   4/01/13   3,047,184
 3,000,000 Chicago, Illinois, FSA Insured+................. Aaa/AAA   5.500   1/01/12   3,295,080
 3,800,000 Chicago, Illinois, Series A, FSA Insured+....... Aaa/AAA   5.250   1/01/29   4,058,172
 1,080,000 Chicago, Illinois, Park District, Series C, FGIC
           Insured+........................................ Aaa/AAA   5.500   1/01/17   1,169,834
 3,095,000 Columbus, Ohio, Series D........................ Aaa/AAA   4.500   12/15/26  3,124,650
 1,000,000 Connecticut State, Series D, FSA Insured+....... Aaa/AAA   5.000   8/01/07   1,026,610
 2,000,000 Durham County, North Carolina, Series B......... Aaa/AAA   5.000   4/01/15   2,145,340
 1,300,000 Harris County, Texas............................ Aa1/AA+   5.000   8/15/14   1,332,253
   390,000 Houston, Texas, Public Improvement,
           Series A........................................ Aa3/AA-   5.250   3/01/13     408,782
 3,000,000 Houston, Texas, School District................. Aaa/AAA   5.000   2/15/19   3,189,570
 2,000,000 Illinois State, 1st Series...................... Aa3/AA    5.000   8/01/07   2,051,660
 1,140,000 King County, Washington, Public
           Transportation, Series A........................ Aa1/AA+   5.000   12/01/14  1,197,103
 1,575,000 Klein, Texas, Independent School District....... Aaa/AAA   5.000   8/01/19   1,659,263
 1,340,000 Minnesota State................................. Aa1/AAA   5.000   11/01/18  1,394,498
 1,290,000 Montana State, Long Range Building Program,
           Series D........................................ Aa3/AA-   5.000   8/01/08   1,345,431
 1,260,000 Nevada State Municipal Bond Bank Projects
           #66 & #67, Series A............................. Aa2/AA    5.250   5/15/10   1,315,780
 2,300,000 New York, New York..............................  A1/A+    5.000   8/01/08   2,389,838
 5,000,000 New York, New York..............................  A1/A+    5.000   8/01/09   5,241,450
 1,300,000 Ohio State Revenue, AMBAC Insured+.............. Aaa/AAA   5.000   10/01/11  1,398,982
 3,000,000 Plano, Texas, Independent School District,
           PSF-GTD......................................... Aaa/AAA   5.000   2/15/18   3,161,820
 2,155,000 Raleigh, North Carolina, Public Improvement,
           Series A........................................ Aaa/AAA   3.250   4/01/16   1,993,763

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2005

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,650,000 Socorro, Texas, Independent School District,
           PSF-GTD..................................... NR/AAA    5.375%  8/15/19  $ 1,776,968
 2,755,000 Texas State Refunding Water Financial
           Assistance, Series A & C.................... Aa1/AA    5.000   8/01/09    2,863,382
 3,385,000 Texas State Water Development............... Aa1/AA    5.500   8/01/16    3,493,388
 1,490,000 Washington State, Series R-98A.............. Aa1/AA    5.000   7/01/12    1,523,316
 1,250,000 Washington State, Series R-98A.............. Aa1/AA    5.000   7/01/14    1,277,950
                                                                                   -----------
                                                                                    69,527,651
                                                                                   -----------
           Housing--5.3%
 1,740,000 California Statewide Community Development
           Authority Revenue........................... Aaa/AAA   5.250   7/01/15    1,897,435
 1,210,000 Colorado Housing & Finance Authority Single
           Family Mortgage, Class I-A-4................ Aaa/AAA   4.900   11/01/11   1,253,500
 1,000,000 Liberty, New York, Development Corp.
           Revenue, (Goldman Sachs Headquarters)....... Aa3/A+    5.000   10/01/15   1,082,140
   715,000 Maine State Housing Authority-Housing
           Mortgage Finance Program, Series C.......... Aa1/AA+   5.300   11/15/23     745,180
 1,155,000 Missouri State Housing Development Single
           Family Mortgage Revenue (Homeown Loan
           Program), Series A, GNMA/FNMA
           Insured+.................................... NR/AAA    5.050   9/01/24    1,181,692
 1,470,000 Nebraska Housing Finance Authority Single
           Family, Series D, GNMA/FNMA/FHLMC
           Insured+.................................... NR/AAA    5.250   9/01/22    1,511,175
 1,500,000 New York State Mortgage Agency,
           Series 101.................................. Aa1/NR    5.000   10/01/18   1,530,675
 1,000,000 Pennsylvania Housing Finance Agency Single
           Family Mortgage, Series 73B................. Aa2/AA+   5.000   4/01/16    1,032,340
 1,950,000 Texas State Department of Housing and
           Community Affairs, Series A, GNMA/FNMA/
           MBIA Insured+............................... Aaa/AAA   5.450   9/01/23    2,029,735
   855,000 Vermont Housing Finance Agency, Series 16A,
           FSA Insured+................................ Aaa/AAA   4.850   5/01/11      860,891
                                                                                   -----------
                                                                                    13,124,763
                                                                                   -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2005

                                                              Moody's
Principal                                                       /S&P   Interest Maturity
 Amount                                                       Ratings*   Rate     Date     Value
----------                                                    -------- -------- -------- ----------
           Municipal Bonds (Continued)
           Other--3.9%
$1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+.................................... Aa1/AA+   5.250%  8/01/13  $1,057,190
 1,000,000 Garden State Preservation Trust, New Jersey
           Open Space & Farmland, Series C, FSA
           Insured+.......................................... Aaa/AAA   5.125   11/01/16  1,105,500
 1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A.......................................... Aa2/AA+   5.000   2/01/22   1,048,320
 1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A.......................................... Aa2/AA+   5.000   2/01/23   1,045,260
 5,200,000 Oklahoma Development Finance Authority
           Revenue (Samuel Roberts Noble, Inc.).............. Aaa/AAA   5.000   5/01/08   5,403,736
                                                                                         ----------
                                                                                          9,660,006
                                                                                         ----------
           Pre-Refunded/Escrowed Securities--12.8%
 1,000,000 Jacksonville, Florida, Health Facilities Authority
           Hospital Revenue (Charity Obligation Group),
           Series C, ETM..................................... Aa2/NR    4.875   8/15/07   1,025,080
 1,135,000 Lower Colorado River Authority, Texas,
           Revenue, FSA Insured+, ETM........................ Aaa/AAA   5.000   1/01/15   1,236,219
   115,000 Monroe County, New York, AMBAC
           Insured+.......................................... Aaa/AAA   6.000   6/01/11     116,306
 5,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, MBIA Insured+.................. Aaa/AAA   5.500   1/01/25   5,387,900
    45,000 New Jersey State Turnpike Authority
           Revenue, ETM...................................... Aaa/AAA   5.875   1/01/08      46,253
   615,000 New York City, New York, Transitional
           Finance Authority Revenue, (Future Tax),
           Series A.......................................... Aa1/AAA   5.375   11/15/21    681,918
 3,000,000 New York City, New York, Transitional
           Finance Authority Revenue, Series B, ETM.......... Aa1/AAA   5.100   11/15/07  3,100,050
 8,505,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM.............. Aaa/BBB   5.000   1/01/17   9,212,275

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2005

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$4,000,000 North Carolina Municipal Power Agency
           No. 1, Catawaba Electric Revenue, ETM..... A3/AAA    5.500%  1/01/13  $ 4,389,880
 1,000,000 Omaha, Nebraska, Series A, ETM............ Aaa/AAA   6.500   12/01/16   1,232,370
 5,000,000 Portland, Oregon, Sewer System Revenue,
           Series A.................................. Aaa/AAA   5.750   8/01/18    5,483,100
                                                                                 -----------
                                                                                  31,911,351
                                                                                 -----------
           Special Tax--4.8%
 1,100,000 Chicago, Illinois, Sales Tax Revenue, FGIC
           Insured+.................................. Aaa/AAA   5.000   1/01/08    1,134,661
   100,000 Indiana Bond Bank Revenue, Series A....... NR/AAA    5.750   2/01/06      100,210
 2,000,000 Indianapolis Industrial Local Public
           Improvement Bank, Series A................ Aaa/AAA   5.500   2/01/08    2,086,300
 3,385,000 New York, New York City Transitional
           Finance Authority Revenue, (Future Tax),
           Series A.................................. Aa1/AAA   5.375   11/15/21   3,677,025
 2,000,000 New York State Local Government Assistance
           Corp., Series A, AMBAC Insured+........... Aaa/AAA   5.000   4/01/09    2,058,240
   100,000 New York State Local Government Assistance
           Corp., Series A, VRDN..................... Aa2/AA-   2.950   4/01/22      100,000
 2,595,000 New York State Local Government Assistance
           Corp., Series C...........................  A1/AA    6.000   4/01/12    2,873,158
                                                                                 -----------
                                                                                  12,029,594
                                                                                 -----------
           State Appropriation--4.7%
 2,000,000 Metropolitan Transportation Authority,
           Series A, FGIC Insured+................... Aaa/AAA   5.250   4/01/13    2,098,460
 3,000,000 New York State Dormitory Authority
           Revenue State University Educational
           Facilities................................ A2/AA-    6.000   5/15/07    3,103,170
 2,450,000 New York State Dormitory Authority
           Revenue, 4201 School Program.............. A3/AA-    5.000   7/01/08    2,536,142
 3,600,000 New York State Dormitory Authority
           Revenue, Series B, VRDN................... A2/AA-    5.250   11/15/23   3,857,112
                                                                                 -----------
                                                                                  11,594,884
                                                                                 -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2005

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Municipal Bonds (Continued)
           Transportation--7.3%
$1,880,000 Florida State Turnpike Authority, AMBAC
           Insured+.................................... Aaa/AAA   5.000%  7/01/21  $ 2,019,891
 4,470,000 Metropolitan Washington Airport Authority,
           General Airport Revenue, Series B, MBIA
           Insured+.................................... Aaa/AAA   5.250   10/01/12   4,687,510
 2,100,000 New Hampshire State Turnpike System
           Revenue, FSA Insured+....................... Aaa/AAA   5.250   10/01/17   2,271,108
 3,340,000 New Jersey State Transportation Trust Fund
           Authority Revenue........................... Aaa/AAA   5.500   6/15/22    3,736,057
 1,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, FGIC Insured+............ Aaa/AAA   5.000   1/01/19    1,065,060
 1,200,000 New Jersey State Turnpike Authority
           Revenue, Series C, MBIA-IBC Insured+........ Aaa/AAA   6.500   1/01/08    1,274,556
 1,000,000 New York State Bridge Authority Revenue..... Aa2/AA-   5.000   1/01/07    1,017,030
 2,105,000 Port of Seattle, Washington, Revenue, Series
           A, FGIC Insured+............................ Aaa/AAA   6.000   10/01/07   2,200,167
                                                                                   -----------
                                                                                    18,271,379
                                                                                   -----------
           Utilities--9.7%
 3,150,000 Dade County, Florida, Water & Sewer System
           Revenue, FGIC Insured+...................... Aaa/AAA   6.250   10/01/07   3,304,602
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A, FSA
           Insured+.................................... Aaa/AAA   5.500   7/01/13    1,101,070
 1,960,000 Grant County, Washington, Public Utility
           District No. 2, Series B, FGIC Insured+..... Aaa/AAA   5.250   1/01/24    2,063,390
 2,500,000 Long Island Power Authority, New York,
           Electric System Revenue, Series A, FSA
           Insured+.................................... Aaa/AAA   5.000   12/01/15   2,610,550
 4,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B...........  A3/A-    5.250   12/01/12   4,335,439
 2,000,000 Michigan Municipal Bond Authority Revenue,
           Clean Water Revolving Fund.................. Aaa/AAA   5.250   10/01/18   2,147,400
   140,000 Nebraska Public Power District Revenue,
           Series A, MBIA Insured+..................... Aaa/AAA   5.250   1/01/14      146,171

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2005

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- ------------
           Municipal Bonds (Continued)
$2,000,000 New York State Environmental Facilities
           Corp., Clean Water Revolving Funds,
           New York City Municipal Water Project,
           Series D................................... Aaa/AAA   5.000%  6/15/21  $  2,117,480
 2,000,000 New York State Power Authority, Series A... Aa2/AA-   5.000   11/15/19    2,129,960
 2,340,000 Omaha, Nebraska, Public Power District,
           Series A...................................  NR/AA    7.625   2/01/12     2,648,787
 1,320,000 Rhode Island Clean Water Protection Finance
           Agency, Series A........................... Aaa/AAA   5.000   10/01/11    1,400,890
                                                                                  ------------
                                                                                    24,005,739
                                                                                  ------------
           Waste Management--0.4%
 1,000,000 Connecticut State Resource Recovery
           Authority, Series A, MBIA Insured+......... Aaa/AAA   5.500   11/15/12    1,038,040
                                                                                  ------------
           Total Municipal Bonds
           (Cost $241,639,417)........................                             244,722,322
                                                                                  ------------
           Total Investments
           (Cost $241,639,417)(a)--98.3%..............                             244,722,322
           Other assets less liabilities--1.7%........                               4,197,162
                                                                                  ------------
           Net Assets--100.0%.........................                            $248,919,484
                                                                                  ------------

AMBAC  American Municipal Bond Assurance Corp.
ETM    Escrowed to maturity.
FGIC   Financial Guaranty Insurance Company.
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association.
FSA    Financial Security Assurance.
GNMA   Government National Mortgage Association.
MBIA   Municipal Bond Investors Assurance.
MBIA-IBCMunicipal Bond Investors Assurance-Insured Bond Certificate.
NR     Not Rated.
PSF-GTDPermanent School Fund Guarantee.
VRDN Variable Rate Demand Note, rate shown is in effect at December 31, 2005. Date represents ultimate maturity.
*      Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) The cost of investments for Federal income tax purposes is $241,611,041. At December 31, 2005, net unrealized appreciation was $3,111,281 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,979,345 and aggregate gross unrealized depreciation of $868,064.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Diversification of State

         December 31, 2005

                                                           % of
                                                          Total
                                              Value     Net Assets
                                           ------------ ----------
             Alaska....................... $  1,992,564     0.8%
             California...................    7,311,035     2.9
             Colorado.....................    3,346,620     1.3
             Connecticut..................    3,439,449     1.4
             District of Columbia.........    7,368,410     3.0
             Florida......................    6,349,573     2.6
             Georgia......................    1,018,670     0.4
             Illinois.....................   21,956,306     8.9
             Indiana......................    5,908,245     2.4
             Maine........................      745,180     0.3
             Maryland.....................    2,573,711     1.0
             Michigan.....................    2,147,400     0.9
             Minnesota....................    3,956,585     1.6
             Missouri.....................    1,181,692     0.5
             Montana......................    1,345,431     0.5
             Nebraska.....................    9,678,183     3.9
             Nevada.......................    1,315,780     0.5
             New Hampshire................    2,271,108     0.9
             New Jersey...................   15,876,245     6.3
             New York.....................   52,084,234    20.9
             North Carolina...............   23,965,472     9.6
             Ohio.........................    4,523,632     1.8
             Oklahoma.....................    5,403,736     2.2
             Oregon.......................    5,483,100     2.2
             Pennsylvania.................    3,139,250     1.2
             Rhode Island.................    1,400,890     0.6
             Tennessee....................    2,983,511     1.2
             Texas........................   33,949,358    13.7
             Vermont......................      860,891     0.3
             Virginia.....................    1,783,065     0.7
             Washington...................    9,362,996     3.8
                                           ------------   -----
             Total investments............  244,722,322    98.3
             Other assets less liabilities    4,197,162     1.7
                                           ------------   -----
             Net Assets................... $248,919,484   100.0%
                                           ------------   -----

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statement of Assets and Liabilities

         December 31, 2005

         ASSETS:
           Non-affiliated investments at market value,
            (Cost $241,639,417)........................... $244,722,322
           Cash...........................................    1,225,370
           Receivables:
            Interest......................................    3,864,589
           Other assets...................................        9,623
                                                           ------------
            Total Assets..................................  249,821,904
                                                           ------------
         LIABILITIES:
           Payables:
            Capital stock repurchased.....................      475,112
            Dividends.....................................      225,949
            Services provided by The Bank of New
             York.........................................      131,328
           Accrued expenses and other liabilities.........       70,031
                                                           ------------
            Total Liabilities.............................      902,420
                                                           ------------
         NET ASSETS:...................................... $248,919,484
                                                           ------------
         SOURCES oF NET ASSETS:
           Capital stock @ par............................ $     25,249
           Paid in capital................................  245,607,760
           Undistributed net investment income............       30,735
           Accumulated net realized gain on
            investments...................................      172,835
           Net unrealized appreciation on
            investments...................................    3,082,905
                                                           ------------
         Net Assets....................................... $248,919,484
                                                           ------------
         CLASS A SHARES:
           Net assets..................................... $  1,667,216
                                                           ------------
           Shares outstanding.............................      168,753
                                                           ------------
           Net asset value, offering price and
            repurchase price per share.................... $       9.88
           Maximum sales charge--4.25% of public
            offering price................................         0.44
                                                           ------------
           Maximum offering price......................... $      10.32
                                                           ------------
         INSTITUTIONAL SHARES:
           Net assets..................................... $247,252,268
                                                           ------------
           Shares outstanding.............................   25,080,510
                                                           ------------
           Net asset value, offering price and
            repurchase price per share.................... $       9.86
                                                           ------------
           Class A Shares authorized @ $.001 par
            value.........................................  200,000,000
         Institutional Shares authorized @ $.001 par value  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

           INVESTMENT INCOME:
             Interest.................................. $10,213,126
             Interest from affiliated fund.............      44,426
                                                        -----------
                                                         10,257,552
                                                        -----------
           EXPENSES:
             Advisory..................................   1,316,825
             Administration............................     296,448
             Transfer agent............................      54,911
             Registration and filings..................      26,830
             Directors.................................      25,061
             Custodian.................................      24,976
             Reports to shareholders...................      14,995
             Audit.....................................      14,424
             Legal.....................................      12,647
             Insurance.................................       5,244
             12b-1 fee--Class A Shares.................       4,711
             Cash management...........................       2,228
             Other.....................................      19,047
                                                        -----------
              Total Expenses...........................   1,818,347
             Earnings credit adjustment (Note 3).......         (39)
                                                        -----------
              Net Expenses.............................   1,818,308
                                                        -----------
              Net Investment Income....................   8,439,244
                                                        -----------
           REALIZED AND UNREALIZED GAIN(LOSS)
            ON INVESTMENTS:
             Net realized gain on investments..........   1,419,016
             Decrease in unrealized appreciation/
              depreciation on investments..............  (6,185,685)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................  (4,766,669)
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $ 3,672,575
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                             Year Ended December 31,
                                                                           --------------------------
                                                                               2005          2004
                                                                           ------------  ------------
Operations:
  Net investment income................................................... $  8,439,244  $  8,546,328
  Net realized gain on investments........................................    1,419,016     1,735,068
  Decrease in unrealized appreciation/depreciation on investments.........   (6,185,685)   (4,399,424)
                                                                           ------------  ------------
   Net increase in net assets resulting from operations...................    3,672,575     5,881,972
                                                                           ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares....................      (55,395)      (74,827)
                                  Institutional Shares....................   (8,355,424)   (8,450,721)
  Distributions from capital gains: Class A Shares........................      (10,398)      (20,885)
                            Institutional Shares..........................   (1,556,978)   (2,296,611)
                                                                           ------------  ------------
                                                                             (9,978,195)  (10,843,044)
                                                                           ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares........................       32,988        56,936
                             Institutional Shares.........................   19,090,411    37,792,366
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares............................       27,647        46,234
                           Institutional Shares...........................    1,760,572     2,521,820
  Value of capital stock repurchased: Class A Shares......................     (730,387)     (522,764)
                              Institutional Shares........................  (34,512,845)  (45,614,258)
                                                                           ------------  ------------
  Net decrease in net assets resulting from capital stock transactions....  (14,331,614)   (5,719,666)
                                                                           ------------  ------------
   Decrease in Net Assets.................................................  (20,637,234)  (10,680,738)
Net Assets:
  Beginning of year.......................................................  269,556,718   280,237,456
                                                                           ------------  ------------
  End of year (includes undistributed net investment income of $30,735 at
   December 31, 2005 and $49,843 at December 31, 2004).................... $248,919,484  $269,556,718
                                                                           ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.............................................        3,284         5,556
            Institutional Shares..........................................    1,907,994     3,695,416
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares......................................        2,767         4,542
                   Institutional Shares...................................      178,403       249,820
  Shares repurchased: Class A Shares......................................      (72,494)      (51,364)
                  Institutional Shares....................................   (3,464,172)   (4,478,151)
                                                                           ------------  ------------
   Net decrease...........................................................   (1,444,218)     (574,181)
  Shares outstanding, beginning of year...................................   26,693,481    27,267,662
                                                                           ------------  ------------
  Shares outstanding, end of year.........................................   25,249,263    26,693,481
                                                                           ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Financial Highlights

                                                                   Class A Shares
                                                       --------------------------------------
                                                               Year Ended December 31,
                                                       --------------------------------------
                                                        2005    2004    2003    2002   2001(a)
                                                       ------  ------  ------  ------  -------
PER SHARE DATA:
Net asset value at beginning of year.................. $10.12  $10.30  $10.49  $10.03  $10.02
                                                       ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income/(b)/............................   0.29    0.29    0.31    0.32    0.38
Net realized and unrealized gain (loss) on investments  (0.18)  (0.09)   0.02    0.59    0.05
                                                       ------  ------  ------  ------  ------
 Total from investment operations.....................   0.11    0.20    0.33    0.91    0.43
                                                       ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income..................  (0.29)  (0.29)  (0.32)  (0.35)  (0.37)
Distributions from capital gains......................  (0.06)  (0.09)  (0.20)  (0.10)  (0.05)
                                                       ------  ------  ------  ------  ------
 Total dividends and distributions....................  (0.35)  (0.38)  (0.52)  (0.45)  (0.42)
                                                       ------  ------  ------  ------  ------
Net asset value at end of year........................ $ 9.88  $10.12  $10.30  $10.49  $10.03
                                                       ------  ------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset value/(c)/.   1.17%   1.98%   3.19%   9.28%   4.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $1,667  $2,380  $2,847  $2,897  $  533
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   0.94%   1.01%   1.04%   1.04%   1.04%
 Expenses, prior to waiver from The Bank of New York..   0.94%   1.02%   1.04%   1.05%   1.06%
 Net investment income, net of waiver from The Bank of
   New York...........................................   2.95%   2.87%   2.97%   3.44%   3.68%
Portfolio turnover rate...............................     41%     31%     36%     34%     24%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                    Institutional Shares
                                                      ------------------------------------------------
                                                                   Year Ended December 31,
                                                      ------------------------------------------------
                                                        2005      2004      2003      2002     2001(a)
                                                      --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year................. $  10.10  $  10.28  $  10.45  $  10.02  $  10.01
                                                      --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income/(b)/...........................     0.32      0.32      0.34      0.38      0.40
Net realized and unrealized gain (loss) on
  investments........................................    (0.18)    (0.09)     0.04      0.53      0.06
                                                      --------  --------  --------  --------  --------
 Total from investment operations....................     0.14      0.23      0.38      0.91      0.46
                                                      --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment income.................    (0.32)    (0.32)    (0.35)    (0.38)    (0.40)
Distributions from capital gains.....................    (0.06)    (0.09)    (0.20)    (0.10)    (0.05)
                                                      --------  --------  --------  --------  --------
 Total dividends and distributions...................    (0.38)    (0.41)    (0.55)    (0.48)    (0.45)
                                                      --------  --------  --------  --------  --------
Net asset value at end of year....................... $   9.86  $  10.10  $  10.28  $  10.45  $  10.02
                                                      --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net asset value/(c)/     1.42%     2.23%     3.65%     9.24%     4.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $247,252  $267,177  $277,390  $281,046  $252,992
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York..............................................     0.69%     0.76%     0.79%     0.79%     0.79%
 Expenses, prior to waiver from The Bank of New
   York..............................................     0.69%     0.77%     0.79%     0.79%     0.81%
 Net investment income, net of waiver from The
   Bank of New York..................................     3.21%     3.12%     3.22%     3.70%     3.93%
Portfolio turnover rate..............................       41%       31%       36%       34%       24%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%.
(b)Based on average shares outstanding.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         December 31, 2005


Principal
 Amount                              Value
----------                        -----------
           United States Government
           Agencies & Obligations--43.3%
           Federal Home Loan Mortgage Corp.--14.6%
$2,850,000 4.875%, 3/15/07....... $ 2,853,195
 1,400,000 5.75%, 4/15/08........   1,430,146
   625,000 5.125%, 7/15/12.......     636,426
   350,000 6.25%, 7/15/32........     416,575
 8,132,670 5.00%, 9/01/35........   7,873,440
                                  -----------
                                   13,209,782
                                  -----------
           Federal National Mortgage
           Association--3.1%
   100,000 7.25%, 1/15/10........     108,958
 1,225,000 4.375%, 3/15/13.......   1,192,816
   650,000 5.125%, 1/02/14.......     651,055
   200,000 5.00%, 4/15/15........     203,017
   300,000 6.25%, 5/15/29........     353,397
   315,645 6.00%, 1/01/32........     319,366
                                  -----------
                                    2,828,609
                                  -----------
           Tennessee Valley Authority--0.2%
   165,000 6.15%, 1/15/38........     194,667
                                  -----------
           United States Treasury Bonds--3.0%
   875,000 7.25%, 8/15/22........   1,139,483
   875,000 7.625%, 2/15/25.......   1,205,654
   350,000 5.375%, 2/15/31.......     393,148
                                  -----------
                                    2,738,285
                                  -----------
           United States Treasury Notes--22.4%
 4,425,000 2.75%, 8/15/07........   4,310,574
 5,000,000 5.625%, 5/15/08.......   5,136,330
 3,325,000 4.75%, 11/15/08.......   3,356,950
 2,775,000 5.75%, 8/15/10........   2,935,756
 1,175,000 5.00%, 8/15/11........   1,212,774
   500,000 4.875%, 2/15/12.......     513,340
 1,450,000 4.00%, 2/15/15........   1,405,820

Principal
 Amount                                Value
----------                          -----------
           United States Government
           Agencies & Obligations
           (Continued)
$1,400,000 4.25%, 8/15/15.......... $ 1,381,898
                                    -----------
                                     20,253,442
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $39,514,642)......  39,224,785
                                    -----------
           Mortgage-backed
           Securities--24.6%
           Federal Home Loan Mortgage Corp.--16.7%
     1,374 Gold Pool #E00162
           7.00%, 10/01/07.........       1,394
     3,923 Gold Pool #E20195
           7.50%, 9/01/10..........       4,098
       416 Gold Pool #G10573
           7.50%, 9/01/11..........         437
    11,084 Gold Pool #E65603
           7.00%, 10/01/11.........      11,503
    14,955 Pool #D93193
           6.50%, 12/01/12.........      15,362
    35,522 Gold Pool #E68391
           7.00%, 12/01/12.........      36,861
    24,702 Gold Pool #C90017
           6.50%, 4/01/13..........      25,586
   121,792 Gold Pool #E00635
           6.50%, 3/01/14..........     125,124
    57,809 Gold Pool #E00720
           6.00%, 7/01/14..........      59,013
    11,118 Pool #275438
           7.50%, 8/01/16..........      11,597
    30,464 Pool #170215
           8.00%, 2/01/17..........      32,444

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2005

Principal
 Amount                        Value
----------                   ----------
           Mortgage-backed Securities
           (Continued)
$   26,676 Gold Pool #C90188
           7.00%, 10/01/17.. $   27,917
     3,129 Pool #555217
           8.50%, 10/01/18..      3,357
 1,829,837 Gold Pool #B11591
           5.00%, 1/01/19...  1,814,211
    74,214 Gold Pool #D93193
           6.50%, 3/01/19...     76,763
 1,452,875 Gold Pool #B14806
           4.50%, 5/01/19...  1,415,946
   572,905 Gold Pool #B19238
           4.50%, 5/01/20...    557,498
   322,915 Gold Pool #G18066
           5.50%, 7/01/20...    324,874
    10,647 Gold Pool #C90349
           8.00%, 7/01/20...     11,363
   459,100 Gold Pool #C90562
           6.00%, 7/01/22...    467,400
    52,272 Pool #D51845
           5.50%, 4/01/24...     51,838
     6,378 Gold Pool #C80166
           7.50%, 4/01/24...      6,712
    61,338 Gold Pool #D54110
           7.50%, 6/01/24...     64,550
    28,580 Gold Pool #G00331
           7.00%, 12/01/24..     29,842
    16,391 Gold Pool #C00453
           6.50%, 4/01/26...     16,872
    12,337 Gold Pool #D76456
           7.50%, 12/01/26..     12,983
     6,070 Gold Pool #G00752
           7.50%, 8/01/27...      6,387

Principal
 Amount                        Value
----------                   ----------
           Mortgage-backed Securities
           (Continued)
$  138,883 Gold Pool #C20273
           6.00%, 6/01/28... $  140,681
     6,206 Gold Pool #C00664
           7.50%, 9/01/28...      6,524
    16,378 Gold Pool #C00658
           6.50%, 10/01/28..     16,853
    36,910 Gold Pool #C19286
           6.00%, 12/01/28..     37,400
    14,065 Gold Pool #C20338
           6.00%, 1/01/29...     14,251
    71,417 Gold Pool #G01169
           5.50%, 1/01/30...     70,959
    23,446 Gold Pool #C01024
           7.50%, 7/01/30...     24,610
        71 Gold Pool #C44362
           7.50%, 11/01/30..         75
    63,644 Gold Pool #C61574
           5.50%, 12/01/31..     63,251
   110,745 Gold Pool #C62800
           6.00%, 1/01/32...    112,125
   876,883 Gold Pool #C69955
           6.50%, 8/01/32...    900,232
   468,076 Gold Pool #C70842
           6.00%, 9/01/32...    473,560
   321,052 Gold Pool #C76042
           6.00%, 1/01/33...    324,814
   303,355 Gold Pool #G01564
           6.00%, 4/01/33...    307,136
 4,461,980 Gold Pool #A15088
           5.50%, 10/01/33..  4,431,954
 2,782,487 Gold Pool #G08061
           5.50%, 6/01/35...  2,757,561

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2005

Principal
 Amount                        Value
---------                   -----------
          Mortgage-backed Securities
          (Continued)
$249,200  Gold Pool #A37615
          5.50%, 9/01/35... $   246,967
                            -----------
                             15,140,885
                            -----------
          Federal National Mortgage
          Association--3.9%
  21,294  Pool #303851
          7.00%, 4/01/11...      21,998
   6,278  Pool #313895
          6.50%, 12/01/12..       6,455
   5,964  Pool #50820
          8.00%, 2/01/13...       6,336
  92,101  Pool #449294
          5.50%, 2/01/14...      92,820
  46,502  Pool #190663
          7.00%, 3/01/14...      48,805
  60,689  Pool #598032
          6.00%, 8/01/14...      61,992
     310  Pool #527268
          7.00%, 11/01/14..         323
  52,657  Pool #535633
          5.50%, 12/01/14..      53,086
  72,399  Pool #535377
          8.00%, 6/01/15...      77,286
  78,276  Pool #553721
          8.50%, 9/01/15...      83,510
   8,988  Pool #350055
          8.00%, 4/01/16...       9,062
  93,748  Pool #6222
          9.00%, 4/01/16...      98,869
   8,559  Pool #408241
          6.00%, 2/01/18...       8,723
 169,221  Pool #254802
          4.50%, 7/01/18...     165,044

Principal
 Amount                     Value
---------                  --------
          Mortgage-backed Securities
          (Continued)
$375,972  Pool #254044
          6.50%, 10/01/21. $388,608
 157,481  Pool #254232
          6.50%, 3/01/22..  162,742
  30,005  Pool #50544
          8.00%, 3/01/22..   32,068
  10,477  Pool #50774
          7.00%, 8/01/23..   10,962
  16,071  Pool #406605
          6.00%, 5/01/24..   16,263
  20,088  Pool #326556
          6.50%, 10/01/25.   20,700
  64,651  Pool #406382
          7.25%, 11/01/25.   67,497
  69,757  Pool #335054
          6.00%, 1/01/26..   71,574
   6,848  Pool #313275
          7.50%, 4/01/26..    7,193
  47,516  Pool #545646
          7.00%, 9/01/26..   49,718
   7,698  Pool #421027
          7.50%, 11/01/26.    8,087
  22,857  Pool #251498
          6.50%, 2/01/28..   23,552
  51,052  Pool #494507
          5.00%, 11/01/28.   49,503
  17,789  Pool #252333
          6.00%, 1/01/29..   18,244
  22,299  Pool #252211
          6.00%, 1/01/29..   22,582
  15,545  Pool #323824
          8.00%, 5/01/29..   16,616
   2,530  Pool #253395
          8.50%, 7/01/30..    2,739

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2005

Principal
 Amount                      Value
---------                  ----------
          Mortgage-backed Securities
          (Continued)
$  3,251  Pool #190312
          6.50%, 4/01/31.. $    3,342
   3,305  Pool #589646
          6.50%, 6/01/31..      3,397
 111,505  Pool #661452
          6.50%, 7/01/32..    116,583
 153,419  Pool #703726
          5.00%, 2/01/33..    148,766
 534,068  Pool #789291
          4.50%, 5/01/33..    504,568
  84,399  Pool #756744
          5.00%, 12/01/33.     82,072
 123,081  Pool #757503
          5.50%, 2/01/34..    121,994
 439,299  Pool #255412
          6.00%, 10/01/34.    443,452
 419,253  Pool #827804
          6.00%, 3/01/35..    424,195
                           ----------
                            3,551,326
                           ----------
          Government National Mortgage
          Association--4.0%
  19,711  Pool #359959
          6.50%, 12/15/08.     20,138
 103,063  Pool #421769
          7.50%, 9/15/11..    108,152
  68,044  Pool #490725
          6.00%, 10/15/13.     69,865
  19,403  Pool #469940
          6.00%, 1/15/14..     19,930
   5,623  Pool #434573
          7.50%, 10/15/14.      5,929
  77,289  Pool #569502
          5.00%, 1/15/17..     77,142

Principal
 Amount                     Value
---------                  --------
          Mortgage-backed Securities
          (Continued)
$ 45,827  Pool #569626
          6.00%, 2/15/17.. $ 47,072
  15,263  Pool #203737
          8.00%, 2/15/17..   16,334
 336,697  Pool #591765
          5.00%, 10/15/17.  336,057
 473,811  Pool #596648
          5.00%, 10/15/17.  472,911
 103,567  Pool #604957
          4.50%, 1/15/19..  101,589
 114,207  Pool #582985
          4.50%, 6/15/19..  112,026
 593,507  Pool #649466
          5.50%, 9/15/20..  602,203
  55,980  Pool #780021
          7.50%, 12/15/23.   59,264
   3,790  Pool #2038
          8.50%, 7/20/25..    4,122
  29,598  Pool #430097
          8.25%, 10/15/26.   31,840
  14,624  Pool #780585
          8.25%, 6/15/27..   15,695
   4,265  Pool #412334
          7.00%, 10/15/27.    4,485
   5,287  Pool #2547
          6.50%, 2/20/28..    5,498
   1,432  Pool #464686
          6.50%, 7/15/28..    1,500
   4,703  Pool #482878
          7.00%, 12/15/28.    4,942
 113,039  Pool #780958
          6.00%, 1/15/29..  115,904
  57,119  Pool #487634
          6.50%, 8/15/29..   59,771

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2005

Principal
 Amount                              Value
---------                         -----------
          Mortgage-backed Securities
          (Continued)
$  3,316  Pool #516531
          8.00%, 5/15/30......... $     3,550
      90  Pool #511772
          8.00%, 11/15/30........          96
   5,982  Pool #511023
          6.50%, 2/15/31.........       6,253
     202  Pool #485393
          7.00%, 4/15/31.........         213
  12,102  Pool #471763
          6.50%, 5/15/31.........      12,649
  12,491  Pool #551101
          6.00%, 11/15/31........      12,803
 437,000  Pool #622630
          5.50%, 11/15/33........     440,434
 331,766  Pool #628058
          5.50%, 12/15/33........     334,373
  62,267  Pool #3662
          3.50%, 5/20/34.........      55,685
 421,003  Pool #640904
          5.00%, 4/15/35.........     415,741
                                  -----------
                                    3,574,166
                                  -----------
          Total Mortgage-Backed
          Securities
          (Cost $22,527,495).....  22,266,377
                                  -----------
          Corporate Bonds--23.2%
          Aerospace/Defense--0.4%
 180,000  General Dynamics Corp.
          4.25%, 5/15/13.........     172,176
  75,000  Lockheed Martin Corp.
          8.50%, 12/01/29........     102,223
 125,000  Raytheon Co.
          4.85%, 1/15/11.........     123,739
                                  -----------
                                      398,138
                                  -----------

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
          Auto Manufacturers--0.3%
$225,000  DaimlerChrysler NA
          Holdings
          6.50%, 11/15/13............ $  235,586
                                      ----------
          Banks--2.0%
 325,000  Bank of America Corp.
          5.375%, 6/15/14............    330,365
 125,000  BB&T Corp.
          4.90%, 6/30/17.............    121,314
 200,000  Fifth Third Bank
          4.20%, 2/23/10.............    194,965
 310,000  Mercantile Bankshares Corp.
          4.625%, 4/15/13............    300,845
 150,000  Royal Bank of Scotland
          Group PLC (Great Britain)
          5.00%, 10/01/14............    148,549
 225,000  U.S. Bank NA
          4.95%, 10/30/14............    222,636
 200,000  Wachovia Corp.
          5.25%, 8/01/14.............    200,265
 325,000  Wells Fargo & Co.
          3.50%, 4/04/08.............    315,796
                                      ----------
                                       1,834,735
                                      ----------
          Beverages--0.3%
 100,000  Coca-Cola Enterprises, Inc.
          7.125%, 8/01/17............    116,102
 150,000  Diageo Capital PLC
          (Great Britain)
          3.50%, 11/19/07............    146,098
                                      ----------
                                         262,200
                                      ----------
          Building Materials--0.1%
  57,000  Vulcan Materials Co.
          6.40%, 2/01/06.............     57,013
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2005

Principal
 Amount                                   Value
---------                                --------
          Corporate Bonds (Continued)
          Chemicals--0.4%
$300,000  du Pont (E.I.) de Nemours &
          Co.
          6.875%, 10/15/09.............. $319,301
                                         --------
          Computers--0.4%
 100,000  IBM Corp.
          4.375%, 6/01/09...............   98,746
 200,000  IBM Corp.
          7.00%, 10/30/25...............  236,723
                                         --------
                                          335,469
                                         --------
          Diversified Financial Services--6.0%
 225,000  Bear Stearns Cos., Inc.
          4.55%, 6/23/10................  220,788
 135,000  Boeing Capital Corp.
          5.75%, 2/15/07................  136,237
 200,000  Capital One Bank
          5.125%, 2/15/14...............  196,813
 375,000  CIT Group, Inc.
          5.00%, 2/01/15................  365,942
 350,000  Citigroup, Inc.
          6.50%, 1/18/11................  372,925
 200,000  Countrywide Home Loans,
          Inc.
          4.125%, 9/15/09...............  192,650
 100,000  Credit Suisse First Boston
          USA, Inc.
          7.125%, 7/15/32...............  120,938
 500,000  Ford Motor Credit Co.
          7.375%, 10/28/09..............  443,442
 100,000  Ford Motor Credit Co.
          7.00%, 10/01/13...............   85,446
 225,000  General Electric Capital Corp.
          6.75%, 3/15/32................  264,116

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$225,000  Goldman Sachs Group, Inc.
          6.60%, 1/15/12............. $  241,693
 150,000  Household Financial Co.
          4.75%, 7/15/13.............    144,927
 325,000  International Lease Finance
          Corp.
          6.375%, 3/15/09............    337,562
 525,000  J.P. Morgan Chase & Co.
          6.625%, 3/15/12............    565,743
 150,000  John Deere Capital Corp.
          5.10%, 1/15/13.............    151,645
 150,000  Lehman Brothers Holdings,
          Inc.
          4.25%, 1/27/10.............    146,275
 105,000  Lehman Brothers Holdings,
          Inc.
          7.875%, 8/15/10............    117,128
 200,000  MBNA Corp.
          5.00%, 5/04/10.............    199,986
 200,000  Merrill Lynch & Co.
          4.25%, 2/08/10.............    194,545
 165,000  Merrill Lynch & Co.
          Series B
          3.70%, 4/21/08.............    160,757
 150,000  Morgan Stanley
          4.00%, 1/15/10.............    144,290
 200,000  National Rural Utilities
          Cooperative Finance Corp.
          3.00%, 2/15/06.............    199,654
 225,000  Toyota Motor Credit Corp.
          5.50%, 12/15/08............    229,173
 175,000  Washington Mutual Finance
          Corp.
          6.25%, 5/15/06.............    175,955
                                      ----------
                                       5,408,630
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2005

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
          Electric--1.4%
$100,000  ConEdison Co., Inc.
          5.30%, 3/01/35............... $   96,457
 300,000  Constellation Energy Group,
          Inc.
          7.00%, 4/01/12...............    327,325
 100,000  Exelon Corp.
          4.90%, 6/15/15...............     95,438
 150,000  Florida Power & Light Co.
          5.65%, 2/01/35...............    151,798
  75,000  NiSource Finance Corp.
          7.875%, 11/15/10.............     83,098
 275,000  Ontario Electricity Financial
          Corp. (Canada)
          6.10%, 1/30/08...............    282,317
 250,000  Virginia Electric & Power
          Co.
          5.25%, 12/15/15..............    248,539
                                        ----------
                                         1,284,972
                                        ----------
          Electronics--0.2%
 200,000  Honeywell International, Inc.
          7.00%, 3/15/07...............    204,561
                                        ----------
          Food--0.7%
 250,000  Kraft Foods, Inc.
          5.625%, 11/01/11.............    256,499
 200,000  Kroger Co.
          7.70%, 6/01/29...............    222,177
 125,000  Safeway, Inc.
          4.95%, 8/16/10...............    121,735
                                        ----------
                                           600,411
                                        ----------
          Holding Companies--Diversified--0.3%
 250,000  NiSource Capital Markets,
          Inc.
          7.99%, 4/01/22...............    295,154
                                        ----------

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
          Insurance--1.7%
$325,000  Aegon NV (Netherlands)
          4.75%, 6/01/13............. $  316,744
 325,000  Aetna, Inc.
          7.125%, 8/15/06............    329,455
 200,000  Allstate Corp.
          7.20%, 12/01/09............    215,358
  70,000  Marsh & McLennan Cos.,
          Inc.
          5.875%, 8/01/33............     67,008
 175,000  MetLife, Inc.
          5.00%, 11/24/13............    173,140
 250,000  Prudential Financial, Inc.
          5.10%, 9/20/14.............    248,832
 200,000  Travelers Property Casualty
          Corp.
          5.00%, 3/15/13.............    196,713
                                      ----------
                                       1,547,250
                                      ----------
          Machinery--Construction & Mining--0.1%
  75,000  Caterpillar, Inc.
          7.30%, 5/01/31.............     94,534
                                      ----------
          Media--1.5%
 475,000  Comcast Cable
          Communications
          6.75%, 1/30/11.............    502,932
  50,000  Comcast Cable
          Communications
          8.875%, 5/01/17............     61,515
 275,000  Cox Communications, Inc.
          6.75%, 3/15/11.............    287,570
 120,000  News America Holdings
          8.15%, 10/17/36............    144,162
 250,000  Time Warner, Inc.
          6.875%, 5/01/12............    266,120
  75,000  Walt Disney Co.
          6.375%, 3/01/12............     79,329
                                      ----------
                                       1,341,628
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2005

Principal
 Amount                              Value
---------                          ----------
          Corporate Bonds (Continued)
          Mining--0.5%
$250,000  Alcoa, Inc.
          6.00%, 1/15/12.......... $  261,798
 250,000  BHP Billiton Finance
          (Australia)
          4.80%, 4/15/13..........    246,546
                                   ----------
                                      508,344
                                   ----------
          Oil & Gas--1.6%
  50,000  Amerada Hess Corp.
          7.875%, 10/01/29........     60,544
 125,000  Conoco, Inc.
          6.95%, 4/15/29..........    150,863
 200,000  Devon Financing Corp.
          7.875%, 9/30/31.........    254,140
 175,000  Exxon Mobil Corp.
          8.625%, 8/15/21.........    242,496
 100,000  Nexen, Inc. (Canada)
          5.875%, 3/10/35.........     98,332
  95,000  Noble Affiliates, Inc.
          8.00%, 4/01/27..........    115,669
 150,000  Norsk Hydro ASA (Norway)
          7.75%, 6/15/23..........    190,573
 300,000  Pemex Project Funding
          Master Trust
          7.875%, 2/01/09.........    320,850
                                   ----------
                                    1,433,467
                                   ----------
          Pharmaceuticals--0.3%
 129,000  Bristol-Myers Squibb Co.
          5.75%, 10/01/11.........    133,228
 125,000  Wyeth
          5.50%, 3/15/13..........    126,721
                                   ----------
                                      259,949
                                   ----------

Principal
 Amount                                 Value
---------                              --------
          Corporate Bonds (Continued)
          Pipelines--0.3%
$105,000  Duke Capital Corp.
          7.50%, 10/01/09............. $112,753
 140,000  Texas Eastern Transmission
          Corp.
          7.30%, 12/01/10.............  152,514
                                       --------
                                        265,267
                                       --------
          Real Estate--0.3%
 275,000  EOP Operating LP
          4.75%, 3/15/14..............  259,872
                                       --------
          Retail--0.9%
 100,000  Federated Department Stores,
          Inc.
          6.30%, 4/01/09..............  103,124
 275,000  Federated Department Stores,
          Inc.
          7.00%, 2/15/28..............  299,511
 120,000  Target Corp.
          6.35%, 1/15/11..............  127,887
 150,000  Wal-Mart Stores, Inc.
          6.875%, 8/10/09.............  159,642
 150,000  Wal-Mart Stores, Inc.
          5.25%, 9/01/35..............  145,601
                                       --------
                                        835,765
                                       --------
          Savings & Loans--0.1%
 100,000  Washington Mutual Bank
          5.50%, 1/15/13..............  101,561
                                       --------
          Telecommunications--2.8%
 205,000  AT&T Wireless Services, Inc.
          7.875%, 3/01/11.............  230,021
  75,000  BellSouth Corp.
          6.00%, 11/15/34.............   74,932

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2005

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
$350,000  British Telecom PLC
          (Great Britain)
          8.875%, 12/15/30(a)......... $  468,279
 215,000  Deutsche Telekom
          International Finance BV
          (Netherlands)
          8.00%, 6/15/10(b)...........    243,761
  80,000  GTE Corp.
          6.94%, 4/15/28..............     85,616
 250,000  Koninklijke KPN NV
          (Netherlands)
          8.00%, 10/01/10.............    274,562
 175,000  SBC Communications, Inc.
          5.875%, 2/01/12.............    179,921
 285,000  Sprint Capital Corp.
          6.125%, 11/15/08............    293,069
  50,000  Sprint Capital Corp.
          8.75%, 3/15/32..............     66,354
 100,000  Telecom Italia Capital SA
          (Luxembourg)
          5.25%, 10/01/15.............     97,128
 175,000  Verizon Global Funding
          Corp.
          7.75%, 12/01/30.............    208,015
 175,000  Vodafone Group PLC
          (Great Britain)
          7.75%, 2/15/10..............    191,672
 150,000  Vodafone Group PLC
          (Great Britain)
          6.25%, 11/30/32.............    157,946
                                       ----------
                                        2,571,276
                                       ----------
          Transportation--0.6%
 175,000  Burlington Northern Santa Fe
          Corp.
          6.75%, 3/15/29..............    200,190

Principal
 Amount                                  Value
---------                             -----------
          Corporate Bonds (Continued)
$200,000  Norfolk Southern Corp.
          7.05%, 5/01/37............. $   238,665
 125,000  Union Pacific Corp.
          6.625%, 2/01/29............     141,171
                                      -----------
                                          580,026
                                      -----------
          Total Corporate Bonds
          (Cost $20,780,506).........  21,035,109
                                      -----------
          Commercial Mortgage-Backed
          Securities--3.6%
  23,061  Asset Securitization Corp.,
          Series 1995-MD4, Class A1
          7.10%, 8/13/29.............      23,460
 105,416  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 1999-WF2, Class A1
          6.80%, 7/15/31.............     106,751
 100,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2002-TOP6, Class A2
          6.46%, 10/15/36............     106,229
 325,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T10, Class A2
          4.74%, 3/13/40.............     317,726
 250,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T12, Class A4
          4.68%, 8/13/39.............     243,265
 300,000  Citigroup/Deutsche Bank
          Commercial Mortgage Trust
          Series 2005-CD1, Class A4
          5.23%, 9/15/20.............     303,127

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2005

Principal
 Amount                                      Value
---------                                   --------
          Commercial Mortgage-Backed
          Securities (Continued)
$123,485  Commercial Mortgage
          Acceptance Corp.,
          Series 1997-ML1, Class A2
          6.53%, 12/15/30.................. $124,849
 225,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2000-C1, Class A2
          7.55%, 4/15/62...................  243,895
 375,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2001-CK3, Class A4
          6.53%, 6/15/34...................  399,306
  35,768  DLJ Commercial Mortgage
          Corp., Series 1998-CF2, Class A1A
          5.88%, 11/12/31..................   35,840
 325,000  DLJ Commercial Mortgage
          Corp., Series 2000-CKP1,
          Class A1B
          7.18%, 11/10/33..................  350,994
 225,000  GE Capital Commercial
          Mortgage Corp.,
          Series 2002-1A, Class A3
          6.27%, 12/10/35..................  238,332
 150,000  JP Morgan Chase
          Commercial Mortgage
          Securities Corp.,
          Series 2004-LN2, Class A2
          5.12%, 7/15/41...................  149,233
 475,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2003-C3, Class A4
          4.17%, 5/15/32...................  447,327

Principal
 Amount                                  Value
---------                              ----------
          Commercial Mortgage-Backed
          Securities (Continued)
$ 65,000  LB-UBS Commercial
          Mortgage Trust
          Series 2004-C7, Class A6
          4.79%, 10/15/29............. $   63,274
 100,000  Morgan Stanley Dean Witter
          Capital I, Series 2001-TOP1,
          Class A4
          6.66%, 2/15/33..............    106,451
                                       ----------
          Total Commercial
          Mortgage-Backed
          Securities
          (Cost $3,352,222)...........  3,260,059
                                       ----------
          Foreign Government Agencies
          & Obligations--2.1%
 175,000  Quebec Province (Canada)
          5.75%, 2/15/09..............    180,113
 350,000  Republic of Chile (Chile)
          5.50%, 1/15/13..............    357,525
 125,000  Republic of Hungary
          (Hungary)
          4.75%, 2/03/15..............    121,529
 625,000  Republic of Italy (Italy)
          4.50%, 1/21/15..............    606,186
 150,000  Republic of Korea (South
          Korea)
          4.875%, 9/22/14.............    147,163
 500,000  United Mexican States
          (Mexico)
          5.875%, 1/15/14.............    517,500
                                       ----------
          Total Foreign
          Government Agencies &
          Obligations
          (Cost $1,950,481)...........  1,930,016
                                       ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2005

Principal
 Amount                                   Value
---------                               ----------
          Asset-Backed Securities--2.0%
          Credit Card ABS--1.1%
$285,000  Discover Card Master Trust I,
          Series 1996-3, Class A
          6.05%, 8/18/08............... $  285,490
 735,000  MBNA Credit Card Master
          Note Trust, Series 2001-A1,
          Class A1
          5.75%, 10/15/08..............    737,798
                                        ----------
                                         1,023,288
                                        ----------
          Diversified Financial Services--0.9%
 775,000  MBNA Master Credit Card
          Trust, Series 1999-J, Class A
          7.00%, 2/15/12...............    832,191
                                        ----------
          Total Asset-Backed
          Securities
          (Cost $1,912,809)............  1,855,479
                                        ----------
          Trust Preferred Bond--0.2%
          Banks--0.2%
 150,000  Bank of America Corp.
          Capital Trust V
          5.625%, 3/08/35
          (Cost $148,874)..............    147,976
                                        ----------

Number of
 Shares                                       Value
---------                                  -----------
          Money Market Fund--0.4%
 362,709  BNY Hamilton Money Fund
          (Institutional Shares), 4.21%(c)
          (Cost $362,709)................. $   362,709
                                           -----------
          Total Investments
          (Cost $90,549,738)(d)--
          99.4%...........................  90,082,510
          Other assets less
          liabilities--0.6%...............     522,156
                                           -----------
          Net Assets--100.0%.............. $90,604,666
                                           -----------

(a)The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security currently rated Baa1/A-.
(b)The coupon on this security along with its rating. If its rating falls below single A by either Moody's Standard & Poors, the coupon steps up 50 basis points. If previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated A3/A-.
(c)Represents annualized 7 day yield at December 31, 2005.
(d)The cost of investments for Federal income tax purposes is $91,275,273. At December 31, 2005, net unrealized depreciation was $1,192,763 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $730,023 and aggregate gross unrealized depreciation of $1,922,786.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statement of Assets and Liabilities

         December 31, 2005

          Assets:
            Non-affiliated investments at market value,
             (Cost $90,187,029)......................... $ 89,719,801
            Affiliated investments at market value,
             (Cost $362,709)............................      362,709
            Receivables:
             Interest...................................      955,983
             Capital stock sold.........................       25,000
             Investments sold...........................        1,538
            Other assets................................        8,993
                                                         ------------
             Total Assets...............................   91,074,024
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      159,079
             Investments purchased......................      125,517
             Dividends..................................      124,089
             Services provided by The Bank of New
              York......................................       14,240
            Accrued expenses and other liabilities......       46,433
                                                         ------------
             Total Liabilities..........................      469,358
                                                         ------------
          Net Assets:................................... $ 90,604,666
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $      8,729
            Paid in capital.............................   92,695,657
            Accumulated distributions in excess of net
             investment income..........................     (701,633)
            Accumulated net realized loss on
             investments................................     (930,859)
            Net unrealized depreciation on
             investments................................     (467,228)
                                                         ------------
          Net Assets.................................... $ 90,604,666
                                                         ------------
          Institutional Shares:
            Net assets.................................. $ 90,401,866
                                                         ------------
            Shares outstanding..........................    8,709,414
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.38
                                                         ------------
          Investor Shares:
            Net assets.................................. $    202,800
                                                         ------------
            Shares outstanding..........................       19,555
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.37
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000
          Investor Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

           Investment Income:
             Interest (net of foreign withholding taxes
              of $1,684)................................ $ 4,032,884
             Interest from affiliated fund..............     171,640
                                                         -----------
                                                           4,204,524
                                                         -----------
           Expenses:
             Advisory...................................     236,997
             Administration.............................     106,622
             Transfer agent.............................      33,337
             Directors..................................      24,939
             Registration and filings...................      24,562
             Custodian..................................      21,610
             Audit......................................      13,618
             Legal......................................       3,854
             Reports to shareholders....................       2,782
             Insurance..................................       1,723
             12b-1 fee--Investor Shares.................         318
             Cash management............................         316
             Other......................................      39,485
                                                         -----------
              Total Expenses............................     510,163
             Fees waived by The Bank of New York
              (Note 3)..................................    (178,064)
                                                         -----------
              Net Expenses..............................     332,099
                                                         -----------
              Net Investment Income.....................   3,872,425
                                                         -----------
           Realized and Unrealized
            Gain(Loss) on Investments:
             Net realized gain on investments...........     115,256
             Decrease in unrealized appreciation/
              depreciation on investments...............  (1,983,086)
                                                         -----------
             Net realized and unrealized loss on
              investments...............................  (1,867,830)
                                                         -----------
             Net increase in net assets resulting from
              operations................................ $ 2,004,595
                                                         -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statements of Changes in Net Assets

                                                                                        Year Ended December 31,
                                                                                      ---------------------------
                                                                                          2005           2004
                                                                                      ------------  -------------
Operations:
  Net investment income.............................................................. $  3,872,425  $   4,367,490
  Net realized gain on investments...................................................      115,256      1,517,285
  Decrease in unrealized appreciation/depreciation on investments....................   (1,983,086)    (2,070,406)
                                                                                      ------------  -------------
   Net increase in net assets resulting from operations..............................    2,004,595      3,814,369
                                                                                      ------------  -------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares.........................   (4,490,167)    (5,331,472)
                                    Investor Shares..................................       (5,783)        (5,117)
  Distributions from capital gains: Institutional Shares.............................           --        (11,741)
                              Investor Shares........................................           --            (16)
                                                                                      ------------  -------------
                                                                                        (4,495,950)    (5,348,346)
                                                                                      ------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.............................   38,174,217     50,399,806
                              Investor Shares........................................      136,622         17,099
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares.................................    2,653,706      3,764,384
                           Investor Shares...........................................        6,327          5,149
  Value of capital stock repurchased: Institutional Shares...........................  (41,730,403)  (107,946,713)
                              Investor Shares........................................      (27,463)       (37,930)
                                                                                      ------------  -------------
  Net decrease in net assets resulting from capital stock transactions...............     (786,994)   (53,798,205)
                                                                                      ------------  -------------
   Decrease in Net Assets............................................................   (3,278,349)   (55,332,182)
Net Assets:
  Beginning of year..................................................................   93,883,015    149,215,197
                                                                                      ------------  -------------
  End of year........................................................................ $ 90,604,666  $  93,883,015
                                                                                      ------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..................................................    3,627,246      4,701,396
            Investor Shares..........................................................       12,921          1,588
  Shares issued on reinvestment of dividends and distributions: Institutional Shares.      252,276        351,352
                                                   Investor Shares...................          603            483
  Shares repurchased: Institutional Shares...........................................   (3,971,380)   (10,136,992)
                  Investor Shares....................................................       (2,611)        (3,550)
                                                                                      ------------  -------------
   Net decrease......................................................................      (80,945)    (5,085,723)
  Shares outstanding, beginning of year..............................................    8,809,914     13,895,637
                                                                                      ------------  -------------
  Shares outstanding, end of year....................................................    8,728,969      8,809,914
                                                                                      ------------  -------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Financial Highlights

                                                                      Institutional Shares
                                                       -------------------------------------------------
                                                                    Year Ended December 31,
                                                       -------------------------------------------------
                                                         2005       2004       2003      2002    2001(a)
                                                       -------  -------      --------  --------  -------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 10.66  $ 10.74      $  10.87  $  10.42  $ 10.44
                                                       -------  -------      --------  --------  -------
Gain (loss) from investment operations
Net investment income/(b)/............................    0.43     0.42          0.38      0.46     0.63
Net realized and unrealized gain (loss) on investments   (0.21)    0.02          0.01      0.54     0.19
                                                       -------  -------      --------  --------  -------
 Total from investment operations.....................    0.22     0.44          0.39      1.00     0.82
                                                       -------  -------      --------  --------  -------
Dividends and distributions
Dividends from net investment income..................   (0.50)   (0.52)        (0.51)    (0.54)   (0.65)
Distributions from capital gains......................      --       --/(c)/    (0.01)    (0.01)   (0.19)
                                                       -------  -------      --------  --------  -------
 Total dividends and distributions....................   (0.50)   (0.52)        (0.52)    (0.55)   (0.84)
                                                       -------  -------      --------  --------  -------
Net asset value at end of year........................ $ 10.38  $ 10.66      $  10.74  $  10.87  $ 10.42
                                                       -------  -------      --------  --------  -------
TOTAL RETURN:
Total investment return based on net asset value/(d)/.    2.10%    4.25%         3.69%     9.95%    8.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $90,402  $93,791      $149,107  $128,173  $23,585
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...........................................    0.35%    0.35%         0.35%     0.35%    0.35%
 Expenses, prior to waiver from The Bank of
   New York...........................................    0.54%    0.61%         0.62%     0.71%    1.24%
 Net investment income, net of waiver from The Bank
   of New York........................................    4.09%    4.00%         3.53%     4.45%    5.93%
Portfolio turnover rate...............................     114%      73%          131%      149%     103%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%.
(b)Based on average shares outstanding.
(c)Less than $0.01 share.
(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                       Investor Shares
                                                       --------------------------------------------
                                                                                     For the period
                                                         Year Ended December 31,   September 27, 2002*
                                                       --------------------------        through
                                                        2005      2004      2003    December 31, 2002
                                                       ------  ------      ------  -------------------
PER SHARE DATA:
Net asset value at beginning of period................ $10.65  $10.73      $10.86        $10.78
                                                       ------  ------      ------        ------
Gain (loss) from investment operations
Net investment income/(a)/............................   0.41    0.41        0.36          0.11
Net realized and unrealized gain (loss) on investments  (0.22)   0.01        0.01          0.09
                                                       ------  ------      ------        ------
 Total from investment operations.....................   0.19    0.42        0.37          0.20
                                                       ------  ------      ------        ------
Dividends and distributions
Dividends from net investment income..................  (0.47)  (0.50)      (0.49)        (0.11)
Distributions from capital gains......................     --      --/(b)/  (0.01)        (0.01)
                                                       ------  ------      ------        ------
 Total dividends and distributions....................  (0.47)  (0.50)      (0.50)        (0.12)
                                                       ------  ------      ------        ------
Net asset value at end of year........................ $10.37  $10.65      $10.73        $10.86
                                                       ------  ------      ------        ------
TOTAL RETURN:
Total investment return based on net asset value/(c)/.   1.85%   4.00%       3.46%         2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $  203  $   92      $  108        $   19
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...........................................   0.60%   0.60%       0.60%         0.58%**
 Expenses, prior to waiver from The Bank of
   New York...........................................   0.79%   0.86%       0.89%         0.91%**
 Net investment income, net of waiver from The Bank
   of New York........................................   3.88%   3.77%       3.38%         4.05%**
Portfolio turnover rate...............................    114%     73%        131%          149%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Less than $0.01 per share.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-one separate series. The six series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Core Bond Fund, formerly BNY Hamilton Intermediate Investment Grade Fund, (the "Core Bond Fund"), BNY Hamilton High Yield Fund (the "High Yield Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act, with the exception of the Intermediate New York Tax-Exempt Fund which is non-diversified.

  Each of the Funds, except the U.S. Bond Market Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Institutional Shares and Investor Shares.

  Class A Shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Core Bond Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity;

.. High Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

.. Intermediate Government Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk;

.. Intermediate New York Tax-Exempt Fund--To provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal;

.. Intermediate Tax-Exempt Fund--To provide income that is exempt from federal income taxes while maintaining relative stability of principal;

..  U.S. Bond Market Index Fund--To track the total rate of return of the Lehman
   Brothers Aggregate Bond Index (the "Lehman Bond Index").

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized gain and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy is to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates used in preparing the Funds' Financial Statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration and Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                               % of Average
                             Daily Net Assets
                             ----------------
Core Bond Fund..............       .50%
High Yield Fund.............       .60%*
Intermediate Government Fund       .50%
Intermediate New York Tax-
 Exempt Fund................       .50%
Intermediate Tax-Exempt Fund       .50%
U.S. Bond Market Index Fund.       .25%

*The Advisory fee is payable at a rate of .60% on the first $100 million of daily net assets and at a rate of .50% on the average daily net assets in excess of $100 million.

  Effective July 1, 2005, except for the High Yield Fund, the above rates are reduced by .05% on net assets in excess of $500 million and an additional .05% on net assets in excess of $1 billion.

  The High Yield Fund is sub-advised by Seix Investment Advisors (the "Sub-Advisor"), which is not affiliated with The Bank of New York. The Sub-Advisor's fee is payable monthly by the Advisor at a rate of .45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of .35% on the average daily net assets in excess of $100 million.

  Effective July 1, 2005, The Bank of New York serves as the Fund's administrator (the "Administrator"). Prior to July 1, 2005, BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acted as the Funds' administrator and assisted in supervising the operations of the Funds. The Bank of New York is not an affiliated party of BNY Hamilton Distributors, Inc.

  The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement. Prior to July 1, 2005, The Bank of New York served as the sub-administrator.

  Effective July 1, 2005, the Administrator's fee is payable monthly at a rate of .10% on each Fund's average daily net assets. Prior to July 1, 2005, the Administrator's fee was payable monthly at a rate of .125% on each Fund's first $300 million of the average daily net assets and at a rate of .10% on each Fund's average daily net assets in excess of $300 million.

  During the year ended December 31, 2005, the Administrator paid the following amounts to The Bank of New York under the administration and sub-administration agreements:

                                       Amount
                                      --------
Core Bond Fund....................... $396,093
High Yield Fund......................  166,228
Intermediate Government Fund.........  114,190
Intermediate New York Tax-Exempt Fund  107,054
Intermediate Tax-Exempt Fund.........  247,520
U.S. Bond Market Index Fund..........   89,032

  In addition to acting as Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2005 is shown on its respective Statement of

Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2005, the Core Bond Fund and the US Bond Market Index Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                  Class A Class C Institutional
                  Shares  Shares     Shares
                  ------- ------- -------------
Core Bond Fund...   .94%   1.69%      .69%
High Yield Fund..  1.14%   1.89%      .89%
Intermediate
 Government
 Fund............   .90%   1.65%      .65%
Intermediate New
 York Tax-
 Exempt Fund.....   .84%   1.59%      .59%
Intermediate Tax-
 Exempt Fund.....  1.04%   1.79%      .79%

                       Institutional Investor
                          Shares      Shares
                       ------------- --------
U.S. Bond Market Index
 Fund.................     .35%        .60%

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to .25%, .25% and 1.00% of the average annual daily net assets of the Investor Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares and contingent deferred sales charges imposed upon redemptions of Class C Shares during the year ended December 31, 2005:

                                          Class A  Class C
                                          Front-  Contingent
                                            End    deferred
                                           Sales    Sales
                                          Charge    Charge
                                          ------- ----------
                    Core Bond Fund....... $    2       --
                    High Yield Fund......      6     $359
                    Intermediate New York
                     Tax-Exempt Fund.....  1,870       --

4. Portfolio Securities

  For the year ended December 31, 2005, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                         Core Bond Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $311,065,999 $365,980,865
All Others.........  102,930,781   46,209,235

                         High Yield Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 27,434,705 $ 15,890,628
All Others.........  147,149,214  133,735,296

                          Intermediate
                         Government Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 35,436,420 $ 30,940,920
All Others.........           --           --

                      Intermediate New York
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   27,029,202   17,400,922

                          Intermediate
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  106,755,919  118,514,508

                        U.S. Bond Market
                           Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 96,875,006 $ 96,664,650
All Others.........    9,846,556   10,947,766

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2005 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                        Capital Loss
                        Carryforward Expiration
                        ------------ ----------
Core Bond Fund.........  $  809,099     2012
                          1,993,728     2013
High Yield Fund........   1,917,623     2013
Intermediate Government
 Fund..................     261,062     2008
                            257,446     2012
                             27,790     2013
U.S. Bond Market Index
 Fund..................     289,752     2012
                            334,547     2013

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Core Bond Fund, High Yield Fund, Intermediate Government Fund and U.S. Bond Market Index Fund deferred post-October losses in the amount of $917,141, $1,273,507, $208,073 and $282,658, respectively, during 2005.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                                              *Distributions Paid From:
                                         ------------------------------------
                                                        Net         Total
                                                     Long Term     Taxable
                                          Ordinary    Capital   Distributions
                                           Income      Gains        Paid
                                         ----------- ---------- -------------
   Core Bond Fund....................... $18,612,439         --  $18,612,439
   High Yield Fund......................  12,082,233 $  188,549   12,270,782
   Intermediate Government Fund.........   5,542,868         --    5,542,868
   Intermediate New York Tax-Exempt Fund          --    138,346      138,346
   Intermediate Tax-Exempt Fund.........      51,796  1,515,523    1,567,319
   U.S. Bond Market Index Fund..........   4,495,950         --    4,495,950

*The following tax-exempt income distributions were paid by the Intermediate
 New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund in the amounts of $3,667,188 and $8,410,876, respectively.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                              *Distributions Paid From:
                                         ------------------------------------
                                                        Net         Total
                                                     Long Term     Taxable
                                          Ordinary    Capital   Distributions
                                           Income      Gains        Paid
                                         ----------- ---------- -------------
   Core Bond Fund....................... $19,202,905 $  747,613  $19,950,518
   High Yield Fund......................   9,101,340     27,390    9,128,730
   Intermediate Government Fund.........   5,346,020         --    5,346,020
   Intermediate New York Tax-Exempt Fund          --    266,172      266,172
   Intermediate Tax-Exempt Fund.........      73,090  2,244,356    2,317,446
   U.S. Bond Market Index Fund..........   5,336,667     11,679    5,348,346

*The following tax-exempt income distributions were paid by the Intermediate
 New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund in the amounts of $3,375,860 and $8,525,598, respectively.

  As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated                           Total
                                     Undistributed Undistributed             Capital and      Unrealized        Accumulated
                                       Ordinary      Long Term   Accumulated    Other       Appreciation/        Earnings/
                                        Income     Capital Gains  Earnings     Losses       (Depreciation)       (Deficit)
                                     ------------- ------------- ----------- -----------  --------------       ------------
Core Bond Fund......................     $ 156,566         --     $156,566   $(4,014,056)  $  (8,193,747)/1,2/ $(12,051,237)
High Yield Fund.....................         3,546         --        3,546    (3,191,130)     (1,690,053)/1,2/   (4,877,637)
Intermediate Government Fund........            --         --           --      (817,292)       (663,149)/1,2/   (1,480,441)
Intermediate New York Tax- Exempt
 Fund...............................            --   $ 31,754       31,754            --    2,056,941/2/          2,088,695
Intermediate Tax-Exempt Fund........      2,359/3/    172,835      175,194            --    3,111,281/2/          3,286,475
U.S. Bond Market Index Fund.........            --         --           --      (906,957)     (1,192,763)/1,2/   (2,099,720)

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.
/3/This amount relates to tax-exempt income.

6. Written Option Activity

  During the year ended December 31, 2005, there were no outstanding written options.

7. Reclassification Of Capital Accounts

  At December 31, 2005, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax amortization methods for premium and market discount, paydown gains/(losses) and redemption in-kind transactions. Net investment income, net realized gains, and net assets were not affected by these changes.

                                      Undistributed     Undistributed
                                      Net Investment    Capital Gains/     Paid in
                                          Income     (Accumulated Losses)  Capital
                                      -------------- -------------------- ---------
Core Bond Fund.......................   $1,424,639       $(1,424,639)            --
High Yield Fund......................      917,585          (917,585)            --
Intermediate Government Fund.........      638,933          (248,104)     $(390,829)
Intermediate New York Tax-Exempt Fund         (630)              630             --
Intermediate Tax-Exempt Fund.........      (47,533)           47,533             --
U.S. Bond Market Index Fund..........      728,714          (728,636)           (78)

8. Concentration Of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 21% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

9. Change Of Independent Registered Public Accounting Firm

  On February 16, 2005, Ernst & Young LLP ("E&Y") resigned as the independent registered public accounting firm for the Funds. On February 16, 2005, the Company retained Tait, Weller & Baker LLP ("Tait") as the independent registered public accounting firm for the Funds. The retention of Tait as the independent registered public accounting firm of the Funds has been approved by the Company's Audit Committee and Board of Directors.

  The reports of E&Y on the financial statements of the Funds for the fiscal years prior to February 16, 2005 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

  In connection with its audits for the periods prior to February 16, 2005, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements for such years.

10. Subsequent Event

  BNY Hamilton Municipal Enhanced Yield Fund was launched on January 4, 2006.

         Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

    We have audited the accompanying statement of assets and liabilities of BNY Hamilton Core Bond Fund, BNY Hamilton High Yield Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund and BNY Hamilton U.S. Bond Market Index Fund, each a series of BNY Hamilton Funds, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2005, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the periods within the four year period ended December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial statements and financial highlights.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton Core Bond Fund, BNY Hamilton High Yield Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund and BNY Hamilton U.S. Bond Market Index Fund, as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 10, 2006

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their date of birth, position with the company and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  8/01/34           Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1/24/52                           Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  6/02/49                           Officer, Crompton Corp., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director        Chief Executive Officer, Arroyo Video, 2004 to
  8/06/56                           Present; Executive Vice President and Chief
                                    Financial Officer, Insight Communications,
                                    1990 to 2003; Chief Operating Officer, Insight
                                    Communications, 1998 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  5/21/48..........                 Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  11/14/39.........                 Bank of New York, 1994 to 2003.

                                                  Principal Occupations
    Officers           Position                   During Past Five Years
    --------           --------                   ----------------------
Kevin J. Bannon.. President and       Executive Vice President and Chief Investment
  7/13/52........ Chief Executive     Officer, The Bank of New York, 1993 to
                  Officer             Present.

Guy Nordahl...... Treasurer and       Vice President, The Bank of New York, 1999
  8/27/65........ Principal Financial to Present.
                  Officer

Ellen Kaltman ... Chief Compliance    Managing Director, Compliance, The Bank of
  1/17/48........ Officer             New York, 1999 to Present.

Kim R. Smallman** Secretary           Counsel, Legal Services, BISYS Fund Services
  11/15/71                            Ohio, Inc., 2002 to Present; Attorney, Private
                                      Practice, 2000 to 2002.

Alaina V. Metz*** Assistant Secretary Chief Administrator, Administration Services
  4/07/67                             of BISYS Fund Services Ohio, Inc., 1995 to
                                      Present.

Daniel J. Igo**.. Assistant Secretary Senior Paralegal, Legal Services, BISYS Fund
  9/25/70                             Services, Ohio, Inc., 2004 to Present.
                                      Co-manager and Senior Paralegal, Mutual
                                      Fund and Securities Regulation, State Street
                                      Research and Management Co., 2003 to 2004,
                                      Senior Legal Product Manager, Columbia
                                      Management Group, Inc., 2002 to 2003,
                                      Senior Client Service Manager, Clearsky,
                                      2000 to 2002.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Kim Smallman and Daniel Igo is c/o BISYS, 100 Summer Street,
   Suite 1500, Boston, Massachusetts, 02110.
***The address of Alaina Metz is c/o BISYS, 3435 Stelzer Road, Columbus, Ohio,
   43219.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor and Sub-Administrator
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  A copy of the code of ethics that applies to the Funds' principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available free of charge, upon request by calling (800) 426-9363.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY Hamilton Distributors, Inc.
3435 Stelzer Road
Columbus, OH 43219



                                                                BNY-AR-FI 12/05

[LOGO] BNY
HAMILTON

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK


   INTERNATIONAL EQUITY FUND

   LARGE CAP EQUITY FUND

   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   MULTI-CAP EQUITY FUND

   S&P 500 INDEX FUND

   SMALL CAP CORE EQUITY FUND

   SMALL CAP GROWTH FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2005. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

U.S. financial markets provided returns that were generally flat to moderately positive in 2005. A series of mixed, and frequently contradictory, indicators made it difficult to determine if economic growth would remain on track, and whether inflation would stay at tame levels. High energy prices sparked concerns about possible inflation, especially in the wake of Hurricanes Katrina and Rita along the Gulf Coast. But even as oil prices reached historical highs--levels they ultimately backed off from--inflation did not reach problematic levels. Consumer spending, which accounts for two-thirds of U.S. economic activity, appeared to be most in danger from rising petroleum and natural gas prices, but it remained at robust levels despite occasional dips in consumer confidence and concerns about a potential slowdown in the housing market. Corporate capital spending was also at reasonably strong levels, and showed signs of building momentum.

There were, however, some signs of a slowing economy and deceleration in corporate earnings growth. For the most part, this was viewed as part of the natural course of an economic cycle, in which rapid recovery in time gives way to more moderate, sustainable levels of growth in economic output and corporate earnings. Nonetheless, there were a few areas of doubt on the horizon. Despite improvement, job growth has been somewhat lackluster, and gains in real wages have been scarce. Continued high levels of productivity, however, were very encouraging.

For the one-year period, the S&P 500(R) Index of large-capitalization U.S. stocks returned 4.92%. The Russell 2000(R) Index of small-cap stocks posted a total return of 4.56% for the same period.

While global equity markets faced many of the same issues as the U.S., they were able to outperform the U.S. market, often by wide margins. Developed international markets experienced strong earnings growth, which helped to push their equity averages to multi-year highs. The top-performing country was Japan, riding on the strength of that nation's economic recovery. Developed markets in Europe also delivered very positive returns.

The U.S. dollar continued its significant rebound in value against major foreign currencies, somewhat muting the impact of many foreign markets' double-digit returns. Even after that factor is taken into account, many developed markets' returns still beat those in the U.S. The dollar's increase in value against the Euro, British Pound, and Japanese Yen has been largely welcomed by most observers in the U.S., who found the decline in the dollar during 2003-2004 somewhat unsettling. However, the dollar's bounceback does raise the price of U.S. goods exported abroad, which in time could have negative impact on the competitive position of U.S. companies in global markets.

For the year, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 14.02%, far outpacing major domestic equity indexes.

In the fixed-income markets, the Federal Reserve's activity once again dominated the headlines. The Federal Reserve continued its steady march of short-term interest rate increases--a string that dates back to June 2004--with eight additional hikes in 2005 that brought the federal funds target rate to 4.25% by year-end. Although at times speculation arose as to whether the Federal Reserve was ready to stop raising rates, at year-end there appeared to be growing consensus that one or two additional increases could be expected. Ben Bernanke, who is slated to replace longtime Federal Reserve Chairman Alan Greenspan early in the year, appears to share his predecessor's dedication to fighting inflation.

Short-term interest rates rose significantly as a result of the Federal Reserve's moves, but longer-term rates did not move on so steady a path. Longer-term yields did go up early in the year, as many anticipated higher rates of inflation would take hold. As it became clearer that a pick-up in core inflation was not on the horizon, though, yields on longer-term bonds began to retreat. The result by year-end was a slightly inverted Treasury yield curve, where rates for the shortest-maturity issues were actually higher than those for longer-term bonds.

This change in the yield curve was not entirely welcome, as an inverted curve profile has often been viewed as a harbinger of economic recession. This time, however, not all observers believe that is likely to be the case. One reason is that high demand for longer-term Treasury debt, often from foreign participants, has played a role in suppressing yields. (As bond prices go up, their yields decline.) Thus the lower longer-term yields may reflect supply/demand factors in the bond market, rather than pessimism among investors concerning the outlook for the economy.

While mortgage rates did back up moderately over the course of the year, they remained close to historically low levels. Nonetheless, the Federal Reserve's rate hikes continued to stir fears that higher mortgage rates could be looming, with negative impact on the residential real estate market that has done so much to support consumer spending.

Treasury securities underperformed major "spread" sectors, including corporate, mortgage-backed, asset-backed, and agency securities for the first half of the year, but the trend--which marked a continuation from 2004--shifted in the year's second half. For the year as a whole, only agency debt and Aaa-rated asset-backed securities outperformed Treasurys. Longer-maturity agency debt was the strongest-performing sector for the year.

On the corporate front, the most notable development may have been the downgrading of automakers Ford and General Motors, who saw their bonds fall to non-investment grade status. These bonds served as a drag on the investment-grade corporate market overall. The issues ultimately were removed from the investment grade indices and were added to high-yield benchmarks, at which point they staged a brief rally.

While there are still many areas of uncertainty in the U.S. and abroad, there is reason for some optimism with respect to the economy and the financial markets. Recent job figures have been moderately encouraging; such improvement is necessary to establish long-term economic health. While the damage caused by the Gulf Coast hurricanes and other natural disasters has been devastating to those involved, recovery efforts are underway and the economic impact of the devastation has not been as great as had been feared. Concerns about the war in Iraq remain, but more attention now seems to be focused on defining goals and achieving resolution there and in other pockets of geopolitical instability. It is certainly not possible to predict the exact path of future events here or around the globe; what you can count on is that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady.

Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

Fees and Expenses.....................      34

Portfolio Summaries...................      37

BNY Hamilton International Equity Fund
  Schedule of Investments.............      45
  Industry Diversification............      51
  Statement of Assets and Liabilities.      52
  Statement of Operations.............      52
  Statements of Changes in Net Assets.      53
  Financial Highlights................      54

BNY Hamilton Large Cap Equity Fund
  Schedule of Investments.............      56
  Statement of Assets and Liabilities.      59
  Statement of Operations.............      59
  Statements of Changes in Net Assets.      60
  Financial Highlights................      61

BNY Hamilton Large Cap Growth Fund
  Schedule of Investments.............      64
  Statement of Assets and Liabilities.      67
  Statement of Operations.............      67
  Statements of Changes in Net Assets.      68
  Financial Highlights................      69

BNY Hamilton Large Cap Value Fund
  Schedule of Investments.............      71
  Statement of Assets and Liabilities.      74
  Statement of Operations.............      74
  Statements of Changes in Net Assets.      75
  Financial Highlights................      76

BNY Hamilton Multi-Cap Equity Fund
  Schedule of Investments............. Page  78
  Statement of Assets and Liabilities.       80
  Statement of Operations.............       80
  Statements of Changes in Net Assets.       81
  Financial Highlights................       82

BNY Hamilton S&P 500 Index Fund
  Schedule of Investments.............       83
  Statement of Assets and Liabilities.       95
  Statement of Operations.............       95
  Statements of Changes in Net Assets.       96
  Financial Highlights................       97

BNY Hamilton Small Cap Core Equity Fund
  Schedule of Investments.............       99
  Statement of Assets and Liabilities.      101
  Statement of Operations.............      101
  Statement of Changes in Net Assets..      102
  Financial Highlights................      103

BNY Hamilton Small Cap Growth Fund
  Schedule of Investments.............      105
  Statement of Assets and Liabilities.      109
  Statement of Operations.............      109
  Statements of Changes in Net Assets.      110
  Financial Highlights................      111

Notes to Financial Statements.........      113

Report of Independent Registered
 Public Accounting Firm...............      124

Directors and Officers................      125

BNY Hamilton International Equity Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Lloyd Buchanan and Todd Rose, Vice Presidents and Co-Portfolio Managers

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Developed international markets reached five-year highs, buoyed by the longest sustained streak of earnings growth since 1988. Japan was the best performer among the 23 developed markets in the MSCI(R) World Index, reflecting an economic revival in that country. Japan's strong performance helped to lead the MSCI(R) Pacific Index to a 35.39% gain in local currency, while the MSCI(R) Europe Index had a 21.65% gain. A strong rebound in the foreign-exchange value of the U.S. dollar reduced these gains to 20.59% and 6.54%, respectively, in dollar terms. Even after that reduction, these returns outpaced those of the U.S. domestic equity markets.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 13.14% for Institutional Class Shares and 12.81% for Class
   A Shares for the twelve months ended December 31, 2005. For the same period, the MSCI EAFE(R) Index returned 14.02%.

   The Fund invests primarily in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities that represent shares of foreign-based companies and are traded on U.S. exchanges. They are typically issued by larger, more established companies. Because ADRs can be less expensive to hold than foreign stocks, this structure helps to reduce the costs of operating the Fund, and should have a positive impact on total returns.

   The Fund's underperformance relative to its benchmark, however, was largely the result of its underweighting in smaller-capitalization stocks, which did particularly well. The Fund's structure tends to emphasize larger-cap stocks. The impact of this trend was particularly notable in the Energy sector, where smaller companies in international markets significantly outperformed their larger counterparts.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The best performing sectors in 2005 were Materials, which rose by 28.17%, and Industrials, which posted a 25.11% gain for the year. The Materials sector was not affected by the overall trend toward small-cap outperformance, and thus our returns in this sector were close to those of the Index. The best performers for the year were Japan's Sumitomo Metal Industries, Australian mining company Rio Tinto Limited, and U.K.-based Rio Tinto Plc.

   Although small-capitalization stocks supplied a lot of the strength in the Energy sector on the international front, larger-capitalization securities in that sector also had solid returns. Some of the Fund's strongest performers in this area were the U.K.'s BG Group, Norway's Norsk Hydro, and Australia's Woodside Petroleum.

   The weakest sector over the year was Telecommunications, which returned -0.53% in local currencies and -12.51% in U.S. dollar terms. Although British, French, German, Italian, and Spanish telecoms were all down for 2005, Greece's offering stood out with a gain.

   Our index-oriented approach means that we do not actively seek to overweight or underweight specific stocks or sectors.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our management style is to match the risk and return characteristics of the MSCI EAFE(R) Index (including country weightings and sector allocations) as closely as possible while incorporating only securities represented by an ADR. We do not vary our approach for varying market conditions.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: As noted above, we don't seek to anticipate or respond to short-term market conditions, so we do not intend to make major, active changes to the portfolio. Our management style is aimed at capturing the long-term performance of the international equity markets. We believe a well-diversified fund using our efficient, cost-effective approach can achieve market or better returns over time with minimal transaction costs.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........    13.14%        13.14%        12.81%         6.88%
    5 Year.........     4.57%         0.90%         3.56%        -0.38%
    Since Inception    47.29%         4.52%        44.35%         3.64%
       (4/1/97)

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

               International Equity Fund          MSCI EAFE Index
               -------------------------          ---------------
04/01/1997            $10,000                        $10,000
06/30/1997             11,330                         11,305
12/31/1997             10,690                         10,361
06/30/1998             12,460                         12,027
12/31/1998             12,917                         12,467
06/30/1999             13,278                         12,979
12/31/1999             18,530                         15,872
06/30/2000             16,226                         15,245
12/31/2000             14,085                         13,657
06/30/2001             11,921                         11,689
12/31/2001             10,535                         10,760
06/30/2002              9,994                         10,612
12/31/2002              8,316                          9,076
06/30/2003              8,969                          9,969
12/31/2003             11,237                         12,630
06/30/2004             11,555                         13,244
12/31/2004             13,018                         15,244
06/30/2005             12,765                         15,115
12/31/2005             14,729                         17,381

This chart represents historical performance of a hypothetical investment of $10,000 in the International Equity Fund (Institutional Shares) from 4/1/97 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE OF 5.25% FOR CLASS A SHARES. CUMULATIVE TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return since inception periods would have been lower. The inception date for the BNY Hamilton International Equity Fund (Institutional Shares) was April 1, 1997.

The MSCI EAFE(R) Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

BNY Hamilton Large Cap Equity Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Vice President and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: Both economic growth and corporate earnings growth consistently beat forecasts through 2005, despite a number of headwinds. These included steady increases in short-term interest rates as the Federal Reserve moved toward a neutral stance, disruptions and devastation from an unusually severe hurricane season, and the impact of rising and volatile energy prices.

   Despite high energy costs and limited ability to raise prices, corporations were able to maintain and even increase their margins due to robust demand and ongoing cost containment. These factors drove full-year earnings growth of nearly 14% for 2005. The performance of large-cap stocks, however, did not keep pace with that increase in profits, as higher short-term interest rates eroded market valuations. The average price/earnings ratio of large-cap stocks declined over the year, and ended 2005 close to its long-term average.

   Although large-cap stocks declined slightly during the first half of the year because of concerns that high energy and commodities prices would drive inflation upward, they rallied in the second half when inflation remained tame and investors began to anticipate an end to the Federal Reserve's tightening campaign.

   Large cap value indices outperformed their growth counterparts for the full year. This was largely due to sharp rises among energy and utilities stocks. During the year's second half, however, large-cap growth stocks outpaced large-cap value.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund returned 6.42% for Institutional Class Shares and 6.25% for Class A
   Shares for the twelve months ended December 31, 2005. This compared with a 4.92% return for the broad-based S&P 500(R) Index over the same period.

   An important factor in the Fund's outperformance was an overweighting in the Healthcare sector. We emphasized companies in healthcare industries that are introducing new products, have pricing power, and face limited exposure to patent expirations. This led us to concentrate our holdings in this sector in biotechnology, healthcare distribution, and specialty pharmaceuticals and to avoid large-cap drug companies.

   We were underweighted in the Information Technology and Financial Services sectors, which hurt our performance. Fortunately, our individual stock selections in these areas posted above-average returns, helping to offset this effect. Technology companies experienced strong demand for their products and services. In Financial Services, insurance companies benefited as earlier price increases drove strong earnings growth.

   In addition, substantial losses from 2005's hurricanes should keep insurance pricing firm in 2006. Another factor in our outperformance was that several of our holdings in these sectors were the subjects of acquisitions.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Several of our best-performing stocks were in the Healthcare sector. Biotech company Celgene, which posted very strong earnings growth, was the Fund's top performer. Celgene's profits were driven by sales of Thalomid, used to treat Hansen's disease and certain cancer conditions as well as HIV. FDA approval--and the subsequent introduction--of Revlimid, which is used to treat a rare blood disorder, also provided a catalyst for the stock. Gilead Sciences, Teva Pharmaceutical, and WellPoint were also strong performers within Healthcare.

   Other holdings that significantly outperformed the market were Corning, Scientific-Atlanta, Williams Cos., and Halliburton. Corning was higher due to robust demand for its flat glass panels, which are used in the production of flat screen TVs and computer monitors. Scientific-Atlanta rose with the announcement of its planned acquisition by Cisco Systems. Williams responded to rising natural gas prices and strong growth in its oil and gas production volumes. Halliburton benefited from higher demand and pricing for its oil field services.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: During the year we saw the economy and the stock market transition from a recovery stimulated by cyclical forces, to an expansion driven by self-sustaining factors. In order to take advantage of this change, we shifted the Fund's sector exposure, increasing our weighting in companies that are able to generate secular profit growth as opposed to cyclical growth. This resulted in increased exposure to the Information Technology and Financial Services sectors, and reduced weightings in the Materials, Industrials, and Consumer Discretionary stocks.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Strength in the U.S. housing market has provided an important underpinning to consumer spending since the stock market bubble burst. Now, measured increases in short-term interest rates by the Federal Reserve since mid-2004 finally appear to be slowing housing demand and price appreciation. A slowdown in consumer spending, which accounts for more than two-thirds of U.S. economic activity, is likely to follow. As a result, we anticipate that the pace of growth in the economy and corporate earnings will probably slow during 2006.

   Nevertheless, corporate balance sheets and cash flows remain healthy. After underspending on capital investment for years, corporations now appear ready to invest in productivity-enhancing projects and even modestly add production capacity. This renewed capital spending should help to sustain a moderate pace of growth for the U.S. economy.

   Under this economic scenario, we believe investors should seek companies that can generate excess free cash flow, improve returns on invested capital, and maintain pricing power. Among the stocks we believe meet these descriptions are those in the biotechnology, software, information technology consulting, and capital goods industries.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     6.42%         6.42%         6.25%         0.67%
        5 Years.    -0.75%        -0.15%        -1.89%        -1.45%
        10 Years   106.69%         7.53%       102.26%         6.72%

Note: Returns for BNY Hamilton Funds are after fees.

                                [CHART]

                  Large Cap Equity Fund      S&P 500(R) Index
                  ---------------------      ----------------
    12/31/1995          $10,000                  $10,000
    12/31/1996           11,958                   12,307
    12/31/1997           15,078                   16,398
    12/31/1998           17,066                   21,112
    12/31/1999           19,542                   25,540
    12/31/2000           20,825                   23,209
    12/31/2001           17,740                   20,450
    12/31/2002           14,537                   15,926
    12/31/2003           17,760                   20,494
    12/31/2004           19,422                   22,722
    12/31/2005           20,669                   23,840


This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Equity Fund (Institutional Shares) from 12/31/95 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE OF 5.25% FOR CLASS A SHARES. CUMULATIVE TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance for the Institutional Shares prior to their inception date of 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Class A Shares of the Fund was August 10, 1992.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Large Cap Growth Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Vice President and Portfolio Manager [Ms. O'Neill Assumed responsibility for the Fund on October 3, 2005.]

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: Both economic growth and corporate earnings growth consistently topped forecasts through 2005, despite such challenging factors as steady increases in short-term interest rates by the Federal Reserve, disruptions and devastation from an unusually severe hurricane season, and the impact of rising and volatile energy prices.

   Despite high energy costs and limited ability to raise prices, many corporations were able to maintain or increase their margins due to robust demand and ongoing cost containment. Full-year earnings growth rose by nearly 14% for 2005. Large-cap stocks' performance, however, was not able to keep pace. The average price/earnings ratio for large-cap stocks actually declined and ended 2005 near its historical average. Higher interest rates and concerns about the sustainability of the economy's expansion combined to erode market valuations even as earnings rose.

   Large-cap stocks endured a slight downturn during the first half of the year on concerns that high energy and commodities prices would stir inflation. They rallied in the second half, though, as inflation remained tame and investors began to anticipate an end to the Federal Reserve's tightening campaign.

   Among large-cap stocks, value-oriented stocks outperformed growth-oriented issues for the year, primarily because two key value sectors, Energy and Utilities, rose sharply in 2005.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 0.07% for Institutional Class Shares and -0.13% for Class
   A Shares for the twelve months ended December 31, 2005. For the same period, the S&P 500(R) Index returned 4.92% and the Russell 1000(R) Growth Index returned 5.27%.

   Our limited exposure to the top-performing Energy sector--generally a value area--for most of the year contributed to the Fund's underperformance. The Fund was also hurt by individual holdings within the Consumer Discretionary and Information Technology sectors.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Stock selection drove strong performance in the Materials and Processing, Healthcare, and Financial Services sectors. Within Materials and Processing, holdings in agricultural biotechnology (including Monsanto) and specialty chemicals provided positive contributions. In Healthcare, the Fund's commitments in biotechnology

   (MedImmune, Genentech, Gilead Sciences, and Celgene), managed care, and specialty pharmaceutical companies generated excess returns. Finally, in Financial Services, asset management companies such as Legg Mason offered positive relative returns.

   Stocks that detracted from performance included Mercury Interactive and Dell in the Information Technology sector. Earnings reports for both companies missed expectations, sending the stocks lower. Also, concerns that high energy prices and rising interest rates would dampen consumer spending negatively affected companies in the Consumer Discretionary sector.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: As the business cycle has matured, we have shifted our focus to companies offering secular growth rather than cyclical growth. These are typically companies that generate consistent growth or are able to grow their businesses organically. This led to increased allocations to Healthcare and Consumer Staples, and to smaller positions in the Information Technology and Materials and Processing sectors.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Although the pace of corporate earnings growth is expected to moderate in 2006, yields on longer-term bonds remain historically low. With the stock market having made little headway during 2005, equity valuations appear quite attractive.

   We believe opportunities may arise among companies that can generate excess free cash flow, improve returns on invested capital, and exercise pricing power. With energy demand rising, especially from emerging economies like China and India, additional reserves of oil and natural gas need to be discovered and produced. As a result, energy companies are boosting their capital investment, improving the earnings growth prospects for the oil field equipment and services sector.

   Biotechnology companies may be able to generate the highest growth rates in the Healthcare sector from their innovative drugs used to treat as-yet unmet medical needs. Within the Financial sector, we expect the pace of activity in capital markets to improve, with positive impact on investment banks, brokers, and asset managers.

   Two important areas of uncertainty sit on the horizon for 2006: the currently inverted yield curve, and the outlook for consumer spending. An inversion of the yield curve--with longer-term yields being lower than shorter-term rates--is usually seen as a precursor to a recession. In this case, though, many investors believe that strong demand from foreign governments and institutional buyers for 10-year Treasurys has been the force suppressing their yield, rather than recessionary concerns.

   Although that suggests a more positive scenario, the fact remains that the earnings of traditional financial services companies could be vulnerable to the inverted curve's impact on net interest margins. For consumer spending, a cooling in the rate of home price appreciation, high levels of consumer debt, and rising minimum credit card payments all could put a damper on future activity.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     0.07%         0.07%        -0.13%        -5.37%
        5 Years.   -26.09%        -5.87%       -26.95%        -7.10%
        10 Years   100.18%         7.19%        96.27%         6.40%

Note: Returns for BNY Hamilton Funds are after fees.

                                [CHART]

              Large Cap         S&P 500(R)       Russell 1000 (R)
             Growth Fund          Index            Growth Index
             -----------        ----------       ----------------
12/31/1995     $10,000           $10,000             $10,000
12/31/1996      12,417            12,307              12,312
12/31/1997      16,293            16,398              16,066
12/31/1998      20,152            21,112              22,285
12/31/1999      27,634            25,540              29,671
12/31/2000      27,085            23,209              23,018
12/31/2001      20,453            20,450              18,318
12/31/2002      15,695            15,926              13,209
12/31/2003      19,304            20,494              17,140
12/31/2004      20,005            22,722              18,220
12/31/2005      20,018            23,840              19,180


This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Growth Fund (Institutional Shares) from 12/31/95 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE OF 5.25% FOR CLASS A SHARES. CUMULATIVE TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April, 1, 1999. Had expenses not been assumed, the cumulative total return and the average annual total return for the 10 year period would have been lower.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

The Russell 1000(R) Growth Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization growth stocks. An investor cannot invest directly in an index.

BNY Hamilton Large Cap Value Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

An Interview with William McClean and George Baker, Managing Directors and Co-Portfolio Managers

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: We saw three major trends driving the equity markets over the course of 2005. First, there was a flattening yield curve--the result of rising short-term interest rates and longer rates that remained steady or even declined. This can be a sign of a slowing economy, and can also favor financial services companies that can derive higher proportions of their revenues from fees rather than interest-rate spreads. Second, business spending on plant and equipment continued to increase, with positive impact for companies in many sectors, particularly Capital Equipment and Machinery. Third, oil and gas prices rose, at times sharply, aiding energy stocks but putting some pressure on consumer-oriented sectors.

   Overall, equity performance was modestly positive for the year, with domestic stock indices generally posting single digit returns.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 8.74% for Institutional Shares and 8.45% for Class A
   Shares for the twelve months ended December 31, 2005. This performance significantly outpaced that of the broad-based S&P 500(R) Index, which returned 4.92% for the same period.

   The Fund's outperformance is the result of both individual security selection and sector allocation. Stock selection in the Materials sector contributed positively to performance, as did our overweightings in the strong-performing Energy and Utilities sectors.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The strongest-performing sector for the Fund was Energy, and the weakest was Telecommunications. Echoing these trends, the best-performing individual stock in the Fund was Grant Prideco, an oil and gas equipment and services company, and our weakest performer was Lucent Technologies, which provides systems and services to the communications services industry.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: In response to the flattening yield curve, we reduced our holdings in the Financial Services sector. We also shifted our remaining positions more toward companies with fee-driven businesses, rather than those dependent on lending margins and interest-rate spreads for their profits. The latter companies could be harmed by the yield curve's flat to inverted profile. As corporate spending remained strong, we maintained our overweighting in the Industrial sector. With prices for energy related commodities remaining high, we kept our overweighting in oil and gas stocks, which had a positive impact on performance.

   In the second half of the year, we added slightly to our still-underweighted position in Technology, a sector that has struggled in recent periods, and made similar additions to our healthcare holdings.

   As our individual holdings in the Materials sector performed strongly, we began to reduce our commitment to this area. With the outlook for consumer spending coming into some question given rising interest rates and high levels of consumer debt, we underweighted consumer discretionary and consumer staples stocks in the Fund.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The overall results of our approach in 2005 were rewarding, and at this time we believe the basic macroeconomic trends behind last year's success remain intact. Thus, while we constantly monitor and reconsider our exposures, at this point we anticipate keeping the Fund positioned much as it was during 2005, particularly with respect to our emphasis on energy, capital equipment, and utilities stocks.

                          Institutional Shares             Class A Shares
                       ----------------------------- ---------------------------
                        Cumulative    Average Annual  Cumulative  Average Annual
        Period         Total Return    Total Return  Total Return  Total Return
        ------         ------------   -------------- ------------ --------------
    1 Year............     8.74%           8.74%         8.45%         2.75%
    3 Year............    52.86%          15.19%        52.12%        12.96%
    5 Year............    26.25%           4.77%           N/A           N/A
    Since Inception...    23.94%           3.85%        32.37%         6.52%
       4/28/00--Institutional Shares
       5/31/02--Class A Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                [CHART]

                 Large Cap Value Fund       S&P 500(R) Index
                 --------------------       ----------------
    04/28/2000         $10,000                  $10,000
    06/30/2000           9,679                   10,036
    09/30/2000           9,937                    9,940
    12/31/2000           9,817                    9,160
    03/31/2001           9,371                    8,075
    06/30/2001           9,600                    8,547
    09/30/2001           8,012                    7,292
    12/31/2001           9,143                    8,071
    03/31/2002           9,708                    8,094
    06/30/2002           8,875                    7,009
    09/30/2002           7,438                    5,797
    12/31/2002           8,108                    6,286
    03/31/2003           7,972                    6,088
    06/30/2003           9,041                    7,025
    09/30/2003           9,203                    7,210
    12/31/2003          10,437                    8,089
    03/31/2004          10,540                    8,226
    06/30/2004          10,694                    8,367
    09/30/2004          10,573                    8,210
    12/31/2004          11,398                    8,968
    03/31/2005          11,565                    8,775
    06/30/2005          11,676                    8,895
    09/30/2005          12,418                    9,216
    12/31/2005          12,394                    9,409


This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Value Fund (Institutional Shares) from 4/28/00 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE OF 5.25% FOR CLASS A SHARES. CUMULATIVE TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.80% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is April 28, 2000.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Multi-Cap Equity Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The Federal Reserve continued on its tightening path throughout 2005.
   Despite this increase in short-term interest rates, longer-term yields were generally flat or even declined over the year. While the slightly inverted yield curve that resulted is sometimes considered a warning sign for a recession, it's not yet clear whether this is likely to be the case in 2006. Signs for the economy generally remain sound, though there are some hints of slowing as the recovery cycle reaches its later stages.

   Energy prices that were rising--at times sharply--and continued strength in the housing market were dominant forces in the stock market in 2005. The Fund carried significant positions in both areas, benefiting performance during the year.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?
A: The Fund outperformed its benchmark for the period, returning 7.59% for Class A Shares for the twelve months ended December 31, 2005. For the same period, the S&P 500(R) Index returned 4.92%, the Russell 2000 returned 4.56% and the Russell 3000 returned 6.14%.

   The largest contributor to the Fund's outperformance was our heavy overweighting in Utilities, one of the strongest sectors for the year. Our individual holdings within this sector also played a role in our relative returns. Energy and construction industry stocks were two other areas of strength for the market and the Fund.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Recent changes to the tax code that reduced the tax rate on qualified dividend income made the after-tax return of higher-yielding utilities stocks compelling to many investors, driving their valuations up significantly. Questar, a fully integrated natural gas company, was our leading performer. While the Healthcare sector itself produced moderate returns, insurer Aetna was the second-leading contributor to our results for the year. Universal Forest Products, in construction, and Noble Energy, a U.S. oil company, followed. Financial Services was a disappointing sector in 2005, with TCF Financial and NCO Group both experiencing declines.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Our strategy has always been to diversify by market capitalization and to seek out both growth and value stocks. During 2005, this led us to reduce some of our positions in energy, utilities, and construction as their valuations became quite rich. Near the end of the year, we added new positions in technology stocks. While many of these stocks have shown no progress for years, we believe there may be an upturn in their businesses ahead, and their current valuations are low.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for then?
A: We have found over time that opportunities may arise in sectors that have experienced little or no progress for years. Health Care is one area that has been beaten down recently, and may now offer significant upside potential. The tax on dividends remains low and this presents investors with many possible additions to their holdings among mature companies that may offer only modest growth, but pay generous dividend yields that are only growing more attractive.

                                     Class A Shares
                               ---------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..     7.59%         1.94%
                      5 Years.    -7.95%        -2.70%
                      10 Years   133.44%         8.26%

Note: Returns for BNY Hamilton Funds are after fees.

                                [CHART]

               Multi Cap      S&P 500(R)    Russell 2000(R)      Russell 3000(R)
              Equity Fund       Index           Index                Index
              -----------     ----------    --------------       ---------------
 12/31/1995     $ 9,475         $10,000        $10,000              $10,000
 12/31/1996      10,985          12,307         11,649               12,182
 12/31/1997      13,788          16,398         14,254               16,055
 12/31/1998      16,226          21,112         13,891               19,932
 12/31/1999      21,302          25,540         16,844               24,096
 12/31/2000      24,029          23,209         16,334               22,298
 12/31/2001      19,316          20,450         16,740               19,743
 12/31/2002      13,995          15,926         13,311               15,488
 12/31/2003      18,403          20,494         19,600               20,296
 12/31/2004      20,559          22,722         23,194               22,721
 12/31/2005      22,119          23,840         24,251               24,116














This chart represents historical performance of a hypothetical investment of $10,000 in the Multi-Cap Equity Fund (Class A Shares) from 12/31/95 to 12/31/05.

Total return figures include change in share price, reinvestment of dividends and capital gains. Average Annual Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A shares. Cumulative Total Return does not reflect the deduction of the maximum applicable sales charge. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. The Advisor has contractually agreed to limit the expenses of the Class A Shares to 1.25% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.25% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations any time. The Advisor assumed a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund was October 7, 2002. The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh and Kotler Funds, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The Partnership was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Partnership has been registered, the Partnership's performance may have been adversely affected.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

The Russell 2000(R) Index is an unmanaged index which represents 2,000 small U.S. companies. Investors cannot invest directly in any index.

The Russell 3000(R) Index is an unmanaged index which represents 3,000 small U.S. companies. Investors cannot invest directly in any index.

BNY Hamilton S&P 500 Index Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 The performance of the Fund is expected to be lower than that of the S&P 500(R) Index because of Fund fees and expenses.

An Interview with Kurt Zyla, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?
A: The equity markets got off to a difficult start in 2005, but with a recovery in the second half, the S&P 500(R) Index of large capitalization stocks managed to post a modest gain for the year.

   Short-term interest rates continued to rise, as the Federal Reserve maintained its "measured" pace of tightening to help stave off inflation. Rates for longer maturities did not rise, however, and in fact by year's end the Treasury yield curve was mildly inverted.

   Record oil prices were a trend for most of the year. Crude oil futures hit a high of $71.15 at the end of August. Since then, oil has stabilized around $60 per barrel, but high energy prices continue to weigh on the overall market.

   The booming housing market in the first half of the year served to accelerate returns in the home building sector. As the year progressed, however, there were some signs that this market may at last be cooling after its long, strong run. Corporate profits remained strong through the year, as did consumer confidence and spending.

Q: How did the Fund perform against its benchmark? What were the major factors accounting for its performance?
A: The Fund closely tracked the risk and return characteristics of its benchmark, returning 4.57% for Institutional Class Shares and 4.29% for Investor Class Shares for the twelve months ended December 31, 2005. This compares with a 4.92% return for the S&P 500(R) Index over the same period.

   The Fund achieved this return by maintaining a straight replication approach to index management, combined with efficient trading to accommodate the index adjustments that occurred throughout the year.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Energy was the strongest sector for the year, with strong demand and high oil prices boosting these stocks to an average gain of 31.43%. Utilities stocks, with a 16.97% return, came in second place. Consumer Discretionary proved to be the year's weakest sector, with a return of -6.47% largely fueled by concerns about rising interest rates and high levels of debt.

   Four stocks in the Index posted triple-digit returns for the year, and they came from a variety of sectors. The leader was Valero Energy, which benefited from strong trends in its sector. Apple Computer followed close behind, driven in large part by the success of its iPod product line. Express Scripts, a mail-order prescription provider, and EOG Resources, from the Energy sector, rounded out the top performers.

   Gateway posted the greatest loss over the year, hurt by tough price competition in the PC marketplace. Auto and truck parts maker Dana Corp. posted the second largest loss, suffering from challenging conditions in the automotive industry as well as its restatements of financials.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: We continued to strive to replicate the performance of the underlying benchmark.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: The consensus is that the Federal Reserve is almost finished raising short-term interest rates. If that proves to be the case, this could serve as a catalyst for a rally in the market. Recent strong performance in the Financials sector, which rose by 8.25% in the fourth quarter, could be one harbinger of the end of the rate-hike cycle. That could provide further opportunity for gains in this sector.

   The pull back of oil prices and profit-taking among energy stocks have caused that sector to sell off recently. It was the weakest sector in the fourth quarter, and should the winter be mild, it may continue to underperform.

   The consumer has remained strong for a number of years, but with the slowing of the housing market, rising interest rates, and record debt levels, there is great concern that spending in this area--which accounts for about two thirds of all U.S. economic activity--could finally slow. Such a development would not bode well for the retail stocks, among other areas.

   With the recent inversion of the yield curve, some market observers have raised concerns that an economic slowdown may be upon us. There may, however, be other factors keeping long-term Treasury yields down, including strong demand from foreign investors. While it is not possible to precisely predict the economy's path for 2006, at this point it continues to appear to be reasonably healthy.

   Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                          Institutional Shares             Investor Shares
                       ----------------------------- ---------------------------
                        Cumulative    Average Annual  Cumulative  Average Annual
        Period         Total Return    Total Return  Total Return  Total Return
        ------         ------------   -------------- ------------ --------------
    1 Year............     4.57%           4.57%         4.29%         4.29%
    3 Year............    48.05%          13.97%        46.99%        13.70%
    5 Year............     0.55%           0.11%           N/A           N/A
    Since Inception...    -8.22%          -1.50%        54.07%        13.40%
       4/28/00--Institutional Shares
       7/25/02--Investor Shares

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

               S&P 500 Index Fund      S&P 500(R) Index
               ------------------      ----------------
04/28/2000        $10,000                  $10,000
06/30/2000         10,041                   10,036
09/30/2000          9,951                    9,940
12/31/2000          9,128                    9,160
03/31/2001          8,030                    8,075
06/30/2001          8,493                    8,547
09/30/2001          7,241                    7,292
12/31/2001          7,992                    8,071
03/31/2002          8,010                    8,094
06/30/2002          6,924                    7,009
09/30/2002          5,723                    5,797
12/31/2002          6,199                    6,286
03/31/2003          6,003                    6,088
06/30/2003          6,922                    7,025
09/30/2003          7,091                    7,210
12/31/2003          7,946                    8,089
03/31/2004          8,073                    8,226
06/30/2004          8,204                    8,367
09/30/2004          8,052                    8,210
12/31/2004          8,777                    8,968
03/31/2005          8,581                    8,775
06/30/2005          8,694                    8,895
09/30/2005          9,005                    9,216
12/31/2005          9,178                    9,409


This chart represents historical performance of a hypothetical investment of $10,000 in the S&P 500 Index Fund (Institutional Shares) from 4/28/00 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 0.35% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is April 28, 2000.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Small Cap Core Equity Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What were the major trends driving the overall markets, and how did these influence the area that the Fund invests in?
A: Surging energy prices and continued strength in the housing markets were two dominant forces in the stock market in 2005. Consumer spending and confidence remained strong.

   Small caps actually took a breather in the first few months of 2005, but because of the Fund's early-March launch, it missed much of this period. As the year's first half wore on, the market once again took notice of smaller stocks' superior growth potential, strong fundamentals, and reasonable valuations, allowing them to return to an upward path. Small stocks lost some momentum later in the year, and for 2005 major small indices landed just behind large cap counterparts.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: The Fund returned 11.55% for Institutional Shares and 11.30% for Class A
   Shares for the period from its inception on March 2, 2005 through December 31, 2005. For the same period, the Fund's benchmark, the Russell 2000(R) Index, returned 7.30%.

   Individual stock selection in the Consumer Discretionary sector was the biggest contributor to our outperformance relative to the Index. Strong stock selection in a challenging Technology sector also had positive impact.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: Our 2005 performance was led by securities in the Energy sector, including our two strongest holdings, Cal Dive International and St. Mary Land and Exploration. Those were followed by two consumer companies, Hibbett Sporting Goods and Life Time Fitness, and a technology firm, Akamai Technologies.

   Financial Services was a disappointing sector in 2005; Deluxe Corp. and NCO Group both experienced declines for the year.

   Portfolio composition is subject to change.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Wall Street sentiment with respect to small-cap stocks varied over the course of the year; at times they were in favor, and at other points larger-cap stocks took the lead. In this changing environment, we achieved a significant level of outperformance versus the Russell 2000(R) Index by maintaining our diversified approach of choosing both growth and value stocks. We lightened up in some energy holdings on valuation grounds while searching out more reasonably valued positions in the Financial Services sector.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: Our core investment strategy is designed to allow us to perform well in both value- and growth-oriented markets. Over the long term, our goal is both to participate in rising markets as well as protect capital during difficult periods by carefully monitoring portfolio risk levels. The most important elements of this for us remain diligent research and stock selection.

   We are searching for additional opportunities in Financial Services and Technology. After a period of indifferent performance, both sectors now offer interesting valuations.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    Since Inception    11.55%         N/A          11.30%         N/A
       (3/02/05)

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  Small Cap Core      Russell 2000(R) Small
                   Equity Fund            Stock Index
                  --------------      --------------------
03/02/2005          $10,000                $10,000
03/31/2005            9,900                  9,714
06/30/2005           10,690                 10,134
09/30/2005           11,130                 10,610
12/31/2005           11,155                 10,730



This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Core Equity Fund (Institutional Shares) from 3/2/05 to 12/31/05.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE OF 5.25% FOR CLASS A SHARES. CUMULATIVE TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has contractually agreed to limit the expenses of the Institutional Shares to 1.00% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.00% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is March 2, 2005.

The Russell 2000(R) Index is an unmanaged index, which represents 2,000 small U.S. companies. An investor cannot invest directly in an index.

BNY HAMILTON SMALL CAP GROWTH FUND


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Co-Portfolio Managers; John Lui, Managing Director and Edward Amberger, Vice President

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: In the first half of the year, stocks with positive earnings growth and modest valuations solidly outperformed more speculative issues as investors flocked toward higher quality. This shift was triggered by the maturing of the current market cycle; as the rate of economic and earnings growth has shown signs of slowing, investors have placed a greater premium on companies with reasonable valuations that are positioned to sustain their growth in a more challenging environment.

   The second half of the year began on a promising note, when stocks rallied on strong earnings announcements as well as signs that the U.S. economy had been able to fight off inflation despite higher oil prices. But once Katrina, then Rita, slammed into the Gulf Coast, the market took on a somber tone that became more pronounced as oil prices rose to new highs, consumer confidence fell significantly, and inflationary pressures intensified. Many sectors, notably Consumer Discretionary, lost ground; others did not, particularly Energy. The fourth quarter saw continued downward pressure on the Consumer Discretionary sector, based on fears that high fuel costs would lead to disappointing holiday sales. In the end, these fears proved to be overblown, and many retailers reported better-than-expected same-store sales. As the year came to a close, the market pulled back on concerns that an inverted yield curve--with longer term yields being slightly lower than shorter-term rates--indicates that the anticipated 2006 economic slowdown may turn into a recession.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: For the twelve months ended December 31, 2005, the Fund returned -2.62% for Institutional Class Shares and -2.91% for Class A Shares, versus a 4.56% return for the Russell 2000(R) Index and 4.14% for the Russell 2000(R) Small Growth Index over the same period.

   The Fund outperformed its benchmark in the first half of the year, but in the second half some of our Consumer Discretionary holdings--a sector that accounted for up to 25% of assets--were knocked down by market forces. Individual stock selection in the Healthcare and Technology sectors also hurt second-half performance, after a solid first half of the year. We have re-examined the stocks that disappointed to confirm our investment thesis; we believe they can recover within a reasonable time.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The traditional growth areas--consumer stocks, technology, and healthcare--did not have their best year in 2005. Consumer stocks were almost flat for the year, experiencing slight losses. Information technology stocks averaged a single-digit decline. Healthcare stocks were the one typical growth area that enjoyed gains in 2005, with the stocks from this sector in our benchmark rising by 5.23%. This was largely attributable to biotechnology stocks.

   Holdings in the strong-performing Energy and Industrials sectors made positive contributions to returns. That said, because of our small-cap mandate, our energy holdings tended not to be commodity-based companies, which offered the best returns. Simply put, there's no such thing as a small Exxon Mobil. Instead, we were concentrated in the oil services area.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Cyclical forces have been driving the market recently, a trend that has hurt our growth style. These forces now appear to be waning, however. Corporate profits have slowed, as part of a natural maturing of the business cycle.

   We have slowly increased our exposure to the industries we believe are most likely to benefit from the longest and strongest part of the market cycle, such as those in the Consumer Discretionary, Healthcare, and Technology sectors of the market. While being early in this move did not always benefit our performance in the past year, we are confident that, as the business cycle continues to evolve, the Fund will benefit.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: We anticipate that growth stocks should regain relative earnings strength and leadership after three years of underperforming cyclicals, which experienced spectacular earnings growth coming out of the recession. Early cyclicals are extremely leveraged to the recovering economy, which has led to tremendous outperformance in non-traditional growth sectors like Energy, Materials and Industrials.

   Now, however, these areas must contend with little excess capacity, higher operating costs, and an economy that is decelerating to a more normal growth rate. Given these circumstances, cyclicals' operating margins and earnings growth have likely peaked. We expect that investors will therefore gravitate toward growth stocks for their higher and more sustainable growth rates, leading to higher relative valuations.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..    -2.62%        -2.62%        -2.91%        -8.01%
        5 Years.    -2.60%        -0.52%        -3.11%        -1.70%
        10 Years   190.52%        11.25%       187.11%        10.53%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                                                   Russell 2000(R)
                  Small Cap      Russell 2000(R)    Small Growth
                     Fund            Index             Index
                  ---------      --------------    --------------
12/31/1995         $10,000         $10,000           $10,000
12/31/1996          12,997          11,649            11,126
12/31/1997          14,217          14,254            12,557
12/31/1998          15,339          13,891            12,711
12/31/1999          30,252          16,844            18,190
12/31/2000          29,826          16,334            14,108
12/31/2001          26,340          16,740            12,806
12/31/2002          20,514          13,311             8,930
12/31/2003          28,254          19,600            13,263
12/31/2004          29,833          23,194            15,161
12/31/2005          29,052          24,251            15,789




This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Growth Fund (Institutional Shares) from 12/31/95 to 12/31/05.

Total return figures include change in share price, reinvestment of dividends and capital gains. Average Annual Total Return reflects the deduction of the maximum applicable sales charge of 5.25% for Class A shares. Cumulative Total Return does not reflect the deduction of the maximum applicable sales charge. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April, 1, 1999. Had expenses not been assumed, the cumulative total return and the average annual total return for the 10 year period would have been lower.

The Russell 2000(R) Index is an unmanaged index, which represents 2,000 small U.S. companies. An investor cannot invest directly in an index.

The Russell 2000 Small Growth Index is an unmanaged index which consists of 2,000 securities found in the Russell Universe with a greater than average growth orientation. Investors cannot invest directly in any index.

BNY HAMILTON FUNDS


Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2005.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE      DURING THE
                                                07/01/05  12/31/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
INTERNATIONAL EQUITY FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,151.70      0.96%             $5.20
Hypothetical (5% return before expenses)        $1,000.00 $1,020.38      0.96%             $4.88
------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,153.90      0.71%             $3.85
Hypothetical (5% return before expenses)        $1,000.00 $1,021.63      0.71%             $3.61
------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUND--CLASS A SHARES
Actual                                          $1,000.00 $1,051.00      1.04%             $5.36
Hypothetical (5% return before expenses)        $1,000.00 $1,019.98      1.04%             $5.28
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 BEGINNING  ENDING      ANNUALIZED
                                                  ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                   VALUE    VALUE      BASED ON THE      DURING THE
                                                 07/01/05  12/31/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
LARGE CAP EQUITY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,051.40      0.79%             $4.07
Hypothetical (5% return before expenses)         $1,000.00 $1,021.24      0.79%             $4.01
-------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,042.50      1.08%             $5.56
Hypothetical (5% return before expenses)         $1,000.00 $1,019.76      1.08%             $5.50
-------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,043.00      0.83%             $4.30
Hypothetical (5% return before expenses)         $1,000.00 $1,021.00      0.83%             $4.25
-------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,060.00      1.05%             $5.47
Hypothetical (5% return before expenses)         $1,000.00 $1,019.90      1.05%             $5.36
-------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,061.60      0.80%             $4.16
Hypothetical (5% return before expenses)         $1,000.00 $1,021.17      0.80%             $4.08
-------------------------------------------------------------------------------------------------------
MULTI-CAP EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,034.50      1.25%             $6.41
Hypothetical (5% return before expenses)         $1,000.00 $1,018.90      1.25%             $6.36
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,055.70      0.35%             $1.81
Hypothetical (5% return before expenses)         $1,000.00 $1,023.44      0.35%             $1.79
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INVESTOR SHARES
Actual                                           $1,000.00 $1,054.30      0.60%             $3.12
Hypothetical (5% return before expenses)         $1,000.00 $1,022.17      0.60%             $3.07
-------------------------------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND--CLASS A SHARES
Actual                                           $1,000.00 $1,042.10      1.25%             $6.43
Hypothetical (5% return before expenses)         $1,000.00 $1,018.91      1.25%             $6.36
-------------------------------------------------------------------------------------------------------
SMALL CAP CORE EQUITY FUND--INSTITUTIONAL SHARES
Actual                                           $1,000.00 $1,043.50      1.00%             $5.15
Hypothetical (5% return before expenses)         $1,000.00 $1,020.16      1.00%             $5.09
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            BEGINNING  ENDING      ANNUALIZED
                                             ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                              VALUE    VALUE      BASED ON THE      DURING THE
                                            07/01/05  12/31/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
SMALL CAP GROWTH FUND--CLASS A SHARES
Actual                                      $1,000.00 $  977.90      1.15%             $5.75
Hypothetical (5% return before expenses)    $1,000.00 $1,019.39      1.15%             $5.87
--------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                      $1,000.00 $  979.50      0.90%             $4.51
Hypothetical (5% return before expenses)    $1,000.00 $1,020.65      0.90%             $4.60
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton International Equity Fund

         Portfolio Summaries

         Diversification By Country

         As of December 31, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Japan................................    25.6%
                United Kingdom.......................    21.9
                France...............................     9.3
                Switzerland..........................     6.8
                Germany..............................     6.7
                Netherlands..........................     5.6
                Australia............................     5.2
                Italy................................     3.8
                Spain................................     3.7
                Sweden...............................     2.4
                Hong Kong............................     1.6
                United States........................     1.5
                Finland..............................     1.4
                Belgium..............................     1.1
                Ireland..............................     0.8
                Singapore............................     0.8
                Denmark..............................     0.8
                Norway...............................     0.7
                Greece...............................     0.6
                Austria..............................     0.4
                Portugal.............................     0.3
                New Zealand..........................     0.2
                Liabilities in excess of other assets    (1.2)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Large Cap Equity Fund

         Industry Diversification

         As of December 31, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Oil & Gas............................     9.8%
                Diversified Financial Services.......     7.9
                Manufacturing........................     7.5
                Telecommunications...................     7.2
                Pharmaceuticals......................     7.2
                Retail Stores........................     5.9
                Insurance............................     5.8
                Banks................................     4.9
                Food.................................     4.0
                Healthcare...........................     3.8
                Software.............................     3.8
                Semiconductors.......................     3.4
                Chemicals............................     3.0
                Cosmetics/Personal Care..............     2.8
                Computers............................     2.8
                Commercial Services..................     2.7
                Biotechnology........................     2.4
                Media................................     2.0
                Electronic Equipment & Components....     1.9
                Real Estate Investment Trusts........     1.7
                Beverages............................     1.7
                Money Market Fund....................     1.6
                Pipelines............................     1.5
                Internet.............................     1.3
                Transportation.......................     0.9
                Aerospace/Defense....................     0.8
                Leisure..............................     0.8
                Machinery--Construction & Mining.....     0.7
                Electric.............................     0.4
                Liabilities in excess of other assets    (0.2)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Large Cap Growth Fund

         Industry Diversification

         As of December 31, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Retail Stores........................     8.9%
                Telecommunications...................     8.6
                Software.............................     8.4
                Healthcare...........................     7.8
                Pharmaceuticals......................     7.6
                Manufacturing........................     7.3
                Cosmetics/Personal Care..............     6.7
                Biotechnology........................     6.2
                Semiconductors.......................     5.4
                Media................................     3.4
                Oil & Gas............................     3.1
                Diversified Financial Services.......     2.9
                Chemicals............................     2.9
                Internet.............................     2.8
                Computers............................     2.7
                Commercial Services..................     2.4
                Beverages............................     2.3
                Insurance............................     2.2
                Aerospace & Defense..................     1.8
                Advertising..........................     1.2
                Agricultural.........................     1.1
                Pipelines............................     1.1
                Banks................................     1.1
                Transportation.......................     1.1
                Food.................................     0.9
                Electronic Equipment & Components....     0.6
                Money Market Fund....................     0.1
                Liabilities in excess of other assets    (0.6)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Large Cap Value Fund

         Industry Diversification

         As of December 31, 2005

                                                       % of
                                                    Net Assets
                                                    ----------
                  Oil & Gas........................    17.1%
                  Banks............................     8.6
                  Diversified Financial Services...     7.7
                  Electric.........................     7.3
                  Manufacturing....................     6.9
                  Retail Stores....................     4.9
                  Telecommunications...............     4.9
                  Pharmaceuticals..................     4.8
                  Chemicals........................     4.2
                  Electronic Equipment & Components     3.4
                  Transportation...................     3.3
                  Aerospace/Defense................     3.2
                  Semiconductors...................     3.1
                  Cosmetics & Personal Care........     3.0
                  Insurance........................     2.9
                  Healthcare.......................     2.8
                  Computers........................     2.6
                  Machinery--Construction & Mining.     2.2
                  Iron/Steel.......................     1.7
                  Building Materials...............     1.7
                  Money Market Fund................     1.5
                  Pipelines........................     1.3
                  Software.........................     0.8
                  Other assets less liabilities....     0.1
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Multi-Cap Equity Fund

         Industry Diversification

         As of December 31, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Oil & Gas............................     8.3%
                Banks................................     8.1
                Healthcare...........................     8.1
                Electric.............................     5.9
                Pipelines............................     5.5
                Diversified Financial Services.......     5.2
                Machinery............................     5.2
                Retail Stores........................     5.0
                Pharmaceuticals......................     4.9
                Manufacturing........................     4.4
                Semiconductors.......................     3.7
                Commercial Services..................     3.3
                Building Materials...................     3.3
                Engineering & Construction...........     3.0
                Telecommunications...................     2.9
                Beverages............................     2.5
                Food.................................     2.4
                Household Products & Wares...........     2.3
                Home Builders........................     2.2
                Leisure Time.........................     2.1
                Software.............................     2.1
                Electronic Equipment & Components....     2.1
                Media................................     2.0
                Money Market Fund....................     2.0
                Biotechnology........................     1.9
                Computers............................     1.6
                Liabilities in excess of other assets     0.0
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton S&P 500 Index Fund

         Industry Diversification

         As of December 31, 2005

                                                       % of
                                                    Net Assets
                                                    ----------
                  Oil & Gas........................     9.0%
                  Diversified Financial Services...     8.2
                  Banks............................     6.1
                  Retail Stores....................     5.8
                  Pharmaceuticals..................     5.7
                  Telecommunications...............     5.5
                  Manufacturing....................     5.4
                  Healthcare.......................     5.4
                  Insurance........................     5.1
                  Software.........................     3.9
                  Computers........................     3.8
                  Semiconductors...................     3.2
                  Media............................     3.1
                  Electric.........................     3.0
                  Money Market Fund................     2.3
                  Beverages........................     2.1
                  Cosmetics/Personal Care..........     2.1
                  Aerospace/Defense................     1.9
                  Transportation...................     1.7
                  Agricultural.....................     1.6
                  Chemicals........................     1.5
                  Food.............................     1.4
                  Biotechnology....................     1.3
                  Internet.........................     1.1
                  Commercial Services..............     0.9
                  Electronic Equipment & Components     0.8
                  Real Estate Investment Trusts....     0.7
                  Mining...........................     0.6
                  Machinery........................     0.6
                  Savings & Loans..................     0.6
                  Household Products/Wares.........     0.5
                  Automotive.......................     0.5
                  Forest Products & Paper..........     0.4
                  Lodging..........................     0.4
                  Apparel..........................     0.4
                  Leisure Time.....................     0.4
                  Homebuilders.....................     0.4
                  Pipelines........................     0.3
                  United States Treasury Bill......     0.3
                  Building Materials...............     0.2
                  Office/Business Equipment........     0.2
                  Advertising......................     0.2
                  Iron/Steel.......................     0.2
                  Environmental Control............     0.2
                  Packaging & Containers...........     0.1
                  Distribution/Wholesale...........     0.1
                  Hand/Machine Tools...............     0.1
                  Airlines.........................     0.1
                  Entertainment....................     0.1
                  Toys/Games/Hobbies...............     0.1
                  Home Furnishing..................     0.1
                  Engineering & Construction.......     0.1
                  Textiles.........................     0.0
                  Other assets less liabilities....     0.2
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Small Cap Core Equity Fund

         Industry Diversification

         As of December 31, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Commercial Services..................    10.4%
                Oil & Gas............................     8.8
                Retail Stores........................     7.8
                Banks................................     7.1
                Household Products/Wares.............     5.8
                Machinery............................     5.5
                Healthcare...........................     5.3
                Home Builders........................     5.3
                Money Market Fund....................     4.5
                Diversified Financial Services.......     3.5
                Building Materials...................     3.5
                Leisure Time.........................     3.4
                Environmental Control................     3.2
                Electric.............................     2.8
                Telecommunications...................     2.7
                Internet.............................     2.7
                Chemicals............................     2.6
                Mutual Funds.........................     2.6
                Food.................................     2.4
                Manufacturing........................     2.3
                Biotechnology........................     2.3
                Software.............................     2.2
                Semiconductors.......................     2.2
                Aerospace & Defense..................     2.0
                Media................................     1.5
                Liabilities in excess of other assets    (2.4)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Small Cap Growth Fund

         Industry Diversification

         As of December 31, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Healthcare...........................    15.6%
                Retail Stores........................    10.0
                Pharmaceuticals......................     6.2
                Internet.............................     6.1
                Semiconductors.......................     6.0
                Oil & Gas............................     5.8
                Commercial Services..................     5.2
                Electronics..........................     4.9
                Biotechnology........................     4.6
                Household Products & Wares...........     4.2
                Banks................................     3.5
                Telecommunications...................     2.8
                Computers............................     2.5
                Food.................................     2.4
                Apparel..............................     2.3
                Transportation.......................     2.1
                Money Market Fund....................     1.9
                Diversified Financial Services.......     1.8
                Insurance............................     1.6
                Saving & Loans.......................     1.4
                Engineering & Construction...........     1.2
                Media................................     1.2
                Lodging..............................     1.1
                Distribution & Wholesale.............     1.1
                Software.............................     1.0
                Manufacturing........................     0.9
                Energy--Alternate Sources............     0.9
                Chemicals............................     0.7
                Aerospace & Defense..................     0.6
                Environment Control..................     0.5
                Machinery............................     0.3
                Liabilities in excess of other assets    (0.4)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         December 31, 2005

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks--99.7%
          Australia--5.2%
  31,125  Ansell Ltd. ADR............. $ 1,009,166
  52,449  BHP Ltd. ADR................   1,752,846
  22,100  Coles Myer Ltd. ADR.........   1,315,834
  17,800  Commonwealth Bank of
          Australia ADR...............   1,674,588
 334,100  Foster's Group Ltd. ADR.....   1,367,538
 190,900  Lend Lease Corp. Ltd.
          ADR.........................   2,027,702
  13,320  National Australia Bank Ltd.
          ADR.........................   1,581,750
  77,447  Newcrest Mining Ltd.
          ADR.........................   1,380,516
   4,569  Rio Tinto Ltd. ADR..........     925,041
  21,560  Westpac Banking Corp.
          ADR.........................   1,801,985
  48,505  Woodside Petroleum Ltd.
          ADR.........................   1,394,417
                                       -----------
                                        16,231,383
                                       -----------
          Austria--0.4%
  48,200  Erste Bank der
          Oesterreichischen Sparkassen
          ADR.........................   1,337,497
                                       -----------
          Belgium--1.1%
  12,700  Delhaize Group ADR..........     831,469
  61,200  Fortis ADR..................   1,945,481
   6,500  Solvay SA ADR...............     713,805
                                       -----------
                                         3,490,755
                                       -----------
          Denmark--0.8%
  35,400  Danske Bank A/S ADR.........   1,242,802
  21,600  Novo Nordisk A/S ADR........   1,216,944
                                       -----------
                                         2,459,746
                                       -----------

Number of
 Shares                          US$ Value
---------                       -----------
          Common Stocks (Continued)
          Finland--1.4%
  45,600  Metso Corp. ADR...... $ 1,246,248
 137,100  Nokia Corp. ADR......   2,508,930
  37,900  UPM-Kymmene Oyj
          ADR..................     742,840
                                -----------
                                  4,498,018
                                -----------
          France--9.3%
  87,400  Alcatel SA ADR*......   1,083,760
  50,200  AXA SA ADR...........   1,622,966
  60,600  BNP Paribas SA ADR...   2,442,859
  37,006  Business Objects SA
          ADR*.................   1,495,412
  68,000  France Telecom SA ADR   1,689,120
  54,500  Groupe Danone ADR....   1,146,680
  17,850  L'Air Liquide SA ADR.     684,287
  83,500  L'Oreal SA ADR.......   1,237,069
  38,824  Lafarge SA ADR.......     874,316
  18,200  PSA Peugeot Citroen
          ADR..................   1,045,483
  20,000  Publicis Group ADR...     695,000
  67,400  Sanofi-Aventis ADR...   2,958,860
  72,945  Societe Generale ADR.   1,787,962
  21,400  Sodexho Alliance SA
          ADR..................     878,470
  15,800  Technip SA ADR.......     960,324
  55,613  Thomson ADR..........   1,164,536
  33,412  Total SA ADR.........   4,223,277
  39,800  Veolia Environnement
          ADR..................   1,802,940
  40,860  Vivendi Universal SA
          ADR..................   1,284,230
                                -----------
                                 29,077,551
                                -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2005

Number of
 Shares                                US$ Value
---------                             -----------
          Common Stocks (Continued)
          Germany--6.7%
 139,000  Allianz AG ADR............. $ 2,104,459
  17,500  BASF AG ADR................   1,338,400
  28,700  Bayer AG ADR...............   1,198,512
  28,600  DaimlerChrysler AG.........   1,459,458
  18,823  Deutsche Bank AG...........   1,823,384
  78,200  Deutsche Lufthansa AG
          ADR........................   1,153,012
  83,800  Deutsche Telekom AG
          ADR........................   1,393,594
  60,027  E.On AG ADR................   2,072,132
  23,900  Hypo Real Estate Holding
          AG ADR.....................   1,238,725
   1,500  Puma AG Rudolf Dassler
          Sport ADR..................     436,493
  20,100  RWE AG ADR.................   1,478,966
  28,180  SAP AG ADR.................   1,270,073
  12,200  Schering AG ADR............     816,302
  27,642  Siemens AG ADR.............   2,365,878
  91,000  Volkswagen AG ADR..........     959,395
                                      -----------
                                       21,108,783
                                      -----------
          Greece--0.6%
 177,472  Alpha Bank A.E. ADR........   1,292,653
  58,800  Hellenic Telecommunications
          Organization SA ADR........     616,224
                                      -----------
                                        1,908,877
                                      -----------
          Hong Kong--1.6%
  14,000  Cheung Kong (Holdings) Ltd.
          ADR........................     143,637
 171,000  CLP Holdings Ltd. ADR......     992,450
  72,400  Hang Seng Bank Ltd.
          ADR........................     944,972

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
  19,200  Hutchison Whampoa Ltd.
          ADR......................... $   914,368
  45,500  MTR Corp. Ltd. ADR..........     894,912
 128,000  Sun Hung Kai Properties Ltd.
          ADR.........................   1,246,400
                                       -----------
                                         5,136,739
                                       -----------
          Ireland--0.8%
  18,200  Allied Irish Banks PLC
          ADR.........................     781,872
  12,300  Bank of Ireland ADR.........     778,713
  21,100  CRH PLC ADR.................     624,771
   5,800  Ryanair Holdings PLC
          ADR*........................     324,742
                                       -----------
                                         2,510,098
                                       -----------
          Italy--3.8%
  34,780  Enel SpA ADR................   1,367,550
  15,877  Eni SpA ADR.................   2,214,206
  99,500  Fiat SpA ADR*...............     864,655
  50,000  Luxottica Group SpA
          ADR.........................   1,265,500
  41,300  Mediaset SpA ADR............   1,308,012
  67,700  Sanpaolo IMI SpA ADR........   2,115,625
  98,739  Telecom Italia SpA ADR......   2,639,638
                                       -----------
                                        11,775,186
                                       -----------
          Japan--25.6%
  54,000  Aeon Co., Ltd. ADR..........   1,372,534
  40,000  Aiful Corp. ADR.............     834,532
   9,400  Ajinomoto Co., Inc. ADR.....     961,264
 130,000  All Nippon Airways Co., Ltd.
          ADR.........................   1,057,355
  11,700  Asahi Glass Co., Ltd.
          ADR.........................   1,509,710

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2005

Number of
 Shares                                  US$ Value
---------                                ----------
          Common Stocks (Continued)
  16,800  Asahi Kasei Corp. ADR......... $1,135,846
  26,000  Canon, Inc. ADR...............  1,529,580
  36,000  Dai Nippon Printing Co.,
          Ltd. ADR......................  1,281,031
  17,100  Daiwa Securities Group, Inc.
          ADR...........................  1,937,024
   8,000  Denso Corp. ADR...............  1,103,448
  43,000  Eisai Co., Ltd. ADR...........  1,803,356
  29,000  Fuji Photo Film Co., Ltd.
          ADR...........................    963,090
  33,400  Fujitsu Ltd. ADR..............  1,270,576
  19,600  Hitachi Ltd. ADR..............  1,321,040
  48,400  Honda Motor Co., Ltd.
          ADR...........................  1,402,148
  56,600  Japan Airlines System Corp.
          ADR...........................    769,658
   4,900  Kao Corp. ADR.................  1,311,870
  84,000  Kirin Brewery Co., Ltd.
          ADR...........................    975,240
  15,600  Kyocera Corp. ADR.............  1,141,452
  22,500  Marui Co., Ltd. ADR...........    882,614
  71,000  Matsushita Electric Industrial
          Co., Ltd. ADR.................  1,375,980
  15,400  Millea Holdings, Inc.
          ADR...........................  1,325,170
  44,500  Mitsubishi Corp. ADR..........  1,968,057
  22,300  Mitsubishi Electric Corp.
          ADR...........................  1,577,607
   9,000  Mitsubishi Estate Co., Ltd.
          ADR...........................  1,868,169
 254,000  Mitsubishi UFJ Financial
          ADR...........................  3,477,259
   6,200  Mitsui & Co., Ltd. ADR........  1,593,400

Number of
 Shares                                US$ Value
---------              -               ---------
          Common Stocks (Continued)
  10,900  Mitsui Sumitomo Insurance
          Co., Ltd. ADR............... $1,332,602
 209,000  NEC Corp. ADR...............  1,293,710
  43,200  Nidec Corp. ADR.............    934,848
  86,500  Nikko Cordial Corp.
          ADR.........................  1,368,992
  89,600  Nintendo Co., Ltd. ADR......  1,352,198
  45,600  Nippon Telegraph and
          Telephone Corp. ADR.........  1,040,136
  24,500  Nippon Yusen Kabushiki
          Kaisha ADR..................  1,677,201
  53,500  Nissan Motor Co., Ltd.
          ADR.........................  1,093,540
   2,400  Nitto Denko Corp. ADR.......  1,868,678
  84,000  Nomura Holdings, Inc.
          ADR.........................  1,614,480
  77,100  NTT DoCoMo, Inc.
          ADR.........................  1,181,172
  15,500  Oji Paper Co., Ltd. ADR.....    915,318
  81,000  Olympus Corp. ADR...........  2,127,425
  42,300  Pioneer Corp. ADR...........    583,740
  15,200  Ricoh Co., Ltd. ADR.........  1,337,600
  14,000  Secom Co., Ltd. ADR.........  1,463,696
  56,000  Sega Sammy Holding, Inc.
          ADR.........................    468,524
  58,000  Sharp Corp. ADR.............    881,571
  67,000  Shiseido Co., Ltd. ADR......  1,248,833
  31,500  Sony Corp. ADR..............  1,285,200
   8,300  Sumitomo Electric Industries
          Ltd. ADR....................  1,259,451
  27,700  Sumitomo Metal Industries
          Ltd. ADR....................  1,065,475

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2005

Number of
 Shares                                US$ Value
---------              -               ---------
          Common Stocks (Continued)
 181,000  Sumitomo Mitsui Financial
          Group, Inc. ADR............ $ 1,916,881
  32,800  Taiheiyo Cement Corp.
          ADR........................   1,331,119
  11,000  TDK Corp. ADR..............     762,300
  16,600  Teijin Ltd. ADR............   1,053,409
   8,200  The Bank of Fukuoka Ltd.
          ADR........................     700,991
  17,600  The Bank of Yokohama Ltd.
          ADR........................   1,438,957
   9,000  The Shizuoka Bank Ltd.
          ADR........................     901,296
 150,000  The Sumitomo Trust and
          Banking Co., Ltd. ADR......   1,531,395
   6,100  Tokyu Land Corp. ADR.......     609,328
  44,150  Toyota Motor Corp.
          ADR........................   4,618,972
                                      -----------
                                       80,008,048
                                      -----------
          Netherlands--5.6%
  52,600  ABN AMRO Holding NV
          ADR........................   1,374,964
  76,200  Aegon NV ADR...............   1,243,584
  10,000  Akzo Nobel NV ADR..........     460,800
  58,400  DSM NV ADR.................     594,138
  25,525  Heineken NV ADR............     806,294
  54,300  ING Groep NV ADR...........   1,890,726
  62,500  Koninklijke (Royal) KPN
          NV ADR.....................     627,500
  41,500  Koninklijke (Royal) Philips
          Electronics NV ADR.........   1,290,650
  61,327  Royal Dutch Shell PLC ADR,
          Class A....................   3,770,997
  41,988  Royal Dutch Shell PLC ADR,
          Class B....................   2,709,486

Number of
 Shares                                 US$ Value
---------              -                ---------
          Common Stocks (Continued)
  30,700  TNT NV ADR.................. $   960,296
  17,300  Unilever NV ADR.............   1,187,645
  32,700  Wolters Kluwer NV ADR.......     658,797
                                       -----------
                                        17,575,877
                                       -----------
          New Zealand--0.2%
  16,550  Telecom Corp. of
          New Zealand Ltd. ADR........     540,854
                                       -----------
          Norway--0.7%
   5,220  DnB NOR Bank ASA
          ADR.........................     555,053
  10,500  Norsk Hydro ASA ADR.........   1,083,390
  15,400  Orkla ASA ADR...............     635,674
                                       -----------
                                         2,274,117
                                       -----------
          Portugal--0.3%
  25,390  Electricidade de Portugal SA
          ADR.........................     783,789
   5,100  Portugal Telecom., SGPS, SA
          ADR.........................      51,357
                                       -----------
                                           835,146
                                       -----------
          Singapore--0.8%
 236,000  CapitaLand Ltd. ADR.........     976,474
  22,000  Keppel Corp. Ltd. ADR.......     291,075
  53,750  Neptune Orient Lines Ltd.
          ADR.........................     434,451
  23,300  Singapore
          Telecommunications Ltd.
          ADR.........................     365,726
  24,500  United Overseas Bank Ltd.
          ADR.........................     430,237
                                       -----------
                                         2,497,963
                                       -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2005

Number of
 Shares                               US$ Value
---------             -               ---------
          Common Stocks (Continued)
          Spain--3.7%
 108,100  Banco Bilbao Vizcaya
          Argentaria SA ADR......... $ 1,929,585
 199,700  Banco Santander Central
          Hispano SA ADR............   2,634,043
 317,500  Corporacion Mapfre SA
          ADR.......................   1,044,861
  63,200  Endesa SA ADR.............   1,643,832
  40,200  NH Hoteles SA ADR.........   1,256,576
  31,700  Repsol YPF SA ADR.........     932,297
  46,475  Telefonica SA ADR.........   2,092,305
                                     -----------
                                      11,533,499
                                     -----------
          Sweden--2.4%
  60,100  AB SKF ADR................     842,001
  55,200  Atlas Copco AB ADR........   1,227,654
  17,350  Electrolux AB ADR.........     900,352
  24,200  Sandvik AB ADR............   1,125,073
  14,400  Svenska Cellulosa AB (SCA)
          ADR.......................     537,381
  45,180  Telefonaktiebolaget LM
          Ericsson ADR..............   1,554,192
  29,800  Volvo AB ADR..............   1,402,984
                                     -----------
                                       7,589,637
                                     -----------
          Switzerland--6.8%
 102,280  Adecco SA ADR.............   1,180,311
  37,150  Credit Suisse Group ADR...   1,892,793
  11,870  Logitech International SA
          ADR*......................     555,160
  51,648  Nestle SA ADR.............   3,850,234
  70,070  Novartis AG ADR...........   3,677,274
  42,020  Roche Holding Ltd. ADR....   3,145,243
  30,400  Serono SA ADR.............     603,744

Number of
 Shares                                 US$ Value
---------              -                ---------
          Common Stocks (Continued)
  17,114  Swiss Reinsurance Co.
          ADR......................... $ 1,249,187
  44,900  Syngenta AG ADR.............   1,118,459
  32,060  UBS AG......................   3,050,509
  50,600  Zurich Financial Services AG
          ADR.........................   1,075,002
                                       -----------
                                        21,397,916
                                       -----------
          United Kingdom--21.9%
  89,250  Amvescap PLC ADR............   1,373,558
  55,600  Anglo American PLC
          ADR.........................   1,933,767
  47,669  AstraZeneca PLC ADR.........   2,316,713
  95,500  BAA PLC ADR.................   1,027,952
  41,075  BAE SYSTEMS PLC
          ADR.........................   1,076,765
  56,800  Barclays PLC ADR............   2,390,144
  22,480  BG Group PLC ADR............   1,116,582
  36,900  BHP Billiton PLC ADR........   1,203,309
 107,296  BP PLC ADR..................   6,890,549
  31,700  British American Tobacco
          PLC ADR.....................   1,427,768
  27,050  British Sky Broadcasting
          Group PLC ADR...............     938,094
  26,530  BT Group PLC ADR............   1,018,221
  31,704  Cadbury Schweppes PLC
          ADR.........................   1,213,946
  24,918  Centrica PLC ADR............   1,089,761
 239,100  Compass Group PLC
          ADR.........................     905,089
  69,160  Corus Group PLC ADR.........     702,666
  24,195  Diageo PLC ADR..............   1,410,569
  34,630  Friends Provident PLC
          ADR.........................   1,126,590

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2005

Number of
 Shares                              US$ Value
---------             -              ---------
          Common Stocks (Continued)
  87,151  GlaxoSmithKline PLC
          ADR....................... $4,399,382
  64,070  GUS PLC ADR...............  1,135,109
  46,200  HBOS PLC ADR..............  2,362,742
  71,460  HSBC Holdings PLC
          ADR.......................  5,750,385
  21,250  Imperial Tobacco Group PLC
          ADR.......................  1,285,413
  18,280  International Power PLC
          ADR.......................    767,943
 111,626  Kingfisher PLC ADR........    909,294
 131,020  Legal & General Group PLC
          ADR.......................  1,372,055
  48,900  Lloyds TSB Group PLC
          ADR.......................  1,652,820
  27,800  Marks & Spencer Group PLC
          ADR.......................  1,446,079
  21,868  National Grid PLC ADR.....  1,064,753
  64,850  Prudential Corp. PLC
          ADR.......................  1,240,581
  29,250  Reed Elsevier PLC ADR.....  1,097,168
  39,820  Rentokil Initial PLC ADR..    558,846
   8,025  Rio Tinto PLC ADR.........  1,466,890
  25,080  Rolls-Royce Group PLC
          ADR.......................    920,318
 118,980  Royal & Sun Alliance
          Insurance Group PLC
          ADR.......................  1,296,882
  61,700  Scottish & Southern Energy
          PLC ADR...................  1,074,055
  24,900  Scottish Power PLC ADR....    930,762
   9,840  Smith & Nephew PLC
          ADR.......................    456,084

Number of
 Shares                                      US$ Value
---------                -                  ---------
          Common Stocks (Continued)
   93,868 Tesco PLC ADR................... $  1,602,608
   28,900 Unilever PLC ADR................    1,159,468
  194,940 Vodafone Group PLC
          ADR.............................    4,185,362
   29,200 Wolseley PLC ADR................    1,249,176
                                           ------------
                                             68,546,218
                                           ------------
          Total Common Stocks
          (Cost $232,764,034).............  312,333,908
                                           ------------
          Money Market Fund--1.5%
4,646,102 BNY Hamilton Money Fund
          (Institutional Shares), 4.21%(a)
          (Cost $4,646,102)...............    4,646,102
                                           ------------
          Total Investments
          (Cost $237,410,136)(b)--
          101.2%..........................  316,980,010
          Liabilities in excess of other
          assets--(1.2%)..................   (3,779,730)
                                           ------------
          Net Assets--100.0%.............. $313,200,280
                                           ------------

ADR American Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $238,624,968. At December 31, 2005, net unrealized appreciation was $78,355,042 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $80,642,191 and aggregate gross unrealized depreciation of $2,287,149.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification

         December 31, 2005

                                                                % of
                                                               Total
                                                 US$ Value   Net Assets
                                               ------------  ----------
         Advertising.......................... $    695,000      0.2%
         Aerospace/Defense....................    1,997,083      0.6
         Agriculture..........................    2,713,181      0.9
         Airlines.............................    3,304,767      1.1
         Apparel..............................      436,493      0.1
         Auto Manufacturers...................   12,846,635      4.1
         Auto Parts & Equipment...............    1,103,448      0.4
         Banks................................   56,780,922     18.1
         Beverages............................    4,559,641      1.4
         Building Materials...................    4,339,916      1.4
         Chemicals............................    9,112,925      2.9
         Commercial Services..................    3,020,188      1.0
         Computers............................    2,588,036      0.8
         Cosmetics/Personal Care..............    3,797,772      1.2
         Distribution/Wholesale...............    4,810,633      1.5
         Diversified Financial Services.......    7,128,586      2.3
         Electric.............................   12,176,232      3.9
         Electrical Components & Equipment....    5,039,669      1.6
         Electronics..........................    5,189,508      1.7
         Engineering & Construction...........    1,027,952      0.3
         Food.................................   12,588,988      4.0
         Food Service.........................    1,783,559      0.6
         Forest Products & Paper..............    2,195,539      0.7
         Gas..................................    1,089,761      0.3
         Hand/Machine Tools...................    2,059,921      0.7
         Healthcare--Products.................    1,721,584      0.5
         Holding Companies--Diversified.......    1,205,443      0.4
         Home Furnishings.....................    5,309,808      1.7
         Insurance............................   17,924,665      5.7
         Iron/Steel...........................    1,768,141      0.6
         Leisure Time.........................      468,524      0.1
         Lodging..............................    1,256,576      0.4
         Machinery--Construction & Mining.....    1,227,654      0.4
         Machinery--Diversified...............    1,246,248      0.4
         Media................................    5,286,301      1.7
         Metal Fabricate/Hardware.............      842,001      0.3
         Mining...............................    8,662,369      2.8
         Miscellaneous Manufacturing..........    6,465,559      2.1
         Office/Business Equipment............    2,867,180      0.9
         Oil & Gas............................   24,335,201      7.8
         Oil & Gas Services...................      960,324      0.3
         Pharmaceuticals......................   20,937,818      6.7
         Real Estate..........................    6,871,710      2.2
         Retail...............................    7,061,464      2.2
         Software.............................    2,765,485      0.9
         Telecommunications...................   22,588,091      7.2
         Textiles.............................    1,053,409      0.3
         Toys/Games/Hobbies...................    1,352,198      0.4
         Transportation.......................    3,966,860      1.3
         Water................................    1,802,940      0.6
         Money Market Fund....................    4,646,102      1.5
                                               ------------    -----
         Total Investments....................  316,980,010    101.2
         Liabilities in excess of other assets   (3,779,730)    (1.2)
                                               ------------    -----
         Net Assets........................... $313,200,280    100.0%
                                               ------------    -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Assets and Liabilities

         December 31, 2005

        Assets:
          Non-affiliated investments at market value,
           (Cost $232,764,034)........................... $312,333,908
          Affiliated investments at market value,
           (Cost $4,646,102).............................    4,646,102
          Cash...........................................      162,038
          Receivables:
           Dividends.....................................      348,892
           Capital stock sold............................      207,515
           Investments sold..............................      157,202
           Reclaims......................................      141,339
           Interest......................................        3,423
          Other assets...................................       10,447
                                                          ------------
           Total Assets..................................  318,010,866
                                                          ------------
        Liabilities:
          Payables:
           Investments purchased.........................    4,437,762
           Services provided by The Bank of
            New York.....................................      159,050
           Capital stock repurchased.....................      132,196
          Accrued expenses and other liabilities.........       81,578
                                                          ------------
           Total Liabilities.............................    4,810,586
                                                          ------------
        Net Assets:...................................... $313,200,280
                                                          ------------
        Sources of Net Assets:
          Capital stock @ par............................ $     24,821
          Paid in capital................................  325,203,047
          Accumulated net realized loss on investments
           and foreign currency transactions.............  (91,606,966)
          Net unrealized appreciation on investments
           and foreign currency denominated assets
           and liabilities...............................   79,579,378
                                                          ------------
        Net Assets....................................... $313,200,280
                                                          ------------
        Class A Shares:
          Net assets..................................... $  4,431,097
                                                          ------------
          Shares outstanding.............................      355,301
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      12.47
          Maximum sales charge--5.25% of public
           offering price................................         0.69
                                                          ------------
          Maximum offering price......................... $      13.16
                                                          ------------
        Institutional Shares:
          Net assets..................................... $308,769,183
                                                          ------------
          Shares outstanding.............................   24,466,191
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      12.62
                                                          ------------
        Class A Shares authorized @ $.001 par value......  200,000,000
        Institutional Shares authorized @ $.001 par
         value...........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

        Investment Income:
          Dividends (net of foreign withholding taxes of
           $555,962)...................................... $ 6,615,101
          Interest from affiliated fund...................      30,259
                                                           -----------
           Total Income...................................   6,645,360
                                                           -----------
        Expenses:
          Advisory........................................   1,602,844
          Administration..................................     290,903
          Transfer agent..................................     133,867
          Registration and filings........................      30,820
          Directors.......................................      25,092
          Custodian.......................................      19,867
          Audit...........................................      15,716
          12b-1 fee--Class A Shares.......................      10,391
          Reports to shareholders.........................       9,575
          Legal...........................................       4,496
          Insurance.......................................       4,136
          Cash management.................................       3,494
          Other...........................................      42,775
                                                           -----------
           Total Expenses.................................   2,193,976
                                                           -----------
           Net Investment Income..........................   4,451,384
                                                           -----------
        Realized and Unrealized Gain (Loss)
         on Investments and Foreign
         Currency Transactions:
          Net realized gain on:
           Investments....................................   6,746,695
           Foreign currency transactions..................         992
                                                           -----------
          Net realized gain on investments and foreign
           currency transactions..........................   6,747,687
                                                           -----------
          Increase (decrease) in unrealized appreciation/
           depreciation on:
           Investments....................................  24,236,918
           Foreign currency denominated assets and
            liabilities...................................      (8,549)
                                                           -----------
          Net unrealized gain on investments and foreign
           currency denominated assets and liabilities....  24,228,369
                                                           -----------
          Net realized and unrealized gain on investments
           and foreign currency transactions..............  30,976,056
                                                           -----------
          Net increase in net assets resulting from
           operations..................................... $35,427,440
                                                           -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statements of Changes in Net Assets


                                                                                              Year Ended December 31,
                                                                                            --------------------------
                                                                                                2005          2004
                                                                                            ------------  ------------
Operations:
  Net investment income.................................................................... $  4,451,384  $  2,367,107
  Net realized gain on investments and foreign currency transactions.......................    6,747,687     4,546,793
  Increase in unrealized appreciation/depreciation on investments and foreign currency
   denominated assets and liabilities......................................................   24,228,369    21,479,101
                                                                                            ------------  ------------
   Net increase in net assets resulting from operations....................................   35,427,440    28,393,001
                                                                                            ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares.....................................      (53,684)      (41,212)
                          Institutional Shares.............................................   (4,476,884)   (2,494,627)
                                                                                            ------------  ------------
                                                                                              (4,530,568)   (2,535,839)
                                                                                            ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.........................................    1,050,632     1,158,551
                      Institutional Shares.................................................  121,458,569    84,766,933
  Proceeds from shares issued on reinvestment of dividends: Class A Shares.................       53,382        41,107
                                    Institutional Shares...................................      973,891       703,613
  Value of capital stock repurchased: Class A Shares.......................................   (1,507,843)   (3,544,790)
                       Institutional Shares................................................  (63,512,967)  (36,363,315)
                                                                                            ------------  ------------
  Net increase in net assets resulting from capital stock transactions.....................   58,515,664    46,762,099
                                                                                            ------------  ------------
   Increase in Net Assets..................................................................   89,412,536    72,619,261
Net Assets:
  Beginning of year........................................................................  223,787,744   151,168,483
                                                                                            ------------  ------------
  End of year.............................................................................. $313,200,280  $223,787,744
                                                                                            ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares..............................................................       94,301       116,914
         Institutional Shares..............................................................   10,469,761     8,189,332
  Shares issued on reinvestment of dividends: Class A Shares...............................        4,280         3,783
                            Institutional Shares...........................................       77,233        63,927
  Shares repurchased: Class A Shares.......................................................     (135,223)     (369,479)
              Institutional Shares.........................................................   (5,462,262)   (3,526,648)
                                                                                            ------------  ------------
   Net increase............................................................................    5,048,090     4,477,829
  Shares outstanding, beginning of year....................................................   19,773,402    15,295,573
                                                                                            ------------  ------------
  Shares outstanding, end of year..........................................................   24,821,492    19,773,402
                                                                                            ------------  ------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights

                                                         Class A Shares
                                           -----------------------------------------
                                                     Year Ended December 31,
                                           -----------------------------------------
                                            2005    2004    2003     2002      2001
                                           ------  ------  ------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year...... $11.19  $ 9.77  $ 7.29  $  9.27   $ 12.38
                                           ------  ------  ------  -------   -------
Gain (loss) from investment operations
Net investment income (loss)/(a)/.........   0.17    0.13    0.08     0.03     (0.01)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions............................   1.26    1.39    2.46    (2.01)    (3.10)
                                           ------  ------  ------  -------   -------
 Total from investment operations.........   1.43    1.52    2.54    (1.98)    (3.11)
                                           ------  ------  ------  -------   -------
Dividends
Dividends from net investment income......  (0.15)  (0.10)  (0.06)      --        --
                                           ------  ------  ------  -------   -------
Net asset value at end of year............ $12.47  $11.19  $ 9.77  $  7.29   $  9.27
                                           ------  ------  ------  -------   -------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................  12.81%  15.61%  34.85%  (21.36)%  (25.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $4,431  $4,384  $6,260  $ 5,081   $ 5,350
Ratio to average net assets of:
 Expenses.................................   1.10%   1.35%   1.56%    1.69%     1.52%
 Net investment income (loss).............   1.49%   1.25%   1.01%    0.37%    (0.09)%
Portfolio turnover rate...................     11%     31%    101%     307%      169%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                          Institutional Shares
                                           -------------------------------------------------
                                                         Year Ended December 31,
                                           -------------------------------------------------
                                             2005      2004      2003       2002       2001
                                           --------  --------  --------  --------   --------
PER SHARE DATA:
Net asset value at beginning of year...... $  11.32  $   9.89  $   7.38  $   9.35   $  12.50
                                           --------  --------  --------  --------   --------
Gain (loss) from investment operations
Net investment income/(a)/................     0.20      0.14      0.10      0.06       0.02
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions............................     1.29      1.42      2.49     (2.03)     (3.17)
                                           --------  --------  --------  --------   --------
 Total from investment operations.........     1.49      1.56      2.59     (1.97)     (3.15)
                                           --------  --------  --------  --------   --------
Dividends
Dividends from net investment income......    (0.19)    (0.13)    (0.08)       --         --
                                           --------  --------  --------  --------   --------
Net asset value at end of year............ $  12.62  $  11.32  $   9.89  $   7.38   $   9.35
                                           --------  --------  --------  --------   --------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................    13.14%    15.85%    35.13%   (21.07)%   (25.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $308,769  $219,404  $144,908  $115,773   $172,417
Ratio to average net assets of:...........
 Expenses.................................     0.84%     1.08%     1.31%     1.44%      1.27%
 Net investment income....................     1.71%     1.37%     1.24%     0.66%      0.19%
Portfolio turnover rate...................       11%       31%      101%      307%       169%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Schedule of Investments

         December 31, 2005

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--97.0%
          Aerospace/Defense--0.8%
  56,600  United Technologies
          Corp....................... $ 3,164,506
                                      -----------
          Banks--4.9%
 145,000  Bank of America Corp.......   6,691,750
 150,000  North Fork Bancorp, Inc....   4,104,000
  70,000  Wachovia Corp..............   3,700,200
  70,000  Wells Fargo & Co...........   4,398,100
                                      -----------
                                       18,894,050
                                      -----------
          Beverages--1.7%
 110,000  PepsiCo, Inc...............   6,498,800
                                      -----------
          Biotechnology--2.4%
  60,000  Amgen, Inc.*...............   4,731,600
  72,000  Celgene Corp.*.............   4,665,600
                                      -----------
                                        9,397,200
                                      -----------
          Chemicals--3.0%
  90,000  Air Products and Chemicals,
          Inc........................   5,327,100
 150,000  duPont (E.I.) de Nemours &
          Co.........................   6,375,000
                                      -----------
                                       11,702,100
                                      -----------
          Commercial Services--2.7%
 215,000  Accenture Ltd. (Bermuda)...   6,207,050
 150,000  ARAMARK Corp., Class
          B..........................   4,167,000
                                      -----------
                                       10,374,050
                                      -----------
          Computers--2.8%
  88,000  Cognizant Technology
          Solutions Corp.*...........   4,430,800
 475,000  EMC Corp.*.................   6,469,500
                                      -----------
                                       10,900,300
                                      -----------

Number of
 Shares                                       Value
---------                                  -----------
          Common Stocks (Continued)
          Cosmetics/Personal Care--2.8%
 168,000  Avon Products, Inc.............. $ 4,796,400
  36,000  Colgate-Palmolive Co............   1,974,600
  74,375  Procter & Gamble Co.............   4,304,825
                                           -----------
                                            11,075,825
                                           -----------
          Diversified Financial Services--7.9 %
 190,000  Citigroup, Inc..................   9,220,700
  50,000  Fannie Mae......................   2,440,500
 130,000  J.P. Morgan Chase & Co..........   5,159,700
 120,000  MBNA Corp.......................   3,258,000
  82,000  Merrill Lynch & Co., Inc........   5,553,860
  90,000  Morgan Stanley..................   5,106,600
                                           -----------
                                            30,739,360
                                           -----------
          Electric--0.4%
  50,000  Duke Energy Corp................   1,372,500
                                           -----------
          Electrical Components & Equipment--0.9%
  45,000  Emerson Electric Co.............   3,361,500
                                           -----------
          Electronics--1.0%
  66,000  Fisher Scientific International,
          Inc.*...........................   4,082,760
                                           -----------
          Food--4.0%
 170,000  Campbell Soup Co................   5,060,900
 175,000  Safeway, Inc....................   4,140,500
 124,000  SYSCO Corp......................   3,850,200
 200,000  Wild Oats Markets, Inc.*........   2,416,000
                                           -----------
                                            15,467,600
                                           -----------
          Gas--0.9%
 151,300  Southern Union Co.*.............   3,575,219
                                           -----------
          Healthcare--Products--2.9%
  20,000  Guidant Corp....................   1,295,000
  96,500  Johnson & Johnson...............   5,799,650

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         December 31, 2005

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  60,000  Zimmer Holdings, Inc.*...... $ 4,046,400
                                       -----------
                                        11,141,050
                                       -----------
          Healthcare--Services--0.9%
  45,000  WellPoint, Inc.*............   3,590,550
                                       -----------
          Insurance--4.2%
  65,000  American International
          Group, Inc..................   4,434,950
  40,000  Prudential Financial, Inc.*.   2,927,600
  65,000  The Allstate Corp...........   3,514,550
 120,000  The St. Paul Travelers Cos.,
          Inc.........................   5,360,400
                                       -----------
                                        16,237,500
                                       -----------
          Internet--1.3%
   5,300  Google Inc., Class A*.......   2,198,758
 125,000  VeriSign, Inc.*.............   2,740,000
                                       -----------
                                         4,938,758
                                       -----------
          Leisure Time--0.8%
  58,000  Carnival Corp...............   3,101,260
                                       -----------
          Machinery--Construction & Mining--0.7%
  49,000  Caterpillar, Inc............   2,830,730
                                       -----------
          Media--2.0%
 135,000  Comcast Corp., Class A*.....   3,468,150
  90,000  E.W. Scripps Co.............   4,321,800
                                       -----------
                                         7,789,950
                                       -----------
          Miscellaneous Manufacturing--7.5%
  60,000  3M Co.......................   4,650,000
 360,000  General Electric Co.........  12,618,000
 120,000  Honeywell International,
          Inc.........................   4,470,000
  30,000  Textron, Inc................   2,309,400

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
 175,000  Tyco International Ltd.
          (Bermuda)................ $ 5,050,500
                                    -----------
                                     29,097,900
                                    -----------
          Oil & Gas--6.2%
  60,000  BP PLC ADR (Great
          Britain).................   3,853,200
  95,000  Chevron Corp.............   5,393,150
 150,000  Exxon Mobil Corp.........   8,425,500
  22,500  Royal Dutch Shell PLC ADR
          (Netherlands)............   1,383,525
  40,500  Total SA ADR (France)....   5,119,200
                                    -----------
                                     24,174,575
                                    -----------
          Oil & Gas Services--2.7%
  60,000  Grant Prideco, Inc.*.....   2,647,200
  60,000  Halliburton Co...........   3,717,600
  45,000  Schlumberger Ltd.........   4,371,750
                                    -----------
                                     10,736,550
                                    -----------
          Pharmaceuticals--7.2%
  80,000  Abbott Laboratories......   3,154,400
 100,000  Caremark Rx, Inc.*.......   5,179,000
  75,000  Gilead Sciences, Inc.*...   3,947,250
 284,000  Pfizer, Inc..............   6,622,880
  93,500  Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel).................   4,021,435
 110,000  Wyeth....................   5,067,700
                                    -----------
                                     27,992,665
                                    -----------
          Pipelines--1.5%
 225,000  El Paso Corp.............   2,736,000
 130,000  The Williams Cos., Inc...   3,012,100
                                    -----------
                                      5,748,100
                                    -----------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         December 31, 2005

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          REITS--1.7%
  70,000  Duke Realty Corp.......... $ 2,338,000
 225,000  Host Marriott Corp........   4,263,750
                                     -----------
                                       6,601,750
                                     -----------
          Retail--5.9%
 115,000  Family Dollar Stores, Inc.   2,850,850
 100,000  Kohl's Corp.*.............   4,860,000
 200,000  PETsMART, Inc.............   5,132,000
 100,000  Wal-Mart Stores, Inc......   4,680,000
 100,000  Wendy's International,
          Inc.......................   5,526,000
                                     -----------
                                      23,048,850
                                     -----------
          Semiconductors--3.4%
 100,000  Analog Devices, Inc.......   3,587,000
 320,000  Applied Materials, Inc....   5,740,800
 161,000  Intel Corp................   4,018,560
                                     -----------
                                      13,346,360
                                     -----------
          Software--3.8%
  78,750  Adobe Systems, Inc........   2,910,600
 312,500  Microsoft Corp............   8,171,875
 320,000  Oracle Corp.*.............   3,907,200
                                     -----------
                                      14,989,675
                                     -----------
          Telecommunications--7.2%
 200,000  Cisco Systems, Inc.*......   3,424,000
 200,000  Corning, Inc.*............   3,932,000
 250,000  Nokia Corp. ADR
          (Finland).................   4,575,000
  75,000  QUALCOMM, Inc.............   3,231,000
 150,000  Scientific-Atlanta, Inc...   6,460,500
 275,000  Sprint Nextel Corp........   6,424,000
                                     -----------
                                      28,046,500
                                     -----------

Number of
 Shares                                      Value
---------                                ------------
          Common Stocks (Continued)
          Transportation--0.9%
   45,000 United Parcel Service, Inc.,
          Class B....................... $  3,381,750
                                         ------------
          Total Common Stocks
          (Cost $316,217,457)...........  377,400,243
                                         ------------
          Convertible Preferred
          Stock--1.6%
          Insurance--1.6%
   80,000 The Hartford Financial
          Services Group, Inc. PEPS
          (Cost $4,075,460).............    6,170,400
                                         ------------
          Money Market Fund--1.6%
6,423,938 BNY Hamilton Money Fund
          (Institutional Shares),
          4.21% (a)
          (Cost $6,423,938).............    6,423,938
                                         ------------
          Total Investments
          (Cost $326,716,855)(b)--
          100.2%........................  389,994,581
          Liabilities in excess of other
          assets--(0.2%)................     (846,160)
                                         ------------
          Net Assets--100.0%............ $389,148,421
                                         ------------

ADRAmerican Depositary Receipt.
PEPSPremium Exchangeable Participating Securities.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $328,231,877. At December 31, 2005, net unrealized appreciation was $61,762,704 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $71,126,612 and aggregate gross unrealized depreciation of $9,363,908.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Statement of Assets and Liabilities

         December 31, 2005

          Assets:
            Non-affiliated investments at market value,
             (Cost $320,292,917)........................ $383,570,643
            Affiliated investments at market value,
             (Cost $6,423,938)..........................    6,423,938
            Cash........................................        6,963
            Receivables:
             Capital stock sold.........................      471,541
             Investments sold...........................      456,930
             Dividends..................................      322,300
             Interest...................................       10,632
            Other assets................................       15,401
                                                         ------------
             Total Assets...............................  391,278,348
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................    1,508,097
             Investments purchased......................      266,159
             Services provided by The Bank of
              New York..................................      237,394
            Accrued expenses and other liabilities......      118,277
                                                         ------------
             Total Liabilities..........................    2,129,927
                                                         ------------
          Net Assets:................................... $389,148,421
                                                         ------------
          Sources of Net Assets:
             Capital stock @ par........................ $     29,083
             Paid in capital............................  324,987,047
             Undistributed net investment loss..........      (84,552)
             Accumulated net realized gain on
              investments...............................      939,117
             Net unrealized appreciation on
              investments...............................   63,277,726
                                                         ------------
          Net Assets.................................... $389,148,421
                                                         ------------
          Class A Shares:
            Net assets.................................. $ 28,979,813
                                                         ------------
            Shares outstanding..........................    2,171,113
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      13.35
            Maximum sales charge--5.25% of public
             offering price.............................         0.74
                                                         ------------
            Maximum offering price...................... $      14.09
                                                         ------------
          Institutional Shares:
            Net assets.................................. $360,168,608
                                                         ------------
            Shares outstanding..........................   26,912,108
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      13.38
                                                         ------------
          Class A Shares authorized @ $.001 par value...  200,000,000
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $47,952)................................ $ 6,630,672
             Interest from affiliated fund...............     204,513
             Interest....................................      61,254
                                                          -----------
              Total Income...............................   6,896,439
                                                          -----------
           Expenses:
             Advisory....................................   2,318,499
             Administration..............................     423,608
             Transfer agent..............................     147,054
             12b-1 fee--Class A Shares...................      75,652
                    Class C Shares.......................         118
             Custodian...................................      38,260
             Registration and filings....................      30,599
             Directors...................................      25,301
             Audit.......................................      19,075
             Legal.......................................      16,163
             Reports to shareholders.....................      14,616
             Insurance...................................       7,126
             Cash management.............................       4,008
             Other.......................................      19,924
                                                          -----------
              Total Expenses.............................   3,140,003
                                                          -----------
              Net Investment Income......................   3,756,436
                                                          -----------
           Realized and Unrealized Gain
            on Investments and Written
            Options:
             Net realized gain:
              Investments................................  15,106,745
              Written Options............................     234,791
                                                          -----------
             Net realized gain on investments and
              written options............................  15,341,536
                                                          -----------
             Increase in unrealized appreciation/
              depreciation on investments................   5,195,754
                                                          -----------
             Net realized and unrealized gain on
              investments and written options............  20,537,290
                                                          -----------
             Net increase in net assets resulting from
              operations................................. $24,293,726
                                                          -----------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Statements of Changes in Net Assets

                                                                                                Year Ended December 31,
                                                                                              ---------------------------
                                                                                                   2005          2004
                                                                                              -------------  ------------
Operations:
  Net investment income...................................................................... $   3,756,436  $  8,189,233
  Net realized gain on investments and written options.......................................    15,341,536    15,169,738
  Increase in unrealized appreciation/depreciation on investments and written options........     5,195,754     9,222,488
                                                                                              -------------  ------------
   Net increase in net assets resulting from operations......................................    24,293,726    32,581,459
                                                                                              -------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................................      (324,909)     (579,967)
                          Class C Shares.....................................................           (15)         (165)
                          Institutional Shares...............................................    (4,802,670)   (6,669,856)
  Distributions from capital gains: Class A Shares...........................................    (1,157,130)           --
                     Institutional Shares....................................................   (14,257,962)           --
                                                                                              -------------  ------------
                                                                                                (20,542,686)   (7,249,988)
                                                                                              -------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................     7,707,060     4,259,106
                      Class C Shares.........................................................        26,950        25,010
                      Institutional Shares...................................................   102,438,654    37,767,252
  Proceeds from shares issued on reinvestment of dividends: Class A Shares...................     1,388,783       532,368
                                     Class C Shares..........................................            15           160
                                     Institutional Shares....................................    15,522,646     2,250,964
  Value of capital stock repurchased: Class A Shares.........................................   (14,070,587)   (6,845,639)
                       Class C Shares........................................................       (53,896)           --
                       Institutional Shares..................................................  (104,654,737)  (67,413,434)
                                                                                              -------------  ------------
  Net increase (decrease) in net assets resulting from capital stock transactions............     8,304,888   (29,424,213)
                                                                                              -------------  ------------
   Increase (decrease) in Net Assets.........................................................    12,055,928    (4,092,742)
Net Assets:
  Beginning of year..........................................................................   377,092,493   381,185,235
                                                                                              -------------  ------------
  End of year (includes undistributed net investment income of $26,128 at December 31, 2004). $ 389,148,421  $377,092,493
                                                                                              -------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................       581,034       343,698
         Class C Shares......................................................................         2,011         1,997
         Institutional Shares................................................................     7,655,158     2,996,467
  Shares issued on reinvestment of dividends: Class A Shares.................................       103,170        42,647
                            Class C Shares...................................................             1            13
                            Institutional Shares.............................................     1,149,356       179,895
  Shares repurchased: Class A Shares.........................................................    (1,063,332)     (552,096)
              Class C Shares.................................................................        (4,022)           --
              Institutional Shares...........................................................    (7,787,660)   (5,388,138)
                                                                                              -------------  ------------
   Net increase (decrease)...................................................................       635,716    (2,375,517)
  Shares outstanding, beginning of year......................................................    28,447,505    30,823,022
                                                                                              -------------  ------------
  Shares outstanding, end of year............................................................    29,083,221    28,447,505
                                                                                              -------------  ------------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Financial Highlights

                                                                      Class A Shares
                                                      --------------------------------------------
                                                                 Year Ended December 31,
                                                      --------------------------------------------
                                                        2005     2004     2003     2002      2001
                                                      -------  -------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year................. $ 13.22  $ 12.33  $ 10.31  $ 12.90   $ 15.73
                                                      -------  -------  -------  -------   -------
Gain (loss) from investment operations
Net investment income/(a)/...........................    0.10     0.25     0.23     0.25      0.26
Net realized and unrealized gain (loss) on
  investments........................................    0.73     0.86     1.99    (2.58)    (2.60)
                                                      -------  -------  -------  -------   -------
 Total from investment operations....................    0.83     1.11     2.22    (2.33)    (2.34)
                                                      -------  -------  -------  -------   -------
Dividends and distributions
Dividends from net investment income.................   (0.15)   (0.22)   (0.20)   (0.23)    (0.25)
Distributions from capital gains.....................   (0.55)      --       --    (0.03)    (0.24)
                                                      -------  -------  -------  -------   -------
 Total dividends and distributions...................   (0.70)   (0.22)   (0.20)   (0.26)    (0.49)
                                                      -------  -------  -------  -------   -------
Net asset value at end of year....................... $ 13.35  $ 13.22  $ 12.33  $ 10.31   $ 12.90
                                                      -------  -------  -------  -------   -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/    6.25%    9.11%   21.82%  (18.25)%  (15.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $28,980  $33,720  $33,501  $29,462   $27,363
Ratio to average net assets of:
 Expenses............................................    1.04%    1.10%    1.16%    1.15%     1.12%
 Net investment income...............................    0.75%    1.99%    2.12%    2.16%     1.90%
Portfolio turnover rate..............................      52%      40%      24%      29%       41%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                                Class C Shares
                                                      -------------------------------
                                                       For the Period   For the Period
                                                           Ended         June 9, 2004*
                                                      June 12, 2005***      through
                                                        (Unaudited)    December 31, 2004
                                                      ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period...............      $13.22           $12.52
                                                           ------           ------
Gain from investment operations
Net investment income/(a)/...........................        0.01             0.10
Net realized and unrealized gain on investments......        0.18             0.68
                                                           ------           ------
 Total from investment operations....................        0.19             0.78
                                                           ------           ------
Dividends
Dividends from net investment income.................       (0.01)           (0.08)
                                                           ------           ------
Net asset value at end of period.....................      $13.40           $13.22
                                                           ------           ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/        1.42%            7.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..........      $   27           $   27
Ratio to average net assets of:
 Expenses............................................        1.79%**          1.82%**
 Net investment income...............................        0.15%**          1.38%**
Portfolio turnover rate..............................          27%              40%

*  Commencement of offering of shares.
** Annualized.
***On June 13, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                          Institutional Shares
                                           -------------------------------------------------
                                                         Year Ended December 31,
                                           -------------------------------------------------
                                             2005      2004      2003       2002       2001
                                           --------  --------  --------  --------   --------
PER SHARE DATA:
Net asset value at beginning of year...... $  13.26  $  12.37  $  10.34  $  12.94   $  15.78
                                           --------  --------  --------  --------   --------
Gain (loss) from investment operations
Net investment income/(a)/................     0.13      0.28      0.26      0.28       0.30
Net realized and unrealized gain (loss) on
  investments.............................     0.72      0.86      2.00     (2.59)     (2.62)
                                           --------  --------  --------  --------   --------
 Total from investment operations.........     0.85      1.14      2.26     (2.31)     (2.32)
                                           --------  --------  --------  --------   --------
Dividends and distributions
Dividends from net investment income......    (0.18)    (0.25)    (0.23)    (0.26)     (0.28)
Distributions from capital gains..........    (0.55)       --        --     (0.03)     (0.24)
                                           --------  --------  --------  --------   --------
 Total dividends and distributions........    (0.73)    (0.25)    (0.23)    (0.29)     (0.52)
                                           --------  --------  --------  --------   --------
Net asset value at end of year............ $  13.38  $  13.26  $  12.37  $  10.34   $  12.94
                                           --------  --------  --------  --------   --------
TOTAL RETURN:
Total investment return based on
  net asset value/(b)/....................     6.42%     9.35%    22.17%   (18.05)%   (14.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $360,168  $343,346  $347,684  $330,652   $424,070
Ratio to average net assets of:
 Expenses.................................     0.79%     0.85%     0.91%     0.89%      0.87%
 Net investment income....................     0.99%     2.24%     2.36%     2.43%      2.16%
Portfolio turnover rate...................       52%       40%       24%       29%        41%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         December 31, 2005

Number of
 Shares                                Value
---------                           -----------
          Common Stocks--100.5%
          Advertising--1.2%
  30,000  Getty Images, Inc.*...... $ 2,678,100
                                    -----------
          Aerospace/Defense--1.8%
  70,000  United Technologies
          Corp.....................   3,913,700
                                    -----------
          Agriculture--1.1%
  32,000  Altria Group, Inc........   2,391,040
                                    -----------
          Banks--1.1%
  37,000  Wells Fargo & Co.........   2,324,710
                                    -----------
          Beverages--2.3%
  83,000  PepsiCo, Inc.............   4,903,640
                                    -----------
          Biotechnology--6.2%
  46,564  Amgen, Inc.*.............   3,672,037
  44,000  Celgene Corp.*...........   2,851,200
  26,500  Genentech, Inc.*.........   2,451,250
  88,400  MedImmune, Inc.*.........   3,095,768
  47,500  Vertex Pharmaceuticals,
          Inc.*....................   1,314,325
                                    -----------
                                     13,384,580
                                    -----------
          Chemicals--2.9%
  46,510  Monsanto Co..............   3,605,920
  48,850  Praxair, Inc.............   2,587,096
                                    -----------
                                      6,193,016
                                    -----------
          Commercial Services--2.4%
 175,000  Accenture Ltd. (Bermuda).   5,052,250
                                    -----------
          Computers--2.7%
  12,000  Apple Computer, Inc.*....     862,680
 359,980  EMC Corp.*...............   4,902,928
                                    -----------
                                      5,765,608
                                    -----------

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Cosmetics/Personal Care--6.7%
 132,000  Avon Products, Inc......... $ 3,768,600
  84,000  Colgate-Palmolive Co.......   4,607,400
 102,466  Procter & Gamble Co........   5,930,732
                                      -----------
                                       14,306,732
                                      -----------
          Diversified Financial Services--2.9%
  54,000  Ameriprise Financial, Inc..   2,214,000
  24,310  T. Rowe Price Group, Inc...   1,751,049
  18,000  Goldman Sachs Group,
          Inc........................   2,298,780
                                      -----------
                                        6,263,829
                                      -----------
          Electrical Components & Equipment--0.6%
  16,500  Emerson Electric Co........   1,232,550
                                      -----------
          Food--0.9%
 158,000  Wild Oats Markets, Inc.*...   1,908,640
                                      -----------
          Healthcare--Products--5.5%
  44,930  Gen-Probe, Inc.*...........   2,192,135
  88,710  Johnson & Johnson..........   5,331,471
  29,440  St. Jude Medical, Inc.*....   1,477,888
  40,120  Zimmer Holdings, Inc.*.....   2,705,693
                                      -----------
                                       11,707,187
                                      -----------
          Healthcare--Services--2.3%
  80,500  UnitedHealth Group, Inc....   5,002,270
                                      -----------
          Insurance--2.2%
  68,519  American International
          Group, Inc.................   4,675,050
                                      -----------
          Internet--2.8%
   4,800  Google, Inc................   1,991,328
 100,000  Yahoo!, Inc.*..............   3,918,000
                                      -----------
                                        5,909,328
                                      -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2005

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Media--3.4%
  52,000  EW Scripps Co............... $ 2,497,041
 143,080  Time Warner, Inc............   2,495,315
  81,530  XM Satellite Radio Holdings,
          Inc. *......................   2,224,138
                                       -----------
                                         7,216,494
                                       -----------
          Miscellaneous Manufacturing--7.3%
 302,668  General Electric Co.........  10,608,513
  60,000  Ingersoll-Rand Co., Ltd.....   2,422,200
  34,000  Textron, Inc................   2,617,320
                                       -----------
                                        15,648,033
                                       -----------
          Oil & Gas Services--3.1%
  58,400  BJ Services Co..............   2,141,528
  37,000  Halliburton Co..............   2,292,520
  34,100  National Oilwell Varco,
          Inc.*.......................   2,138,070
                                       -----------
                                         6,572,118
                                       -----------
          Pharmaceuticals--7.6%
  56,000  Abbott Laboratories.........   2,208,080
  67,000  Caremark Rx, Inc.*..........   3,469,930
  35,440  Eli Lilly & Co..............   2,005,550
  56,410  Gilead Sciences, Inc.*......   2,968,858
  97,080  IVAX Corp.*.................   3,041,516
  55,000  Wyeth.......................   2,533,850
                                       -----------
                                        16,227,784
                                       -----------
          Pipelines--1.1%
 196,400  El Paso Corp................   2,388,224
                                       -----------
          Retail--8.9%
  67,900  Kohl's Corp.*...............   3,299,940
  98,150  PETsMART, Inc...............   2,518,529
  34,000  Target Corp.................   1,868,980

Number of
 Shares                               Value
---------                          -----------
          Common Stocks (Continued)
  63,000  Home Depot, Inc......... $ 2,550,240
  76,500  Wal-Mart Stores, Inc....   3,580,201
  38,800  Walgreen Co.............   1,717,288
  63,500  Wendy's International,
          Inc.....................   3,509,010
                                   -----------
                                    19,044,188
                                   -----------
          Semiconductors--5.4%
 100,000  Analog Devices, Inc.....   3,587,000
 100,000  Intel Corp..............   2,496,000
  50,940  KLA-Tencor Corp.........   2,512,870
 118,000  National Semiconductor
          Corp....................   3,065,640
                                   -----------
                                    11,661,510
                                   -----------
          Software--8.4%
  77,300  Adobe Systems, Inc......   2,857,008
  43,000  Electronic Arts, Inc.*..   2,249,330
  49,000  Infosys Tech Ltd. ADR
          (India).................   3,962,140
 338,500  Microsoft Corp..........   8,851,775
                                   -----------
                                    17,920,253
                                   -----------
          Telecommunications--8.6%
 168,000  Cisco Systems, Inc.*....   2,876,160
 142,300  Juniper Networks, Inc.*.   3,173,290
 103,000  Nokia Corp. ADR
          (Finland)...............   1,884,900
  52,500  Qualcomm, Inc...........   2,261,700
  56,500  Scientific-Atlanta, Inc.   2,433,455
 192,180  Sprint Nextel Corp......   4,489,325
 117,000  Tellabs, Inc.*..........   1,275,300
                                   -----------
                                    18,394,130
                                   -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2005

Number of
 Shares                                       Value
---------                                  ------------
          Common Stocks (Continued)
          Transportation--1.1%
  30,500  United Parcel Service, Inc.,
          Class B......................... $  2,292,075
                                           ------------
          Total Common Stocks
          (Cost $191,334,375).............  214,977,039
                                           ------------
          Money Market Fund--0.1%
 276,838  BNY Hamilton Money Fund
          (Institutional Shares), 4.21%(a)
          (Cost $276,838).................      276,838
                                           ------------
          Total Investments Before
          Outstanding Written
          Options
          (Cost $191,611,213)(b)--
          100.6%..........................  215,253,877
                                           ------------

                                   Strike
Contracts                          Price
---------                          ------
          Outstanding Written
          Options--0.0%
   100    Apple Computer,
          Inc., expiration
          January, 2006
          (Premiums received
          $29,699)................     70      (43,000)
                                          ------------
          Total Investments
          Net of Outstanding
          Written Options
          (Cost $191,581,514)--
          100.6%..................         215,210,877
          Liabilities in excess of
          other assets--(0.6%)....          (1,298,873)
                                          ------------
          Net Assets--100.0%............. $213,912,004
                                          ------------

ADR American Depositary Receipt.
*  Non-incoming producing security.
(a)Represents annualized 7 day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $191,946,822. At December 31, 2005, net unrealized appreciation was $23,307,055 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $28,469,828 and aggregate gross unrealized depreciation of $5,162,773.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statement of Assets and Liabilities

         December 31, 2005

          Assets:
            Non-affiliated investments at market value,
             (Cost $191,334,375)........................ $214,977,039
            Affiliated investments at market value,
             (Cost $276,838)............................      276,838
            Receivables:
             Investments sold...........................    1,296,696
             Dividends..................................      187,650
             Capital stock sold.........................       94,680
             Interest...................................        6,262
            Other assets................................        9,181
                                                         ------------
             Total Assets...............................  216,848,346
                                                         ------------
          Liabilities:
            Outstanding written options, (premiums
             received $29,699)..........................       43,000
            Payables:
             Capital stock repurchased..................    2,682,698
             Services provided by The Bank of
              New York..................................      142,561
            Accrued expenses and other liabilities......       68,083
                                                         ------------
             Total Liabilities..........................    2,936,342
                                                         ------------
          Net Assets:................................... $213,912,004
                                                         ------------
          Sources of Net Assets:
             Capital stock @ par........................ $     27,669
             Paid in capital............................  186,339,251
             Undistributed net investment income........       24,208
             Accumulated net realized gain on
              investments and written options...........    3,891,513
             Net unrealized appreciation on
              investments and written options...........   23,629,363
                                                         ------------
          Net Assets.................................... $213,912,004
                                                         ------------
          Class A Shares:
             Net assets................................. $  8,126,425
                                                         ------------
             Shares outstanding.........................    1,061,639
                                                         ------------
             Net asset value, offering price and
              repurchase price per share................ $       7.65
             Maximum sales charge--5.25% of
              public offering price.....................         0.42
                                                         ------------
             Maximum offering price..................... $       8.07
                                                         ------------
          Institutional Shares:
             Net assets................................. $205,785,579
                                                         ------------
             Shares outstanding.........................   26,607,284
                                                         ------------
             Net asset value, offering price and
              repurchase price per share................ $       7.73
                                                         ------------
          Class A Shares authorized @ $.001 par
           value........................................  200,000,000
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $11,985)................................ $  2,580,933
            Interest from affiliated fund...............      152,319
                                                         ------------
             Total Income...............................    2,733,252
                                                         ------------
          Expenses:
            Advisory....................................    1,616,744
            Administration..............................      306,119
            Transfer agent..............................      111,488
            Custodian...................................       47,320
            Registration and filings....................       31,127
            Legal.......................................       27,723
            Directors...................................       25,304
            12b-1 fee--Class A Shares...................       23,096
            Audit.......................................       19,052
            Reports to shareholders.....................        8,697
            Insurance...................................        5,932
            Cash management.............................        3,031
            Other.......................................       19,172
                                                         ------------
             Total Expenses.............................    2,244,805
                                                         ------------
             Net Investment Income......................      488,447
                                                         ------------
          Realized and Unrealized Gain (Loss)
           on Investments and Written Options:
            Net realized gain on investments............   20,722,531
                                                         ------------
            Decrease in unrealized appreciation/
             depreciation on:
             Investments................................  (24,793,549)
             Written Options............................      (13,301)
                                                         ------------
            Decrease in unrealized appreciation/
             depreciation on investments and written
             options....................................  (24,806,850)
                                                         ------------
            Net realized and unrealized loss on
             investments and written options............   (4,084,319)
                                                         ------------
            Net decrease in net assets resulting from
             operations................................. $ (3,595,872)
                                                         ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                         Year Ended December 31,
                                                                                       ---------------------------
                                                                                            2005          2004
                                                                                       -------------  ------------
Operations:
  Net investment income............................................................... $     488,447  $  3,144,165
  Net realized gain on investments and written options................................    20,722,531    65,489,622
  Decrease in unrealized appreciation/depreciation on investments and written options.   (24,806,850)  (56,891,234)
                                                                                       -------------  ------------
   Net increase (decrease) in net assets resulting from operations....................    (3,595,872)   11,742,553
                                                                                       -------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares................................          (285)      (86,040)
                          Institutional Shares........................................      (461,623)   (3,036,867)
  Distributions from capital gains: Class A Shares....................................    (1,826,474)     (176,659)
                     Institutional Shares.............................................   (47,597,607)   (5,295,562)
                                                                                       -------------  ------------
                                                                                         (49,885,989)   (8,595,128)
                                                                                       -------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares....................................     4,267,755     4,675,007
                      Institutional Shares............................................    53,779,502    46,634,391
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares........................................     1,817,917       260,855
                    Institutional Shares..............................................    45,327,054     5,800,452
  Value of capital stock repurchased: Class A Shares..................................    (6,771,474)  (12,041,045)
                       Institutional Shares...........................................  (178,500,564)  (67,179,858)
                                                                                       -------------  ------------
  Net decrease in net assets resulting from capital stock transactions................   (80,079,810)  (21,850,198)
                                                                                       -------------  ------------
   Decrease in Net Assets.............................................................  (133,561,671)  (18,702,773)
Net Assets:
  Beginning of year...................................................................   347,473,675   366,176,448
                                                                                       -------------  ------------
  End of year (includes undistributed net investment income of $24,208 at
   December 31, 2005 and $7,789 at December 31, 2004)................................. $ 213,912,004  $347,473,675
                                                                                       -------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.........................................................       482,615       500,959
         Institutional Shares.........................................................     6,150,967     4,956,395
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares..................................................       226,405        27,774
              Institutional Shares....................................................     5,582,082       612,632
  Shares repurchased: Class A Shares..................................................      (776,946)   (1,307,699)
              Institutional Shares....................................................   (20,202,004)   (7,152,629)
                                                                                       -------------  ------------
   Net decrease.......................................................................    (8,536,881)   (2,362,568)
  Shares outstanding, beginning of year...............................................    36,205,804    38,568,372
                                                                                       -------------  ------------
  Shares outstanding, end of year.....................................................    27,668,923    36,205,804
                                                                                       -------------  ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Financial Highlights


                                                                       Class A Shares
                                                       --------------------------------------------
                                                                  Year Ended December 31,
                                                       --------------------------------------------
                                                         2005     2004     2003     2002      2001
                                                       ------   -------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 9.52   $  9.43  $  7.72  $ 10.13   $ 13.78
                                                       ------   -------  -------  -------   -------
Gain (loss) from investment operations
Net investment income (loss)/(a)/.....................  (0.01)     0.06     0.04     0.04      0.03
Net realized and unrealized gain (loss) on investments  (0.01)     0.24     1.71    (2.41)    (3.41)
                                                       ------   -------  -------  -------   -------
 Total from investment operations.....................  (0.02)     0.30     1.75    (2.37)    (3.38)
                                                       ------   -------  -------  -------   -------
Dividends and distributions
Dividends from net investment income..................     --     (0.06)   (0.04)   (0.04)    (0.03)
Distributions from capital gains......................  (1.85)    (0.15)      --       --     (0.24)
                                                       ------   -------  -------  -------   -------
 Total dividends and distributions....................  (1.85)    (0.21)   (0.04)   (0.04)    (0.27)
                                                       ------   -------  -------  -------   -------
Net asset value at end of year........................ $ 7.65   $  9.52  $  9.43  $  7.72   $ 10.13
                                                       ------   -------  -------  -------   -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.  (0.13)%    3.31%   22.72%  (23.45)%  (24.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $8,126   $10,758  $17,988  $16,473   $17,576
Ratio to average net assets of:
 Expenses.............................................   1.08%     1.11%    1.15%    1.15%     1.13%
 Net investment income (loss).........................  (0.06)%    0.60%    0.51%    0.47%     0.24%
Portfolio turnover rate...............................    101%       90%      20%      18%       14%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                                          Institutional Shares
                                           -------------------------------------------------
                                                         Year Ended December 31,
                                           -------------------------------------------------
                                             2005      2004      2003       2002       2001
                                           --------  --------  --------  --------   --------
PER SHARE DATA:
Net asset value at beginning of year...... $   9.60  $   9.50  $   7.78  $  10.21   $  13.89
                                           --------  --------  --------  --------   --------
Gain (loss) from investment operations
Net investment income/(a)/................     0.02      0.09      0.07      0.06       0.05
Net realized and unrealized gain (loss) on
  investments.............................    (0.02)     0.25      1.71     (2.43)     (3.43)
                                           --------  --------  --------  --------   --------
 Total from investment operations.........     0.00      0.34      1.78     (2.37)     (3.38)
                                           --------  --------  --------  --------   --------
Dividends and distributions
Dividends from net investment income......    (0.02)    (0.09)    (0.06)    (0.06)     (0.06)
Distributions from capital gains..........    (1.85)    (0.15)       --        --      (0.24)
                                           --------  --------  --------  --------   --------
 Total dividends and distributions........    (1.87)    (0.24)    (0.06)    (0.06)     (0.30)
                                           --------  --------  --------  --------   --------
Net asset value at end of year............ $   7.73  $   9.60  $   9.50  $   7.78   $  10.21
                                           --------  --------  --------  --------   --------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................     0.07%     3.63%    22.99%   (23.26)%   (24.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $205,786  $336,716  $348,188  $287,666   $403,925
Ratio to average net assets of:
 Expenses.................................     0.82%     0.85%     0.90%     0.90%      0.88%
 Net investment income....................     0.19%     0.91%     0.77%     0.70%      0.49%
Portfolio turnover rate...................      101%       90%       20%       18%        14%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         December 31, 2005

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks--98.4%
          Aerospace/Defense--3.2%
 176,000  United Technologies
          Corp...................... $ 9,840,160
                                     -----------
          Banks--8.6%
 220,294  Bank of America Corp......  10,166,568
  20,000  M&T Bank Corp.............   2,181,000
 300,000  U.S. Bancorp..............   8,967,000
 106,000  Wachovia Corp.............   5,603,160
                                     -----------
                                      26,917,728
                                     -----------
          Building Materials--1.7%
 105,000  Florida Rock Industries,
          Inc.......................   5,151,300
                                     -----------
          Chemicals--4.2%
  80,000  duPont (E.I.) de Nemours &
          Co........................   3,400,000
 120,700  Olin Corp.................   2,375,376
 140,000  Praxair, Inc..............   7,414,400
                                     -----------
                                      13,189,776
                                     -----------
          Computers--2.6%
 100,000  International Business
          Machines Corp.............   8,220,000
                                     -----------
          Cosmetics/Personal Care--3.0%
 160,000  Procter & Gamble Co.......   9,260,800
                                     -----------
          Diversified Financial Services--7.7%
 210,000  Citigroup, Inc............  10,191,300
 160,000  J.P. Morgan Chase & Co....   6,350,400
  76,000  Morgan Stanley............   4,312,240
  26,000  The Goldman Sachs Group,
          Inc.......................   3,320,460
                                     -----------
                                      24,174,400
                                     -----------

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Electric--7.3%
 120,000  Allegheny Energy, Inc.*.... $ 3,798,000
 326,000  Duke Energy Corp...........   8,948,700
  40,000  Exelon Corp................   2,125,600
 460,000  TECO Energy, Inc...........   7,902,800
                                      -----------
                                       22,775,100
                                      -----------
          Electrical Components & Equipment--3.4%
 140,000  Emerson Electric Co........  10,458,000
                                      -----------
          Gas--3.3%
 326,700  Atmos Energy Corp..........   8,546,472
  46,000  KeySpan Corp...............   1,641,740
                                      -----------
                                       10,188,212
                                      -----------
          Healthcare--Products--2.8%
 146,000  Johnson & Johnson..........   8,774,600
                                      -----------
          Insurance--2.9%
 166,000  The Allstate Corp..........   8,975,620
                                      -----------
          Iron/Steel--1.7%
  60,100  Cleveland-Cliffs, Inc......   5,323,057
                                      -----------
          Machinery--Construction & Mining--2.2%
 120,000  Caterpillar, Inc...........   6,932,400
                                      -----------
          Miscellaneous Manufacturing--6.9%
 100,000  3M Co......................   7,750,000
  56,000  Eaton Corp.................   3,757,040
 286,000  General Electric Co........  10,024,300
                                      -----------
                                       21,531,340
                                      -----------
          Oil & Gas--12.4%
  46,000  Apache Corp................   3,151,920
 146,000  BP PLC ADR (Great
          Britain)...................   9,376,120
 120,000  Chevron Corp...............   6,812,400
  70,000  ConocoPhillips.............   4,072,600

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         December 31, 2005

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  24,200  Marathon Oil Corp........... $ 1,475,474
  14,000  Nabors Industries Ltd.
          (Barbados)*.................   1,060,500
 186,000  Petroleo Brasileiro S.A.--
          Petrobras ADR (Brazil)......  12,662,820
                                       -----------
                                       38,611,834
                                       -----------
          Oil & Gas Services--1.4%
  60,000  Grant Prideco, Inc.*........   2,647,200
  50,000  Weatherford International
          Ltd.*.......................   1,810,000
                                       -----------
                                         4,457,200
                                       -----------
          Pharmaceuticals--4.8%
 190,000  GlaxoSmithKline PLC ADR
          (Great Britain).............   9,591,200
 146,000  Pfizer, Inc.................   3,404,720
  46,000  Sanofi-Aventis ADR
          (France)....................   2,019,400
                                       -----------
                                        15,015,320
                                       -----------
          Pipelines--1.3%
 170,000  The Williams Cos., Inc......   3,938,900
                                       -----------
          Retail--4.9%
  65,000  Costco Wholesale Corp.......   3,215,550
  60,000  Federated Department Stores,
          Inc.........................   3,979,800
 120,000  J. C. Penney Co., Inc.......   6,672,000
  70,000  Limited Brands..............   1,564,500
                                       -----------
                                        15,431,850
                                       -----------
          Semiconductors--3.1%
  80,000  Intel Corp..................   1,996,800

Number of
 Shares                                       Value
---------                                  ------------
          Common Stocks (Continued)
  240,000 Texas Instruments, Inc.......... $  7,696,800
                                           ------------
                                              9,693,600
                                           ------------
          Software--0.8%
  100,000 Microsoft Corp..................    2,615,000
                                           ------------
          Telecommunications--4.9%
  600,000 Lucent Technologies, Inc.*......    1,596,000
  410,000 Motorola, Inc...................    9,261,900
  162,000 Nokia Corp. ADR
          (Finland).......................    2,964,600
   45,000 Verizon Communications,
          Inc.............................    1,355,400
                                           ------------
                                             15,177,900
                                           ------------
          Transportation--3.3%
  220,000 Canadian Pacific Railway Ltd.
          (Canada)........................    9,229,000
   38,000 GulfMark Offshore, Inc.*........    1,125,560
                                           ------------
                                             10,354,560
                                           ------------
          Total Common Stocks
          (Cost $269,517,120).............  307,008,657
                                           ------------
          Money Market Fund--1.5%
4,535,341 BNY Hamilton Money Fund
          (Institutional Shares), 4.21%(a)
          (Cost $4,535,341)...............    4,535,341
                                           ------------
          Total Investments
          (Cost $274,052,461)(b)--
          99.9%...........................  311,543,998
          Other assets less
          liabilities--0.1%...............      397,998
                                           ------------
          Net Assets--100.0%.............. $311,941,996
                                           ------------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         December 31, 2005


ADR American Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $274,056,969. At December 31, 2005, net unrealized appreciation was $37,487,029 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $41,551,722 and aggregate gross unrealized depreciation of $4,064,693.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statement of Assets and Liabilities

         December 31, 2005

          Assets:
            Non-affiliated investments at market value,
             (Cost $269,517,120)........................ $307,008,657
            Affiliated investments at market value,
             (Cost $4,535,341)..........................    4,535,341
            Receivables:
             Dividends..................................      456,695
             Capital stock sold.........................      349,101
             Interest...................................       12,574
            Other assets................................       14,227
                                                         ------------
             Total Assets...............................  312,376,595
                                                         ------------
          Liabilities:
            Payables:
             Services provided by The Bank of
              New York..................................      188,081
             Capital stock repurchased..................      175,880
             Accrued expenses and other liabilities.....       70,638
                                                         ------------
             Total Liabilities..........................      434,599
                                                         ------------
          Net Assets:................................... $311,941,996
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $     27,865
            Paid in capital.............................  273,022,574
            Undistributed net investment income.........        5,441
            Accumulated net realized gain on
             investments................................    1,394,579
            Net unrealized appreciation on
             investments................................   37,491,537
                                                         ------------
          Net Assets.................................... $311,941,996
                                                         ------------
          Class A Shares:
            Net assets.................................. $  1,015,482
                                                         ------------
            Shares outstanding..........................       90,359
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      11.24
            Maximum sales charge--5.25% of public
             offering price.............................         0.62
                                                         ------------
            Maximum offering price...................... $      11.86
                                                         ------------
          Institutional Shares:
            Net assets.................................. $310,926,514
                                                         ------------
            Shares outstanding..........................   27,774,302
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      11.19
                                                         ------------
            Class A Shares authorized @ $.001 par
             value......................................  200,000,000
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $30,503)................................ $ 6,471,048
            Interest from affiliated fund...............     182,640
            Interest....................................         131
                                                         -----------
             Total Income...............................   6,653,819
                                                         -----------
          Expenses:
            Advisory....................................   1,670,708
            Administration..............................     310,611
            Transfer agent..............................     115,065
            Registration and filings....................      43,253
            Custodian...................................      29,444
            Directors...................................      25,148
            Audit.......................................      15,859
            Legal.......................................      13,186
            Reports to shareholders.....................      10,476
            Insurance...................................       4,327
            Cash management.............................       3,122
            12b-1 fee--Class A Shares...................       2,360
            Other.......................................      21,485
                                                         -----------
             Total Expenses.............................   2,265,044
            Fees waived by The Bank of New York
             (Note 3)...................................     (34,348)
            Earnings credit adjustment (Note 3).........        (459)
                                                         -----------
             Net Expenses...............................   2,230,237
                                                         -----------
             Net Investment Income......................   4,423,582
                                                         -----------
          Realized and Unrealized Gain
           on Investments:
            Net realized gain on investments............  12,157,528
            Increase in unrealized appreciation/
             depreciation on investments................   7,593,879
                                                         -----------
            Net realized and unrealized gain on
             investments................................  19,751,407
                                                         -----------
            Net increase in net assets resulting from
             operations................................. $24,174,989
                                                         -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statements of Changes in Net Assets

                                                                            Year Ended December 31,
                                                                          --------------------------
                                                                              2005          2004
                                                                          ------------  ------------
Operations:
  Net investment income.................................................. $  4,423,582  $  3,062,526
  Net realized gain (loss) on investments................................   12,157,528    (1,144,179)
  Increase in unrealized appreciation/depreciation on investments........    7,593,879    15,841,491
                                                                          ------------  ------------
   Net increase in net assets resulting from operations..................   24,174,989    17,759,838
                                                                          ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares...................      (12,232)      (10,856)
                          Institutional Shares...........................   (4,417,807)   (3,048,884)
  Distributions from capital gains: Class A Shares.......................      (29,502)           --
                     Institutional Shares................................   (9,040,357)           --
                                                                          ------------  ------------
                                                                           (13,499,898)   (3,059,740)
                                                                          ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.......................      140,677       516,196
                      Institutional Shares...............................  135,676,755   121,855,888
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares...........................       41,726        10,769
                    Institutional Shares.................................    9,218,650       725,041
  Value of capital stock repurchased: Class A Shares.....................      (62,012)     (382,856)
                       Institutional Shares..............................  (81,240,185)  (29,918,686)
                                                                          ------------  ------------
  Net increase in net assets resulting from capital stock transactions...   63,775,611    92,806,352
                                                                          ------------  ------------
   Increase in Net Assets................................................   74,450,702   107,506,450
Net Assets:
  Beginning of year......................................................  237,491,294   129,984,844
                                                                          ------------  ------------
  End of year (includes undistributed net investment income of $5,441 at
   December 31, 2005 and $11,898 at December 31, 2004)................... $311,941,996  $237,491,294
                                                                          ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares............................................       12,591        50,537
         Institutional Shares............................................   12,269,377    11,922,092
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.....................................        3,689         1,043
              Institutional Shares.......................................      815,919        70,447
  Shares repurchased: Class A Shares.....................................       (5,497)      (38,524)
              Institutional Shares.......................................   (7,298,141)   (2,919,061)
                                                                          ------------  ------------
   Net increase..........................................................    5,797,938     9,086,534
  Shares outstanding, beginning of year..................................   22,066,723    12,980,189
                                                                          ------------  ------------
  Shares outstanding, end of year........................................   27,864,661    22,066,723
                                                                          ------------  ------------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Financial Highlights

                                                                    Class A Shares
                                                       --------------------------------------
                                                             Year Ended         For the Period
                                                            December 31,         May 31, 2002*
                                                       ----------------------       through
                                                        2005    2004    2003   December 31, 2002
                                                       ------  ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $10.81  $10.03  $ 7.88       $  9.09
                                                       ------  ------  ------       -------
Gain (loss) from investment operations
Net investment income/(a)/............................   0.15    0.15    0.09          0.04
Net realized and unrealized gain (loss) on investments   0.76    0.77    2.14         (1.22)
                                                       ------  ------  ------       -------
 Total from investment operations.....................   0.91    0.92    2.23         (1.18)
                                                       ------  ------  ------       -------
Dividends and distributions
Dividends from net investment income..................  (0.14)  (0.14)  (0.08)        (0.03)
Distributions from capital gains......................  (0.34)     --      --            --
                                                       ------  ------  ------       -------
 Total dividends and distributions....................  (0.48)  (0.14)  (0.08)        (0.03)
                                                       ------  ------  ------       -------
Net asset value at end of year........................ $11.24  $10.81  $10.03       $  7.88
                                                       ------  ------  ------       -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.   8.45%   9.22%  28.43%       (12.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $1,015  $  860  $  667       $   161
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   1.05%   1.05%   1.05%         1.05%**
 Expenses, prior to waiver from The Bank of
   New York...........................................   1.06%   1.17%   1.34%         1.50%**
 Net investment income, net of waiver from The Bank of
   New York...........................................   1.33%   1.42%   0.99%         0.82%**
Portfolio turnover rate...............................     43%     37%     12%           10%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                                    Institutional Shares
                                                      -----------------------------------------------
                                                                   Year Ended December 31,
                                                      -----------------------------------------------
                                                        2005      2004      2003      2002      2001
                                                      --------  --------  --------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year................. $  10.76  $  10.01  $   7.86  $  8.94   $  9.71
                                                      --------  --------  --------  -------   -------
Gain (loss) from investment operations
Net investment income/(a)/...........................     0.18      0.18      0.11     0.08      0.11
Net realized and unrealized gain (loss) on
  investments........................................     0.76      0.73      2.14    (1.09)    (0.78)
                                                      --------  --------  --------  -------   -------
 Total from investment operations....................     0.94      0.91      2.25    (1.01)    (0.67)
                                                      --------  --------  --------  -------   -------
Dividends and distributions
Dividends from net investment income.................    (0.17)    (0.16)    (0.10)   (0.07)    (0.10)
Distributions from capital gains.....................    (0.34)       --        --       --        --
                                                      --------  --------  --------  -------   -------
 Total dividends and distributions...................    (0.51)    (0.16)    (0.10)   (0.07)    (0.10)
                                                      --------  --------  --------  -------   -------
Net asset value at end of year....................... $  11.19  $  10.76  $  10.01  $  7.86   $  8.94
                                                      --------  --------  --------  -------   -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/     8.74%     9.21%    28.72%  (11.31)%   (6.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $310,927  $236,631  $129,318  $48,272   $19,433
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York..........................................     0.80%     0.80%     0.80%    0.80%     0.80%
 Expenses, prior to waiver from The Bank of
   New York..........................................     0.81%     0.91%     1.10%    1.30%     2.14%
 Net investment income, net of waiver from The
   Bank of New York..................................     1.59%     1.73%     1.22%    0.96%     1.19%
Portfolio turnover rate..............................       43%       37%       12%      10%        2%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         December 31, 2005

Number of
 Shares                                Value
---------                            ----------
          Common Stocks--98.0%
          Banks--8.1%
  35,000  East West Bancorp, Inc.... $1,277,150
  12,000  M&T Bank Corp.............  1,308,600
  40,000  National City Corp........  1,342,800
  56,000  TCF Financial Corp........  1,519,840
                                     ----------
                                      5,448,390
                                     ----------
          Beverages--2.5%
  28,000  PepsiCo, Inc..............  1,654,240
                                     ----------
          Biotechnology--1.9%
  30,000  Charles River Laboratories
          International, Inc.*......  1,271,100
                                     ----------
          Building Materials--3.3%
  40,000  Universal Forest Products,
          Inc.......................  2,210,000
                                     ----------
          Commercial Services--3.3%
  65,000  DeVry, Inc.*..............  1,300,000
  55,000  NCO Group, Inc.*..........    930,600
                                     ----------
                                      2,230,600
                                     ----------
          Computers--1.6%
  35,000  Dell, Inc.*...............  1,049,650
                                     ----------
          Diversified Financial Services--5.2%
  20,000  Capital One Financial
          Corp......................  1,728,000
  37,000  Citigroup, Inc............  1,795,610
                                     ----------
                                      3,523,610
                                     ----------
          Electric--5.9%
  22,000  Dominion Resources, Inc...  1,698,400
 145,124  The AES Corp.*............  2,297,313
                                     ----------
                                      3,995,713
                                     ----------

Number of
 Shares                                    Value
---------                                ----------
          Common Stocks (continued)
          Electronics--2.1%
 64,000   Flextronics International Ltd.
          (Singapore)*.................. $  668,160
 20,000   Jabil Circuit, Inc.*..........    741,800
                                         ----------
                                          1,409,960
                                         ----------
          Engineering & Construction--3.0%
 30,000   Jacobs Engineering Group,
          Inc.*.........................  2,036,100
                                         ----------
          Food--2.4%
 32,000   General Mills, Inc............  1,578,240
                                         ----------
          Gas--2.1%
 40,000   KeySpan Corp..................  1,427,600
                                         ----------
          Healthcare--Products--3.9%
 22,000   Johnson & Johnson.............  1,322,200
 30,000   Stryker Corp..................  1,332,900
                                         ----------
                                          2,655,100
                                         ----------
          Healthcare--Services--4.2%
 30,000   Aetna, Inc....................  2,829,300
                                         ----------
          Home Builders--2.2%
 40,000   Standard Pacific Corp.........  1,472,000
                                         ----------
          Housewares--2.3%
 65,000   Newell Rubbermaid, Inc........  1,545,700
                                         ----------
          Leisure Time--2.1%
 28,000   Harley-Davidson, Inc..........  1,441,720
                                         ----------
          Machinery--Construction & Mining--2.6%
 30,000   Caterpillar, Inc..............  1,733,100
                                         ----------
          Machinery--Diversified--2.6%
 58,000   Cognex Corp...................  1,745,220
                                         ----------
          Media--2.0%
 56,000   Walt Disney Co................  1,342,320
                                         ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         December 31, 2005

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (continued)
          Miscellaneous Manufacturing--4.4%
 45,000   General Electric Co...... $1,577,250
 37,000   Honeywell International,
          Inc......................  1,378,250
                                    ----------
                                     2,955,500
                                    ----------
          Oil & Gas--6.2%
 25,000   Exxon Mobil Corp.........  1,404,250
 33,000   Noble Energy, Inc........  1,329,900
 23,000   Royal Dutch Shell PLC ADR
          (Netherlands)............  1,414,270
                                    ----------
                                     4,148,420
                                    ----------
          Pharmaceuticals--4.9%
 55,000   Bristol-Myers Squibb Co..  1,263,900
 27,000   Merck & Co., Inc.........    858,870
 50,000   Pfizer, Inc..............  1,166,000
                                    ----------
                                     3,288,770
                                    ----------
          Pipelines--5.5%
 17,000   Kinder Morgan, Inc.......  1,563,150
 28,000   Questar Corp.............  2,119,600
                                    ----------
                                     3,682,750
                                    ----------
          Retail--5.0%
 27,000   Lowe's Cos., Inc.........  1,799,820
 36,000   Walgreen Co..............  1,593,360
                                    ----------
                                     3,393,180
                                    ----------
          Semiconductors--3.7%
 30,000   Analog Devices, Inc......  1,076,100
 80,000   Applied Materials, Inc...  1,435,200
                                    ----------
                                     2,511,300
                                    ----------
          Software--2.1%
 55,000   Microsoft Corp...........  1,438,250
                                    ----------

Number of
 Shares                                       Value
---------                                  -----------
          Common Stocks (continued)
          Telecommunications--2.9%
   51,382 AT&T, Inc....................... $ 1,258,345
  260,000 Lucent Technologies,
          Inc.*...........................     691,600
                                           -----------
                                             1,949,945
                                           -----------
          Total Common Stocks
          (Cost $48,670,276)..............  65,967,778
                                           -----------
          Money Market Fund--2.0%
1,339,501 BNY Hamilton Money Fund
          (Institutional Shares), 4.21%(a)
          (Cost $1,339,501)...............   1,339,501
                                           -----------
          Total Investments
          (Cost $50,009,777)(b)--
          100.0%..........................  67,307,279
          Liabilities in excess of other
          assets--0.0%....................     (24,503)
                                           -----------
          Net Assets--100.0%.............. $67,282,776
                                           -----------

ADR American Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31,2005.
(b)The cost of investments for Federal income tax purposes is $50,093,051. At December 31,2005 net unrealized appreciation was $17,214,228 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $19,402,279 and aggregate gross unrealized depreciation of $2,188,051.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statement of Assets and Liabilities

         December 31, 2005

          Assets:
            Non-affiliated investments at market value,
             (Cost $48,670,276)......................... $ 65,967,778
            Affiliated investments at market value,
             (Cost $1,339,501)..........................    1,339,501
            Receivables:
             Dividends..................................       47,210
             Capital stock sold.........................        7,733
             Interest...................................        4,903
            Other assets................................        8,772
                                                         ------------
             Total Assets...............................   67,375,897
                                                         ------------
          Liabilities:
            Payables:
             Services provided by The Bank of
              New York..................................       22,557
             Capital stock repurchased..................       10,469
            Accrued expenses and other liabilities......       60,095
                                                         ------------
             Total Liabilities..........................       93,121
                                                         ------------
          Net Assets:................................... $ 67,282,776
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $      4,420
            Paid in capital.............................   54,508,092
            Undistributed net investment income.........          315
            Accumulated net realized loss on
             investments................................   (4,527,553)
            Net unrealized appreciation on
             investments................................   17,297,502
                                                         ------------
          Net Assets.................................... $ 67,282,776
                                                         ------------
          Class A Shares:
            Net assets.................................. $ 67,282,776
                                                         ------------
            Shares outstanding..........................    4,419,543
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      15.22
            Maximum sales charge--5.25% of public
             offering price.............................         0.84
                                                         ------------
            Maximum offering price...................... $      16.06
                                                         ------------
          Class A Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $9,274)................................. $1,194,390
             Interest from affiliated fund...............     50,125
             Interest....................................      8,022
                                                          ----------
              Total Income...............................  1,252,537
                                                          ----------
           EXPENSES:
             Advisory....................................    481,050
             12b-1 fee--Class A Shares...................    160,350
             Administration..............................     71,799
             Transfer agent..............................     30,934
             Registration and filings....................     26,923
             Directors...................................     23,807
             Audit.......................................     13,806
             Custodian...................................     11,709
             Insurance...................................      1,093
             Reports to shareholders.....................        684
             Cash management.............................        637
             Other.......................................      1,091
                                                          ----------
              Total Expenses.............................    823,883
             Fees waived by The Bank of New York
              (Note 3)...................................    (22,142)
                                                          ----------
              Net Expenses...............................    801,741
                                                          ----------
              Net Investment Income......................    450,796
                                                          ----------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on investments............  1,732,046
             Increase in unrealized appreciation/
              depreciation on investments................  2,474,960
                                                          ----------
             Net realized and unrealized gain on
              investments................................  4,207,006
                                                          ----------
             Net increase in net assets resulting from
              operations................................. $4,657,802
                                                          ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statements of Changes in Net Assets


                                                                                       Year Ended December 31,
                                                                                     --------------------------
                                                                                         2005          2004
                                                                                     ------------  ------------
Operations:
  Net investment income............................................................. $    450,796  $    271,819
  Net realized gain on investments..................................................    1,732,046     3,102,783
  Increase in unrealized appreciation/depreciation on investments...................    2,474,960     2,773,083
                                                                                     ------------  ------------
   Net increase in net assets resulting from operations.............................    4,657,802     6,147,685
                                                                                     ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares..............................     (450,481)     (281,329)
                                                                                     ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..................................   41,125,968    16,209,137
  Proceeds from shares issued on reinvestment of dividends: Class A Shares..........      445,234       276,143
  Value of capital stock repurchased: Class A Shares................................  (38,769,642)  (17,010,896)
                                                                                     ------------  ------------
   Net increase (decrease) in net assets resulting from capital stock transactions..    2,801,560      (525,616)
                                                                                     ------------  ------------
     Increase in Net Assets.........................................................    7,008,881     5,340,740
Net Assets:
  Beginning of year.................................................................   60,273,895    54,933,155
                                                                                     ------------  ------------
  End of year (includes undistributed net investment income of $315 at
   December 31, 2005)............................................................... $ 67,282,776  $ 60,273,895
                                                                                     ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.......................................................    2,745,254     1,209,313
  Shares issued on reinvestment of dividends: Class A Shares........................       28,818        19,620
  Shares repurchased: Class A Shares................................................   (2,586,479)   (1,285,412)
                                                                                     ------------  ------------
   Net increase (decrease)..........................................................      187,593       (56,479)
  Shares outstanding, beginning of year.............................................    4,231,950     4,288,429
                                                                                     ------------  ------------
  Shares outstanding, end of year...................................................    4,419,543     4,231,950
                                                                                     ------------  ------------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Financial Highlights


                                                                     Class A Shares
                                                      ---------------------------------------
                                                                                  For the period
                                                       Year Ended December 31,   October 7, 2002*
                                                      -------------------------       through
                                                        2005     2004     2003   December 31, 2002
                                                      -------  -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period............... $ 14.24  $ 12.81  $  9.77       $  8.59
                                                      -------  -------  -------       -------
Gain from investment operations
Net investment income/(a)/...........................    0.10     0.07     0.04            --/(1)/
Net realized and unrealized gain on investments......    0.98     1.43     3.04          1.18
                                                      -------  -------  -------       -------
 Total from investment operations....................    1.08     1.50     3.08          1.18
                                                      -------  -------  -------       -------
Dividends
Dividends from net investment income.................   (0.10)   (0.07)   (0.04)           --/(1)/
                                                      -------  -------  -------       -------
Net asset value at end of year....................... $ 15.22  $ 14.24  $ 12.81       $  9.77
                                                      -------  -------  -------       -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/    7.59%   11.72%   31.50%        13.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).................................... $67,283  $60,274  $54,933       $46,978
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York..........................................    1.25%    1.25%    1.25%         1.25%**
 Expenses, prior to waiver from The Bank of
   New York..........................................    1.28%    1.45%    1.55%         1.50%**
 Net investment income, net of waiver from
   The Bank of New York..............................    0.70%    0.50%    0.32%         0.09%**
Portfolio turnover rate..............................      10%      22%      24%            9%

(1)Less than $0.01 per share.
* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         December 31, 2005

Number of
 Shares                               Value
---------                           ----------
          Common Stocks--97.2%
          Advertising--0.2%
  2,100   Omnicom Group, Inc....... $  178,773
  4,900   The Interpublic Group of
          Cos., Inc.*..............     47,285
                                    ----------
                                       226,058
                                    ----------
          Aerospace/Defense--1.9%
  2,350   General Dynamics Corp....    268,018
  1,400   Goodrich Corp............     57,540
  1,400   L-3 Communications
          Holdings, Inc............    104,090
  4,050   Lockheed Martin Corp.....    257,702
  4,034   Northrop Grumman
          Corp.....................    242,484
  5,050   Raytheon Co..............    202,758
  1,950   Rockwell Collins, Inc....     90,617
  9,200   The Boeing Co............    646,207
 11,600   United Technologies
          Corp.....................    648,555
                                    ----------
                                     2,517,971
                                    ----------
          Agriculture--1.6%
 23,850   Altria Group, Inc........  1,782,071
  7,433   Archer-Daniels-Midland
          Co.......................    183,298
  1,050   Reynolds American, Inc...    100,097
  1,850   UST, Inc.................     75,536
                                    ----------
                                     2,141,002
                                    ----------
          Airlines--0.1%
  7,875   Southwest Airlines Co....    129,386
                                    ----------
          Apparel--0.4%
  4,300   Coach, Inc.*.............    143,362
  1,300   Jones Apparel Group, Inc.     39,936
  1,250   Liz Claiborne, Inc.......     44,775

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  2,200   NIKE, Inc., Class B...... $  190,938
    600   Reebok International Ltd.     34,938
  1,050   V.F. Corp................     58,107
                                    ----------
                                       512,056
                                    ----------
          Auto Manufacturers--0.3%
 21,147   Ford Motor Co............    163,255
  6,450   General Motors Corp......    125,259
    700   Navistar International
          Corp.*...................     20,034
  1,962   PACCAR, Inc..............    135,829
                                    ----------
                                       444,377
                                    ----------
          Auto Parts & Equipment--0.2%
    700   Cooper Tire & Rubber
          Co.......................     10,724
  1,700   Dana Corp................     12,206
  2,250   Johnson Controls, Inc....    164,048
  2,000   The Goodyear Tire &
          Rubber Co.*..............     34,760
                                    ----------
                                       221,738
                                    ----------
          Banks--6.1%
  3,950   AmSouth Bancorp..........    103,530
 45,832   Bank of America Corp.....  2,115,146
  6,200   BB&T Corp................    259,842
  1,850   Comerica, Inc............    105,006
  1,400   Compass Bancshares, Inc..     67,606
  6,373   Fifth Third Bancorp......    240,390
  1,400   First Horizon National
          Corp.....................     53,816
  2,605   Huntington Bancshares,
          Inc......................     61,869
  4,650   KeyCorp..................    153,125
    950   M&T Bank Corp............    103,598

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  2,400   Marshall & Ilsley Corp..... $  103,296
  4,750   Mellon Financial Corp......    162,688
  6,300   National City Corp.........    211,491
  5,400   North Fork Bancorp, Inc....    147,744
  2,150   Northern Trust Corp........    111,413
  3,350   PNC Financial Services
          Group......................    207,131
  5,232   Regions Financial Corp.....    178,725
  3,750   State Street Corp..........    207,900
  4,100   SunTrust Banks, Inc........    298,315
  3,550   Synovus Financial Corp.....     95,886
  8,750   The Bank of New York Co.,
          Inc........................    278,688
 20,691   U.S. Bancorp...............    618,453
 17,726   Wachovia Corp..............    936,995
 19,150   Wells Fargo & Co...........  1,203,194
  1,200   Zions Bancorp..............     90,672
                                      ----------
                                       8,116,519
                                      ----------
          Beverages--2.1%
  8,850   Anheuser-Busch Cos., Inc...    380,196
    950   Brown-Forman Corp.,
          Class B....................     65,854
  3,400   Coca-Cola Enterprises,
          Inc........................     65,178
  2,200   Constellation Brands, Inc.,
          Class A*...................     57,706
    650   Molson Coors Brewing
          Co.........................     43,544
 18,975   PepsiCo, Inc...............  1,121,042
 23,650   The Coca-Cola Co...........    953,332
  1,550   The Pepsi Bottling Group,
          Inc........................     44,346
                                      ----------
                                       2,731,198
                                      ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Biotechnology--1.3%
 14,090   Amgen, Inc.*............... $1,111,138
  3,880   Biogen Idec, Inc.*.........    175,880
  1,250   Chiron Corp.*..............     55,575
  2,950   Genzyme Corp.*.............    208,801
  2,835   MedImmune, Inc.*...........     99,282
    650   Millipore Corp.*...........     42,926
                                      ----------
                                       1,693,602
                                      ----------
          Building Materials--0.2%
  2,050   American Standard Cos.,
          Inc........................     81,898
  4,850   Masco Corp.................    146,421
  1,200   Vulcan Materials Co........     81,300
                                      ----------
                                         309,619
                                      ----------
          Chemicals--1.5%
  2,500   Air Products and Chemicals,
          Inc........................    147,975
    800   Ashland, Inc...............     46,320
 10,450   duPont (E.I.) de Nemours
          & Co.......................    444,125
    900   Eastman Chemical Co........     46,431
  2,050   Ecolab, Inc................     74,354
  1,300   Engelhard Corp.............     39,195
  1,250   Hercules, Inc.*............     14,125
    900   International Flavors &
          Fragrances, Inc............     30,150
  3,042   Monsanto Co................    235,846
  1,900   PPG Industries, Inc........    110,010
  3,650   Praxair, Inc...............    193,304
  1,650   Rohm and Haas Co...........     79,893
    800   Sigma-Aldrich Corp.........     50,632
 10,972   The Dow Chemical Co........    480,793

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
  1,250   The Sherwin-Williams
          Co........................... $   56,775
                                        ----------
                                         2,049,928
                                        ----------
          Commercial Services--0.9%
  1,650   Apollo Group, Inc.,
          Class A*.....................     99,759
    775   CCE Spinco, Inc.*............     10,153
 11,600   Cendant Corp.................    200,099
  1,550   Convergys Corp.*.............     24,568
  1,500   Equifax, Inc.................     57,030
  3,700   H&R Block, Inc...............     90,835
  3,550   McKesson Corp................    183,144
  1,450   Monster Worldwide, Inc.*.....     59,189
  2,800   Moody's Corp.................    171,976
  3,825   Paychex, Inc.................    145,809
  2,450   R. R. Donnelley & Sons
          Co...........................     83,815
  1,900   Robert Half International,
          Inc..........................     71,991
                                        ----------
                                         1,198,368
                                        ----------
          Computers--3.8%
  1,400   Affiliated Computer Services,
          Inc.*........................     82,852
  9,600   Apple Computer, Inc.*........    690,144
  2,150   Computer Sciences
          Corp.*.......................    108,876
 26,850   Dell, Inc.*..................    805,232
  5,900   Electronic Data Systems
          Corp.........................    141,836
 27,250   EMC Corp.*...................    371,145
  2,950   Gateway, Inc.*...............      7,405
 32,721   Hewlett-Packard Co...........    936,802

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
 18,100   International Business
          Machines Corp............. $1,487,819
  1,350   Lexmark International,
          Inc.*.....................     60,521
  2,100   NCR Corp.*................     71,274
  4,200   Network Appliance, Inc.*..    113,400
 38,900   Sun Microsystems, Inc.*...    162,991
  3,800   Unisys Corp.*.............     22,154
                                     ----------
                                      5,062,451
                                     ----------
          Cosmetics/Personal Care--2.1%
    900   Alberto-Culver Co.,
          Class B...................     41,175
  5,200   Avon Products, Inc........    148,460
  5,950   Colgate-Palmolive Co......    326,358
 38,245   Procter & Gamble Co.......  2,213,620
                                     ----------
                                      2,729,613
                                     ----------
          Distribution/Wholesale--0.1%
  2,000   Genuine Parts Co..........     87,840
    900   W.W. Grainger, Inc........     63,990
                                     ----------
                                        151,830
                                     ----------
          Diversified Financial Services--8.2%
 14,200   American Express Co.......    730,731
  2,840   Ameriprise Financial, Inc.    116,440
  3,450   Capital One Financial
          Corp......................    298,080
  2,300   CIT Group, Inc............    119,094
 57,826   Citigroup, Inc............  2,806,295
  6,798   Countrywide Credit
          Industries, Inc...........    232,424
  4,600   E*TRADE Financial
          Corp.*....................     95,956
 11,050   Fannie Mae................    539,351

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
    950   Federated Investors, Inc.,
          Class B..................... $    35,188
  1,700   Franklin Resources, Inc.....     159,817
  7,950   Freddie Mac.................     519,533
 39,914   J.P. Morgan Chase & Co......   1,584,186
  2,400   Janus Capital Group, Inc....      44,712
  3,050   Lehman Brothers Holdings,
          Inc.........................     390,919
 14,275   MBNA Corp...................     387,566
 10,500   Merrill Lynch & Co., Inc....     711,164
 12,300   Morgan Stanley..............     697,901
  4,750   SLM Corp....................     261,678
  1,500   T. Rowe Price Group,
          Inc.........................     108,045
  1,300   The Bear Stearns Cos.,
          Inc.........................     150,189
 11,750   The Charles Schwab
          Corp........................     172,373
  5,150   The Goldman Sachs Group,
          Inc.........................     657,707
                                       -----------
                                        10,819,349
                                       -----------
          Electric--3.0%
  1,800   Allegheny Energy, Inc.*.....      56,970
  2,300   Ameren Corp.................     117,852
  4,530   American Electric Power Co.,
          Inc.........................     168,018
  3,450   CenterPoint Energy, Inc.....      44,333
  2,250   Cinergy Corp................      95,535
  2,500   CMS Energy Corp.*...........      36,275
  2,800   Consolidated Edison, Inc....     129,724
  2,050   Constellation Energy Group,
          Inc.........................     118,080
  3,950   Dominion Resources, Inc.....     304,939

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  2,000   DTE Energy Co.............. $   86,380
 10,550   Duke Energy Corp...........    289,598
  3,400   Dynegy, Inc.*..............     16,456
  3,750   Edison International.......    163,538
  2,400   Entergy Corp...............    164,760
  7,662   Exelon Corp................    407,158
  3,798   FirstEnergy Corp...........    186,064
  4,500   FPL Group, Inc.............    187,020
  3,950   PG&E Corp..................    146,624
  1,100   Pinnacle West Capital
          Corp.......................     45,485
  4,300   PPL Corp...................    126,420
  2,841   Progress Energy, Inc.......    124,777
  2,850   Public Service Enterprise
          Group, Inc.................    185,165
  2,300   TECO Energy, Inc...........     39,514
  7,450   The AES Corp.*.............    117,934
  8,500   The Southern Co............    293,504
  5,510   TXU Corp...................    276,547
  4,577   Xcel Energy, Inc...........     84,491
                                      ----------
                                       4,013,161
                                      ----------
          Electrical Components & Equipment--0.3%
  1,900   American Power Conversion
          Corp.......................     41,800
  4,700   Emerson Electric Co........    351,090
  1,650   Molex, Inc.................     42,818
                                      ----------
                                         435,708
                                      ----------
          Electronics--0.5%
  4,633   Agilent Technologies,
          Inc.*......................    154,232
  2,100   Applera Corp.--Applied
          Biosystems Group...........     55,776

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                                     Value
---------                                  --------
          Common Stocks (Continued)
  1,400   Fisher Scientific International,
          Inc.*........................... $ 86,603
  1,950   Jabil Circuit, Inc.*............   72,326
  1,400   PerkinElmer, Inc................   32,984
  6,000   Sanmina-SCI Corp.*..............   25,560
 10,400   Solectron Corp.*................   38,064
  2,800   Symbol Technologies, Inc........   35,896
    950   Tektronix, Inc..................   26,800
  1,850   Thermo Electron Corp.*..........   55,741
  1,250   Waters Corp.*...................   47,250
                                           --------
                                            631,232
                                           --------
          Engineering & Construction--0.1%
  1,000   Fluor Corp......................   77,260
                                           --------
          Entertainment--0.1%
  3,850   International Game
          Technology......................  118,503
                                           --------
          Environmental Control--0.2%
  2,400   Allied Waste Industries,
          Inc.*...........................   20,976
  6,250   Waste Management, Inc...........  189,688
                                           --------
                                            210,664
                                           --------
          Food--1.4%
  4,200   Albertson's, Inc................   89,670
  2,100   Campbell Soup Co................   62,517
  5,900   ConAgra Foods, Inc..............  119,652
  4,100   General Mills, Inc..............  202,212
  3,800   H.J. Heinz Co...................  128,136
  2,900   Kellogg Co......................  125,338
  1,500   McCormick & Co., Inc............   46,380
  5,050   Safeway, Inc....................  119,483
  8,600   Sara Lee Corp...................  162,540
  1,550   SUPERVALU, INC..................   50,344

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  7,050   SYSCO Corp................ $  218,903
  2,100   The Hershey Co............    116,025
  8,200   The Kroger Co.*...........    154,816
  2,800   Tyson Foods, Inc..........     47,880
  1,600   Whole Foods Market, Inc...    123,824
  2,100   Wm. Wrigley Jr. Co........    139,629
                                     ----------
                                      1,907,349
                                     ----------
          Forest Products & Paper--0.4%
  5,585   International Paper Co....    187,712
  1,200   Louisiana-Pacific Corp....     32,964
  2,041   MeadWestvaco Corp.........     57,209
  2,100   Plum Creek Timber Co.,
          Inc.......................     75,705
  1,300   Temple-Inland, Inc........     58,305
  2,750   Weyerhaeuser Co...........    182,435
                                     ----------
                                        594,330
                                     ----------
          Gas--0.2%
  2,000   KeySpan Corp..............     71,380
    500   NICOR, Inc................     19,655
  3,057   NiSource, Inc.............     63,769
    400   Peoples Energy Corp.......     14,028
  2,900   Sempra Energy.............    130,036
                                     ----------
                                        298,868
                                     ----------
          Hand/Machine Tools--0.1%
    700   Snap-on, Inc..............     26,292
    900   The Black & Decker
          Corp......................     78,264
    800   The Stanley Works.........     38,432
                                     ----------
                                        142,988
                                     ----------
          Healthcare--Products--3.4%
    650   Bausch & Lomb, Inc........     44,135
  7,150   Baxter International, Inc.    269,198

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  2,900   Becton, Dickinson & Co..... $  174,232
  2,862   Biomet, Inc................    104,663
  6,700   Boston Scientific Corp.*...    164,083
  1,200   C. R. Bard, Inc............     79,104
  3,850   Guidant Corp...............    249,288
 33,992   Johnson & Johnson..........  2,042,918
 13,850   Medtronic, Inc.............    797,345
  1,600   Patterson Cos., Inc.*......     53,440
  4,200   St. Jude Medical, Inc.*....    210,840
  3,300   Stryker Corp...............    146,619
  2,840   Zimmer Holdings, Inc.*.....    191,530
                                      ----------
                                       4,527,395
                                      ----------
          Healthcare--Services--2.0%
  3,300   Aetna, Inc.................    311,223
  1,900   Coventry Health Care,
          Inc.*......................    108,224
  4,850   HCA, Inc...................    244,925
  2,800   Health Management
          Associates, Inc., Class A..     61,488
  1,900   Humana, Inc.*..............    103,227
  1,500   Laboratory Corp. of America
          Holdings*..................     80,775
    850   Manor Care, Inc............     33,805
  1,900   Quest Diagnostics, Inc.....     97,812
  5,350   Tenet Healthcare Corp.*....     40,981
 15,600   UnitedHealth Group, Inc....    969,384
  7,600   WellPoint, Inc.*...........    606,404
                                      ----------
                                       2,658,248
                                      ----------
          Home Builders--0.4%
  1,500   Centex Corp................    107,235
  3,100   D.R. Horton, Inc...........    110,763
    900   KB Home....................     65,394
  1,600   Lennar Corp................     97,632

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  2,400   Pulte Homes, Inc.......... $   94,464
                                     ----------
                                        475,488
                                     ----------
          Home Furnishings--0.1%
    850   Maytag Corp...............     15,997
    800   Whirlpool Corp............     67,008
                                     ----------
                                         83,005
                                     ----------
          Household Products/Wares--0.5%
  1,300   Avery Dennison Corp.......     71,851
  1,700   Fortune Brands, Inc.......    132,634
  5,300   Kimberly-Clark Corp.......    316,145
  1,750   The Clorox Co.............     99,558
                                     ----------
                                        620,188
                                     ----------
          Housewares--0.0%
  3,100   Newell Rubbermaid, Inc....     73,718
                                     ----------
          Insurance--5.1%
  3,650   ACE Ltd. (Bermuda)........    195,056
  5,700   AFLAC, Inc................    264,594
  1,250   Ambac Financial Group,
          Inc.......................     96,325
 29,650   American International
          Group, Inc................  2,023,019
  3,650   Aon Corp..................    131,218
  1,450   CIGNA Corp................    161,965
  1,983   Cincinnati Financial Corp.     88,600
  4,300   Genworth Financial, Inc...    148,694
  1,525   Jefferson-Pilot Corp......     86,818
  1,950   Lincoln National Corp.....    103,409
  1,550   Loews Corp................    147,018
  6,250   Marsh & McLennan Cos.,
          Inc.......................    198,500
  1,575   MBIA, Inc.................     94,752
  8,650   MetLife, Inc..............    423,849

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  1,050   MGIC Investment Corp........ $   69,111
  3,200   Principal Financial Group,
          Inc.........................    151,776
  5,750   Prudential Financial, Inc...    420,842
  1,400   SAFECO Corp.................     79,100
  7,450   The Allstate Corp...........    402,821
  2,350   The Chubb Corp..............    229,478
  3,450   The Hartford Financial
          Services Group, Inc.........    296,321
  2,300   The Progressive Corp........    268,594
  7,920   The St. Paul Travelers Cos.,
          Inc.........................    353,786
  1,200   Torchmark Corp..............     66,720
  3,350   UnumProvident Corp..........     76,213
  2,000   XL Capital Ltd.,
          Class A (Bermuda)...........    134,760
                                       ----------
                                        6,713,339
                                       ----------
          Internet--1.1%
  3,500   Amazon.Com, Inc.*...........    165,025
 13,100   eBay, Inc.*.................    566,575
 12,313   Symantec Corp.*.............    215,478
 14,450   Yahoo!, Inc.*...............    566,151
                                       ----------
                                        1,513,229
                                       ----------
          Iron/Steel--0.2%
  1,000   Allegheny Technologies,
          Inc.........................     36,080
  1,800   Nucor Corp..................    120,096
  1,285   United States Steel Corp....     61,770
                                       ----------
                                          217,946
                                       ----------
          Leisure Time--0.4%
  1,100   Brunswick Corp..............     44,726
  5,000   Carnival Corp...............    267,350

Number of
 Shares                                  Value
---------                               --------
          Common Stocks (Continued)
  3,150   Harley-Davidson, Inc......... $162,194
  1,430   Sabre Holdings Corp..........   34,477
                                        --------
                                         508,747
                                        --------
          Lodging--0.4%
  2,100   Harrah's Entertainment,
          Inc..........................  149,709
  3,700   Hilton Hotels Corp...........   89,207
  1,900   Marriott International, Inc.,
          Class A......................  127,243
  2,500   Starwood Hotels & Resorts
          Worldwide, Inc...............  159,650
                                        --------
                                         525,809
                                        --------
          Machinery--Construction & Mining--0.3%
  7,800   Caterpillar, Inc.............  450,606
                                        --------
          Machinery--Diversified--0.3%
    600   Cummins, Inc.................   53,838
  2,750   Deere & Co...................  187,303
  2,050   Rockwell Automation,
          Inc..........................  121,278
                                        --------
                                         362,419
                                        --------
          Media--3.1%
  6,200   Clear Channel
          Communications, Inc..........  194,990
 24,732   Comcast Corp., Class A*......  642,043
    700   Dow Jones & Co., Inc.........   24,843
  1,000   E.W. Scripps Co..............   48,020
  2,800   Gannett Co., Inc.............  169,596
    800   Knight-Ridder, Inc...........   50,640
    450   Meredith Corp................   23,553
  4,300   The McGraw-Hill Cos.,
          Inc..........................  222,009

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
   1,600  The New York Times Co.,
          Class A.................. $   42,320
  27,700  The News Corp., Ltd.,
          Class A..................    430,735
  21,900  The Walt Disney Co.......    524,943
  53,175  Time Warner, Inc.........    927,371
   2,975  Tribune Co...............     90,024
   2,500  Univision Communications,
          Inc.*....................     73,475
  17,620  Viacom Inc., Class B*....    574,412
                                    ----------
                                     4,038,974
                                    ----------
          Mining--0.6%
   9,906  Alcoa, Inc...............    292,920
   2,100  Freeport-McMoRan Copper
          & Gold, Inc., Class B....    112,980
   5,100  Newmont Mining Corp......    272,340
   1,200  Phelps Dodge Corp........    172,644
                                    ----------
                                       850,884
                                    ----------
          Miscellaneous Manufacturing--5.4%
   8,700  3M Co....................    674,249
   1,100  Cooper Industries, Ltd...     80,300
   2,700  Danaher Corp.............    150,606
   2,300  Dover Corp...............     93,127
   3,200  Eastman Kodak Co.........     74,880
   1,750  Eaton Corp...............    117,408
 120,650  General Electric Co......  4,228,782
   9,600  Honeywell International,
          Inc......................    357,600
   2,400  Illinois Tool Works, Inc.    211,176
   3,800  Ingersoll-Rand Co., Ltd.,
          Class A (Bermuda)........    153,406
   1,100  ITT Industries, Inc......    113,102
   2,050  Leggett & Platt, Inc.....     47,068

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  1,400   Pall Corp................. $   37,604
  1,350   Parker-Hannifin Corp......     89,046
  1,500   Textron, Inc..............    115,470
 23,010   Tyco International Ltd.
          (Bermuda).................    664,069
                                     ----------
                                      7,207,893
                                     ----------
          Office/Business Equipment--0.2%
  2,650   Pitney Bowes, Inc.........    111,963
 10,950   Xerox Corp.*..............    160,417
                                     ----------
                                        272,380
                                     ----------
          Oil & Gas--7.5%
    900   Amerada Hess Corp.........    114,138
  2,713   Anadarko Petroleum
          Corp......................    257,057
  3,738   Apache Corp...............    256,128
  4,300   Burlington Resources, Inc.    370,660
 25,693   Chevron Corp..............  1,458,591
 15,812   ConocoPhillips............    919,942
  5,100   Devon Energy Corp.........    318,954
  2,800   EOG Resources, Inc........    205,436
 71,050   Exxon Mobil Corp..........  3,990,878
  1,326   Kerr-McGee Corp...........    120,480
  4,210   Marathon Oil Corp.........    256,684
  1,900   Murphy Oil Corp...........    102,581
  1,800   Nabors Industries Ltd.
          (Barbados)*...............    136,350
  1,550   Noble Corp................    109,337
  4,600   Occidental Petroleum
          Corp......................    367,448
  1,200   Rowan Cos., Inc...........     42,768
  1,600   Sunoco, Inc...............    125,408
  3,800   Transocean, Inc.*.........    264,822
  7,100   Valero Energy Corp........    366,360

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  4,166   XTO Energy, Inc........... $  183,054
                                     ----------
                                      9,967,076
                                     ----------
          Oil & Gas Services--1.3%
  3,950   Baker Hughes, Inc.........    240,081
  3,700   BJ Services Co............    135,679
  5,850   Halliburton Co............    362,466
  2,000   National Oilwell Varco,
          Inc.*.....................    125,400
  6,750   Schlumberger Ltd..........    655,763
  4,000   Weatherford International
          Ltd.*.....................    144,800
                                     ----------
                                      1,664,189
                                     ----------
          Packaging & Containers--0.1%
  1,200   Ball Corp.................     47,664
  1,200   Bemis Co., Inc............     33,444
  1,550   Pactiv Corp.*.............     34,100
    950   Sealed Air Corp.*.........     53,362
                                     ----------
                                        168,570
                                     ----------
          Pharmaceuticals--5.7%
 17,700   Abbott Laboratories.......    697,911
  1,510   Allergan, Inc.............    163,020
  2,400   AmerisourceBergen Corp....     99,360
 22,300   Bristol-Myers Squibb Co...    512,454
  4,925   Cardinal Health, Inc......    338,594
  5,100   Caremark Rx, Inc.*........    264,129
 12,950   Eli Lilly & Co............    732,840
  1,700   Express Scripts, Inc.*....    142,460
  3,850   Forest Laboratories, Inc.*    156,618
  5,200   Gilead Sciences, Inc.*....    273,676
  1,840   Hospira, Inc.*............     78,715
  2,666   King Pharmaceuticals,
          Inc.*.....................     45,109

Number of
 Shares                              Value
---------                          ----------
          Common Stocks (Continued)
  3,547   Medco Health Solutions,
          Inc.*................... $  197,923
 24,900   Merck & Co., Inc........    792,068
  2,450   Mylan Laboratories, Inc.     48,902
 84,135   Pfizer, Inc.............  1,962,027
 16,850   Schering-Plough Corp....    351,323
  1,150   Watson Pharmaceuticals,
          Inc.*...................     37,387
 15,350   Wyeth...................    707,174
                                   ----------
                                    7,601,690
                                   ----------
          Pipelines--0.3%
  7,480   El Paso Corp............     90,957
  1,200   Kinder Morgan, Inc......    110,340
  6,500   The Williams Cos., Inc..    150,605
                                   ----------
                                      351,902
                                   ----------
          REITS--0.7%
  1,100   Apartment Investment &
          Management Co., Class A.     41,657
  2,400   Archstone-Smith Trust...    100,536
  4,600   Equity Office Properties
          Trust...................    139,518
  3,250   Equity Residential......    127,140
  2,800   ProLogis................    130,816
  1,000   Public Storage, Inc.....     67,720
  2,185   Simon Property Group,
          Inc.....................    167,437
  1,400   Vornado Realty Trust....    116,858
                                   ----------
                                      891,682
                                   ----------
          Retail--5.8%
  2,000   AutoNation, Inc.*.......     43,460
    700   AutoZone, Inc.*.........     64,225
  3,400   Bed Bath & Beyond, Inc.*    122,910

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  4,675   Best Buy Co., Inc........... $  203,269
  1,300   Big Lots, Inc.*.............     15,613
  1,700   Circuit City Stores, Inc....     38,403
  5,400   Costco Wholesale Corp.......    267,138
  9,300   CVS Corp....................    245,706
  1,500   Darden Restaurants, Inc.....     58,320
    700   Dillard's, Inc..............     17,374
  3,612   Dollar General Corp.........     68,881
  1,700   Family Dollar Stores, Inc...     42,143
  3,164   Federated Department Stores,
          Inc.........................    209,868
  6,550   GAP, Inc....................    115,542
  2,700   J. C. Penney Co., Inc.......    150,120
  3,900   Kohl's Corp.*...............    189,540
  3,950   Limited Brands..............     88,283
  8,900   Lowe's Cos., Inc............    593,274
 14,350   McDonald's Corp.............    483,882
  2,500   Nordstrom, Inc..............     93,500
  3,500   Office Depot, Inc.*.........    109,900
    750   OfficeMax, Inc..............     19,020
  1,450   RadioShack Corp.............     30,494
  1,197   Sears Holdings Corp.*.......    138,289
  8,275   Staples, Inc................    187,925
  8,800   Starbucks Corp.*............    264,088
 10,000   Target Corp.................    549,700
 24,250   The Home Depot, Inc.........    981,640
  1,600   Tiffany & Co................     61,264
  5,200   TJX Cos., Inc...............    120,796
 28,550   Wal-Mart Stores, Inc........  1,336,139
 11,600   Walgreen Co.................    513,416
  1,300   Wendy's International,
          Inc.........................     71,838
  3,250   Yum! Brands, Inc.*..........    152,360
                                       ----------
                                        7,648,320
                                       ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Savings & Loans--0.6%
  2,900   Golden West Financial
          Corp...................... $  191,400
  4,000   Sovereign Bancorp, Inc....     86,480
 11,242   Washington Mutual, Inc....    489,027
                                     ----------
                                        766,907
                                     ----------
          Semiconductors--3.2%
  4,550   Advanced Micro Devices,
          Inc.*.....................    139,230
  4,100   Altera Corp.*.............     75,973
  4,200   Analog Devices, Inc.......    150,654
 18,500   Applied Materials, Inc....    331,890
  3,400   Applied Micro Circuits
          Corp.*....................      8,738
  3,350   Broadcom Corp.,
          Class A*..................    157,953
  4,672   Freescale Semiconductor,
          Inc.*.....................    117,594
 68,800   Intel Corp................  1,717,247
  2,300   KLA-Tencor Corp...........    113,459
  3,450   Linear Technology Corp....    124,442
  4,400   LSI Logic Corp.*..........     35,200
  3,700   Maxim Integrated Products,
          Inc.......................    134,088
  7,000   Micron Technology, Inc.*..     93,170
  3,900   National Semiconductor
          Corp......................    101,322
  1,450   Novellus Systems, Inc.*...     34,974
  1,900   NVIDIA Corp.*.............     69,464
  2,000   PMC-Sierra, Inc.*.........     15,420
    900   QLogic Corp.*.............     29,259
  2,150   Teradyne, Inc.*...........     31,326
 18,450   Texas Instruments, Inc....    591,691
  3,900   Xilinx, Inc...............     98,319
                                     ----------
                                      4,171,413
                                     ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Software--3.9%
   6,900  Adobe Systems, Inc........ $  255,024
   2,600  Autodesk, Inc.............    111,670
   6,550  Automatic Data Processing,
          Inc.......................    300,580
   2,450  BMC Software, Inc.*.......     50,201
   2,000  Citrix Systems, Inc.*.....     57,560
   5,200  Computer Associates
          International, Inc........    146,588
   4,350  Compuware Corp.*..........     39,020
   3,400  Electronic Arts, Inc.*....    177,854
   8,696  First Data Corp...........    374,015
   2,100  Fiserv, Inc.*.............     90,867
   2,600  IMS Health, Inc...........     64,792
   2,050  Intuit, Inc.*.............    109,265
   1,000  Mercury Interactive
          Corp.*....................     27,790
 104,500  Microsoft Corp............  2,732,674
   4,350  Novell, Inc.*.............     38,411
  42,900  Oracle Corp. *............    523,808
   3,100  Parametric Technology
          Corp.*....................     18,910
   6,000  Siebel Systems, Inc.......     63,480
                                     ----------
                                      5,182,509
                                     ----------
          Telecommunications--5.5%
   1,264  ADC Telecommunications,
          Inc.*.....................     28,238
   4,350  Alltel Corp...............    274,485
   1,850  Andrew Corp.*.............     19,851
  44,573  AT&T, Inc.................  1,091,592
   4,687  Avaya, Inc.*..............     50,010
  20,850  BellSouth Corp............    565,035
   1,450  CenturyTel, Inc...........     48,082

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  6,600   Ciena Corp.*................ $   19,602
 70,100   Cisco Systems, Inc.*........  1,200,111
  3,750   Citizens Communications
          Co..........................     45,863
  2,250   Comverse Technology,
          Inc.*.......................     59,828
 17,400   Corning, Inc.*..............    342,084
 18,850   JDS Uniphase Corp.*.........     44,486
 50,700   Lucent Technologies,
          Inc.*.......................    134,862
 28,400   Motorola, Inc...............    641,556
 18,800   QUALCOMM, Inc...............    809,904
 17,559   Qwest Communications
          International, Inc.*........     99,208
  1,750   Scientific-Atlanta, Inc.....     75,373
 33,731   Sprint Nextel Corp..........    787,956
  5,100   Tellabs, Inc.*..............     55,590
 31,516   Verizon Communications,
          Inc.........................    949,261
                                       ----------
                                        7,342,977
                                       ----------
          Textiles--0.0%
  1,600   Cintas Corp.................     65,888
                                       ----------
          Toys/Games/Hobbies--0.1%
  2,000   Hasbro, Inc.................     40,360
  4,550   Mattel, Inc.................     71,981
                                       ----------
                                          112,341
                                       ----------
          Transportation--1.7%
  4,250   Burlington Northern Santa Fe
          Corp........................    300,985
  2,450   CSX Corp....................    124,387
  3,500   FedEx Corp..................    361,865
  4,600   Norfolk Southern Corp.......    206,218
    750   Ryder System, Inc...........     30,765

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2005

Number of
 Shares                                        Value
----------                                  ------------
           Common Stocks (Continued)
     3,050 Union Pacific Corp.............. $    245,556
    12,600 United Parcel Service, Inc.,
           Class B.........................      946,889
                                            ------------
                                               2,216,665
                                            ------------
           Total Common Stocks
           (Cost $120,059,466).............  128,737,525
                                            ------------
Principal
 Amount
----------
           United States Government
           Agencies & Obligations--0.3%
           United States Treasury Bill--0.3%
$  350,000 3.58%, 3/09/06+
           (Cost $347,671).................      347,545
                                            ------------
 Number
of Shares
----------
           Money Market Fund--2.3%
 3,122,734 BNY Hamilton Money Fund
           (Institutional Shares), 4.21%(a)
           (Cost $3,122,734)...............    3,122,734
                                            ------------
           Total Investments
           (Cost $123,529,871)(b)--
           99.8%...........................  132,207,804
           Other assets less
           liabilities--0.2%...............      203,925
                                            ------------
           Net Assets--100.0%.............. $132,411,729
                                            ------------

* Non-income producing security.
+ Coupon rate represents discounted rate at time of purchase for United States
  Treasury Bills. This is the actual collateral for the S&P 500 Index future.
(a)Represents annualized 7 day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $124,275,325. At December 31, 2005, net unrealized appreciation was $7,932,479 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $ 12,600,537 and aggregate gross unrealized depreciation of $4,668,058.

At December 31, 20005, the S&P 500 Index Fund had entered into exchange traded financial future contracts as described below:

                                                Unrealized
                                              Depreciation at
                           Maturity            December 31,
                    Index    Date   Contracts      2005
                    -----  -------- --------- ---------------
                   S&P 500  March
                    Index    2006      62        $(51,161)

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statement of Assets and Liabilities

         December 31, 2005

          Assets:
            Non-affiliated investments at market value,
             (Cost $120,407,137)........................ $129,085,070
            Affiliated investments at market value,
             (Cost $3,122,734)..........................    3,122,734
            Receivables:
             Capital stock sold.........................      445,216
             Dividends..................................      170,865
             Investments sold...........................        9,026
             Interest...................................        7,236
            Other assets................................       10,658
                                                         ------------
             Total Assets...............................  132,850,805
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      185,873
             Investments purchased......................      163,812
             Services provided by The Bank of
              New York..................................       25,394
             Variation margin...........................       14,618
            Accrued expenses and other liabilities......       49,379
                                                         ------------
             Total Liabilities..........................      439,076
                                                         ------------
          NET ASSETS:................................... $132,411,729
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $     16,614
            Paid in capital.............................  123,900,988
            Undistributed net investment income.........        9,580
            Accumulated net realized loss on
             investments and futures....................     (142,226)
            Net unrealized appreciation on
             investments and futures....................    8,626,773
                                                         ------------
          Net Assets.................................... $132,411,729
                                                         ------------
          Institutional Shares:
            Net assets.................................. $131,541,226
                                                         ------------
            Shares outstanding..........................   16,504,537
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       7.97
                                                         ------------
          Investor Shares:
            Net assets.................................. $    870,503
                                                         ------------
            Shares outstanding..........................      109,054
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       7.98
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000
            Investor Shares authorized @ $.001 par
             value......................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

           Investment Income:
             Dividends................................. $  2,791,895
             Interest from affiliated fund.............       80,671
             Interest..................................       12,885
                                                        ------------
              Total Income.............................    2,885,451
                                                        ------------
           Expenses:
             Advisory..................................      382,468
             Administration............................      171,743
             Custodian.................................       59,707
             Transfer agent............................       33,425
             Registration and filings..................       28,578
             Directors.................................       25,023
             Audit.....................................       14,685
             Legal.....................................        8,431
             Reports to shareholders...................        4,680
             Insurance.................................        2,483
             12b-1 fee--Investor Shares................        2,386
             Cash management...........................        2,246
             Other.....................................       35,891
                                                        ------------
              Total Expenses...........................      771,746
             Fees waived by The Bank of New York
              (Note 3).................................     (234,739)
                                                        ------------
              Net Expenses.............................      537,007
                                                        ------------
              Net Investment Income....................    2,348,444
                                                        ------------
           Realized and Unrealized Gain (Loss)
            on Investments and Futures:
             Net realized gain on:
              Investments..............................   15,728,430
              Futures..................................      220,870
                                                        ------------
             Net realized gain on investments and
              futures..................................   15,949,300
                                                        ------------
             Decrease in unrealized appreciation/
              depreciation on:
              Investments..............................  (10,563,054)
              Futures..................................      (69,431)
                                                        ------------
             Net unrealized loss on investments and
              futures..................................  (10,632,485)
                                                        ------------
             Net realized and unrealized gain on
              investments and futures..................    5,316,815
                                                        ------------
             Net increase in net assets resulting from
              operations............................... $  7,665,259
                                                        ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statements of Changes in Net Assets


                                                                                            Year Ended December 31,
                                                                                          ---------------------------
                                                                                               2005          2004
                                                                                          -------------  ------------
Operations:
  Net investment income.................................................................. $   2,348,444  $  1,766,963
  Net realized gain on investments and futures...........................................    15,949,300     2,037,201
  Increase (decrease) in unrealized appreciation/depreciation on investments and futures.   (10,632,485)    7,337,262
                                                                                          -------------  ------------
   Net increase in net assets resulting from operations..................................     7,665,259    11,141,426
                                                                                          -------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares.............................    (2,308,700)   (1,737,258)
                          Investor Shares................................................       (11,034)      (15,976)
  Distributions from capital gains: Institutional Shares.................................    (8,189,935)           --
                     Investor Shares.....................................................       (54,708)           --
                                                                                          -------------  ------------
                                                                                            (10,564,377)   (1,753,234)
                                                                                          -------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.................................   199,087,069    85,537,047
                      Investor Shares....................................................       678,215       957,051
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares.....................................     9,507,609     1,376,997
                    Investor Shares......................................................        65,157        15,859
  Value of capital stock repurchased: Institutional Shares...............................  (193,307,305)  (69,340,239)
                       Investor Shares...................................................    (1,089,353)     (494,626)
                                                                                          -------------  ------------
  Net increase in net assets resulting from capital stock transactions...................    14,941,392    18,052,089
                                                                                          -------------  ------------
   Increase in Net Assets................................................................    12,042,274    27,440,281
Net Assets:
  Beginning of year......................................................................   120,369,455    92,929,174
                                                                                          -------------  ------------
  End of year (includes undistributed net investment income of $9,580 at
   December 31, 2005).................................................................... $ 132,411,729  $120,369,455
                                                                                          -------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares......................................................    24,288,814    11,045,265
         Investor Shares.................................................................        84,767       123,196
  Shares issued on reinvestment of dividends
   and distributions: Institutional Shares...............................................     1,177,283       174,241
              Investor Shares............................................................         8,059         1,995
  Shares repurchased: Institutional Shares...............................................   (23,391,513)   (8,944,562)
              Investor Shares............................................................      (136,953)      (63,091)
                                                                                          -------------  ------------
   Net increase..........................................................................     2,030,457     2,337,044
  Shares outstanding, beginning of year..................................................    14,583,134    12,246,090
                                                                                          -------------  ------------
  Shares outstanding, end of year........................................................    16,613,591    14,583,134
                                                                                          -------------  ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Financial Highlights


                                                                         Institutional Shares
                                                           ----------------------------------------------
                                                                       Year Ended December 31,
                                                           ----------------------------------------------
                                                             2005      2004      2003     2002      2001
                                                           --------  --------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year...................... $   8.25  $   7.59  $  6.00  $  7.83   $  9.07
                                                           --------  --------  -------  -------   -------
Gain (loss) from investment operations
Net investment income/(a)/................................     0.13      0.13     0.10     0.09      0.09
Net realized and unrealized gain (loss) on investments and
 futures..................................................     0.25      0.66     1.58    (1.84)    (1.21)
                                                           --------  --------  -------  -------   -------
  Total from investment operations........................     0.38      0.79     1.68    (1.75)    (1.12)
                                                           --------  --------  -------  -------   -------
Dividends and distributions
Dividends from net investment income......................    (0.12)    (0.13)   (0.09)   (0.08)    (0.09)
Distributions from capital gains..........................    (0.54)       --       --       --     (0.03)
                                                           --------  --------  -------  -------   -------
  Total dividends and distributions.......................    (0.66)    (0.13)   (0.09)   (0.08)    (0.12)
                                                           --------  --------  -------  -------   -------
Net asset value at end of year............................ $   7.97  $   8.25  $  7.59  $  6.00   $  7.83
                                                           --------  --------  -------  -------   -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.....     4.57%    10.46%   28.17%  (22.43)%  (12.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)................. $131,541  $119,104  $92,237  $57,266   $27,380
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York.......     0.35%     0.35%    0.35%    0.35%     0.35%
  Expenses, prior to waiver from The Bank of New York.....     0.50%     0.65%    0.82%    0.96%     1.59%
  Net investment income, net of waiver from The Bank of
   New York...............................................     1.54%     1.70%    1.44%    1.34%     1.09%
Portfolio turnover rate...................................       49%       17%      40%      32%       94%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                                        Investor Shares
                                                           --------------------------------------
                                                                 Year Ended         For the period
                                                                December 31,        July 25, 2002*
                                                           ----------------------       through
                                                            2005    2004    2003   December 31, 2002
                                                           ------  ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.................... $ 8.26  $ 7.60  $ 6.00       $ 5.76
                                                           ------  ------  ------       ------
Gain (loss) from investment operations
Net investment income/(a)/................................   0.10    0.12    0.08         0.04
Net realized and unrealized gain (loss) on investments and
  futures.................................................   0.26    0.65    1.59         0.24
                                                           ------  ------  ------       ------
 Total from investment operations.........................   0.36    0.77    1.67         0.28
                                                           ------  ------  ------       ------
Dividends and distributions
Dividends from net investment income......................  (0.10)  (0.11)  (0.07)       (0.04)
Distributions from capital gains..........................  (0.54)     --      --           --
                                                           ------  ------  ------       ------
 Total dividends and distributions........................  (0.64)  (0.11)  (0.07)       (0.04)
                                                           ------  ------  ------       ------
Net asset value at end of year............................ $ 7.98  $ 8.26  $ 7.60       $ 6.00
                                                           ------  ------  ------       ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/.....   4.29%  10.20%  27.90%        4.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)................. $  871  $1,265  $  692       $   30
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........   0.60%   0.60%   0.60%        0.60%**
 Expenses, prior to waiver from The Bank of
   New York...............................................   0.76%   0.89%   1.06%        1.14%**
 Net investment income, net of waiver from The Bank of
   New York...............................................   1.26%   1.49%   1.17%        1.34%**
Portfolio turnover rate...................................     49%     17%     40%          32%

* Commencement of offering of shares.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Schedule of Investments

         December 31, 2005

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks--95.3%
          Aerospace/Defense--2.0%
  79,900  MTC Technologies, Inc.*..... $ 2,187,662
                                       -----------
          Banks--7.1%
  60,100  East West Bancorp, Inc......   2,193,049
  73,300  Signature Bank*.............   2,057,531
 126,900  Umpqua Holdings Corp........   3,620,457
                                       -----------
                                         7,871,037
                                       -----------
          Biotechnology--2.3%
  59,700  Charles River Laboratories
          International, Inc.*........   2,529,489
                                       -----------
          Building Materials--3.5%
  69,000  Universal Forest Products,
          Inc.........................   3,812,250
                                       -----------
          Chemicals--2.6%
  79,700  Cabot Corp..................   2,853,260
                                       -----------
          Commercial Services--10.4%
  70,500  Deluxe Corp.................   2,124,870
  43,000  Landauer, Inc...............   1,981,870
 106,800  NCO Group, Inc.*............   1,807,056
  83,900  Ritchie Bros. Auctioneers,
          Inc. (Canada)...............   3,544,775
 181,700  Source Interlink Cos., Inc.*   2,020,504
                                       -----------
                                        11,479,075
                                       -----------
          Diversified Financial Services--3.5%
  73,300  National Financial Partners
          Corp........................   3,851,915
                                       -----------
          Electric--2.8%
 145,100  Cleco Corp..................   3,025,335
                                       -----------
          Environmental Control--3.2%
  59,500  Stericycle, Inc.*...........   3,503,360
                                       -----------

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
          Food--2.4%
  91,900  Performance Food Group
          Co.*......................... $2,607,203
                                        ----------
          Healthcare--Products--5.3%
  32,500  Cooper Cos., Inc.............  1,667,250
  71,850  Meridian Bioscience, Inc.....  1,447,059
  74,800  Respironics, Inc.*...........  2,772,836
                                        ----------
                                         5,887,145
                                        ----------
          Home Builders--5.3%
  54,700  Standard Pacific Corp........  2,012,960
  95,600  Thor Industries, Inc.........  3,830,692
                                        ----------
                                         5,843,652
                                        ----------
          Household Products/Wares--2.8%
 139,500  Tupperware Corp..............  3,124,800
                                        ----------
          Housewares--3.0%
  75,900  The Toro Co..................  3,322,143
                                        ----------
          Internet--2.7%
 149,400  Akamai Technologies,
          Inc.*........................  2,977,542
                                        ----------
          Leisure Time--3.4%
  99,100  Life Time Fitness, Inc.*.....  3,774,719
                                        ----------
          Machinery--Diversified--5.5%
 113,100  Cognex Corp..................  3,403,179
  30,600  Middleby Corp.*..............  2,646,900
                                        ----------
                                         6,050,079
                                        ----------
          Media--1.5%
  59,100  Scholastic Corp.*............  1,684,941
                                        ----------
          Miscellaneous Manufacturing--2.3%
  70,400  Matthews International Corp.,
          Class A......................  2,563,264
                                        ----------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         December 31, 2005

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks (Continued)
          Oil & Gas--3.0%
  89,400  St. Mary Land & Exploration
          Co......................... $  3,290,814
                                      ------------
          Oil & Gas Services--5.8%
  96,700  Cal Dive International,
          Inc.*......................    3,470,563
  69,800  Universal Compression
          Holdings, Inc.*............    2,870,176
                                      ------------
                                         6,340,739
                                      ------------
          Retail--7.8%
  85,700  A.C. Moore Arts & Crafts,
          Inc.*......................    1,246,935
  89,550  Hibbett Sporting Goods,
          Inc.*......................    2,550,384
  74,500  O'Reilly Automotive,
          Inc.*......................    2,384,745
  44,700  Tractor Supply Co.*........    2,366,418
                                      ------------
                                         8,548,482
                                      ------------
          Semiconductors--2.2%
 258,000  Entegris, Inc.*............    2,430,360
                                      ------------
          Software--2.2%
  58,800  Computer Programs &
          Systems, Inc...............    2,436,084
                                      ------------
          Telecommunications--2.7%
 222,700  Newport Corp.*.............    3,015,358
                                      ------------
          Total Common Stocks
          (Cost $98,382,278).........  105,010,708
                                      ------------

Number of
 Shares                                        Value
---------                                  ------------
          Mutual Funds--2.6%
          Energy--2.6%
   90,100 Tortoise Energy Capital
          Corp............................ $  2,003,824
   31,268 Tortoise Energy Infrastructure
          Corp............................      845,174
                                           ------------
          Total Mutual Funds
          (Cost $3,113,654)...............    2,848,998
                                           ------------
          Money Market Fund--4.5%
4,960,356 BNY Hamilton Money Fund
          (Institutional Shares), 4.21%(a)
          (Cost $4,960,356)...............    4,960,356
                                           ------------
          Total Investments
          (Cost $106,456,288)(b)--
          102.4%..........................  112,820,062
          Liabilities in excess of other
          assets--(2.4%)..................   (2,661,771)
                                           ------------
          Net Assets--100.0%.............. $110,158,291
                                           ------------

* Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $106,456,288. At December 31, 2005, net unrealized appreciation was $6,363,774 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $9,875,605 and aggregate gross unrealized depreciation of $3,511,831.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Statement of Assets and Liabilities

         December 31, 2005

        Assets:
          Non-affiliated investments at market value,
           (Cost $101,495,932)........................... $107,859,706
          Affiliated investments at market value,
           (Cost $4,960,356).............................    4,960,356
          Receivables:
           Capital stock sold............................      756,500
           Dividends.....................................       82,430
           Interest......................................       11,029
          Other assets...................................       15,576
                                                          ------------
           Total Assets..................................  113,685,597
                                                          ------------
        Liabilities:
          Due to custodian...............................       11,000
          Payables:
           Investments purchased.........................    3,082,306
           Capital stock repurchased.....................      309,000
           Services provided by The Bank of
            New York.....................................       69,904
          Accrued expenses and other liabilities.........       55,096
                                                          ------------
           Total Liabilities.............................    3,527,306
                                                          ------------
        Net Assets:...................................... $110,158,291
                                                          ------------
        Sources of Net Assets:
          Capital stock @ par............................ $      9,880
          Paid in capital................................  104,293,370
          Accumulated net realized loss on
           investments...................................     (508,733)
          Net unrealized appreciation on
           investments...................................    6,363,774
                                                          ------------
        Net Assets....................................... $110,158,291
                                                          ------------
        Class A Shares:
          Net assets..................................... $  1,399,877
                                                          ------------
          Shares outstanding.............................      125,803
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      11.13
          Maximum sales charge--5.25% of public
           offering price................................         0.62
                                                          ------------
          Maximum offering price......................... $      11.75
                                                          ------------
        Institutional Shares:
          Net assets..................................... $108,758,414
                                                          ------------
          Shares outstanding.............................    9,754,181
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      11.15
                                                          ------------
        Class A Shares authorized @ $.001 par value......  200,000,000
        Institutional Shares authorized @ $.001 par
         value...........................................  200,000,000

* Commencement of investment operations.

                            Statement of Operations

            For the period March 2, 2005* through December 31, 2005

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $4,174)................................. $  465,804
             Interest from affiliated fund...............     73,872
             Interest....................................      1,810
                                                          ----------
              Total Income...............................    541,486
                                                          ----------
           Expenses:
             Advisory....................................    365,572
             Administration..............................     50,559
             Transfer agent..............................     50,006
             Registration and filings....................     34,888
             Custodian...................................     30,864
             Directors...................................     26,157
             Audit.......................................     14,000
             Legal.......................................      3,575
             Reports to shareholders.....................      3,548
             12b-1 fee--Class A Shares...................      1,683
             Cash management.............................        588
             Insurance...................................        499
             Other.......................................      9,822
                                                          ----------
              Total Expenses.............................    591,761
             Fees waived by The Bank of New York
              (Note 3)...................................   (102,560)
                                                          ----------
              Net Expenses...............................    489,201
                                                          ----------
              Net Investment Income......................     52,285
                                                          ----------
           Realized and Unrealized Gain (Loss) on
            Investments:
             Net realized loss on investments............   (508,733)
             Increase in unrealized appreciation/
              depreciation on investments................  6,363,774
                                                          ----------
             Net realized and unrealized gain on
              investments................................  5,855,041
                                                          ----------
             Net increase in net assets resulting from
              operations................................. $5,907,326
                                                          ----------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Statement of Changes in Net Assets


                                                                                   For the period
                                                                                   March 2, 2005*
                                                                                       through
                                                                                  December 31, 2005
                                                                                  -----------------
Operations:
  Net investment income..........................................................   $     52,285
  Net realized loss on investments...............................................       (508,733)
  Increase in unrealized appreciation/depreciation on investments................      6,363,774
                                                                                    ------------
   Net increase in net assets resulting from operations..........................      5,907,326
                                                                                    ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.....................        (47,030)
                                                                                    ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...............................      1,938,217
                     Institutional Shares........................................    156,172,935
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.          2,382
  Value of capital stock repurchased: Class A Shares.............................       (594,896)
                       Institutional Shares......................................    (53,220,643)
                                                                                    ------------
   Net increase in net assets resulting from capital stock transactions..........    104,297,995
                                                                                    ------------
     Increase in Net Assets......................................................    110,158,291
Net Assets:
  Beginning of period............................................................             --
                                                                                    ------------
  End of year....................................................................   $110,158,291
                                                                                    ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares....................................................        181,858
         Institutional Shares....................................................     14,796,439
  Shares issued on reinvestment of dividends: Institutional Shares...............            211
  Shares repurchased: Class A Shares.............................................        (56,055)
             Institutional Shares................................................     (5,042,469)
                                                                                    ------------
   Net increase..................................................................      9,879,984
  Shares outstanding, beginning of period........................................             --
                                                                                    ------------
  Shares outstanding, end of year................................................      9,879,984
                                                                                    ------------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Financial Highlights

                                                                   Class A Shares
                                                              -------------------------
                                                                   For the period
                                                                   March 2, 2005*
                                                              through December 31, 2005
                                                              -------------------------
PER SHARE DATA:
Net asset value at beginning of period.......................          $10.00
                                                                       ------
Gain (loss) from investment operations
Net investment loss/(a)/.....................................           (0.01)
Net realized and unrealized gain on investments..............            1.14
                                                                       ------
 Total from investment operations............................            1.13
                                                                       ------
Net asset value at end of year...............................          $11.13
                                                                       ------
TOTAL RETURN:
Total investment return based on net asset value/(b)/........           11.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)....................          $1,400
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York...........            1.25%**
 Expenses, prior to waiver from The Bank of New York.........            1.47%**
 Net investment loss, net of waiver from The Bank of New York           (0.14)%**
Portfolio turnover rate......................................              12%

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                                                  Institutional Shares
                                                                -------------------------
                                                                     For the period
                                                                     March 2, 2005*
                                                                through December 31, 2005
                                                                -------------------------
PER SHARE DATA:
Net asset value at beginning of period.........................         $  10.00
                                                                        --------
Gain from investment operations
Net investment income/(a)/.....................................             0.01
Net realized and unrealized gain on investments................             1.15
                                                                        --------
 Total from investment operations..............................             1.16
                                                                        --------
Dividends
Dividends from net investment income...........................            (0.01)
                                                                        --------
Net asset value at end of year.................................         $  11.15
                                                                        --------
TOTAL RETURN:
Total investment return based on net asset value/(b)/..........            11.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................         $108,758
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............             1.00%**
 Expenses, prior to waiver from The Bank of New York...........             1.21%**
 Net investment income, net of waiver from The Bank of New York             0.11%**
Portfolio turnover rate........................................               12%

* Commencement of investment operations.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         December 31, 2005

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks--98.5%
          Aerospace/Defense--0.6%
 169,260  BE Aerospace, Inc.*....... $ 3,723,720
                                     -----------
          Apparel--2.3%
 111,450  Oxford Industries, Inc....   6,096,315
 377,100  Wolverine World Wide,
          Inc.......................   8,469,666
                                     -----------
                                      14,565,981
                                     -----------
          Banks--3.5%
 125,670  Boston Private Financial
          Holdings, Inc.............   3,822,881
  56,090  Community Banks, Inc......   1,570,520
  24,050  The South Financial Group,
          Inc.......................     662,337
 739,340  UCBH Holdings, Inc........  13,219,399
  24,050  Westamerica Bancorp.......   1,276,334
  35,230  Wilmington Trust Corp.....   1,370,799
                                     -----------
                                      21,922,270
                                     -----------
          Biotechnology--4.6%
 287,930  Charles River Laboratories
          International, Inc.*......  12,199,594
 309,570  Martek Biosciences
          Corp.*....................   7,618,518
 210,550  Nektar Therapeutics*......   3,465,653
 744,265  Tercica, Inc.*............   5,336,380
                                     -----------
                                      28,620,145
                                     -----------
          Chemicals--0.7%
 135,540  Airgas, Inc...............   4,459,266
                                     -----------
          Commercial Services--5.2%
  30,450  Corrections Corp. of
          America*..................   1,369,337
 269,680  CoStar Group, Inc.*.......  11,642,085

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
 125,000  CRA International, Inc.*... $ 5,961,250
  86,620  Educate, Inc.*.............   1,022,116
 229,670  Education Management
          Corp.*.....................   7,696,241
 149,710  Forrester Research, Inc.*..   2,807,063
  77,650  LECG Corp.*................   1,349,557
 210,550  The Princeton Review,
          Inc.*......................   1,084,333
                                      -----------
                                       32,931,982
                                      -----------
          Computers--2.5%
 183,740  Kronos, Inc.*..............   7,691,356
  75,480  M-Systems Flash Disk
          Pioneers Ltd. (Israel)*....   2,499,898
 159,590  Manhattan Associates,
          Inc.*......................   3,268,403
  62,500  Palm, Inc.*................   1,987,500
                                      -----------
                                       15,447,157
                                      -----------
          Distribution/Wholesale--1.1%
 177,660  SCP Pool Corp..............   6,612,505
                                      -----------
          Diversified Financial Services--1.8%
 194,860  National Financial Partners
          Corp.......................  10,239,893
  33,100  Piper Jaffray Cos., Inc.*..   1,337,240
                                      -----------
                                       11,577,133
                                      -----------
          Electronics--4.9%
 231,940  Cogent, Inc.*..............   5,260,399
 186,050  Coherent, Inc.*............   5,521,964
 147,600  Daktronics, Inc............   4,364,532
 299,640  Plexus Corp.*..............   6,813,814
 240,840  Trimble Navigation Ltd.*...   8,547,411
                                      -----------
                                       30,508,120
                                      -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2005

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Energy--Alternate Sources--0.9%
 322,110  KFx, Inc.*.................. $ 5,511,302
                                       -----------
          Engineering & Construction--1.2%
  66,280  Dycom Industries, Inc.*.....   1,458,160
 211,350  The Shaw Group, Inc.*.......   6,148,172
                                       -----------
                                         7,606,332
                                       -----------
          Environmental Control--0.5%
  97,100  Waste Connections, Inc.*....   3,346,066
                                       -----------
          Food--2.4%
 326,910  Performance Food Group
          Co.*........................   9,274,437
 224,150  United Natural Foods,
          Inc.*.......................   5,917,560
                                       -----------
                                        15,191,997
                                       -----------
          Healthcare--Products--11.2%
 289,050  American Medical Systems
          Holdings, Inc.*.............   5,153,762
 264,340  Digirad Corp.*..............   1,062,647
  61,300  IDEXX Laboratories,
          Inc.*.......................   4,412,374
 198,800  Immucor, Inc.*..............   4,643,968
 630,800  Merit Medical Systems,
          Inc.*.......................   7,657,912
 282,990  NuVasive, Inc.*.............   5,122,119
 301,395  PSS World Medical, Inc.*....   4,472,702
 298,920  Respironics, Inc.*..........  11,080,964
 109,950  Shamir Optical Industry Ltd.
          (Israel)*...................   1,247,933
 310,800  Sybron Dental Specialties,
          Inc.*.......................  12,372,947

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
  210,690 Symmetry Medical, Inc.*... $ 4,085,279
  456,190 Wright Medical Group,
          Inc.*.....................   9,306,276
                                     -----------
                                      70,618,883
                                     -----------
          Healthcare--Services--4.4%
  216,340 American Healthways,
          Inc.*.....................   9,789,384
  234,850 Centene Corp.*............   6,174,207
  242,250 United Surgical Partners
          International, Inc.*......   7,788,338
  300,920 VistaCare, Inc.*..........   3,761,500
                                     -----------
                                      27,513,429
                                     -----------
          Household Products/Wares--4.2%
  164,050 Central Garden & Pet
          Co.*......................   7,536,457
  295,000 Fossil, Inc.*.............   6,345,450
1,027,050 Prestige Brands Holdings,
          Inc.*.....................  12,838,125
                                     -----------
                                      26,720,032
                                     -----------
          Insurance--1.6%
  210,040 ProAssurance Corp.*.......  10,216,346
                                     -----------
          Internet--6.1%
  126,450 Blue Coat Systems, Inc.*..   5,781,294
  112,440 F5 Networks, Inc.*........   6,430,444
  180,320 j2 Global Communications,
          Inc.*.....................   7,706,876
  527,900 RSA Security, Inc.*.......   5,928,317
1,060,370 Sapient Corp.*............   6,033,505
  879,400 TIBCO Software, Inc.*.....   6,569,118
                                     -----------
                                      38,449,554
                                     -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2005

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Lodging--1.1%
 155,300  Gaylord Entertainment
          Co.*...................... $ 6,769,527
                                     -----------
          Machinery--Diversified--0.3%
  53,800  Unova, Inc.*..............   1,818,440
                                     -----------
          Media--1.2%
 256,110  Scholastic Corp.*.........   7,301,696
                                     -----------
          Miscellaneous Manufacturing--0.9%
  48,370  Acuity Brands, Inc........   1,538,166
 112,500  Flanders Corp.*...........   1,368,000
 145,350  Hexcel Corp.*.............   2,623,568
                                     -----------
                                       5,529,734
                                     -----------
          Oil & Gas--2.2%
  60,320  Atwood Oceanics, Inc.*....   4,706,770
 676,850  Grey Wolf, Inc.*..........   5,232,051
 102,390  Todco, Class A............   3,896,963
                                     -----------
                                      13,835,784
                                     -----------
          Oil & Gas Services--3.6%
 162,670  Core Laboratories NV
          (Netherlands)*............   6,077,351
  29,450  Hercules Offshore, Inc.*..     836,675
 149,710  Oceaneering International,
          Inc.*.....................   7,452,564
 405,600  Superior Energy Services,
          Inc.*.....................   8,537,880
                                     -----------
                                      22,904,470
                                     -----------
          Pharmaceuticals--6.2%
 121,560  Amylin Pharmaceuticals,
          Inc.*.....................   4,852,675
 376,350  Connetics Corp.*..........   5,438,258

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
 121,310  Cubist Pharmaceuticals,
          Inc.*...................... $ 2,577,838
 878,100  Discovery Laboratories,
          Inc.*......................   5,865,707
  76,490  Neurocrine Biosciences,
          Inc.*......................   4,798,218
 546,130  VCA Antech, Inc.*..........  15,400,865
                                      -----------
                                       38,933,561
                                      -----------
          Retail--10.0%
 764,780  A.C. Moore Arts & Crafts,
          Inc.*......................  11,127,549
 263,050  AnnTaylor Stores Corp.*....   9,080,486
 416,680  Dick's Sporting Goods,
          Inc.*......................  13,850,442
 763,860  Hot Topic, Inc.*...........  10,885,005
  62,850  MarineMax, Inc.*...........   1,984,175
 564,200  PETCO Animal Supplies,
          Inc.*......................  12,384,190
  75,200  PF Chang's China Bistro,
          Inc.*......................   3,732,176
                                      -----------
                                       63,044,023
                                      -----------
          Savings & Loans--1.4%
 151,480  Commercial Capital Bancorp,
          Inc........................   2,593,338
  79,330  Dime Community
          Bancshares.................   1,159,011
 171,640  Flushing Financial Corp....   2,672,435
  74,075  PFF Bancorp, Inc...........   2,260,769
                                      -----------
                                        8,685,553
                                      -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2005

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Semiconductors--6.0%
 102,350  Cabot Microelectronics
          Corp.*...................... $  3,001,926
 405,100  Entegris, Inc.*.............    3,816,042
 150,860  FormFactor, Inc.*...........    3,685,510
 517,530  O2Micro International Ltd.
          ADR (Cayman Islands)*.......    5,268,455
 330,140  Semtech Corp.*..............    6,028,356
 315,540  Tessera Technologies,
          Inc.*.......................    8,156,709
 481,810  Zoran Corp.*................    7,810,140
                                       ------------
                                         37,767,138
                                       ------------
          Software--1.0%
 179,950  Filenet Corp.*..............    4,651,708
 194,980  Phase Forward, Inc.*........    1,901,055
                                       ------------
                                          6,552,763
                                       ------------
          Telecommunications--2.8%
 439,630  Ixia*.......................    6,497,731
 411,460  NETGEAR, Inc.*..............    7,920,606
 633,720  RF Micro Devices, Inc.*.....    3,428,425
                                       ------------
                                         17,846,762
                                       ------------
          Transportation--2.1%
  46,300  Forward Air Corp............    1,696,895
 126,820  UTi Worldwide, Inc. (British
          Virgin Islands).............   11,773,969
                                       ------------
                                         13,470,864
                                       ------------
          Total Common Stocks
          (Cost $592,747,771).........  620,002,535
                                       ------------

Number of
 Shares                                         Value
----------                                  ------------
           Money Market Fund--1.9%
12,211,959 BNY Hamilton Money Fund
           (Institutional Shares), 4.21%(a)
           (Cost $12,211,959).............. $ 12,211,959
                                            ------------
           Total Investments
           (Cost $604,959,730)(b)--
           100.4%..........................  632,214,494
           Liabilities in excess of other
           assets--(0.4%)..................   (2,502,076)
                                            ------------
           Net Assets--100.0%.............. $629,712,418
                                            ------------

ADR American Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $606,360,834. At December 31, 2005, net unrealized appreciation was $25,853,660 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $76,431,990 and aggregate gross unrealized depreciation of $50,578,330.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statement of Assets and Liabilities

         December 31, 2005

          Assets:
            Non-affiliated investments at market value,
             (Cost $592,747,771)........................ $620,002,535
            Affiliated investments at market value,
             (Cost $12,211,959).........................   12,211,959
            Receivables:
             Capital stock sold.........................    1,559,274
             Dividends..................................       85,222
             Interest...................................       38,696
            Other assets................................       18,064
                                                         ------------
             Total Assets...............................  633,915,750
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................    3,616,568
             Services provided by The Bank of
              New York..................................      458,917
            Accrued expenses and other liabilities......      127,847
                                                         ------------
             Total Liabilities..........................    4,203,332
                                                         ------------
          Net Assets:................................... $629,712,418
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $     42,658
            Paid in capital.............................  598,200,141
            Accumulated net realized gain on
             investments................................    4,214,855
            Net unrealized appreciation on
             investments................................   27,254,764
                                                         ------------
          Net Assets.................................... $629,712,418
                                                         ------------
          Class A Shares:
            Net assets.................................. $ 74,414,240
                                                         ------------
            Shares outstanding..........................    5,108,649
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      14.57
            Maximum sales charge--5.25% of public
             offering price.............................         0.81
                                                         ------------
            Maximum offering price...................... $      15.38
                                                         ------------
          Institutional Shares:
            Net assets.................................. $555,298,178
                                                         ------------
            Shares outstanding..........................   37,548,984
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      14.79
                                                         ------------
          Class A Shares authorized @ $.001 par
           value........................................  200,000,000
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

           Investment Income:
             Dividends................................. $  1,486,001
             Interest from affiliated fund.............      353,915
             Interest..................................          485
                                                        ------------
              Total Income.............................    1,840,401
                                                        ------------
           Expenses:
             Advisory..................................    5,296,736
             Administration............................      749,662
             12b-1 fee--Class A Shares.................      211,144
             Transfer agent............................      155,320
             Custodian.................................       73,870
             Legal.....................................       37,241
             Registration and filings..................       33,827
             Reports to shareholders...................       30,719
             Directors.................................       25,733
             Audit.....................................       23,491
             Insurance.................................       13,377
             Cash management...........................       10,445
             Other.....................................       42,821
                                                        ------------
              Total Expenses...........................    6,704,386
                                                        ------------
              Net Investment Loss......................   (4,863,985)
                                                        ------------
           Realized and Unrealized Gain
            (loss) on Investments:
             Net realized gain on investments..........   18,293,230
             Decrease in unrealized appreciation/
              depreciation on investments..............  (38,644,932)
                                                        ------------
             Net realized and unrealized loss on
              investments..............................  (20,351,702)
                                                        ------------
             Net decrease in net assets resulting from
              operations............................... $(25,215,687)
                                                        ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                                    Year Ended December 31,
                                                                                                 ----------------------------
                                                                                                      2005           2004
                                                                                                 -------------  -------------
Operations:
  Net investment loss........................................................................... $  (4,863,985) $  (4,366,933)
  Net realized gain on investments..............................................................    18,293,230     38,946,041
  Increase (decrease) in unrealized appreciation/depreciation on investments....................   (38,644,932)     7,537,540
                                                                                                 -------------  -------------
   Net increase (decrease) in net assets resulting from operations..............................   (25,215,687)    42,116,648
                                                                                                 -------------  -------------
Distributions to Shareholders:
  Distributions from capital gains: Class A Shares..............................................    (1,851,246)    (5,024,263)
                      Institutional Shares......................................................   (13,362,461)   (39,397,396)
                                                                                                 -------------  -------------
                                                                                                   (15,213,707)   (44,421,659)
                                                                                                 -------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..............................................    45,966,000    124,588,691
                     Institutional Shares.......................................................   502,213,422    636,954,283
  Proceeds from shares issued on reinvestment of distributions: Class A Shares..................     1,844,090      5,019,066
                                      Institutional Shares......................................    12,741,271     37,396,582
  Value of capital stock repurchased: Class A Shares............................................   (63,795,762)   (89,652,254)
                       Institutional Shares.....................................................  (655,002,721)  (396,521,294)
                                                                                                 -------------  -------------
  Net increase (decrease) in net assets resulting from capital stock transactions...............  (156,033,700)   317,785,074
                                                                                                 -------------  -------------
   Increase (decrease) in Net Assets............................................................  (196,463,094)   315,480,063
Net Assets:
  Beginning of year.............................................................................   826,175,512    510,695,449
                                                                                                 -------------  -------------
  End of year................................................................................... $ 629,712,418  $ 826,175,512
                                                                                                 -------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...................................................................     3,104,222      8,486,332
         Institutional Shares...................................................................    33,049,065     41,386,571
  Shares issued on reinvestment of distributions: Class A Shares................................       123,430        336,018
                             Institutional Shares...............................................       840,603      2,485,780
  Shares repurchased: Class A Shares............................................................    (4,308,910)    (6,155,797)
             Institutional Shares...............................................................   (43,387,740)   (26,010,954)
                                                                                                 -------------  -------------
   Net increase (decrease)......................................................................   (10,579,330)    20,527,950
  Shares outstanding, beginning of year.........................................................    53,236,963     32,709,013
                                                                                                 -------------  -------------
  Shares outstanding, end of year...............................................................    42,657,633     53,236,963
                                                                                                 -------------  -------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Financial Highlights

                                                                       Class A Shares
                                                      -----------------------------------------------
                                                                   Year Ended December 31,
                                                      -----------------------------------------------
                                                        2005      2004      2003      2002      2001
                                                      -------   -------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year................. $ 15.35   $ 15.46   $ 11.79   $ 15.36   $ 17.68
                                                      -------   -------   -------   -------   -------
Gain (loss) from investment operations
Net investment loss/(a)/.............................   (0.13)    (0.14)    (0.12)    (0.11)    (0.11)
Net realized and unrealized gain (loss) on
  investments........................................   (0.30)     0.95      4.51     (3.26)    (1.99)
                                                      -------   -------   -------   -------   -------
 Total from investment operations....................   (0.43)     0.81      4.39     (3.37)    (2.10)
                                                      -------   -------   -------   -------   -------
Distributions
Distributions from capital gains.....................   (0.35)    (0.92)    (0.72)    (0.20)    (0.22)
                                                      -------   -------   -------   -------   -------
Net asset value at end of year....................... $ 14.57   $ 15.35   $ 15.46   $ 11.79   $ 15.36
                                                      -------   -------   -------   -------   -------
TOTAL RETURN:
Total investment return based on net asset value/(b)/   (2.91)%    5.59%    37.46%   (21.90)%  (11.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $74,414   $95,024   $54,456   $17,811   $14,132
Ratio to average net assets of:
 Expenses............................................    1.16%     1.23%     1.31%     1.32%     1.30%
 Net investment loss.................................   (0.90)%   (0.89)%   (0.82)%   (0.82)%   (0.67)%
Portfolio turnover rate..............................      77%       67%       42%       31%       53%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                            Institutional Shares
                                           ----------------------------------------------------
                                                          Year Ended December 31,
                                           ----------------------------------------------------
                                              2005       2004       2003       2002       2001
                                           --------   --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year...... $  15.54   $  15.63   $  11.89   $  15.53   $  17.83
                                           --------   --------   --------   --------   --------
Gain (loss) from investment operations
Net investment loss/(a)/..................    (0.10)     (0.10)     (0.07)     (0.08)     (0.07)
Net realized and unrealized gain (loss) on
  investments.............................    (0.30)      0.93       4.53      (3.36)     (2.01)
                                           --------   --------   --------   --------   --------
 Total from investment operations.........    (0.40)      0.83       4.46      (3.44)     (2.08)
                                           --------   --------   --------   --------   --------
Distributions
Distributions from capital gains..........    (0.35)     (0.92)     (0.72)     (0.20)     (0.22)
                                           --------   --------   --------   --------   --------
Net asset value at end of year............ $  14.79   $  15.54   $  15.63   $  11.89   $  15.53
                                           --------   --------   --------   --------   --------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................    (2.62)%     5.59%     37.73%    (22.12)%   (11.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $555,298   $731,151   $456,239   $283,668   $348,753
Ratio to average net assets of:
 Expenses.................................     0.91%      0.98%      1.06%      1.06%      1.05%
 Net investment loss......................    (0.65)%    (0.63)%    (0.55)%    (0.58)%    (0.42)%
Portfolio turnover rate...................       77%        67%        42%        31%        53%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-one separate series. The eight series presented in these financial statements consist of the BNY Hamilton Equity Funds and include BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Large Cap Equity Fund, formerly BNY Hamilton Equity Income Fund, (the "Large Cap Equity Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund") and BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act.

  Each of the Funds, except the S&P 500 Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The S&P 500 Index Fund offers two classes of shares:
Institutional Shares and Investor Shares. As of December 31, 2005, there were no Class C Shares outstanding. The Multi-Cap Equity Fund had only Class A Shares outstanding.

  Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. International Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

..  Large Cap Equity Fund--To provide long-term capital appreciation;

..  Large Cap Growth Fund--To provide long-term capital appreciation;

.. Large Cap Value Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Multi-Cap Equity Fund--To provide long-term capital appreciation; current income is a secondary consideration;

..  S&P 500 Index Fund--To match the performance of the Standard & Poor's 500(R)
   Index Composite Stock Index (the "S&P 500(R)");

.. Small Cap Core Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of small companies;

.. Small Cap Growth Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  The Large Cap Equity Fund, the Large Cap Value Fund and the S&P 500 Index Fund declare and pay dividends quarterly. The Inter- national Equity Fund, the Large Cap Growth Fund, the Multi-Cap Equity Fund, the Small Cap Core Equity Fund and the Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCO"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                             % of Average
                           Daily Net Assets
                           ----------------
International Equity Fund.       .50%
Large Cap Equity Fund.....       .60%
Large Cap Growth Fund.....       .60%
Large Cap Value Fund......       .60%
Multi-Cap Equity Fund.....       .75%
S&P 500 Index Fund........       .25%
Small Cap Core Equity Fund       .75%
Small Cap Growth Fund.....       .75%

  Effective July 1, 2005, except for the International Equity Fund, the above rates are reduced by .05% on net assets in excess of $500 million and an additional .05% on net assets in excess of $1 billion.

  Prior to July 1, 2005, the Advisory fee for the International Equity Fund was payable monthly at an annual rate of .75%.

  The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. Estabrook's fee is payable monthly by the Advisor at an annual rate of .60% of the average daily net assets of the Large Cap Value Fund.

  The Multi-Cap Equity and Small Cap Core Equity Funds are sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of the Bank of New York. GW&K's fee is payable monthly by the Advisor at an annual rate of ..75% of the average daily net assets of the Multi-Cap Equity and Small Cap Core Equity Funds.

  Effective July 1, 2005, The Bank of New York serves as the Funds' administrator (the "Administrator"). Prior to July 1, 2005, BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group Inc.) acted as the Funds' administrator and assisted in supervising the operations of the Funds. The Bank of New York is not an affiliated party of BNY Hamilton Distributors, Inc.

  The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services, Ohio, Inc. under the terms of sub-administration agreement. Prior to July 1, 2005,

The Bank of New York served as the sub-administrator.

  Effective July 1, 2005, the Administrator's fee is payable monthly at a rate of .10% on each Fund's average daily net assets. Prior to July 1, 2005, the Administrator's fee was payable monthly at a rate of .125% on each Fund's first $300 million of the average daily net assets and at a rate of .10% on each Fund's average daily net assets in excess of $300 million.

  During the year ended December 31, 2005, The Bank of New York received the following amounts under the administration and sub-administration agreements:

                            Amount
                           --------
International Equity Fund. $243,056
Large Cap Equity Fund.....  352,089
Large Cap Growth Fund.....  255,434
Large Cap Value Fund......  259,578
Multi-Cap Equity Fund.....   59,975
S&P 500 Index Fund........  143,314
Small Cap Core Equity Fund   42,442
Small Cap Growth Fund.....  616,693

  In addition to acting as the Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2005 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2005, the Large Cap Equity Fund, the Large Cap Growth Fund, the Multi-Cap Equity Fund, the S&P 500 Index Fund, the Small Cap Core Equity Fund and the Small Cap Growth Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                      Class A Institutional
                      Shares     Shares
                      ------- -------------
Large Cap Value Fund.  1.05%       .80%
Multi-Cap Equity Fund  1.25%        N/A
Small Cap Core Equity
 Fund................  1.25%      1.00%

                   Institutional Investor
                      Shares      Shares
                   ------------- --------
S&P 500 Index Fund     .35%        .60%

  The International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund did not have any expense waivers for the year ended December 31, 2005.

  The Advisor contractually committed to maintain the fee waiver/expense reimburse-ments which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to .25%, .25% and 1.00% of the annual average daily net assets of the Investor Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front- end sales charges resulting from sales of Class A Shares and there were no contingent deferred sales charges imposed upon redemptions of Class C Shares during the year ended December 31, 2005:

                                                  Class A
                                                 ---------
                                                 Front-End
                                                   Sales
                                                  Charges
                                                 ---------
                      International Equity Fund.  $ 3,176
                      Large Cap Equity Fund.....      481
                      Large Cap Growth Fund.....        9
                      Large Cap Value Fund......      822
                      Multi-Cap Equity Fund.....   10,034
                      Small Cap Core Equity Fund       79
                      Small Cap Growth Fund.....      248

4. Portfolio Securities

  For the year ended December 31, 2005, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                       Purchases      Sales
                                      ------------ ------------
                International Equity
                 Fund................ $ 86,021,066 $ 27,855,995
                Large Cap Equity Fund  196,782,648  198,039,538
                Large Cap Growth Fund  267,112,473  389,478,537
                Large Cap Value Fund.  174,440,801  117,870,105
                Multi-Cap Equity Fund    9,393,209    6,097,402
                S&P 500 Index Fund...   76,379,324   71,482,082
                Small Cap Core Equity
                 Fund................  109,559,104    7,565,440
                Small Cap Growth Fund  535,413,171  621,911,480

  There were no purchases or sales of U.S. Government securities for the year ended December 31, 2005.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2005 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                       Capital Loss
                                       Carryforward Expiration
                                       ------------ ----------
                 International Equity
                  Fund................ $28,269,731     2009
                                        51,634,294     2010
                                        10,488,109     2011
                 Multi-Cap Equity
                  Fund................   4,444,279     2009
                 Small Cap Core Equity
                  Fund................     508,733     2013

  During the year ended December 31, 2005, the International Equity Fund, Large Cap Equity Fund, Large Cap Value Fund, Multi-Cap Equity Fund, and S&P 500 Index Fund utilized capital loss carryforwards of $6,730,731, $205,558, $317,383, $1,593,753 and $1,555,174, respectively, to offset realized gains.

Distributions to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

                                         Distributions paid from:
                                   -------------------------------------
                                                   Net         Total
                                                long term     taxable
                                    Ordinary     capital   distributions
                                     Income       gains        paid
                                   ----------  ----------- -------------
        International Equity Fund. $4,530,568*          --  $ 4,530,568
        Large Cap Equity Fund.....  7,246,805  $13,295,881   20,542,686
        Large Cap Growth Fund.....  2,305,607   47,580,382   49,885,989
        Large Cap Value Fund......  4,430,039    9,069,859   13,499,898
        Multi-Cap Equity Fund.....    450,481           --      450,481
        S&P 500 Index Fund........  2,319,734    8,244,643   10,564,377
        Small Cap Core Equity Fund     47,030           --       47,030
        Small Cap Growth Fund.....         --   15,213,707   15,213,707

*Amount is net of Foreign Tax Credit of $545,571.

  The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

                                        Distributions paid from:
                                  -------------------------------------
                                                  Net         Total
                                               long term     taxable
                                   Ordinary     capital   distributions
                                    Income       gains        paid
                                  ----------  ----------- -------------
        International Equity Fund $2,535,839*          --  $ 2,535,839
        Large Cap Equity Fund....  7,249,988           --    7,249,988
        Large Cap Growth Fund....  3,122,907  $ 5,472,221    8,595,128
        Large Cap Value Fund.....  3,059,740           --    3,059,740
        Multi-Cap Equity Fund....    281,329           --      281,329
        S&P 500 Index Fund.......  1,753,234           --    1,753,234
        Small Cap Growth Fund....         --   44,421,659   44,421,659

*Amount is net of Foreign Tax Credit of $387,042.

  As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                          Undistributed Undistributed             Accumulated       Unrealized            Total
                            ordinary      long-term   Accumulated capital and     appreciation/        accumulated
                             income     capital gains  earnings   other losses    (depreciation)    earnings/(deficit)
                          ------------- ------------- ----------- ------------  --------------      ------------------
International Equity Fund         --             --           --  $(90,392,134)  $78,364,546/2/        $(12,027,588)
Large Cap Equity Fund....         --     $2,369,587   $2,369,587            --    61,762,704/1,2,4/      64,132,291
Large Cap Growth Fund....   $891,691      3,359,639    4,251,330            --    23,293,754/1,2/        27,545,084
Large Cap Value Fund.....    952,884        451,644    1,404,528            --    37,487,029/2/          38,891,557
Multi-Cap Equity Fund....        315             --          315    (4,444,279)   17,214,228/2/          12,770,264
S&P 500 Index Fund.......      9,580        552,067      561,647            --     7,932,480/3/           8,494,127
Small Cap Core Equity
 Fund....................         --             --           --      (508,733)    6,363,774              5,855,041
Small Cap Growth Fund....         --      5,615,960    5,615,960            --    25,853,659/2/          31,469,619

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.
/4/The differences between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on convertible preferred stocks.

6. Written Option Activity

  Transactions in written options for the year ended December 31, 2005 were as follows:

Large Cap Equity Fund

                                                    Number
                                                      of      Premiums
                                                   Contracts  Received
                                                   --------- ---------
         Options outstanding at  December 31, 2004      --          --
         Options written..........................   1,525   $ 234,791
         Options expired..........................  (1,525)   (234,791)
                                                    ------   ---------
         Options outstanding at
          December 31, 2005.......................      --   $      --
                                                    ------   ---------

Large Cap Growth Fund

                                                    Number
                                                      of     Premiums
                                                   Contracts Received
                                                   --------- --------
          Options outstanding at December 31, 2004     --         --
          Options written.........................    100    $29,699
                                                      ---    -------
          Options outstanding at December 31, 2005    100    $29,699
                                                      ---    -------

7. Futures Contracts

  The S&P 500 Index Fund enters into S&P 500 Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

8. Reclassification Of Capital Accounts

  At December 31, 2005, the following reclassifications were made to the capital accounts of the noted Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate trusts, foreign currency transactions, equalization utilized and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                             Undistributed     Undistributed
                             Net Investment    Capital Gains/      Paid in
                                 Income     (Accumulated Losses)   Capital
                             -------------- -------------------- -----------
  International Equity Fund.   $   79,184       $      (992)     $   (78,192)
  Large Cap Equity Fund.....    1,260,478        (1,260,478)              --
  Large Cap Growth Fund.....      (10,120)           10,120               --
  S&P 500 Index Fund........      (19,130)           19,130               --
  Small Cap Core Equity Fund       (5,255)               --            5,255
  Small Cap Growth Fund.....    4,863,985        (2,020,925)      (2,843,060)

9. Change Of Independent Registered Public Accounting Firm

  On February 16, 2005, Ernst & Young LLP ("E&Y") resigned as the independent registered public accounting firm for the Funds. On February 16, 2005, the Company retained Tait, Weller & Baker LLP ("Tait") as the independent registered public accounting firm for the Funds. The retention of Tait as the independent registered public accounting firm of the Funds has been approved by the Company's Audit Committee and Board of Directors.

  The reports of E&Y on the financial statements of the Funds for the fiscal years prior to February 16, 2005 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

  In connection with its audits for the periods prior to February 16, 2005, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements for such years.

         Report of Independent Registered Public Accounting Firm


To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

    We have audited the accompanying statement of assets and liabilities of BNY Hamilton International Equity Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton Small Cap Core Equity Fund and BNY Hamilton Small Cap Growth Fund, each a series of BNY Hamilton Funds, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2005, and the related statements of operations, the statements of changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each the periods within the four year period ended December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial statements and financial highlights.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton International Equity Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton Small Cap Core Equity Fund and BNY Hamilton Small Cap Growth Fund as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the year or period then ended in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 10, 2006

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their date of birth, position with the company and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  8/01/34           Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1/24/52                           Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  6/02/49                           Officer, Crompton Corp., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director        Chief Executive Officer, Arroyo Video, 2004 to
  8/06/56                           Present; Executive Vice President and Chief
                                    Financial Officer, Insight Communications,
                                    1990 to 2003; Chief Operating Officer, Insight
                                    Communications, 1998 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  5/21/48                           Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  11/14/39                          Bank of New York, 1994 to 2003.

                                                  Principal Occupations
    Officers           Position                   During Past Five Years
    --------           --------                   ----------------------

Kevin J. Bannon.. President and       Executive Vice President and Chief Investment
  7/13/52         Chief Executive     Officer, The Bank of New York, 1993 to
                  Officer             Present.

Guy Nordahl...... Treasurer and       Vice President, The Bank of New York, 1999
  8/27/65         Principal Financial to Present.
                  Officer

Ellen Kaltman.... Chief Compliance    Managing Director, Compliance, The Bank of
  1/17/48         Officer             New York, 1999 to Present.

Kim R. Smallman** Secretary           Counsel, Legal Services, BISYS Fund Services
  11/15/71                            Ohio, Inc., 2002 to Present; Attorney, Private
                                      Practice, 2000 to 2002.

Alaina V. Metz*** Assistant Secretary Chief Administrator, Administration Services
  4/07/67                             of BISYS Fund Services Ohio, Inc., 1995 to
                                      Present.

Daniel J. Igo**.. Assistant Secretary Senior Paralegal, Legal Services, BISYS Fund
  9/25/70                             Services, Ohio, Inc., 2004 to Present,
                                      Co-manager and Senior Paralegal, Mutual
                                      Fund and Securities Regulation, State Street
                                      Research and Management Co., 2003 to 2004,
                                      Senior Legal Product Manager, Columbia
                                      Management Group, Inc., 2002 to 2003,
                                      Senior Client Service Manager, Clearsky, 2000
                                      to 2002.

* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Kim Smallman and Daniel Igo is c/o BISYS, 100 Summer Street,
   Suite 1500, Boston, Massachusetts, 02110.
***The address of Alaina Metz is c/o BISYS, 3435 Stelzer Road, Columbus, Ohio,
   43219.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor and Sub-Administrator
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  A copy of the code of ethics that applies to the Funds' principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available free of charge, upon request by calling (800) 426-9363.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY Hamilton Distributors, Inc.
3435 Stelzer Road
Columbus, OH 43219

                                                                BNY-AR-EQ 12/05

                                   [LOGO] BNY

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK




    INTERNATIONAL EQUITY CRT FUND

    LARGE CAP GROWTH CRT FUND


    SMALL CAP GROWTH CRT FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton CRT Funds for the twelve months ended December 31, 2005. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

U.S. financial markets provided returns that were generally flat to moderately positive in 2005. A series of mixed, and frequently contradictory, indicators made it difficult to determine if economic growth would remain on track, and whether inflation would stay at tame levels. High energy prices sparked concerns about possible inflation, especially in the wake of Hurricanes Katrina and Rita along the Gulf Coast. But even as oil prices reached historical highs--levels they ultimately backed off from--inflation did not reach problematic levels. Consumer spending, which accounts for two-thirds of U.S. economic activity, appeared to be most in danger from rising petroleum and natural gas prices, but it remained at robust levels despite occasional dips in consumer confidence and concerns about a potential slowdown in the housing market. Corporate capital spending was also at reasonably strong levels, and showed signs of building momentum.

There were, however, some signs of a slowing economy and deceleration in corporate earnings growth. For the most part, this was viewed as part of the natural course of an economic cycle, in which rapid recovery in time gives way to more moderate, sustainable levels of growth in economic output and corporate earnings. Nonetheless, there were a few areas of doubt on the horizon. Despite improvement, job growth has been somewhat lackluster, and gains in real wages have been scarce. Continued high levels of productivity, however, were very encouraging.

For the one-year period, the S&P 500(R) Index of large-capitalization U.S. stocks returned 4.92%. The Russell 2000(R) Index of small-cap stocks posted a total return of 4.56% for the same period.

While global equity markets faced many of the same issues as the U.S., they were able to outperform the U.S. market, often by wide margins. Developed international markets experienced strong earnings growth, which helped to push their equity averages to multi-year highs. The top-performing country was Japan, riding on the strength of that nation's economic recovery. Developed markets in Europe also delivered very positive returns.

The U.S. dollar continued its significant rebound in value against major foreign currencies, somewhat muting the impact of many foreign markets' double-digit returns. Even after that factor is taken into account, many developed markets' returns still beat those in the U.S. The dollar's increase in value against the Euro, British Pound, and Japanese Yen has been largely welcomed by most observers in the U.S., who found the decline in the dollar during 2003-2004 somewhat unsettling. However, the dollar's bounceback does raise the price of U.S. goods exported abroad, which in time could have negative impact on the competitive position of U.S. companies in global markets.

For the year, the MSCI EAFE(R) (Morgan Stanley Capital International Europe, Australasia and Far East) Index--which reflects returns after currency conversions--returned 14.02%, far outpacing major domestic equity indexes.

In the fixed-income markets, the Federal Reserve's activity once again dominated the headlines. The Federal Reserve continued its steady march of short-term interest rate increases--a string that dates back to June 2004--with eight additional hikes in 2005 that brought the federal funds target rate to 4.25% by year-end. Although at times speculation arose as to whether the Federal Reserve was ready to stop raising rates, at year-end there appeared to be growing consensus that one or two additional increases could be expected. Ben Bernanke, who is slated to replace longtime Federal Reserve Chairman Alan Greenspan early in the year, appears to share his predecessor's dedication to fighting inflation.

Short-term interest rates rose significantly as a result of the Federal Reserve's moves, but longer-term rates did not move on so steady a path. Longer-term yields did go up early in the year, as many anticipated higher rates of inflation would take hold. As it became clearer that a pick-up in core inflation was not on the horizon, though, yields on longer-term bonds began to retreat. The result by year-end was a slightly inverted Treasury yield curve, where rates for the shortest-maturity issues were actually higher than those for longer-term bonds.

This change in the yield curve was not entirely welcome, as an inverted curve profile has often been viewed as a harbinger of economic recession. This time, however, not all observers believe that is likely to be the case. One reason is that high demand for longer-term Treasury debt, often from foreign participants, has played a role in suppressing yields. (As bond prices go up, their yields decline.) Thus the lower longer-term yields may reflect supply/demand factors in the bond market, rather than pessimism among investors concerning the outlook for the economy.

While mortgage rates did back up moderately over the course of the year, they remained close to historically low levels. Nonetheless, the Federal Reserve's rate hikes continued to stir fears that higher mortgage rates could be looming, with negative impact on the residential real estate market that has done so much to support consumer spending.

Treasury securities underperformed major "spread" sectors, including corporate, mortgage-backed, asset-backed, and agency securities for the first half of the year, but the trend--which marked a continuation from 2004--shifted in the year's second half. For the year as a whole, only agency debt and Aaa-rated asset-backed securities outperformed Treasurys. Longer-maturity agency debt was the strongest-performing sector for the year.

On the corporate front, the most notable development may have been the downgrading of automakers Ford and General Motors, who saw their bonds fall to non-investment grade status. These bonds served as a drag on the investment-grade corporate market overall. The issues ultimately were removed from the investment grade indices and were added to high-yield benchmarks, at which point they staged a brief rally.

While there are still many areas of uncertainty in the U.S. and abroad, there is reason for some optimism with respect to the economy and the financial markets. Recent job figures have been moderately encouraging; such improvement is necessary to establish long-term economic health. While the damage caused by the Gulf Coast hurricanes and other natural disasters has been devastating to those involved, recovery efforts are underway and the economic impact of the devastation has not been as great as had been feared. Concerns about the war in Iraq remain, but more attention now seems to be focused on defining goals and achieving resolution there and in other pockets of geopolitical instability. It is certainly not possible to predict the exact path of future events here or around the globe; what you can count on is that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady.

Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton CRT Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5
Fees and Expenses.....................      14
Portfolio Summaries...................      16

BNY Hamilton International Equity CRT Fund
  Schedule of Investments.............      19
  Industry Diversification............      25
  Statement of Assets and Liabilities.      26
  Statement of Operations.............      26
  Statements of Changes in Net Assets.      27
  Financial Highlights................      28

BNY Hamilton Large Cap Growth CRT Fund
  Schedule of Investments.............      29
  Statement of Assets and Liabilities.      32
  Statement of Operations.............      32
  Statements of Changes in Net Assets.      33
  Financial Highlights................      34

BNY Hamilton Small Cap Growth CRT Fund
  Schedule of Investments............. Page 35
  Statement of Assets and Liabilities.      39
  Statement of Operations.............      39
  Statements of Changes in Net Assets.      40
  Financial Highlights................      41

Notes to Financial Statements.........      42

Report of Independent Registered
 Public Accounting Firm...............      50

Directors and Officers................      51

BNY Hamilton International Equity CRT Fund

 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Lloyd Buchanan and Todd Rose, Vice Presidents and Co-Portfolio Managers

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A: Developed international markets reached five-year highs, buoyed by the longest sustained streak of earnings growth since 1988. Japan was the best performer among the 23 developed markets in the MSCI(R) World Index, reflecting an economic revival in that country. Japan's strong performance helped to lead the MSCI Pacific Index to a 35.39% gain in local currency, while the MSCI(R) Europe Index had a 21.65% gain. A strong rebound in the foreign-exchange value of the U.S. dollar reduced these gains to 20.59% and 6.54%, respectively, in dollar terms. Even after that reduction, these returns outpaced those of the U.S. domestic equity markets.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?

A: The Fund returned 11.79% for Institutional Class Shares for the twelve months ended December 31, 2005. For the same period, the MSCI EAFE(R) Index returned 14.02%.

   The Fund invests primarily in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities that represent shares of foreign-based companies and are traded on U.S. exchanges. They are typically issued by larger, more established companies. Because ADRs can be less expensive to hold than foreign stocks, this structure helps to reduce the costs of operating the Fund, and should have a positive impact on total returns.

   The Fund's underperformance relative to its benchmark, however, was largely the result of its underweighting in smaller-capitalization stocks, which did particularly well. The Fund's structure tends to emphasize larger-cap stocks. The impact of this trend was particularly notable in the Energy sector, where smaller companies in international markets significantly outperformed their larger counterparts.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?

A: The best performing sectors in 2005 were Materials, which rose by 28.17%, and Industrials, which posted a 25.11% gain for the year. The Materials sector was not affected by the overall trend toward small-cap outperformance, and thus our returns in this sector were close to those of the Index. The best performers for the year were Japan's Sumitomo Metal Industries, Australian mining company Rio Tinto Limited, and U.K.-based Rio Tinto Plc.

   Although small-capitalization stocks supplied a lot of the strength in the Energy sector on the International front, larger-capitalization securities in that sector also had solid returns. Some of the Fund's strongest performers in this area were the U.K.'s BG Group, Norway's Norsk Hydro, and Australia's Woodside Petroleum.

   The weakest sector over the year was Telecommunications, which returned -0.53% in local currencies and -12.51% in U.S. dollar terms. Although British, French, German, Italian, and Spanish telecoms were all down for 2005, Greece's offering stood out with a gain.

   Our index-oriented approach means that we do not actively seek to overweight or underweight specific stocks or sectors.

Q: Given market conditions, how did you apply the Fund's management strategy?

A: Our management style is to match the risk and return characteristics of the MSCI EAFE(R) Index (including country weightings and sector allocations) as closely as possible while incorporating only securities represented by an ADR. We do not vary our approach for varying market conditions.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?

A: As noted above, we don't seek to anticipate or respond to short-term market conditions, so we do not intend to make major, active changes to the portfolio. Our management style is aimed at capturing the long-term performance of the international equity markets. We believe a well-diversified fund using our efficient, cost-effective approach can achieve market or better returns over time with minimal transaction costs.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................    11.79%        11.79%
             5 Year...................    11.95%         2.28%
             Since Inception (1/03/00)    -7.98%        -1.38%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                International   MSCI EAFE(R)
               Equity CRT Fund    Index
                -------------   ---------
1/3/2000         $10,000        $10,000
3/31/2000         10,280          9,995
6/30/2000          9,510          9,605
12/31/2000         8,220          8,604
3/31/2001          7,010          7,429
6/30/2001          6,930          7,365
9/30/2001          5,950          6,337
12/31/2001         6,224          6,780
3/31/2002          6,214          6,818
6/30/2002          6,064          6,686
9/30/2002          4,959          5,370
12/31/2002         5,203          5,718
3/31/2003          4,809          5,253
6/30/2003          5,668          6,281
9/30/2003          6,051          6,795
12/31/2003         7,108          7,958
3/31/2004          7,313          8,308
6/30/2004          7,313          8,345
9/30/2004          7,221          8,326
12/31/2004         8,231          9,605
3/31/2005          8,221          9,595
6/30/2005          8,004          9,523
9/30/2005          8,862         10,517
12/31/2005         9,202         10,950


This chart represents historical performance of a hypothetical investment of $10,000 in the International Equity CRT Fund from 1/3/00 to 12/31/05.

Total return figures include change in share price, reinvestment of dividends and capital gains. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. The Advisor has agreed contractually to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 1.22% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and the average annual return would have been lower. Inception date for this Fund is January 3, 2000.

The MSCI EAFE(R) Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

BNY Hamilton Large Cap Growth CRT Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Charles Goodfellow, Managing Director, and Portfolio Manager

Q: What were the major trends driving the overall markets? How did these influence the area that the Fund invests in?

A: During 2005, the U.S. economy featured both signs of strength and cause for concern. The positive trends of solid economic expansion, strong corporate profits, and subdued inflation were largely offset by worries about higher interest rates, rising energy prices, and the health of the housing market. The result was a challenging environment for large-cap stocks. The Federal Reserve continued to raise short-term interest rates in its efforts to keep inflation in check, but longer-term rates rose only modestly and at times even fell during the year.

Q: How did the Fund perform against its benchmark? What were the major factors in its performance?

A: The Fund returned 3.75% for Institutional Class Shares for the twelve months ended December 31, 2005. For the same period, the S&P 500(R) Index returned 4.92%.

   The Fund had full exposure to the top-performing Energy sector, but our stocks in this area were on the more defensive end and as a result underperformed the sector average. Our holdings in Healthcare outperformed the index by a wide margin, but this strength was offset by poor performance in the Consumer Discretionary sector.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?

A: Energy and Utilities were the two best-performing sectors by far, with Healthcare and Financials following far behind.

   The Fund was overweighted in Healthcare, and our holdings were up by 15.8% on average, while the Healthcare stocks in the S&P 500(R) rose by an average of 6.5%. Among our strongest Healthcare holdings were Celgene (up 144%), Teva Pharmaceutical (45%), and Amgen (23%).

   We underweighted the Consumer Discretionary sector, a good move in this past year's market. The companies we did hold in this sector performed poorly, however, falling behind their market averages.

Q: Given market conditions, how did you apply the Fund's management strategy?

A: We carefully positioned the Fund with respect to sector allocations, and our decisions--both overweightings and underweightings--contributed positively to the Fund's performance. However, in a year that saw modest equity returns overall, the negative impact of our underperforming individual stock selections was magnified.

   Portfolio holdings are subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?

A: As the economy slows and average corporate profit growth decelerates, we believe the market will pay a greater premium for good quality companies that have a demonstrated ability to improve their profits at above-average rates. We intend to continue to focus much of our energies on identifying these stocks, establishing positions at reasonable valuation levels.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................     3.75%         3.75%
             5 Year...................   -21.53%        -4.73%
             Since Inception (1/03/00)   -20.84%        -3.82%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  Large Cap
                  Growth CRT        S&P 500 (R)
                     Fund             Index
                  ----------        -----------
 1/3/2000           $10,000           $10,000
 3/31/2000           11,453            10,244
 6/30/2000           11,655             9,956
 9/30/2000           11,533             9,861
12/31/2000           10,087             9,087
 3/31/2001            8,031             8,010
 6/30/2001            8,314             8,479
 9/30/2001            6,973             7,234
12/31/2001            7,628             8,007
 3/31/2002            7,608             8,029
 6/30/2002            6,454             6,953
 9/30/2002            5,422             5,751
12/31/2002            5,885             6,236
 3/31/2003            5,806             6,039
 6/30/2003            6,514             6,969
 9/30/2003            6,631             7,153
12/31/2003            7,253             8,024
 3/31/2004            7,308             8,160
 6/30/2004            7,328             8,300
 9/30/2004            6,999             8,145
12/31/2004            7,629             8,897
 3/31/2005            7,473             8,705
 6/30/2005            7,542             8,825
 9/30/2005            7,761             9,142
12/31/2005            7,916             9,334


This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Growth CRT Fund from 1/3/00 to 12/31/05.

Total return figures include change in share price, reinvestment of dividends and capital gains. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. The Advisor has agreed contractually to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 0.80% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Small Cap Growth CRT Fund

 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio change. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small capitalization funds typically carry additional risks since small companies generally have a higher risk of failure.

An Interview with Co-Portfolio Managers, John Lui, Managing Director and Edward Amberger, Vice President

Q: What were the major trends driving the overall markets and how did these influence the area that the Fund invests in?
A: In the first half of the year, stocks with positive earnings growth and modest valuations solidly outperformed more speculative issues as investors flocked toward higher quality. This shift was triggered by the maturing of the current market cycle; as the rate of economic and earnings growth has shown signs of slowing, investors have placed a greater premium on companies with reasonable valuations that are positioned to sustain their growth in a more challenging environment.

   The second half of the year began on a promising note, when stocks rallied on strong earnings announcements as well as signs that the U.S. economy had been able to fight off inflation despite higher oil prices. But once Katrina, then Rita, slammed into the Gulf Coast, the market took on a somber tone that became more pronounced as oil prices rose to new highs, consumer confidence fell significantly, and inflationary pressures intensified. Many sectors, notably Consumer Discretionary, lost ground; others did not, particularly Energy. The fourth quarter saw continued downward pressure on the Consumer Discretionary sector, based on fears that high fuel costs would lead to disappointing holiday sales. In the end, these fears proved to be overblown, and many retailers reported better-than-expected same-store sales. As the year came to a close, the market pulled back on concerns that an inverted yield curve--with longer term yields being slightly lower than shorter-term rates--indicates that the anticipated 2006 economic slowdown may turn into a recession.

Q: How did the Fund perform against its benchmark? What were the major factors driving its performance?
A: For the twelve months ended December 31, 2005, the Fund returned -3.14% for Institutional Class Shares, versus a 4.56% return for the Russell 2000(R) Index and 4.14% for the Russell 2000(R) Small Growth Index over the same period.

   The Fund outperformed its benchmark in the first half of the year, but in the second half some of our Consumer Discretionary holdings--a sector that accounted for up to 25% of assets--were knocked down by market forces. Individual stock selection in the Healthcare and Technology sectors also hurt second-half performance, after a solid first half of the year. We have re-examined the stocks that disappointed to confirm our investment thesis; we believe they can recover within a reasonable time.

Q: Could you describe some of the sectors and individual securities that performed well, and those that didn't, during the period?
A: The traditional growth areas--consumer stocks, technology, and healthcare--did not have their best year in 2005. Consumer stocks were almost flat for the year, experiencing slight losses. Information technology stocks averaged a single-digit decline. Healthcare stocks were the one typical growth area that enjoyed gains in 2005, with the stocks from this sector in our benchmark rising by 5.23%. This was largely attributable to biotechnology stocks.

   Holdings in the strong-performing Energy and Industrials sectors made positive contributions to returns. That said, because of our small-cap mandate, our energy holdings tended not to be commodity-based companies, which offered the best returns. Simply put, there's no such thing as a small Exxon Mobil. Instead, we were concentrated in the oil services area.

Q: Given market conditions, how did you apply the Fund's management strategy?
A: Cyclical forces have been driving the market recently, a trend that has hurt our growth style. These forces now appear to be waning, however. Corporate profits have slowed, as part of a natural maturing of the business cycle.

   We have slowly increased our exposure to the industries we believe are most likely to benefit from the longest and strongest part of the market cycle, such as those in the Consumer Discretionary, Healthcare, and Technology sectors of the market. While being early in this move did not always benefit our performance in the past year, we are confident that as the business cycle continues to evolve, the Fund will benefit.

   Portfolio composition is subject to change.

Q: What areas of opportunity and uncertainty do you see in the investment landscape? How can you--and individual investors--prepare for them?
A: We anticipate that growth stocks should regain relative earnings strength and leadership after three years of underperforming cyclicals, which experienced spectacular earnings growth coming out of the recession. Early cyclicals are extremely leveraged to the recovering economy, which has led to tremendous outperformance in non-traditional growth sectors like Energy, Materials and Industrials.

   Now, however, these areas must contend with little excess capacity, higher operating costs, and an economy that is decelerating to a more normal growth rate. Given these circumstances, cyclicals' operating margins and earnings growth have likely peaked. We expect that investors will therefore gravitate toward growth stocks for their higher and more sustainable growth rates, leading to higher relative valuations.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................    -3.14%        -3.14%
             5 Year...................    -1.53%        -0.31%
             Since Inception (1/03/00)     7.85%         1.27%

Note: Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  Small Cap                          Russell
                  Growth CRT        Russell         2000(R) Small
                    Fund         2000(R) Index      Growth Index
                  ----------     -------------      ------------
   1/3/2000        $10,000         $10,000           $10,000
  3/31/2000         12,440          10,708            10,929
  6/30/2000         12,110          10,303            10,123
  9/30/2000         12,860          10,417             9,720
 12/31/2000         10,953           9,697             7,756
  3/31/2001          9,408           9,067             6,577
  6/30/2001         10,610          10,362             7,759
  9/30/2001          8,580           8,208             5,580
 12/31/2001          9,863           9,938             7,040
  3/31/2002         10,004          10,334             6,902
  6/30/2002          8,904           9,471             5,819
  9/30/2002          7,278           7,444             4,567
 12/31/2002          7,621           7,902             4,909
  3/31/2003          7,329           7,548             4,719
  6/30/2003          8,520           9,315             5,858
  9/30/2003          9,216          10,160             6,471
 12/31/2003         10,519          11,636             7,292
  3/31/2004         10,852          12,366             7,700
  6/30/2004         10,710          12,424             7,707
  9/30/2004          9,984          12,069             7,244
 12/31/2004         11,134          13,770             8,335
  3/31/2005         10,549          12,829             7,766
  6/30/2005         11,044          13,276             8,036
  9/30/2005         11,003          14,113             8,544
 12/31/2005         10,785          14,339             8,680


This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Growth CRT Fund from 1/3/00 to 12/31/05.

Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month-end, please visit www.bnyhamilton.com. The Advisor has agreed contractually to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 0.96% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and the average annual return would have been lower. Inception date for this Fund is January 3, 2000.

The Russell 2000(R) Index is an unmanaged index which represents 2,000 small U.S. companies. An investor cannot invest directly in an index.

The Russell 2000(R) Small Growth Index is an unmanaged index which consist of 2,000 securities found in the Russell universe with a greater-than-average growth orientation. Investors cannot invest directly in any index.

BNY Hamilton CRT Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton CRT Funds, you incur advisory fees, administration fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2005.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING  ENDING      ANNUALIZED
                                                            ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                             VALUE    VALUE      BASED ON THE      DURING THE
                                                           07/01/05  12/31/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
INTERNATIONAL EQUITY GROWTH CRT FUND--INSTITUTIONAL SHARES
Actual                                                     $1,000.00 $1,149.70      1.22%             $6.61
Hypothetical (5% return before expenses)                   $1,000.00 $1,019.06      1.22%             $6.21
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                BEGINNING  ENDING      ANNUALIZED
                                                 ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                  VALUE    VALUE      BASED ON THE      DURING THE
                                                07/01/05  12/31/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
LARGE CAP GROWTH CRT FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $1,049.60      0.80%             $4.13
Hypothetical (5% return before expenses)        $1,000.00 $1,021.17      0.80%             $4.08
------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CRT FUND--INSTITUTIONAL SHARES
Actual                                          $1,000.00 $  976.60      0.96%             $4.78
Hypothetical (5% return before expenses)        $1,000.00 $1,020.37      0.96%             $4.89
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton International Equity CRT Fund

         Portfolio Summaries

         Diversification By Country

         As of December 31, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Japan................................    25.7%
                United Kingdom.......................    22.0
                France...............................     9.4
                Switzerland..........................     6.9
                Germany..............................     6.8
                Netherlands..........................     5.6
                Australia............................     5.2
                Spain................................     3.7
                Italy................................     3.7
                Sweden...............................     2.4
                Hong Kong............................     1.7
                Finland..............................     1.5
                Belgium..............................     1.1
                Singapore............................     0.8
                Ireland..............................     0.8
                Denmark..............................     0.8
                Norway...............................     0.7
                Greece...............................     0.6
                Austria..............................     0.4
                Portugal.............................     0.3
                New Zealand..........................     0.2
                Liabilities in excess of other assets    (0.3)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Large Cap Growth CRT Fund

         Industry Diversification

         As of December 31, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Manufacturing........................     8.8%
                Oil & Gas............................     8.8
                Pharmaceuticals......................     7.4
                Diversified Financial Services.......     6.2
                Insurance............................     5.3
                Banks................................     5.2
                Telecommunications...................     4.7
                Computers............................     4.6
                Food.................................     4.4
                Cosmetics/Personal Care..............     4.3
                Retail Stores........................     3.8
                Healthcare...........................     3.8
                Commercial Services..................     3.1
                Media................................     3.0
                Biotechnology........................     2.8
                Exchange Traded Funds................     2.7
                Chemicals............................     2.7
                Software.............................     2.5
                Semiconductors.......................     2.5
                Real Estate Investment Trusts........     2.4
                Beverages............................     2.1
                Aerospace/Defense....................     1.8
                Electric.............................     1.5
                Transportation.......................     1.5
                Pipelines............................     1.3
                Money Market Fund....................     1.3
                Machinery-Construction & Mining......     1.2
                Electronic Equipment & Components....     1.0
                Liabilities in excess of other assets    (0.7)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Small Cap Growth CRT Fund

         Industry Diversification

         As of December 31, 2005

                                                       % of
                                                    Net Assets
                                                    ----------
                  Healthcare.......................     9.4%
                  Retail Stores....................     6.1
                  Internet.........................     3.7
                  Semiconductors...................     3.6
                  Oil & Gas........................     3.5
                  Pharmaceuticals..................     3.5
                  Commercial Services..............     3.2
                  Electronic Equipment & Components     3.0
                  Biotechnology....................     2.7
                  Household Products/Wares.........     2.6
                  Banks............................     2.1
                  Telecommunications...............     1.7
                  Money Market Fund................     1.6
                  Food.............................     1.4
                  Computers........................     1.4
                  Apparel..........................     1.4
                  Transportation...................     1.3
                  Diversified Financial Services...     1.1
                  Insurance........................     1.0
                  Savings & Loans..................     0.8
                  Engineering & Construction.......     0.8
                  Media............................     0.7
                  Lodging..........................     0.7
                  Distribution/Wholesale...........     0.6
                  Software.........................     0.6
                  Manufacturing....................     0.6
                  Energy--Alternate Sources........     0.5
                  Chemicals........................     0.4
                  Aerospace/Defense................     0.3
                  Environmental Control............     0.3
                  Machinery--Diversified...........     0.2
                  Other assets less liabilities....    39.2
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton International Equity Crt Fund

         Schedule of Investments

         December 31, 2005


Number Of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks--100.3%
          Australia--5.2%
    325   Ansell Ltd. ADR............. $ 10,537
    600   BHP Ltd. ADR................   20,051
    592   Boral Ltd. ADR..............   14,070
    250   Coles Myer Ltd. ADR.........   14,885
    200   Commonwealth Bank of
          Australia ADR...............   18,816
  2,100   Foster's Group Ltd. ADR.....    8,596
  1,700   Lend Lease Corp. Ltd.
          ADR.........................   18,057
    160   National Australia Bank Ltd.
          ADR.........................   19,000
     25   Rio Tinto Ltd. ADR..........    5,062
     90   Tabcorp Holdings Ltd.
          ADR.........................   10,279
    260   Westpac Banking Corp.
          ADR.........................   21,731
    300   Woodside Petroleum Ltd.
          ADR.........................    8,624
                                       --------
                                        169,708
                                       --------
          Austria--0.4%
    400   Erste Bank der
          Oesterreichischen Sparkassen
          ADR.........................   11,100
     50   Telekom Austria AG
          ADR.........................    2,230
                                       --------
                                         13,330
                                       --------
          Belgium--1.1%
    100   Delhaize Group ADR..........    6,547
    600   Fortis ADR..................   19,073
    100   Solvay SA ADR...............   10,982
                                       --------
                                         36,602
                                       --------

Number Of                         US$
 Shares                          Value
---------                       --------
          Common Stocks (Continued)
          Denmark--0.8%
    400   Danske Bank A/S ADR.. $ 14,043
    200   Novo Nordisk A/S ADR.   11,268
                                --------
                                  25,311
                                --------
          Finland--1.5%
    400   Metso Corp. ADR......   10,932
  1,500   Nokia Corp. ADR......   27,450
    500   UPM-Kymmene Oyj
          ADR..................    9,800
                                --------
                                  48,182
                                --------
          France--9.4%
    600   AXA SA ADR...........   19,398
    600   BNP Paribas SA ADR...   24,187
    400   Business Objects SA
          ADR*.................   16,164
    600   France Telecom SA ADR   14,904
    500   Groupe Danone ADR....   10,520
  1,000   L'Oreal SA ADR.......   14,815
    560   Lafarge SA ADR.......   12,611
    200   Lagardere SCA ADR....   15,334
    100   PSA Peugeot Citroen
          ADR..................    5,744
    200   Publicis Groupe ADR..    6,950
    792   Sanofi-Aventis ADR...   34,769
    810   Societe Generale ADR.   19,854
    703   Thomson ADR..........   14,721
    460   Total SA ADR.........   58,144
    400   Valeo SA ADR.........    7,410
    400   Veolia Environnement
          ADR..................   18,120
    400   Vivendi Universal SA
          ADR..................   12,572
                                --------
                                 306,217
                                --------

See notes to financial statements.

         BNY Hamilton International Equity Crt Fund

         December 31, 2005

Number Of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          Germany--6.8%
  1,000   Allianz AG ADR.............. $ 15,140
    100   Altana AG ADR...............    5,447
    200   BASF AG ADR.................   15,296
    300   Bayer AG ADR................   12,528
    200   Continental AG ADR..........   17,670
    200   DaimlerChrysler AG..........   10,206
    174   Deutsche Bank AG............   16,855
    600   Deutsche Lufthansa AG
          ADR.........................    8,847
  1,000   Deutsche Telekom AG
          ADR.........................   16,630
    609   E.On AG ADR.................   21,023
    300   Hypo Real Estate Holding
          AG ADR......................   15,549
  1,500   Infineon Technologies AG
          ADR*........................   13,650
    200   RWE AG ADR..................   14,716
    200   Schering AG ADR.............   13,382
    285   Siemens AG ADR..............   24,393
                                       --------
                                        221,332
                                       --------
          Greece--0.6%
  2,155   National Bank of Greece
          ADR.........................   18,447
                                       --------
          Hong Kong--1.7%
  3,000   Bank of East Asia Ltd.
          ADR.........................    9,073
  3,000   CLP Holdings Ltd. ADR.......   17,411
    200   Hutchison Whampoa Ltd.
          ADR.........................    9,525
    100   MTR Corp. Ltd. ADR..........    1,967
  2,000   Sun Hung Kai Properties Ltd.
          ADR.........................   19,475
                                       --------
                                         57,451
                                       --------

Number Of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          Ireland--0.8%
    100   Allied Irish Banks PLC
          ADR......................... $  4,296
    200   Bank of Ireland ADR.........   12,662
    300   CRH PLC ADR.................    8,883
                                       --------
                                         25,841
                                       --------
          Italy--3.7%
    250   Bulgari SpA ADR.............   11,123
    460   Enel SpA ADR................   18,087
    180   Eni SpA ADR.................   25,103
    600   Fiat SpA ADR*...............    5,214
    500   Luxottica Group SpA
          ADR.........................   12,655
    166   Mediaset SpA ADR............    5,257
    700   Sanpaolo IMI SpA ADR........   21,875
    830   Telecom Italia SpA ADR......   21,878
                                       --------
                                        121,192
                                       --------
          Japan--25.7%
    200   Ajinomoto Co., Inc. ADR.....   20,452
  2,000   All Nippon Airways Co. Ltd.
          ADR.........................   16,267
    100   Asahi Glass Co. Ltd. ADR....   12,904
    300   Asahi Kasei Corp. ADR.......   20,283
    500   Dai Nippon Printing Co. Ltd.
          ADR.........................   17,792
    200   Daiwa Securities Group, Inc.
          ADR.........................   22,655
    400   Fujitsu Ltd. ADR............   15,216
    200   Hitachi Ltd. ADR............   13,480
    600   Honda Motor Co. Ltd.
          ADR.........................   17,382
  1,000   Japan Airlines System Corp.
          ADR.........................   13,598

See notes to financial statements.

         BNY Hamilton International Equity Crt Fund

         December 31, 2005

Number Of                                  US$
 Shares                                   Value
---------                                -------
          Common Stocks (Continued)
  1,000   Kawasaki Heavy Industries,
          Ltd. ADR...................... $14,573
  2,000   Kirin Brewery Co., Ltd.
          ADR...........................  23,220
    600   Kobe Steel Ltd. ADR...........   9,709
    500   Komatsu Ltd. ADR..............  33,059
    200   Kyocera Corp. ADR.............  14,634
    500   Marui Co. Ltd. ADR............  19,613
  1,000   Matsushita Electric Industrial
          Co., Ltd. ADR.................  19,380
    100   Meiji Seika Kaisha Ltd.
          ADR...........................   5,312
    200   Mitsubishi Electric Corp.
          ADR...........................  14,149
    100   Mitsubishi Estate Co. Ltd.
          ADR...........................  20,757
  2,000   Mitsubishi UFJ Financial
          ADR...........................  27,379
    100   Mitsui & Co. Ltd. ADR.........  25,700
    100   Mitsui Sumitomo Insurance
          Co. Ltd. ADR..................  12,226
  3,000   NEC Corp. ADR.................  18,570
  1,500   Nikko Cordial Corp.
          ADR...........................  23,740
  1,600   Nintendo Co. Ltd. ADR.........  24,146
    600   Nippon Telegraph and
          Telephone Corp. ADR...........  13,686
    300   Nippon Yusen Kabushiki
          Kaisha ADR....................  20,537
    850   Nissan Motor Co. Ltd.
          ADR...........................  17,374
  1,000   Nomura Holdings, Inc.
          ADR...........................  19,220

Number Of                             US$
 Shares                              Value
---------                           --------
          Common Stocks (Continued)
    600   NTT DoCoMo, Inc.
          ADR...................... $  9,192
    300   Oji Paper Co. Ltd. ADR...   17,716
  1,000   OLYMPUS Corp. ADR........   26,265
  1,000   Pioneer Corp. ADR........   13,800
    200   Ricoh Co. Ltd. ADR.......   17,600
    400   Sanyo Electric Co. Ltd.
          ADR*.....................    5,608
    400   Sony Corp. ADR...........   16,320
    700   Sumitomo Metal Industries
          Ltd. ADR.................   26,926
  2,000   Sumitomo Mitsui Financial
          Group, Inc. ADR..........   21,181
    200   TDK Corp. ADR............   13,860
    200   The Bank of Fukuoka Ltd.
          ADR......................   17,097
    200   The Bank of Yokohama Ltd.
          ADR......................   16,352
    200   The Shizuoka Bank Ltd.
          ADR......................   20,029
  2,000   The Sumitomo Trust and
          Banking Co. Ltd. ADR.....   20,419
    500   Toyota Motor Corp.
          ADR......................   52,310
                                    --------
                                     841,688
                                    --------
          Netherlands--5.6%
    500   ABN AMRO Holding NV
          ADR......................   13,070
    800   Aegon NV ADR.............   13,056
    100   Akzo Nobel NV ADR........    4,608
    200   ASML Holding NV
          ADR*.....................    4,016
    700   ING Groep NV ADR.........   24,373

See notes to financial statements.

         BNY Hamilton International Equity Crt Fund

         December 31, 2005

Number Of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
    900   Koninklijke (Royal) KPN
          NV ADR...................... $  9,036
    500   Koninklijke (Royal) Philips
          Electronics NV ADR..........   15,550
    450   Reed Elsevier NV ADR........   12,573
    650   Royal Dutch Shell PLC
          ADR, Class A................   39,969
    474   Royal Dutch Shell PLC
          ADR, Class B................   30,587
    100   TNT NV ADR..................    3,128
    200   Unilever NV ADR.............   13,730
                                       --------
                                        183,696
                                       --------
          New Zealand--0.2%
    200   Telecom Corp. of New
          Zealand Ltd. ADR............    6,536
                                       --------
          Norway--0.7%
    300   Orkla ASA ADR...............   12,383
    500   Statoil ASA ADR.............   11,480
                                       --------
                                         23,863
                                       --------
          Portugal--0.3%
    310   Electricidade de Portugal SA
          ADR.........................    9,570
                                       --------
          Singapore--0.8%
  1,250   Neptune Orient Lines Ltd.
          ADR.........................   10,104
  1,000   United Overseas Bank Ltd.
          ADR.........................   17,561
                                       --------
                                         27,665
                                       --------
          Spain--3.7%
  1,100   Banco Bilbao Vizcaya
          Argentaria SA ADR...........   19,635

Number Of                              US$
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
  2,000   Banco Santander Central
          Hispano SA ADR............ $ 26,380
  2,500   Corporacion Mapfre SA
          ADR.......................    8,227
    600   Endesa SA ADR.............   15,606
    450   NH Hoteles SA ADR.........   14,066
    400   Repsol YPF SA ADR.........   11,764
    576   Telefonica SA ADR.........   25,932
                                     --------
                                      121,610
                                     --------
          Sweden--2.4%
  1,200   AB SKF ADR................   16,812
    600   Atlas Copco AB ADR........   13,344
     50   Electrolux AB ADR.........    2,595
    300   Sandvik AB ADR............   13,947
    100   Svenska Cellulosa AB (SCA)
          ADR.......................    3,732
    520   Telefonaktiebolaget LM
          Ericsson ADR..............   17,888
    200   Volvo AB ADR..............    9,416
                                     --------
                                       77,734
                                     --------
          Switzerland--6.9%
  1,250   ABB Ltd. ADR*.............   12,150
    420   Credit Suisse Group ADR...   21,399
     10   Logitech International SA
          ADR*......................      468
    520   Nestle SA ADR.............   38,766
    750   Novartis AG ADR...........   39,360
    440   Roche Holding Ltd. ADR....   32,934
    400   Serono SA ADR.............    7,944
    186   Swiss Reinsurance Co.
          ADR.......................   13,577
    300   Swisscom AG ADR...........    9,453
    500   Syngenta AG ADR...........   12,455

See notes to financial statements.

         BNY Hamilton International Equity Crt Fund

         December 31, 2005

Number Of                            US$
 Shares                             Value
---------                          --------
          Common Stocks (Continued)
    389   UBS AG.................. $ 37,012
                                   --------
                                    225,518
                                   --------
          United Kingdom--22.0%
    950   Amvescap PLC ADR........   14,621
    300   Anglo American PLC
          ADR.....................   10,434
    500   AstraZeneca PLC ADR.....   24,300
  1,200   BAA PLC ADR.............   12,917
    450   BAE SYSTEMS PLC
          ADR.....................   11,797
    550   Barclays PLC ADR........   23,144
    220   BG Group PLC ADR........   10,927
    450   BHP Billiton PLC ADR....   14,675
  1,116   BP PLC ADR..............   71,669
    350   British American Tobacco
          PLC ADR.................   15,764
    350   British Sky Broadcasting
          Group PLC ADR...........   12,138
    290   BT Group PLC ADR........   11,130
    375   Cadbury Schweppes PLC
          ADR.....................   14,359
    316   Centrica PLC ADR........   13,820
  3,600   Compass Group PLC
          ADR.....................   13,627
  1,400   Corus Group PLC ADR.....   14,224
    250   Diageo PLC ADR..........   14,575
    460   Friends Provident PLC
          ADR.....................   14,965
    950   GlaxoSmithKline PLC
          ADR.....................   47,956
    774   GUS PLC ADR.............   13,713
    500   HBOS PLC ADR............   25,571
    780   HSBC Holdings PLC
          ADR.....................   62,766

Number Of                                    US$
 Shares                                     Value
---------                                ----------
          Common Stocks (Continued)
    250   Imperial Tobacco Group PLC
          ADR........................... $   15,123
  1,712   Kingfisher PLC ADR............     13,946
  1,320   Legal & General Group PLC
          ADR...........................     13,823
    525   Lloyds TSB Group PLC
          ADR...........................     17,745
    750   Prudential Corp. PLC
          ADR...........................     14,348
    350   Reed Elsevier PLC ADR.........     13,129
    820   Rentokil Initial PLC ADR......     11,508
    100   Rio Tinto PLC ADR.............     18,279
  1,300   Royal & Sun Alliance
          Insurance Group PLC
          ADR...........................     14,170
    800   Scottish & Southern Energy
          PLC ADR.......................     13,926
    350   Scottish Power PLC ADR........     13,083
    120   Smith & Nephew PLC
          ADR...........................      5,562
    866   Tesco PLC ADR.................     14,785
    325   Unilever PLC ADR..............     13,039
  2,090   Vodafone Group PLC
          ADR...........................     44,872
    300   Wolseley PLC ADR..............     12,834
                                         ----------
                                            719,264
                                         ----------
          Total Common Stocks
          (Cost $2,380,758).............  3,280,757
                                         ----------
          Total Investments
          (Cost $2,380,758) (a)--
          100.3%........................  3,280,757
          Liabilities in excess of other
          assets--(0.3%)................     (9,463)
                                         ----------
          Net Assets--100.0%............ $3,271,294
                                         ----------

See notes to financial statements.

         BNY Hamilton International Equity Crt Fund

         December 31, 2005


ADR American Depositary Receipt.
*  Non-income producing security.
(a)The cost of investments for Federal income tax purposes is $2,399,190. At December 31, 2005, net unrealized appreciation was $881,567 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $928,443 and aggregate gross unrealized depreciation of $46,876.

         BNY Hamilton International Equity CRT Fund

         Industry Diversification

         December 31, 2005

                                                               % OF
                                                              TOTAL
                                                 US$ Value  NET ASSETS
                                                ----------  ----------
          Advertising.......................... $    6,950      0.2%
          Aerospace/Defense....................     11,797      0.4
          Agriculture..........................     30,887      0.9
          Airlines.............................     38,712      1.2
          Auto Manufacturers...................    117,646      3.6
          Auto Parts & Equipment...............     25,080      0.8
          Banks................................    633,301     19.3
          Beverages............................     46,391      1.4
          Building Materials...................     48,468      1.5
          Chemicals............................     76,152      2.3
          Commercial Services..................     29,300      0.9
          Computers............................     29,544      0.9
          Cosmetics/Personal Care..............     14,815      0.5
          Distribution/Wholesale...............     38,534      1.2
          Diversified Financial Services.......     80,236      2.5
          Electric.............................    123,422      3.8
          Electrical Components & Equipment....     33,237      1.0
          Electronics..........................     48,754      1.5
          Engineering & Construction...........     25,067      0.8
          Entertainment........................     10,279      0.3
          Food.................................    149,893      4.6
          Food Service.........................     13,627      0.4
          Forest Products & Paper..............     31,248      1.0
          Gas..................................     13,820      0.4
          Hand/Machine Tools...................     13,947      0.4
          Healthcare--Products.................     18,217      0.6
          Holding Companies--Diversified.......      9,525      0.3
          Home Furnishings.....................     66,816      2.0
          Insurance............................    163,303      5.0
          Iron/Steel...........................     50,859      1.6
          Lodging..............................     14,066      0.4
          Machinery--Construction & Mining.....     46,403      1.4
          Machinery--Diversified...............     10,932      0.3
          Media................................     71,003      2.2
          Metal Fabricate/Hardware.............     16,812      0.5
          Mining...............................     68,501      2.1
          Miscellaneous Manufacturing..........     75,768      2.3
          Office/Business Equipment............     17,600      0.5
          Oil & Gas............................    268,267      8.2
          Pharmaceuticals......................    217,360      6.6
          Real Estate..........................     58,289      1.8
          Retail...............................     73,280      2.2
          Semiconductors.......................     17,666      0.5
          Software.............................     16,164      0.5
          Telecommunications...................    230,817      7.1
          Toys/Games/Hobbies...................     24,146      0.7
          Transportation.......................     35,736      1.1
          Water................................     18,120      0.6
                                                ----------    -----
          Total investments....................  3,280,757    100.3
          Liabilities in excess of other assets     (9,463)    (0.3)
                                                ----------    -----
          Net Assets........................... $3,271,294    100.0%
                                                ----------    -----

See notes to financial statements.

         BNY Hamilton INTERNATIONAL EQUITY CRT FUND

         Statement of Assets and Liabilities

         December 31, 2005

          ASSETS:
            Non-affiliated investments at market value,
             (Cost $2,380,758).......................... $  3,280,757
            Receivables:
             Investments sold...........................       28,219
             Reclaims...................................        6,366
             Due from Advisor...........................        6,161
             Dividends..................................        3,386
             Interest...................................           17
            Other assets................................        3,732
                                                         ------------
             Total Assets...............................    3,328,638
                                                         ------------
          LIABILITIES:
            Due to Custodian............................       17,851
            Payables:
             Services provided by The Bank of
              New York..................................          964
            Accrued expenses and other liabilities......       38,529
                                                         ------------
             Total Liabilities..........................       57,344
                                                         ------------
          NET ASSETS:................................... $  3,271,294
                                                         ------------
          SOURCES OF NET ASSETS:
            Capital stock @ par......................... $        378
            Paid in capital.............................    4,389,816
            Accumulated net realized loss on
             investments and foreign currency
             transactions...............................   (2,019,684)
            Net unrealized appreciation on
             investments and foreign currency
             denominated assets and liabilities.........      900,784
                                                         ------------
          Net Assets.................................... $  3,271,294
                                                         ------------
          INSTITUTIONAL SHARES:
            Net assets.................................. $  3,271,294
                                                         ------------
            Shares outstanding..........................      378,077
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       8.65
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

          INVESTMENT INCOME:
            Dividends (net of foreign withholding taxes
             of $15,413)................................. $  155,902
            Interest from affiliated fund................        802
                                                          ----------
                                                             156,704
                                                          ----------
          EXPENSES:
            Advisory.....................................     34,823
            Directors....................................     24,822
            Transfer agent...............................     15,606
            Registration and filings.....................     14,626
            Audit........................................     12,821
            Custodian....................................      8,226
            Administration...............................      6,080
            Legal........................................      3,078
            Other........................................      6,340
                                                          ----------
             Total Expenses..............................    126,422
            Fees waived and expenses reimbursed by The
             Bank of New York (Note 3)...................    (62,976)
                                                          ----------
             Net Expenses................................     63,446
                                                          ----------
             Net Investment Income.......................     93,258
                                                          ----------
          REALIZED AND UNREALIZED GAIN (LOSS)
           ON INVESTMENTS AND FOREIGN
           CURRENCY TRANSACTIONS:
            Net realized gain on:
             Investments.................................  1,148,803
             Foreign currency transactions...............        128
                                                          ----------
            Net realized gain on investments and foreign
             currency transactions.......................  1,148,931
                                                          ----------
            Decrease in unrealized appreciation/
             depreciation on:
             Investments.................................   (916,052)
             Foreign currency denominated assets and
              liabilities................................       (623)
                                                          ----------
            Net unrealized loss on investments and
             foreign currency denominated assets and
             liabilities.................................   (916,675)
                                                          ----------
            Net realized and unrealized gain on
             investments and foreign currency
             transactions................................    232,256
                                                          ----------
            Net increase in net assets resulting from
             operations.................................. $  325,514
                                                          ----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statements of Changes in Net Assets

                                                                                          Year Ended December 31,
                                                                                          -----------------------
                                                                                               2005         2004
                                                                                          -----------  ----------
Operations:
  Net investment income.................................................................. $    93,258  $   81,319
  Net realized gain on investments and foreign currency transactions.....................   1,148,931     385,510
  Increase (decrease) in unrealized appreciation/depreciation on investments and foreign
   currency denominated assets and liabilities...........................................    (916,675)    490,049
                                                                                          -----------  ----------
   Net increase in net assets resulting from operations..................................     325,514     956,878
                                                                                          -----------  ----------
Dividends to Shareholders:
  Dividends from net investment income...................................................     (94,549)    (82,694)
                                                                                          -----------  ----------
Capital Stock Transactions:
  Proceeds from capital stock sold.......................................................     804,411     403,475
  Proceeds from shares issued on reinvestment of
   dividends.............................................................................       9,078       3,626
  Value of capital stock repurchased.....................................................  (4,556,810)   (998,500)
                                                                                          -----------  ----------
   Net decrease in net assets resulting from capital stock transactions..................  (3,743,321)   (591,399)
                                                                                          -----------  ----------
     Increase (decrease) in Net Assets...................................................  (3,512,356)    282,785
Net Assets:
  Beginning of year......................................................................   6,783,650   6,500,865
                                                                                          -----------  ----------
  End of year............................................................................ $ 3,271,294  $6,783,650
                                                                                          -----------  ----------
Changes in Capital Stock Outstanding:
  Shares sold............................................................................     102,976      57,421
  Shares issued on reinvestment of dividends.............................................       1,049         468
  Shares repurchased.....................................................................    (577,849)   (139,848)
                                                                                          -----------  ----------
   Net decrease..........................................................................    (473,824)    (81,959)
  Shares outstanding, beginning of year..................................................     851,901     933,860
                                                                                          -----------  ----------
  Shares outstanding, end of year........................................................     378,077     851,901
                                                                                          -----------  ----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Financial Highlights

                                                                     Year Ended December 31,
                                                           -----------------------------------------
                                                            2005    2004    2003     2002      2001
                                                           ------  ------  ------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year...................... $ 7.96  $ 6.96  $ 5.15  $  6.22   $  8.22
                                                           ------  ------  ------  -------   -------
Gain (loss) from investment operations
Net investment income (a).................................   0.15    0.09    0.06     0.04      0.02
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions...........................   0.79    1.01    1.82    (1.08)    (2.00)
                                                           ------  ------  ------  -------   -------
 Total from investment operations.........................   0.94    1.10    1.88    (1.04)    (1.98)
                                                           ------  ------  ------  -------   -------
Dividends
Dividends from net investment income......................  (0.25)  (0.10)  (0.07)   (0.03)    (0.02)
                                                           ------  ------  ------  -------   -------
Net asset value at end of year............................ $ 8.65  $ 7.96  $ 6.96  $  5.15   $  6.22
                                                           ------  ------  ------  -------   -------
TOTAL RETURN:
Total investment return based on net asset value (b)......  11.79%  15.80%  36.62%  (16.68)%  (24.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)................. $3,271  $6,784  $6,501  $ 6,675   $ 7,186
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................................   1.22%   1.22%   1.22%    1.22%     1.22%
 Expenses, prior to waiver from The Bank
   of New York............................................   2.43%   2.59%   3.94%    3.66%     4.38%
 Net investment income, net of waiver from The Bank
   of New York............................................   1.80%   1.26%   1.07%    0.63%     0.29%
Portfolio turnover rate...................................     17%     25%     90%      37%       48%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Schedule of Investments

         December 31, 2005

Number of
 Shares                                Value
---------                             --------
          Common Stocks--96.7%
          Aerospace/Defense--1.8%
  1,950   United Technologies Corp... $109,025
                                      --------
          Banks--5.2%
  2,780   Bank of America Corp.......  128,297
  2,530   North Fork Bancorp, Inc....   69,221
  2,300   Wachovia Corp..............  121,578
                                      --------
                                       319,096
                                      --------
          Beverages--2.1%
  2,230   PepsiCo, Inc...............  131,748
                                      --------
          Biotechnology--2.8%
  1,290   Amgen, Inc.*...............  101,729
  1,060   Celgene Corp.*.............   68,688
                                      --------
                                       170,417
                                      --------
          Chemicals--2.7%
  1,100   Air Products and Chemicals,
          Inc........................   65,109
  2,305   duPont (E.I.) de Nemours &
          Co.........................   97,963
                                      --------
                                       163,072
                                      --------
          Commercial Services--3.1%
  4,390   Accenture Ltd. (Bermuda)...  126,739
  2,320   ARAMARK Corp., Class B.....   64,450
                                      --------
                                       191,189
                                      --------
          Computers--4.6%
  2,700   Dell, Inc.*................   80,973
  7,540   EMC Corp.*.................  102,695
  1,195   International Business
          Machines Corp..............   98,229
                                      --------
                                       281,897
                                      --------

Number of
 Shares                                     Value
---------                                  --------
          Common Stocks (continued)
          Cosmetics/Personal Care--4.3%
  2,240   Avon Products, Inc.............. $ 63,952
  1,700   Colgate-Palmolive Co............   93,245
  1,902   Procter & Gamble Co.............  110,088
                                           --------
                                            267,285
                                           --------
          Diversified Financial Services--6.2%
  3,823   Citigroup, Inc..................  185,530
  1,730   Morgan Stanley..................   98,160
    780   The Goldman Sachs Group,
          Inc.............................   99,614
                                           --------
                                            383,304
                                           --------
          Electric--1.5%
  3,450   Duke Energy Corp................   94,703
                                           --------
          Electronics--1.0%
  1,000   Fisher Scientific International,
          Inc.*...........................   61,860
                                           --------
          Food--4.4%
  3,340   Campbell Soup Co................   99,432
  3,220   Safeway, Inc....................   76,185
  3,160   SYSCO Corp......................   98,118
                                           --------
                                            273,735
                                           --------
          Healthcare-Products--3.8%
  2,535   Johnson & Johnson...............  152,354
  1,180   Zimmer Holdings, Inc.*..........   79,579
                                           --------
                                            231,933
                                           --------
          Insurance--5.3%
  2,550   American International
          Group, Inc......................  173,986
  1,100   The Allstate Corp...............   59,477
  2,125   The St. Paul Travelers Cos.,
          Inc.............................   94,924
                                           --------
                                            328,387
                                           --------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         December 31, 2005

Number of
 Shares                               value
---------                            --------
          Common Stocks (Continued)
          Machinery-Construction & Mining--1.2%
  1,240   Caterpillar, Inc.......... $ 71,635
                                     --------
          Media--3.0%
  3,550   Comcast Corp., Class A*...   91,200
  1,940   The E.W. Scripps Co.......   93,158
                                     --------
                                      184,358
                                     --------
          Miscellaneous Manufacturing--8.8%
  1,470   3M Co.....................  113,925
  1,460   Eaton Corp................   97,951
  6,585   General Electric Co.......  230,804
  2,740   Honeywell International,
          Inc.......................  102,065
                                     --------
                                      544,745
                                     --------
          Oil & Gas--6.7%
  2,185   BP PLC ADR (Great
          Britain)..................  140,321
  2,985   Exxon Mobil Corp..........  167,667
    810   Total SA ADR (France).....  102,384
                                     --------
                                      410,372
                                     --------
          Oil & Gas Services--2.1%
  1,320   Schlumberger Ltd..........  128,238
                                     --------
          Pharmaceuticals--7.4%
  1,700   Abbott Laboratories.......   67,031
  1,350   Caremark Rx, Inc.*........   69,916
  1,190   Gilead Sciences, Inc.*....   62,630
  5,500   Pfizer, Inc...............  128,259
  1,400   Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)..................   60,214
  1,410   Wyeth.....................   64,959
                                     --------
                                      453,009
                                     --------

Number of
 Shares                                  value
---------                              ----------
          Common Stocks (Continued)
          Pipelines--1.3%
  3,580   The Williams Cos., Inc...... $   82,949
                                       ----------
          REITS--2.4%
  2,080   Duke Realty Corp............     69,472
  4,200   Host Marriott Corp..........     79,590
                                       ----------
                                          149,062
                                       ----------
          Retail--3.8%
  2,400   Family Dollar Stores, Inc...     59,496
  2,060   The Home Depot, Inc.........     83,389
  2,000   Wal-Mart Stores, Inc........     93,600
                                       ----------
                                          236,485
                                       ----------
          Semiconductors--2.5%
  3,700   Applied Materials, Inc......     66,378
  3,500   Intel Corp..................     87,360
                                       ----------
                                          153,738
                                       ----------
          Software--2.5%
  5,980   Microsoft Corp..............    156,377
                                       ----------
          Telecommunications--4.7%
  6,215   Cisco Systems, Inc.*........    106,401
  3,700   Nokia Corp. ADR
          (Finland)...................     67,710
  4,970   Sprint Nextel Corp..........    116,099
                                       ----------
                                          290,210
                                       ----------
          Transportation--1.5%
  1,245   United Parcel Service, Inc.,
          Class B.....................     93,562
                                       ----------
          Total Common Stocks
          (Cost $5,686,300)...........  5,962,391
                                       ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         December 31, 2005

Number of
 Shares                                       value
---------                                  ----------
          Exchange Traded Funds--2.7%
  4,060   Financial Select Sector SPDR
          Fund............................ $  128,580
  1,970   Technology Select Sector
          SPDR Fund.......................     41,173
                                           ----------
          Total Exchange Traded
          Funds
          (Cost $172,478).................    169,753
                                           ----------
          Money Market Fund--1.3%
 80,968   BNY Hamilton Money Fund
          (Institutional Shares), 4.21%(a)
          (Cost $80,968)..................     80,968
                                           ----------
          Total Investments
          (Cost $5,939,746) (b)--
          100.7%..........................  6,213,112
          Liabilities in excess of other
          assets--(0.7%)..................    (45,160)
                                           ----------
          Net Assets--100.0%.............. $6,167,952
                                           ----------

ADR American Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $6,283,220. At December 31, 2005, net unrealized depreciation was $70,108 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $377,412 and aggregate gross unrealized depreciation of $447,520.

See notes to financial statements.

         BNY Hamilton LARGE CAP GROWTH CRT FUND

         Statement of Assets and Liabilities

         December 31, 2005

          ASSETS:
            Non-affiliated investments at market value,
             (Cost $5,858,778).......................... $  6,132,144
            Affiliated investments at market value,
             (Cost $80,968).............................       80,968
            Receivables:
             Dividends..................................        6,084
             Due from Advisor...........................        5,441
             Interest...................................          356
            Other assets................................        3,699
                                                         ------------
             Total Assets...............................    6,228,692
                                                         ------------
          LIABILITIES:
            Payables:
             Services provided by The Bank of
              New York..................................          606
            Accrued expenses and other liabilities......       60,134
                                                         ------------
             Total Liabilities..........................       60,740
                                                         ------------
          NET ASSETS:................................... $  6,167,952
                                                         ------------
          SOURCES OF NET ASSETS:
            Capital stock @ par......................... $        822
            Paid in capital.............................   12,317,759
            Accumulated net realized loss on
             investments................................   (6,423,995)
            Net unrealized appreciation on
             investments................................      273,366
                                                         ------------
          Net Assets.................................... $  6,167,952
                                                         ------------
          INSTITUTIONAL SHARES:
            Net assets.................................. $  6,167,952
                                                         ------------
            Shares outstanding..........................      821,562
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       7.51
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

          INVESTMENT INCOME:
            Dividends (net of foreign withholding taxes of
             $523)......................................... $ 176,933
            Interest from affiliated fund..................     5,890
            Interest.......................................       710
                                                            ---------
             Total Income..................................   183,533
                                                            ---------
          EXPENSES:
            Advisory.......................................    58,749
            Directors......................................    24,831
            Transfer agent.................................    15,801
            Registration and filings.......................    14,636
            Audit..........................................    11,773
            Administration.................................    11,406
            Custodian......................................     8,705
            Legal..........................................     3,517
            Insurance......................................       210
            Other..........................................     4,267
                                                            ---------
             Total Expenses................................   153,895
            Fees waived and expenses reimbursed by The
             Bank of New York (Note 3).....................   (75,561)
                                                            ---------
             Net Expenses..................................    78,334
                                                            ---------
             Net Investment Income.........................   105,199
                                                            ---------
          REALIZED AND UNREALIZED GAIN (LOSS)
           ON INVESTMENTS:
            Net realized gain on investments...............   358,987
            Decrease in unrealized appreciation/
             depreciation on investments...................  (267,511)
                                                            ---------
            Net realized and unrealized gain on
             investments...................................    91,476
                                                            ---------
            Net increase in net assets resulting from
             operations.................................... $ 196,675
                                                            ---------

See notes to financial statements.

         BNY Hamilton LARGE CAP GROWTH CRT FUND

         Statements of Changes in Net Assets

                                                                               Year Ended December 31,
                                                                              ------------------------
                                                                                   2005         2004
                                                                              -----------  -----------
OPERATIONS:
  Net investment income...................................................... $   105,199  $   142,216
  Net realized gain (loss) on investments....................................     358,987     (331,071)
  Increase (decrease) in unrealized appreciation/depreciation on investments.    (267,511)     861,922
                                                                              -----------  -----------
   Net increase in net assets resulting from operations......................     196,675      673,067
                                                                              -----------  -----------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income.......................................    (104,109)    (140,430)
                                                                              -----------  -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold...........................................     358,963      653,850
  Proceeds from shares issued on reinvestment of
   dividends.................................................................       4,191        5,487
  Value of capital stock repurchased.........................................  (8,079,787)  (1,427,137)
                                                                              -----------  -----------
  Net decrease in net assets resulting from capital stock transactions.......  (7,716,633)    (767,800)
                                                                              -----------  -----------
   Decrease in Net Assets....................................................  (7,624,067)    (235,163)
NET ASSETS:
  Beginning of year..........................................................  13,792,019   14,027,182
                                                                              -----------  -----------
  End of year (includes undistributed net investment income of $345 at
   December 31, 2004)........................................................ $ 6,167,952  $13,792,019
                                                                              -----------  -----------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold................................................................      47,537       91,152
  Shares issued on reinvestment of dividends.................................         569          772
  Shares repurchased.........................................................  (1,111,045)    (201,323)
                                                                              -----------  -----------
   Net decrease..............................................................  (1,062,939)    (109,399)
  Shares outstanding, beginning of year......................................   1,884,501    1,993,900
                                                                              -----------  -----------
  Shares outstanding, end of year............................................     821,562    1,884,501
                                                                              -----------  -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Financial Highlights

                                                                  Year Ended December 31,
                                                       -------------------------------------------
                                                        2005     2004     2003     2002      2001
                                                       ------  -------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 7.32  $  7.04  $  5.75  $  7.54   $ 10.03
                                                       ------  -------  -------  -------   -------
Gain (loss) from investment operations
Net investment income(a)..............................   0.08     0.07     0.06     0.05      0.05
Net realized and unrealized gain (loss) on investments   0.19     0.28     1.28    (1.79)    (2.50)
                                                       ------  -------  -------  -------   -------
 Total from investment operations.....................   0.27     0.35     1.34    (1.74)    (2.45)
                                                       ------  -------  -------  -------   -------
Dividends
Dividends from net investment income..................  (0.08)   (0.07)   (0.05)   (0.05)    (0.04)
                                                       ------  -------  -------  -------   -------
Net asset value at end of year........................ $ 7.51  $  7.32  $  7.04  $  5.75   $  7.54
                                                       ------  -------  -------  -------   -------
TOTAL RETURN:
Total investment return based on net asset value(b)...   3.75%    5.20%   23.42%  (22.85)%  (24.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $6,168  $13,792  $14,027  $15,333   $17,514
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York........................................   0.80%    0.80%    0.80%    0.80%     0.80%
 Expenses, prior to waiver from The Bank
   of New York........................................   1.57%    1.54%    1.47%    1.71%     2.11%
 Net investment income, net of waiver from The Bank
   of New York........................................   1.07%    1.04%    0.88%    0.84%     0.58%
Portfolio turnover rate...............................     68%      42%      24%      21%       16%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Schedule of Investments

         December 31, 2005

Number Of
 Shares                               Value
---------                            --------
          Common Stocks--59.2%
          Aerospace/Defense--0.3%
    870   BE Aerospace, Inc.*....... $ 19,140
                                     --------
          Apparel--1.4%
    570   Oxford Industries, Inc....   31,179
  1,980   Wolverine World Wide,
          Inc.......................   44,471
                                     --------
                                       75,650
                                     --------
          Banks--2.1%
    700   Boston Private Financial
          Holdings, Inc.............   21,294
    308   Community Banks, Inc......    8,624
    100   The South Financial Group,
          Inc.......................    2,754
  3,850   UCBH Holdings, Inc........   68,838
    100   Westamerica Bancorp.......    5,307
    180   Wilmington Trust Corp.....    7,004
                                     --------
                                      113,821
                                     --------
          Biotechnology--2.7%
  1,550   Charles River Laboratories
          International, Inc.*......   65,673
  1,600   Martek Biosciences
          Corp.*....................   39,376
  1,080   Nektar Therapeutics*......   17,777
  3,880   Tercica, Inc.*............   27,820
                                     --------
                                      150,646
                                     --------
          Chemicals--0.4%
    750   Airgas, Inc...............   24,675
                                     --------
          Commercial Services--3.2%
    160   Corrections Corp. of
          America*..................    7,195
  1,390   CoStar Group, Inc.*.......   60,007

Number Of
 Shares                                Value
---------                             --------
          Common Stocks (Continued)
    690   CRA International, Inc.*... $ 32,906
    500   Educate, Inc.*.............    5,900
  1,220   Education Management
          Corp.*.....................   40,882
    775   Forrester Research, Inc.*..   14,531
    400   LECG Corp.*................    6,952
  1,100   The Princeton Review,
          Inc.*......................    5,665
                                      --------
                                       174,038
                                      --------
          Computers--1.4%
    950   Kronos, Inc.*..............   39,767
    350   M-Systems Flash Disk
          Pioneers Ltd. (Israel)*....   11,592
    800   Manhattan Associates, Inc.*   16,384
    310   Palm, Inc.*................    9,858
                                      --------
                                        77,601
                                      --------
          Distribution/Wholesale--0.6%
    900   SCP Pool Corp..............   33,498
                                      --------
          Diversified Financial Services--1.1%
    990   National Financial Partners
          Corp.......................   52,025
    180   Piper Jaffray Cos., Inc.*..    7,272
                                      --------
                                        59,297
                                      --------
          Electronics--3.0%
  1,260   Cogent, Inc.*..............   28,577
  1,000   Coherent, Inc.*............   29,680
    750   Daktronics, Inc............   22,178
  1,610   Plexus Corp.*..............   36,611
  1,300   Trimble Navigation Ltd.*...   46,137
                                      --------
                                       163,183
                                      --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2005

Number of
 Shares                                 Value
---------                              -------
          Common Stocks (Continued)
          Energy-Alternate Sources--0.5%
  1,690   KFx, Inc.*.................. $28,916
                                       -------
          Engineering & Construction--0.8%
    360   Dycom Industries, Inc.*.....   7,920
  1,155   The Shaw Group, Inc.*.......  33,599
                                       -------
                                        41,519
                                       -------
          Environmental Control--0.3%
    510   Waste Connections, Inc.*....  17,575
                                       -------
          Food--1.4%
  1,725   Performance Food Group
          Co.*........................  48,938
  1,150   United Natural Foods,
          Inc.*.......................  30,360
                                       -------
                                        79,298
                                       -------
          Healthcare-Products--6.7%
  1,550   American Medical Systems
          Holdings*...................  27,637
  1,420   Digirad Corp.*..............   5,708
    300   IDEXX Laboratories, Inc.*...  21,594
  1,000   Immucor, Inc.*..............  23,360
  3,260   Merit Medical Systems,
          Inc.*.......................  39,576
  1,440   NuVasive, Inc.*.............  26,064
  1,595   PSS World Medical, Inc.*....  23,670
  1,550   Respironics, Inc.*..........  57,458
    600   Shamir Optical Industry Ltd.
          (Israel)*...................   6,810
  1,670   Sybron Dental Specialties,
          Inc.*.......................  66,482
  1,110   Symmetry Medical, Inc.*.....  21,523

Number of
 Shares                              Value
---------                           --------
          Common Stocks (Continued)
  2,370   Wright Medical Group,
          Inc.*.................... $ 48,348
                                    --------
                                     368,230
                                    --------
          Healthcare-Services--2.7%
  1,180   American Healthways,
          Inc.*....................   53,395
  1,260   Centene Corp.*...........   33,125
  1,285   United Surgical Partners
          International, Inc.*.....   41,313
  1,530   VistaCare, Inc.*.........   19,125
                                    --------
                                     146,958
                                    --------
          Household Products/Wares--2.6%
    900   Central Garden & Pet
          Co.*.....................   41,346
  1,510   Fossil, Inc.*............   32,480
  5,420   Prestige Brands Holdings,
          Inc.*....................   67,750
                                    --------
                                     141,576
                                    --------
          Insurance--1.0%
  1,145   ProAssurance Corp.*......   55,693
                                    --------
          Internet--3.7%
    640   Blue Coat Systems, Inc.*.   29,261
    580   F5 Networks, Inc.*.......   33,170
    970   j2 Global Communications,
          Inc.*....................   41,457
  2,720   RSA Security, Inc.*......   30,546
  5,540   Sapient Corp.*...........   31,523
  4,600   TIBCO Software, Inc.*....   34,362
                                    --------
                                     200,319
                                    --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2005

Number of
 Shares                                Value
---------                             --------
          Common Stocks (Continued)
          Lodging--0.7%
    850   Gaylord Entertainment
          Co.*....................... $ 37,052
                                      --------
          Machinery-Diversified--0.2%
    250   UNOVA, Inc.*...............    8,450
                                      --------
          Media--0.7%
  1,340   Scholastic Corp.*..........   38,203
                                      --------
          Miscellaneous Manufacturing--0.6%
    300   Acuity Brands, Inc.........    9,540
    580   Flanders Corp.*............    7,053
    790   Hexcel Corp.*..............   14,259
                                      --------
                                        30,852
                                      --------
          Oil & Gas--1.3%
    300   Atwood Oceanics, Inc.*.....   23,409
  3,590   Grey Wolf, Inc.*...........   27,751
    500   Todco, Class A.............   19,030
                                      --------
                                        70,190
                                      --------
          Oil & Gas Services--2.2%
    900   Core Laboratories NV
          (Netherlands)*.............   33,624
    150   Hercules Offshore, Inc.*...    4,262
    760   Oceaneering International,
          Inc.*......................   37,833
  2,170   Superior Energy Services,
          Inc.*......................   45,678
                                      --------
                                       121,397
                                      --------
          Pharmaceuticals--3.5%
    625   Amylin Pharmaceuticals,
          Inc.*......................   24,950

Number of
 Shares                                Value
---------                             --------
          Common Stocks (Continued)
  1,950   Connetics Corp.*........... $ 28,178
    650   Cubist Pharmaceuticals,
          Inc.*......................   13,813
  4,650   Discovery Laboratories,
          Inc.*......................   31,062
    360   Neurocrine Biosciences,
          Inc.*......................   22,583
  2,480   VCA Antech, Inc.*..........   69,935
                                      --------
                                       190,521
                                      --------
          Retail--6.1%
  3,820   A.C. Moore Arts & Crafts,
          Inc.*......................   55,581
  1,390   AnnTaylor Stores Corp.*....   47,983
  2,200   Dick's Sporting Goods,
          Inc.*......................   73,127
  4,050   Hot Topic, Inc.*...........   57,713
    320   MarineMax, Inc.*...........   10,102
  3,000   PETCO Animal Supplies,
          Inc.*......................   65,850
    440   PF Chang's China Bistro,
          Inc.*......................   21,837
                                      --------
                                       332,193
                                      --------
          Savings & Loans--0.8%
    780   Commercial Capital Bancorp,
          Inc........................   13,354
    450   Dime Community
          Bancshares.................    6,575
    900   Flushing Financial Corp....   14,012
    410   PFF Bancorp, Inc...........   12,513
                                      --------
                                        46,454
                                      --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2005

 NUMBER
OF SHARES                                VALUE
---------                              ----------
          Common Stocks (Continued)
          Semiconductors--3.6%
    500   Cabot Microelectronics
          Corp.*...................... $   14,665
  2,100   Entegris, Inc.*.............     19,782
    768   FormFactor, Inc.*...........     18,762
  2,750   O2Micro International Ltd.
          ADR (Cayman Islands)*.......     27,995
  1,750   Semtech Corp.*..............     31,955
  1,630   Tessera Technologies,
          Inc.*.......................     42,136
  2,500   Zoran Corp.*................     40,525
                                       ----------
                                          195,820
                                       ----------
          Software--0.6%
    865   FileNET Corp.*..............     22,360
  1,000   Phase Forward, Inc.*........      9,750
                                       ----------
                                           32,110
                                       ----------
          Telecommunications--1.7%
  2,310   Ixia*.......................     34,142
  2,190   NETGEAR, Inc.*..............     42,157
  3,300   RF Micro Devices, Inc.*.....     17,853
                                       ----------
                                           94,152
                                       ----------
          Transportation--1.3%
    290   Forward Air Corp............     10,629
    635   UTi Worldwide, Inc. (British
          Virgin Islands).............     58,953
                                       ----------
                                           69,582
                                       ----------
          Total Common Stocks
          (Cost $3,027,236)...........  3,238,609
                                       ----------

 NUMBER
OF SHARES                                    VALUE
---------                                  ----------
          Money Market Fund--1.6%
 86,237   BNY Hamilton Money Fund
          (Institutional Shares), 4.21%(a)
          (Cost $86,237).................. $   86,237
                                           ----------
          Total Investments
          (Cost $3,113,473) (b)--
          60.8%...........................  3,324,846
          Other assets less liabilities--
          39.2%...........................  2,144,927
                                           ----------
          Net Assets--100.0%.............. $5,469,773
                                           ----------

ADR American Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7-day yield at December 31, 2005.
(b)The cost of investments for Federal income tax purposes is $3,337,347. At December 31, 2005, net unrealized depreciation was $12,501 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $444,435 and aggregate gross unrealized depreciation of $456,936.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statement of Assets and Liabilities

         December 31, 2005

          Assets:
            Non-affiliated investments at market value,
             (Cost $3,027,236).......................... $  3,238,609
            Affiliated investments at market value,
             (Cost $86,237).............................       86,237
            Receivables:
             Investments sold...........................    2,168,495
             Due from Advisor...........................        6,513
             Dividends..................................          760
             Interest...................................          420
            Other assets................................        4,003
                                                         ------------
             Total Assets...............................    5,505,037
                                                         ------------
          Liabilities:
            Payables:
             Services provided by The Bank of New
              York......................................        2,519
            Accrued expenses and other liabilities......       32,745
                                                         ------------
             Total Liabilities..........................       35,264
                                                         ------------
          Net Assets:................................... $  5,469,773
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $        520
            Paid in capital.............................    5,148,917
            Accumulated net realized gain on
             investments................................      108,963
            Net unrealized appreciation on
             investments................................      211,373
                                                         ------------
          Net Assets.................................... $  5,469,773
                                                         ------------
          Institutional Shares:
            Net assets.................................. $  5,469,773
                                                         ------------
            Shares outstanding..........................      519,635
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.53
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2005

            Investment Income:
              Dividends................................. $  15,809
              Interest from affiliated fund.............     4,408
                                                         ---------
               Total Income.............................    20,217
                                                         ---------
            Expenses:
              Advisory..................................    55,600
              Directors.................................    24,819
              Transfer agent............................    18,640
              Custodian.................................    15,532
              Registration and filings..................    14,317
              Audit.....................................    11,814
              Administration............................     8,541
              Legal.....................................     3,041
              Other.....................................     5,089
                                                         ---------
               Total Expenses...........................   157,393
            Fees waived and expenses reimbursed by The
             Bank of New York (Note 3)..................   (86,234)
                                                         ---------
               Net Expenses.............................    71,159
                                                         ---------
               Net Investment Loss......................   (50,942)
                                                         ---------
            Realized and Unrealized Gain (Loss)
             on Investments:
              Net realized gain on investments..........   710,188
              Decrease in unrealized appreciation/
               depreciation on investments..............  (903,631)
                                                         ---------
              Net realized and unrealized loss on
               investments..............................  (193,443)
                                                         ---------
              Net decrease in net assets resulting from
               operations............................... $(244,385)
                                                         ---------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statements of Changes in Net Assets


                                                                               Year Ended December 31,
                                                                              ------------------------
                                                                                   2005         2004
                                                                              -----------  -----------
Operations:
  Net investment loss........................................................ $   (50,942) $   (61,111)
  Net realized gain on investments...........................................     710,188      408,018
  Increase (decrease) in unrealized appreciation/depreciation on investments.    (903,631)     215,748
                                                                              -----------  -----------
   Net increase (decrease) in net assets resulting from operations...........    (244,385)     562,655
                                                                              -----------  -----------
Distributions to Shareholders:
  Distributions from capital gains...........................................     (80,024)          --
                                                                              -----------  -----------
Capital Stock Transactions:
  Proceeds from capital stock sold...........................................     459,676      820,981
  Proceeds from shares issued on reinvestment of distributions...............      41,644           --
  Value of capital stock repurchased.........................................  (4,751,119)  (1,543,455)
                                                                              -----------  -----------
  Net decrease in net assets resulting from capital stock transactions.......  (4,249,799)    (722,474)
                                                                              -----------  -----------
   Decrease in Net Assets....................................................  (4,574,208)    (159,819)
Net Assets:
  Beginning of year..........................................................  10,043,981   10,203,800
                                                                              -----------  -----------
  End of year................................................................ $ 5,469,773  $10,043,981
                                                                              -----------  -----------
Changes in Capital Stock Outstanding:
  Shares sold................................................................      43,677       79,837
  Shares issued on reinvestment of distributions.............................       3,929           --
  Shares repurchased.........................................................    (438,973)    (147,996)
                                                                              -----------  -----------
   Net decrease..............................................................    (391,367)     (68,159)
  Shares outstanding, beginning of year......................................     911,002      979,161
                                                                              -----------  -----------
  Shares outstanding, end of year............................................     519,635      911,002
                                                                              -----------  -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Financial Highlights


                                                                Year Ended December 31,
                                                    ---------------------------------------------
                                                      2005     2004      2003      2002      2001
                                                    ------   -------   -------   -------   ------
PER SHARE DATA:
Net asset value at beginning of year............... $11.03   $ 10.42   $  7.55   $  9.77   $10.85
                                                    ------   -------   -------   -------   ------
Gain (loss) from investment operations
Net investment loss(a).............................  (0.07)    (0.07)    (0.04)    (0.04)   (0.02)
Net realized and unrealized gain (loss) on
  investments......................................  (0.27)     0.68      2.91     (2.18)   (1.06)
                                                    ------   -------   -------   -------   ------
 Total from investment operations..................  (0.34)     0.61      2.87     (2.22)   (1.08)
                                                    ------   -------   -------   -------   ------
Distributions
Distributions from capital gains...................  (0.16)       --        --        --       --
                                                    ------   -------   -------   -------   ------
Net asset value at end of year..................... $10.53   $ 11.03   $ 10.42   $  7.55   $ 9.77
                                                    ------   -------   -------   -------   ------
TOTAL RETURN:
Total investment return based on net asset value(b)  (3.14)%    5.85%    38.01%   (22.72)%  (9.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).......... $5,470   $10,044   $10,204   $ 8,139   $8,823
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York.....................................   0.96%     0.96%     0.96%     0.96%    0.96%
 Expenses, prior to waiver from The Bank
   of New York.....................................   2.12%     2.13%     2.20%     2.63%    3.24%
 Net investment loss, net of waiver from The Bank
   of New York.....................................  (0.69)%   (0.63)%   (0.44)%   (0.46)%  (0.22)%
Portfolio turnover rate............................     70%       58%       45%       27%      47%

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         Notes to Financial Statements

1. Organization

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-one separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the ''Funds''), which consists of three series: BNY Hamilton International Equity CRT Fund ("International Equity CRT Fund"), BNY Hamilton Large Cap Growth CRT Fund (''Large Cap Growth CRT Fund''), and BNY Hamilton Small Cap Growth CRT Fund (''Small Cap Growth CRT Fund''), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  The following are the investment objectives of each of the Funds:

.. International Equity CRT Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

.. Large Cap Growth CRT Fund--To provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration;

.. Small Cap Growth CRT Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated in U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  Each Fund pays dividends and capital gains distributions, if any, at least annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain for-eign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Funds' financial statements are reasonable and prudent; however actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment advisor (the ''Advisor''). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                % of Average
                              Daily Net Assets
                              ----------------
International Equity CRT Fund       .50%
Large Cap Growth CRT Fund....       .60%
Small Cap Growth CRT Fund....       .75%

  Effective July 1, 2005, except for the International Equity CRT Fund, the above rates are reduced by .05% on net assets in excess of $500 million and an additional .05% on net assets in excess of $1 billion.

  Prior to July 1, 2005, the Advisory fee for the International Equity CRT Fund was payable monthly at an annual rate of .75%.

  Effective July 1, 2005, The Bank of New York serves as the Funds' administrator (the "Administrator"). Prior to July 1, 2005, BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acted as the Funds' administrator and assisted in supervising the operations of the Funds. The Bank of New York is not an affiliated party of BNY Hamilton Distributors, Inc.

  The Administrator provides facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to BISYS Fund Services, Ohio, Inc. under the terms of sub-administration agreement. Prior to July 1, 2005, The Bank of New York served as the sub-administrator.

  Effective July 1, 2005, the Administrator's fee is payable monthly at a rate of .10% on each Fund's average daily net assets. Prior to July 1, 2005, the Administrator's fee was payable monthly at a rate of .125% on each Fund's first $300 million of the average daily net assets and at a rate of .10% on each Fund's average daily net assets in excess of $300 million.

  During the year ended December 31, 2005, The Bank of New York received the following amounts under the administration and sub-administration agreements:

                              Amount
                              ------
International Equity CRT Fund $5,070
Large Cap Growth CRT Fund....  9,511
Small Cap Growth CRT Fund....  7,125

  In addition to acting as Sub-Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian (''Custodian''). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2005 is shown on its respective Statement of Operations under the caption ''Earnings Credit Adjustment.'' For the year ended December 31, 2005, none of the Funds earned any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees in the amount of $34, $7 and $73 for the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund, respectively, are included under the caption "Other" in the Statement of Operations.

  Since inception, The Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

International Equity CRT Fund........... 1.22%
Large Cap Growth CRT Fund...............  .80%
Small Cap Growth CRT Fund...............  .96%

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously, these arrangements were voluntary and could be revoked at any time.

4. Portfolio Securities

  For the year ended December 31, 2005, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                         Purchases     Sales
                                         ---------- -----------
International Equity CRT Fund........... $  876,567 $ 4,647,908
Large Cap Growth CRT Fund...............  6,285,960  13,614,994
Small Cap Growth CRT Fund...............  4,905,153  11,282,745

  There were no purchases or sales of U.S. Government Securities for the year ended December 31, 2005.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2005 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                         Capital Loss
                                         Carryforward Expiration
                                         ------------ ----------
International Equity CRT Fund...........  $  442,324     2010
                                           1,558,928     2011
Large Cap Growth CRT Fund...............     939,497     2009
                                           3,363,090     2010
                                             732,900     2011
                                           1,045,034     2012

  During the year ended December 31, 2005, the International Equity CRT Fund, Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund utilized capital loss carryforwards of $1,155,446, $619,665 and $447,437, respectively, to offset realized gains.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

                                          Distributions Paid From:
                                      ---------------------------------
                                                   Net        Total
                                                Long Term    Taxable
                                      Ordinary   Capital  Distributions
                                       Income     Gains       Paid
                                      --------  --------- -------------
        International Equity CRT Fund $ 94,549*       --    $ 94,549
        Large Cap Growth CRT Fund....  104,109        --     104,109
        Small Cap Growth CRT Fund....       --   $80,024      80,024

*Amount is net of Foreign Tax Credits of $15,173.

  The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

                                          Distributions Paid From:
                                      ---------------------------------
                                                   Net        Total
                                                Long Term    Taxable
                                      Ordinary   Capital  Distributions
                                       Income     Gains       Paid
                                      --------  --------- -------------
        International Equity CRT Fund $ 82,694*    --       $ 82,694
        Large Cap Growth CRT Fund....  140,430     --        140,430
        Small Cap Growth CRT Fund....       --     --             --

*Amount is net of Foreign Tax Credits of $13,572.

  As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                               Undistributed
                              Ordinary Income/ Accumulated    Unrealized            Total
                                Accumulated    Capital and  Appreciation/        Accumulated
                                  Earnings     Other Losses (Depreciation)    Earnings/(Deficit)
                              ---------------- ------------ --------------    ------------------
International Equity CRT Fund           --     $(2,001,252)    $882,352/1/       $(1,118,900)
Large Cap Growth CRT Fund....           --      (6,080,521)     (70,108)/1,2/     (6,150,629)
Small Cap Growth CRT Fund....     $332,837              --      (12,501)/1/          320,336

/1/The differences between book-basis and tax-basis unrealized (depreciation)
   is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized (depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.

6. Written Option Activity

  For the year ended December 31, 2005, the Funds did not have any written options activity.

7. Reclassification Of Capital Accounts

  At December 31, 2005, the following reclassifications were made to the capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, foreign currency transactions and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                                 Undistributed     Undistributed
                                 Net Investment    Capital Gain/     Paid In
                                     Income     (accumulated Losses) Capital
                                 -------------- -------------------- -------
   International Equity CRT Fund    $ 1,291           $   (128)      $(1,163)
   Large Cap Growth CRT Fund....     (1,435)             2,865        (1,430)
   Small Cap Growth CRT Fund....     50,942            (50,942)           --

8. Change of Independent Registered Public Accounting Firm

  On February 16, 2005, Ernst & Young LLP ("E&Y") resigned as the independent public accounting firm for the Funds. On February 16, 2005, the Company retained Tait, Weller & Baker LLP ("Tait") as the independent registered public accounting firm for the Funds. The retention of Tait as the independent registered public accounting firm of the Funds has been approved by the Company's Audit Committee and Board of Directors.

  The reports of E&Y on the financial statements of the Funds for the fiscal years prior to February 16, 2005 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

  In connection with its audits for the periods prior to February 16, 2005, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements for such years.

9. Subsequent Event

  At a board meeting held on February 15, 2006, the Board approved the liquidation of the International Equity CRT Fund, the Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund.

         Notes to Financial Statements (Continued)

         Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of BNY Hamilton International Equity CRT Fund, BNY Hamilton Large Cap Growth CRT Fund and BNY Hamilton Small Cap Growth CRT Fund, each a series of BNY Hamilton Funds, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2005, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period then ended December 31, 2004 have been audited by other auditors, whose report dated February 22, 2005 expressed an unqualified opinion on such financial statements and financial highlights.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Hamilton International Equity CRT Fund, BNY Hamilton Large Cap Growth CRT Fund and BNY Hamilton Small Cap Growth CRT Fund as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 10, 2006, except for Note 9, as to which the date is February 15, 2006

Directors and Officers* (Unaudited)
The directors and executive officers of BNY Hamilton Funds, their date of birth, position with the company and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  8/01/34           Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  1/24/52                           Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  6/02/49                           Officer, Crompton Corp., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director        Chief Executive Officer, Arroyo Video, 2004 to
  8/06/56                           Present; Executive Vice President and Chief
                                    Financial Officer, Insight Communications,
                                    1990 to 2003; Chief Operating Officer, Insight
                                    Communications, 1998 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  5/21/48                           Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  11/14/39                          Bank of New York, 1994 to 2003.

                                                   Principal Occupations
    Officers           Position                    During Past Five Years
    --------           --------                    ----------------------

Kevin J. Bannon . President and       Executive Vice President and Chief Investment
  7/13/52         Chief Executive     Officer, The Bank of New York, 1993 to
                  Officer             Present.

Guy Nordahl...... Treasurer and       Vice President, The Bank of New York, 1999
  8/27/65         Principal Financial to Present.
                  Officer

Ellen Kaltman.... Chief Compliance    Managing Director, Compliance, The Bank of
  1/17/48         Officer             New York, 1999 to Present.

Kim R. Smallman** Secretary           Counsel, Legal Services, BISYS Fund Services
  11/15/71                            Ohio, Inc., 2002 to Present; Attorney, Private
                                      Practice, 2000 to 2002.

Alaina V. Metz*** Assistant Secretary Chief Administrator, Administration Services
  4/07/67                             of BISYS Fund Services Ohio, Inc., 1995 to
                                      Present.

Daniel J. Igo**.. Assistant Secretary Senior Paralegal, Legal Services, BISYS Fund
  9/25/70                             Services, Ohio, Inc., 2004 to Present. Co-
                                      manager and Senior Paralegal, Mutual Fund
                                      and Securities Regulation, State Street Research
                                      and Management Co., 2003 to 2004, Senior
                                      Legal Product Manager, Columbia
                                      Management Group, Inc., 2002 to 2003,
                                      Senior Client Service Manager Clearsky, 2000
                                      to 2002.


* Unless otherwise noted, the address of the Directors and Officers is c/o The Bank of New York, One Wall Street, New York, New York, 10286.
** The address of Kim Smallman and Daniel Igo is c/o BISYS, 100 Summer Street,
   Suite 1500, Boston, Massachusetts, 02110.
***The address of Alaina Metz is c/o BISYS, 3435 Stelzer Road, Columbus, Ohio,
   43219.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor and Sub-Administrator
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for CRT Shares of BNY Hamilton International Equity CRT Fund, BNY Hamilton Large Cap Growth CRT Fund, and BNY Hamilton Small Cap Growth CRT Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  A copy of the code of ethics that applies to the Funds' principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available free of charge, upon request by calling (800) 426-9363.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

BNY Hamilton Distributors, Inc.
3435 Stelzer Road
Columbus, OH 43219



                                                               BNY-AR-CRT 12/05

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 11(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Kim D. Kelly of the Board's audit committee qualifies as an audit committee financial expert ("ACFE"), as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

                                 2005: $280,000
                                 2004: $395,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are as follows:

                                 2005: $0
                                 2004: $490,550

c). Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

                                 2005: $50,000
                                 2004: $78,500

d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

                                 2005: $30,000
                                 2004: $86,900

(e)Audit Committee Pre-Approval Policies and Procedures.

   (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

   (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was not applicable.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the period from January 1, 2005 to December 31, 2005 were $0.

(h) The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of regulation S-X is compatible with maintaining Tait, Weller & Baker LLP's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: John R. Alchin, Edward
L. Gardner, Kim D. Kelly, Karen R. Osar and James E. Quinn.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

a) Based on their evaluation on February 27th, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as sub-administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Bisys on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

Item 12. Exhibits.

(a)(1) The Code of Ethics is attached as EX-99.CODE ETH.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as
Exhibit 99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as
Exhibit 99.906CERT.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY Hamilton Funds
             ------------------

By:    /s/ Kevin J. Bannon
       -----------------------------------------
Name:  Kevin J. Bannon

Title: President and Principal Executive Officer

Date:  February 27, 2006

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Kevin J. Bannon
       -----------------------------------------
Name:  Kevin J. Bannon

Title: President and Principal Executive Officer

Date:  February 27, 2006


By:    /s/ Guy Nordahl
       -----------------------------------------
Name:  Guy Nordahl

Title: Treasurer and Principal Financial Officer

Date:  February 27, 2006